UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07607

The Universal Institutional Funds, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue New York, NY			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-281-2715

Date of fiscal year end:	12/31

Date of reporting period:	12/31/08

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Emerging Markets Debt Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Expense Examples (unaudited)

Emerging Markets Debt Portfolio

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

				Actual		Net
	Beginning	Actual Ending		Expenses		Expense
	Account	Account	Hypothetical	Paid	Hypothetical	Ratio
	Value	Value	Ending Account	During	Expenses Paid	During
	7/1/08	12/31/08	Value	Period*	During Period*	Period
Emerging Markets Debt Class I	$1,000.00	$858.30	$1,019.56	$5.18	$5.63	1.11%
Emerging Markets Debt Class II	1,000.00	858.30	1,019.30	5.42	5.89	1.16

*

Expenses are calculated using each Portfolio Class’ annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

1

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2008

Investment Overview (unaudited)

Emerging Markets Debt Portfolio

The Emerging Markets Debt Portfolio (the “Portfolio”) seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Fixed income securities are subject to credit and interest-rate risk. Credit risk refers to the ability of an issuer to make timely payments of interest and principal. Interest-rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. In a declining interest-rate environment, the Portfolio may generate less income. In a rising interest-rate environment, bond prices fall. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

Performance

For the fiscal year ended December 31, 2008, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -14.98%, net of fees, for Class I shares and -14.98%, net of fees, for Class II shares. The Portfolio’s Class I and Class II shares underperformed against the J.P. Morgan Emerging Markets Bond Global Index (the “Index”) which returned -10.91%.

Factors Affecting Performance

•

In the first half of 2008, the global economy avoided a serious recession and the prospect of the rest of the world “decoupling” from the U.S.-centered credit crisis was considered a possibility. The most serious threat to the economic performance of emerging market (EM) countries during this time was inflationary pressures coming from high food and commodity prices. While economic data began to show signs of deterioration in the U.S. and other developed countries, economic growth in the emerging world remained strong, driven by the continued growth of external accounts and increasing domestic demand. EM bonds, both in U.S. dollars and in local currency, performed relatively well with spreads trading in a fairly narrow range.

•

Late in the third quarter, the Lehman Brothers bankruptcy and the associated freezing of credit markets turned the economic headwinds decidedly more negative. Investor confidence plummeted, risk appetite collapsed, and forced selling of all sorts of risky assets ensued. Credit in global markets dried up, marking a turning point for those countries that had managed to remain on the sidelines of the crisis. EM countries endured a series of shocks including manic selling by leveraged investors, an unprecedented drop in commodity prices, and a sharp contraction in developed market growth. Most asset classes declined regardless of fundamentals as indiscriminate deleveraging generated a vicious cycle in which falling prices further undermined investor confidence, fueling additional unwinding of positions.

•

For the overall year, EM sovereign bond markets underperformed developed government bond markets, which were considered relative safe havens, yet outperformed other risky asset classes such as U.S. high yield bonds, leveraged loans and commercial mortgage-backed securities. The J. P. Morgan Emerging Markets Bond Global Index declined 10.91% for the year, with yield spreads widening from 254 basis points to 724 basis points above U.S. Treasury bonds.

•

The Portfolio’s overweights in Brazilian and Peruvian debt securities bolstered relative returns, as did an underweight in Argentina. Conversely, detractors from performance included overweights in Russian quasi-sovereign bond, underweights in Lebanese, Chinese and Malaysian debt, and currency exposure to Mexico and Brazil.

Management Strategies

•	We favored securities in Brazil, Indonesia, Mexico and Peru during the reporting period.

•	We maintained a neutral spread duration and moderately lower interest-rate duration relative to the Index throughout most of the period.

•

On a fundamental basis, we find significant value in EM dollar denominated debt at year end. While EM bond prices did advance in December, risk premiums remain at elevated levels. The improvement in credit markets at year end allowed issuers to borrow from the capital markets and trading volumes to improve slightly. We believe that the destruction of value in the last months of the year has created good opportunities in those EM countries with still strong fundamentals that should well position them to weather the global economic recession.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Overview (cont’d)

Emerging Markets Debt Portfolio

Performance Compared to J.P. Morgan Emerging Markets Bond Global Index(1)

	Total Returns(2)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(5)
Portfolio — Class I(3)	(14.98)%	4.40%	10.64%	6.11%
J.P. Morgan Emerging Markets Bond Global Index	(10.91)	5.18	10.17	7.71
Portfolio — Class II(4)	(14.98)	4.35	—	7.88
J.P. Morgan Emerging Markets Bond Global Index	(10.91)	5.18	—	8.40

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.vankampen.com. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)

The J.P. Morgan Emerging Markets Bond Global (“EMBG”) Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for over 30 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)	Commenced operations on June 16, 1997.
(4)	Commenced operations on December 19, 2002.
(5)

For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition*

Percentage of
Classification	Total Investments
Sovereign	95.7%
Other**	4.0
Short-Term Investments	0.3
Total Investments	100.0%

*	Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of December 31, 2008.
**

Industries and/or security types which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

3

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2008

Portfolio of Investments

Emerging Markets Debt Portfolio

		Face Amount	Value
		(000)	(000)
Fixed Income Securities (95.9%)
Argentina (0.3%)
Sovereign (0.3%)
Republic of Argentina,
8.28%, 12/31/33		$1,124	$368
Brazil (18.1%)
Corporate (1.1%)
Banco ABN Amro Real S.A.,
16.20%, 2/22/10	BRL	2,980	1,297
Sovereign (17.0%)
Banco Nacional de
Desenvolvimento
Economico e Social,
6.37%, 6/16/18 (a)	$3,400		3,247
Brazil Notas do Tesouro
Nacional, Series F,
10.00%, 1/1/14	BRL	5,051	1,936
Federative Republic of Brazil,
6.00%, 1/17/17	$1,710		1,774
7.13%, 1/20/37		350	399
8.00%, 1/15/18		1,803	2,028
8.88%, 10/14/19 -
4/15/24		4,765	5,844
10.50%, 7/14/14		1,270	1,600
11.00%, 8/17/40 (b)		2,810	3,681
			20,509
			21,806
Bulgaria (0.5%)
Sovereign (0.5%)
Republic of Bulgaria,
8.25%, 1/15/15 (a)		651	638
Chile (0.8%)
Sovereign (0.8%)
Empresa Nacional de Petroleo,
6.75%, 11/15/12 (a)		910	914
Colombia (1.9%)
Sovereign (1.9%)
Republic of Colombia,
11.75%, 2/25/20		1,690	2,273
Ecuador (0.9%)
Sovereign (0.9%)
Republic of Ecuador,
9.38%, 12/15/15 (c)		2,390	657
9.95%, 8/15/30 (c)		1,580	415
			1,072
Ghana (0.6%)
Sovereign (0.6%)
Republic of Ghana,
8.50%, 10/4/17 (a)		1,296	739
Indonesia (6.9%)
Corporate (1.5%)
Pindo Deli Finance Mauritius,
Tranche A, 5.43%,
4/28/15 (a)(d)		195	109
Tranche B, 5.43%,
4/28/18 (a)(d)		1,640	467
Tranche C, Zero Coupon,
4/28/25 (d)		2,691	175
Tjiwi Kimia Finance Mauritius Ltd.,
Tranche A, 5.43%,
4/28/15 (d)		781	433
Tranche B, 5.53%,
4/28/18 (a)(d)		1,433	409
Tranche C, Zero Coupon,
4/28/27 (a)(d)		2,923	190
			1,783
Sovereign (5.4%)
Republic of Indonesia,
6.88%, 1/17/18		800	653
6.88%, 1/17/18 (a)		250	208
7.75%, 1/17/38 (a)		6,770	5,644
			6,505
			8,288
Ivory Coast (0.3%)
Sovereign (0.3%)
Ivory Coast,
Zero Coupon, 3/31/18 (c)		1,530	390
Kazakhstan (2.4%)
Sovereign (2.4%)
Intergas Finance BV,
6.38%, 5/14/17		410	238
KazMunaiGaz Finance Sub BV,
9.13%, 7/2/18 (a)(b)		4,130	2,705
			2,943
Mexico (17.1%)
Sovereign (17.1%)
Mexican Bonos,
8.00%, 12/17/15	MXN	16,211	1,176
10.00%, 12/5/24		34,350	2,855
Pemex Project Funding Master Trust,
3.30%, 6/15/10 (a)(d)		$2,550	2,422
6.63%, 6/15/35		4,600	3,900
8.63%, 12/1/23		1,350	1,331
United Mexican States,
5.63%, 1/15/17 (b)		629	632
5.95%, 3/19/19		2,678	2,692
6.05%, 1/11/40		350	341
6.75%, 9/27/34		1,891	2,005
8.38%, 1/14/11		2,945	3,195
			20,549

The accompanying notes are an integral part of the financial statements.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments (cont’d)

Emerging Markets Debt Portfolio

	Face Amount		Value
	(000)		(000)
Nigeria (1.5%)
Sovereign (1.5%)
UBS AG, Federal Republic of
Nigeria, Credit Linked
Unsecured Notes,
Zero Coupon, 4/9/09	NGN	254,400	$1,803
Panama (3.0%)
Sovereign (3.0%)
Republic of Panama,
7.13%, 1/29/26	$1,050		995
7.25%, 3/15/15	841		862
9.38%, 4/1/29	1,550		1,713
			3,570
Peru (6.3%)
Sovereign (6.3%)
Republic of Peru,
6.55%, 3/14/37	1,760		1,580
7.35%, 7/21/25	350		350
8.38%, 5/3/16	890		963
8.75%, 11/21/33	4,197		4,722
			7,615
Philippines (5.1%)
Sovereign (5.1%)
Republic of Philippines,
8.88%, 3/17/15	2,628		2,799
9.00%, 2/15/13	1,680		1,789
9.50%, 2/2/30 (b)	1,321		1,486
			6,074
Qatar (0.7%)
Sovereign (0.7%)
State of Qatar (Registered),
9.75%, 6/15/30	660		815
Russia (11.1%)
Corporate (1.1%)
TNK-BP Finance S.A.,
7.88%, 3/13/18 (a)	2,550		1,288
Sovereign (10.0%)
RSHB Capital S.A. for OJSC
Russian Agricultural Bank,
6.30%, 5/15/17 (a)	1,401		806
7.18%, 5/16/13	190		139
7.18%, 5/16/13 (a)	1,910		1,394
Russian Federation,
7.50%, 3/31/30 (a)(e)	616		540
Russian Federation
(Registered),
7.50%, 3/31/30 (e)	6,821		5,985
12.75%, 6/24/28	2,700		3,145
			12,009
			13,297
South Korea (0.5%)
Sovereign (0.5%)
Korea Development Bank,
5.30%, 1/17/13	680		619
Trinidad (1.2%)
Sovereign (1.2%)
National Gas Co. of Trinidad &
Tobago Ltd.,
6.05%, 1/15/36 (a)	2,069		1,491
Turkey (9.4%)
Sovereign (9.4%)
Republic of Turkey,
6.75%, 4/3/18	4,372		4,175
11.00%, 1/14/13	4,537		5,150
11.88%, 1/15/30	1,340		1,923
			11,248
Uruguay (0.3%)
Sovereign (0.3%)
Republic of Uruguay,
8.00%, 11/18/22	340		316
Venezuela (7.0%)
Sovereign (7.0%)
Republic of Venezuela,
5.75%, 2/26/16	1,634		703
7.00%, 3/31/38	1,079		397
8.50%, 10/8/14	1,300		682
9.00%, 5/7/23	403		163
9.25%, 9/15/27 -
5/7/28 (b)	7,957		3,933
10.75%, 9/19/13	3,760		2,482
			8,360
Total Fixed Income Securities (Cost $139,009)			115,188

	No. of
	Warrants
Warrants (0.2%)
Nigeria (0.1%)
Central Bank of Nigeria, expires 11/15/20 (f)	1,250	125
Venezuela (0.1%)
Republic of Venezuela, Oil-Linked Payment Obligation, expires 4/15/20 (f)	3,750	94
Total Warrants (Cost $—)		219

Shares
Short-Term Investments (4.1%)
Securities held as Collateral on Loaned Securities (3.8%)
Investment Company (3.1%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (g)	3,715,740	3,716

The accompanying notes are an integral part of the financial statements.

5

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2008

Portfolio of Investments (cont’d)

Emerging Markets Debt Portfolio

	Face Amount	Value
	(000)	(000)
Repurchase Agreement (0.7%)
Goldman Sachs & Co., 0.06%, dated 12/31/08, due 1/2/09, repurchase price $913; fully collateralized by U.S government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., Gold Pools: rates ranging from 4.50% to 6.00%, due 11/1/19 – 12/1/38; Federal National Mortgage Association, Fixed Rate Mortgages: rates ranging from 4.00% to 7.00%, due 9/1/18 – 1/1/39; Government National Mortgage Association, Fixed Rate Mortgages: rates ranging from 4.50% to 11.50%, due 6/15/16 – 12/15/38, valued at $931.	$913	$913
		4,629

	Shares
Investment Company (0.3%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (g)	322,691	323
Total Short-Term Investments (Cost $4,952)		4,952
Total Investments (100.2%) (Cost $143,961) —
Including $4,540 of Securities Loaned		120,359
Liabilities in Excess of Other Assets (-0.2%)		(240)
Net Assets (100%)		$120,119

(a)	144A Security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(b)	All or a portion of security on loan at December 31, 2008.
(c)	Issuer is in default.
(d)	Variable/Floating Rate Security — Interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2008
(e)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2008. Maturity date disclosed is the ultimate maturity date.
(f)	Non-income producing security.
(g)	See Note I within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
BRL	— Brazilian Real
MXN	— Mexican Peso
NGN	— Nigerian Naira

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency			In		Net
to			Exchange		Unrealized
Deliver	Value	Settlement	For	Value	Depreciation
(000)	(000)	Date	(000)	(000)	(000)
USD 796	$796	1/12/09	MXN10,820	$779	$(17)

USD					— United States Dollar

The accompanying notes are an integral part of the financial statements.

6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Emerging Markets Debt Portfolio

Statement of Assets and Liabilities

December 31, 2008 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $139,922)	$116,320
Investment in Security of Affiliated Issuer, at Value (Cost $4,039)	4,039
Total Investments in Securities, at Value (Cost $143,961)	120,359
Interest Receivable	3,059
Receivable for Investments Sold	1,292
Foreign Currency, at Value (Cost $327)	326
Receivable for Portfolio Shares Sold	141
Dividends Receivable	3
Receivable from Affiliate	1
Other Assets	2
Total Assets	125,183
Liabilities:
Collateral on Securities Loaned, at Value:	4,629
Investment Advisory Fees Payable	226
Bank Overdraft	94
Administration Fees Payable	26
Payable for Portfolio Shares Redeemed	20
Unrealized Depreciation on Foreign Currency Exchange Contracts	17
Custodian Fees Payable	5
Directors’ Fees and Expenses Payable	1
Distribution Fees — Class II Shares	1
Other Liabilities	45
Total Liabilities	5,064
NET ASSETS	$120,119
Net Assets Consist of:
Paid-in Capital	$141,939
Undistributed Net Investment Income	9,023
Accumulated Net Realized Loss	(7,157)
Unrealized Appreciation (Depreciation) on:
Investments	(23,602)
Foreign Currency Exchange Contracts and Translations	(84)
Net Assets	$120,119
CLASS I:
Net Assets	$92,681
Net Asset Value, Offering and Redemption Price Per Share Applicable to 14,335,073 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$6.47
CLASS II:
Net Assets	$27,438
Net Asset Value, Offering and Redemption Price Per Share Applicable to 4,264,810 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$6.43
(1) Including:
Securities on Loan, at Value:	$4,540

The accompanying notes are an integral part of the financial statements.

7

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2008

Emerging Markets Debt Portfolio

Statement of Operations

Year Ended
December 31, 2008
(000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$11,025
Dividends from Security of Affiliated Issuer	172
Total Investment Income	11,197
Expenses:
Investment Advisory Fees (Note B)	1,183
Administration Fees (Note C)	397
Distribution Fees — Class II Shares (Note D)	127
Shareholder Reporting Fees	79
Professional Fees	33
Custodian Fees (Note F)	22
Directors’ Fees and Expenses	3
Transfer Agency Fees (Note E)	1
Other	17
Total Expenses	1,862
Distribution Fees — Class II Shares Waived (Note D)	(109)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note I)	(4)
Expense Offset (Note F)	(1)
Net Expenses	1,748
Net Investment Income	9,449
Realized Gain (Loss) on:
Investments Sold	(5,484)
Foreign Currency Transactions	1,385
Futures Contracts	(3,713)
Swap Agreements	2,314
Net Realized Gain	(5,498)
Change in Unrealized Appreciation (Depreciation) on:
Investments	(28,973)
Foreign Currency Exchange Contracts and Translations	(101)
Futures Contracts	190
Swap Agreements	(312)
Net Change in Unrealized Appreciation (Depreciation)	(29,196)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(34,694)
Net Decrease in Net Assets Resulting from Operations	$(25,245)

The accompanying notes are an integral part of the financial statements.

8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Emerging Markets Debt Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007
	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$9,449	$10,436
Net Realized Gain	(5,498)	7,233
Net Change in Unrealized Depreciation	(29,196)	(7,093)
Net Increase (Decrease) in Net Assets Resulting from Operations	(25,245)	10,576
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(8,762)	(9,479)
Net Realized Gain	(5,057)	(4,050)
Class II:
Net Investment Income	(2,577)	(2,809)
Net Realized Gain	(1,499)	(1,208)
Total Distributions	(17,895)	(17,546)
Capital Share Transactions:(1)
Class I:
Subscriptions	34,544	23,867
Distributions Reinvested	13,819	13,529
Redemptions	(50,363)	(40,006)
Class II:
Subscriptions	2,898	5,808
Distributions Reinvested	4,076	4,017
Redemptions	(10,421)	(6,035)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(5,447)	1,180
Total Decrease in Net Assets	(48,587)	(5,790)
Net Assets:
Beginning of Period	168,706	174,496
End of Period (Including Undistributed Net Investment Income of $9,023 and $9,266, respectively)	$120,119	$168,706
(1) Capital Share Transactions:
Class I:
Shares Subscribed	4,265	2,741
Shares Issued on Distributions Reinvested	1,840	1,636
Shares Redeemed	(6,792)	(4,623)
Net Decrease in Class I Shares Outstanding	(687)	(246)
Class II:
Shares Subscribed	354	675
Shares Issued on Distributions Reinvested	545	488
Shares Redeemed	(1,412)	(700)
Net Increase (Decrease) in Class II Shares Outstanding	(513)	463

The accompanying notes are an integral part of the financial statements.

9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Financial Highlights

Emerging Markets Debt Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$8.53	$8.92	$9.04	$8.89	$9.04
Income (Loss) from Investment Operations
Net Investment Income#	0.46	0.54	0.53	0.73	0.65
Net Realized and Unrealized Gain (Loss)	(1.61)	0.01	0.32	0.30	0.14
Total from Investment Operations	(1.15)	0.55	0.85	1.03	0.79
Distributions from and/or in Excess of:
Net Investment Income	(0.58)	(0.66)	(0.80)	(0.73)	(0.64)
Net Realized Gain	(0.33)	(0.28)	(0.17)	(0.15)	(0.30)
Total Distributions	(0.91)	(0.94)	(0.97)	(0.88)	(0.94)
Net Asset Value, End of Period	$6.47	$8.53	$8.92	$9.04	$8.89
Total Return ±	(14.98)%	6.55%	10.81%	12.25%	10.06%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$92,681	$128,135	$136,167	$155,945	$150,058
Ratio of Expenses to Average Net Assets	1.10%+	1.06%+	1.10%	1.09%	1.15%
Ratio of Net Investment Income to Average Net Assets	6.00%+	6.15%+	5.98%	8.18%	7.45%
Portfolio Turnover Rate	70%	59%	57%	63%	128%

#                Per share amount is based on average shares outstanding.

±                Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

+                Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

The accompanying notes are an integral part of the financial statements.

10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Financial Highlights

Emerging Markets Debt Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$8.49	$8.88	$9.01	$8.87	$9.02
Income (Loss) from Investment Operations
Net Investment Income#	0.46	0.53	0.50	0.71	0.65
Net Realized and Unrealized Gain (Loss)	(1.62)	0.02	0.34	0.30	0.14
Total from Investment Operations	(1.16)	0.55	0.84	1.01	0.79
Distributions from and/or in Excess of:
Net Investment Income	(0.57)	(0.66)	(0.80)	(0.72)	(0.64)
Net Realized Gain	(0.33)	(0.28)	(0.17)	(0.15)	(0.30)
Total Distributions	(0.90)	(0.94)	(0.97)	(0.87)	(0.94)
Net Asset Value, End of Period	$6.43	$8.49	$8.88	$9.01	$8.87
Total Return ±	(14.98)%	6.39%	10.80%	12.14%	10.08%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$27,438	$40,571	$38,329	$33,994	$23,846
Ratio of Expenses to Average Net Assets(1)	1.15%+	1.11%+	1.15%	1.14%	1.20%
Ratio of Net Investment Income to Average Net Assets(1)	5.97%+	6.10%+	5.69%	8.08%	7.57%
Portfolio Turnover Rate	70%	59%	57%	63%	128%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.45%+	1.41%+	1.45%	1.44%	1.50%
Net Investment Income to Average Net Assets	5.67%+	5.80%+	5.39%	7.78%	7.27%

#                Per share amount is based on average shares outstanding.

±                Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

+                Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

The accompanying notes are an integral part of the financial statements.

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the Emerging Markets Debt Portfolio. The Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.             Security Valuation: Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.             Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•                investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•                investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign” shares’ market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.             Foreign Currency Exchange Contracts: The Portfolio may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. The Portfolio may also enter into cross currency hedges which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Assets and Liabilities.

4.             Futures: The Portfolio may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as “initial margin”) are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains (losses) in the Statement of Operations. “Due from (to) Broker” is comprised of initial margin and variation margin, as stated in the Statement of Assets and Liabilities.

The Portfolio may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the related amounts recognized in the Statement of Assets and Liabilities.

Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

with the change in value of the hedged investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. At December 31, 2008, the Portfolio did not have any outstanding futures contracts.

5.             Swap Agreements: The Portfolio may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Cash collateral for swap agreements, if applicable, is deposited with the broker serving as counterparty to the agreement, and is included in “Due from (to) Broker” on the Statement of Assets and Liabilities. The following summarizes swaps which may be entered into by the Portfolio.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts on the Statement of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded within realized gain (loss) on swaps on the Statement of Operations. Credit default swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts on the Statement of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded within realized gain (loss) on swaps on the Statement of Operations. In a zero-coupon interest rate swap, payments only occur at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of LIBOR investments been rolled over through the life of the swap. The Portfolio amortizes its interest payment obligation over the life of the swap. The amortized portion of this payment is recorded within realized gain (loss) on the Statement of Operations. The unamortized portion of this payment is included in “Due from (to) Broker” on the Statement of Assets and Liabilities. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations.

Realized gains (losses) on maturity or termination of swap agreements are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the unrealized gain (loss) reported in the Statement of Assets and Liabilities may differ from that which would be realized in the event the Portfolio terminated its position in the agreement.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received, if any, at the date of default. Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Assets and Liabilities. At December 31, 2008, the Portfolio did not have any outstanding swap agreements.

6.             Forward Commitments and When-Issued/ Delayed Delivery Securities: The Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, the Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio’s commitments to purchase such securities or designates such assets as segregated on the Portfolio’s records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7.             Loan Agreements: The Portfolio may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions (“Lenders”) deemed to be creditworthy by the investment adviser. The Portfolio’s investments in Loans may be in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans (“Assignments”) from third parties. The Portfolio’s investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8.             Securities Lending: The Portfolio may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements backed by U.S. Treasury and Agency securities. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolio’s Statement of Operations in interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of the loaned securities was approximately $4,540,000 and related collateral outstanding at December 31, 2008 was approximately $4,629,000. For the year ended December 31, 2008, the Portfolio had income from securities lending (after rebates to borrowers and allocation to the securities lending agent) of approximately $140,000.

9.             Repurchase Agreements: The Portfolio may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

10.      Purchased and Written Options: The Portfolio may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

the transaction to determine the net realized gain or loss. By writing a covered call option, the Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, the Portfolio, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

The Portfolio may purchase call and put options on its portfolio securities or other financial instruments. The Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. The Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

11.      New Accounting Pronouncement: On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

12.      Fair Value Measurement: The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s investments carried at value:

		Other
	Investments	Financial
	in Securities	Instruments*
Valuation Inputs	(000)	(000)
Level 1 - Quoted Prices	$4,039	$—
Level 2 - Other Significant Observable Inputs	116,320	(17)
Level 3 - Significant Unobservable Inputs	—	—
Total	$120,359	$(17)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

		Other
	Investments	Financial
	in Securities	Instruments*
	(000)	(000)
Balance as of 12/31/07	$306	$—
Accrued discounts/premiums	1	—
Realized gain (loss)	(100)	—
Change in unrealized appreciation (depreciation)	(45)	—
Net purchases (sales)	(162)	—
Net transfers in and/or out of Level 3	—	—

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

Other
	Investments	Financial
	in Securities	Instruments*
	(000)	(000)
Balance as of 12/31/08	$—	$—
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at 12/31/08.	$—	$—

* Other financial instruments include forwards.

13.      Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt and is recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains (losses) are allocated to each class of shares based upon their relative net assets or other appropriate measures.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer’s share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $500	Next $500	Over $1
million	million	billion
0.75%	0.70%	0.65%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.30% for Class I shares and 1.35% for Class II shares. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time.

C.  Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries

D.  Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund and provides the Portfolio’s Class II shareholders with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.30% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2008, this waiver amounted to approximately $109,000.

E.  Dividend Disbursing and Transfer Agent: Effective June 9, 2008, the Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Prior to June 9, 2008, JPMorgan Investor Services Company provided dividend disbursing and transfer agency services for the Fund.

F.  Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

G.  Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown.However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

H.  Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Distributions to shareholder are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2008 and 2007 was as follows:

2008 Distributions		2007 Distributions
Paid From:		Paid From:
Ordinary	Long-Term	Ordinary	Long-Term
Income	Capital Gain	Income	Capital Gain
(000)	(000)	(000)	(000)
$14,632	$3,263	$13,236	$4,310

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and accrued investment in certain fixed income securities, resulted in the following reclassifications among the components of net assets at December 31, 2008:

Undistributed (Distributions in
Excess of) Net	Accumulated
Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$1,647	$(1,482)	$(165)

At December 31, 2008, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income	Capital Gain
(000)	(000)
$10,967	$—

At December 31, 2008, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

			Net
			Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
(000)	(000)	(000)	(000)
$146,625	$1,646	$(27,912)	$(26,266)

Net capital, passive foreign investment company (“PFIC”) and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio deferred to January 2, 2009, for U.S. Federal income tax purposes, post-October capital losses of approximately $1,439,000.

At December 31, 2008, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $4,779,000 which will expire on December 31, 2016.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

I. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company managed by the Adviser both directly, and as a portion of the securities held as collateral on loaned securities. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the year ended December 31, 2008, advisory fees paid were reduced by approximately $4,000 relating to the Portfolio’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2008 is as follows:

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	December 31,
2007	at Cost	Proceeds	Income	2008
(000)	(000)	(000)	(000)	(000)
$3,647	$101,478	$101,086	$172	$4,039

For the year ended December 31, 2008, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $105,804,000 and $120,547,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2008.

During the year ended December 31, 2008, the Portfolio incurred no brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

J. Other: At December 31, 2008, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 68.6% and 82.8%, for Class I and Class II shares, respectively.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Universal Institutional Funds, Inc. —

Emerging Markets Debt Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Debt Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Debt Portfolio of The Universal Institutional Funds, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 16, 2009

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2008.

The Portfolio designated and paid approximately $3,263,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Institute (policy organization) through November 2008; retired as Admiral in the U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officer de l’Orde National du Mérite by the French Government.

				161	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				163	Director of various business organizations.

Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	161	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	163	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	164	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				161	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	163	None.

W. Allen Reed (61)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	161	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	164	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Independent Director
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	162	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*                 This is the earliest date the Directors began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

**          The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. (“MSIM”) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA, The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

†                  For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (cont’d)

Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (34) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Amy R. Doberman (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 — April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*                 This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Adviser and Administrator	Custodian
Morgan Stanley Investment Management Inc.	JPMorgan Chase Bank, N.A.
522 Fifth Avenue	270 Park Avenue
New York, New York 10036	New York, New York 10017

Distributor	Legal Counsel
Morgan Stanley Distribution, Inc.	Clifford Chance US LLP
One Tower Bridge	31 West 52nd Street
100 Front Street, Suite 1100	New York, New York 10019-6131
West Conshohocken, PA 19428-2899

Dividend Disbursing and Transfer Agent	Independent Registered Public Accounting Firm
Morgan Stanley Services Company Inc.	Ernst & Young LLP
P.O. Box 219804	200 Clarendon Street
Kansas City, MO 64121-9804	Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund’s Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the Securities and Exchange Commission’s website at www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at www.sec.gov.

UIFEMDANN
IUO9-00668I-Y12/08

25

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Emerging Markets Equity Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Expense Examples (unaudited)

Emerging Markets Equity Portfolio

Expense  Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual  Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical  Example for  Comparison  Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

				Actual		Net
		Actual Ending		Expenses		Expense
	Beginning	Account	Hypothetical	Paid	Hypothetical	Ratio
	Account Value	Value	Ending Account	During	Expenses Paid	During
	7/1/08	12/31/08	Value	Period*	During Period*	Period
Emerging Markets Equity Class I	$1,000.00	$515.00	$1,016.99	$6.17	$8.21	1.62%
Emerging Markets Equity Class II	1,000.00	513.70	1,016.74	6.35	8.47	1.67

*                 Expenses are calculated using each Portfolio Class’ annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Overview (unaudited)

Emerging Markets Equity Portfolio

The Emerging Markets Equity Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

Performance

For the fiscal year ended December 31, 2008, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -56.62%, net of fees, for Class I shares and -56.74%, net of fees, for Class II shares. The Portfolio’s Class I and Class II shares underperformed against the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index (the “Index”) which returned -53.33%.

Factors Affecting Performance

•                  The MSCI Emerging Markets Net Index declined 53.3% in 2008, underperforming the developed markets for the one-year period. Latin America declined 51.4%, followed by Asia, which was down 53%. Emerging Europe, Middle East and Africa was the worst performing region, falling 55.7%.

•                  The year 2008 began with a prevailing concern for inflation in emerging markets as oil prices continued to outpace economic growth. In the second half of the year, while the price of oil and other commodities prices did retreat, the U.S. experienced an unprecedented credit crisis that led to global liquidity tightening, a sharp rise in risk aversion and further declines in the emerging markets. On the positive side, central bank tightening measures taken in the first half of 2008, coupled with falling commodity prices, have driven inflation lower in many emerging market economies and have allowed governments to cut interest rates at a fast pace. That said, however, good quality companies with strong balance sheets have largely become victims of collateral damage from the global credit crisis. We see this as an opportunity in our portfolio to buy and hold what we believe to be companies with higher-quality management, strong corporate governance and a competitive advantage.

•                  Overall, country allocation contributed favorably to relative performance. An overweight allocation to Panama and underweight allocations to Brazil, Russia and Hungary bolstered relative performance. Stock selection in India also added to relative gains.

•                  However, stock selection in China, Brazil and Mexico detracted from relative returns. An underweight allocation to Taiwan and stock selection within the country also hurt relative performance. Furthering dampening relative gains was an underweight allocation to Israel.

Management Strategies

•                  Early in 2008, we began reducing the Portfolio’s weightings in those countries with heavy energy and materials exposure. As such, during the year, we increased our underweight in Brazil and Russia. In South Africa, we shifted positions away from commodity-oriented stocks and into consumer staples stocks.

•                  Concurrently, we increased the Portfolio’s weightings in stocks and countries that we believe will benefit from easing commodity prices and moderating inflation pressures, such as Turkey, Poland and India. We believe these countries, and other net energy importers, are likely to show improvement in their current account deficits and may benefit from a lessening in pressure on their fiscal budgets. Falling prices for energy and other commodities are helping to reduce inflationary pressures in these countries and allowing their central banks to begin cutting interest rates. On a sector basis, the Portfolio is overwhelmingly overweight consumer discretionary, consumer staples and financials.

•                  At period-end, key overweight positions were Poland, Turkey, India, Indonesia and the Czech Republic. The largest underweight positions were Brazil, Taiwan, Malaysia, Israel and Korea.

•                  In the emerging markets, the era of high economic growth has ended but we believe growth at lower levels is likely to continue. By our analysis, growth may average pre-2002 levels of 3.5% to 4%, driven primarily by domestic consumption as the growth model that once depended on foreign flows will now depend on domestic savings.

•                  Emerging markets consumers — in sharp contrast to their U.S. counterparts — remain underleveraged. Thus, as inflation further settles down and interest rates fall, domestic consumption in emerging markets could resume and provide some cushion to the investment and global economic slowdown. From an investment perspective, emerging markets were trading at a discount of some 25% to developed markets at the end of the period. In a low return world, the emerging markets may hold relatively more appeal than the U.S. due to growth differentials.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Overview (cont’d)

Emerging Markets Equity Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index(1)

	Total Returns(2)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(5)
Portfolio – Class I(3)	(56.62)%	6.60%	7.64%	3.68%
MSCI Emerging Markets Net Index	(53.33)	7.66	9.05	3.67
Portfolio – Class II(4)	(56.74)	6.52	—	12.24
MSCI Emerging Markets Net Index	(53.33)	7.66	—	13.87

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.vankampen.com. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)   The Morgan Stanley Capital International (MSCI) Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 23 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)          Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)          Commenced operations on October 1, 1996.

(4)          Commenced operations on January 10, 2003.

(5)          For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition

Percentage of
Classification	Total Investments
Commercial Banks	19.8%
Wireless Telecommunication Services	13.9
Oil, Gas & Consumable Fuels	9.2
Other*	52.6
Short-Term Investments	4.5
Total Investments	100.0%

*                 Industries which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments

Emerging Markets Equity Portfolio

		Value
	Shares	(000)
Common Stocks (95.8%)
Brazil (9.2%)
Banco Bradesco S.A. ADR	345,700	$3,412
Banco Bradesco S.A. (Preference)	106,200	1,037
Banco do Brasil S.A.	165,343	1,071
Banco Itau Holding Financeira S.A. ADR	396,000	4,594
Cia de Bebidas das Americas (Preference) ADR	77,800	3,447
Cia Vale do Rio Doce ADR	685,225	7,298
Cia Vale do Rio Doce (Preference), Class A	9,555	100
Cyrela Brazil Realty S.A.	334,286	1,347
NET Servicos de Comunicacao S.A. (Preference) (a)	554,514	3,197
PDG Realty S.A. Empreendimentos e Participacoes	247,900	1,215
Perdigao S.A.	299,397	3,898
Petroleo Brasileiro S.A. ADR	363,093	7,411
Petroleo Brasileiro S.A. (Preference)	320,504	3,228
Ultrapar Participacoes S.A. (Preference)	83,430	1,831
Unibanco -Uniao de Bancos Brasileiros S.A.	129,948	833
Unibanco -Uniao de Bancos Brasileiros S.A. ADR	95,058	6,143
Vivo Participacoes S.A. ADR	119,000	1,492
		51,554
China/Hong Kong (18.8%)
Anhui Conch Cement Co., Ltd., Class H (a)	1,199,000	5,571
Beijing Enterprises Holdings Ltd.	387,000	1,591
BYD Electronic International Co., Ltd.	2,896,500	1,034
China Coal Energy Co.	1,722,000	1,392
China Communications Services Corp., Ltd., Class H	3,408,000	2,155
China Construction Bank Corp., Class H	15,438,000	8,543
China Life Insurance Co., Ltd., Class H	3,773,000	11,627
China Mobile Ltd.	2,534,000	25,692
China Resources Power Holdings Co., Ltd.	1,653,000	3,213
China Unicom Hong Kong Ltd.	1,674,000	2,036
Datang International Power Generation Co., Ltd., Class H	3,946,000	2,109
Dongfeng Motor Group Co., Ltd., Class H	13,229,000	4,314
Focus Media Holding Ltd. ADR (a)	252,500	2,295
GOME Electrical Appliances Holdings Ltd.	34,717,000	5,017
Industrial & Commercial Bank of China, Class H	14,009,000	7,445
Maanshan Iron & Steel, Class H	6,149,000	2,228
PetroChina Co., Ltd., Class H	11,196,000	9,920
Ping An Insurance Group Co. of China Ltd., Class H	947,500	4,630
Shanghai Industrial Holdings Ltd.	1,895,000	4,361
		105,173
Colombia (0.7%)
BanColombia S.A. ADR	166,814	3,895
Czech Republic (2.2%)
CEZ A.S.	133,768	5,436
Komercni Banka A.S.	22,780	3,506
Telefonica O2 Czech Republic A.S.	153,611	3,379
		12,321
Hungary (0.7%)
Richter Gedeon Nyrt	25,461	3,792
India (8.8%)
Bharat Heavy Electricals Ltd.	184,914	5,239
Bharti Airtel Ltd. (a)	288,600	4,263
Deccan Chronicle Holdings Ltd.	1,051,294	945
Glenmark Pharmaceuticals Ltd. (a)	204,100	1,256
HDFC Bank Ltd.	219,300	4,556
HDFC Bank Ltd. ADR	23,000	1,642
Hero Honda Motors Ltd.	93,000	1,553
Hindustan Unilever Ltd.	1,083,500	5,594
Housing Development Finance Corp.	68,400	2,133
India Cements Ltd.	975,469	1,968
Infosys Technologies Ltd.	255,084	5,907
ITC Ltd.	525,000	1,865
Maruti Suzuki India Ltd.	231,100	2,503
Reliance Industries Ltd.	93,700	2,387
State Bank of India Ltd. (d)	195,100	5,282
Television Eighteen India Ltd. (d)	296,500	571
Union Bank Of India (d)	353,000	1,224
		48,888
Indonesia (2.9%)
Astra International Tbk PT	1,726,900	1,742
Bank Central Asia Tbk PT	11,400,000	3,449
Bank Mandiri Persero Tbk PT	7,441,000	1,418
Bank Rakyat Indonesia Tbk PT	5,260,000	2,325
Bumi Resources Tbk PT	8,407,000	726
Perusahaan Gas Negara PT	5,545,500	1,003
Telekomunikasi Indonesia Tbk PT	8,732,500	5,680
		16,343
Luxembourg (0.7%)
Millicom International Cellular S.A.	88,109	3,957
Malaysia (1.0%)
Bumiputra-Commerce Holdings Bhd	230,000	392
Digi.com Bhd	293,500	1,851
Sime Darby Bhd	954,600	1,444
Tenaga Nasional Bhd	964,800	1,754
		5,441
Mexico (6.2%)
America Movil S.A.B. de C.V., Class L ADR	413,749	12,822
Corp. GEO S.A.B. de C.V., Class B (a)	746,735	841
Empresas ICA S.A.B de C.V. (a)	807,930	1,333
Fomento Economico Mexicano S.A.B. de C.V. ADR	237,900	7,168
Grupo Financiero Banorte S.A.B. de C.V., Class O	1,431,098	2,584
Grupo Televisa S.A. ADR	300,500	4,489
Urbi Desarrollos Urbanos S.A.B de C.V. (a)	697,957	953
Wal-Mart de Mexico S.A.B. de C.V. ADR	38,628	1,043
Wal-Mart de Mexico S.A.B. de C.V., Class V	1,259,142	3,364
		34,597

The accompanying notes are an integral part of the financial statements.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments (cont’d)

Emerging Markets Equity Portfolio

		Value
	Shares	(000)
Nigeria (0.1%)
Guaranty Trust Bank plc GDR	130,381	$520
Pakistan (0.8%)
MCB Bank Ltd.	584,000	929
National Bank of Pakistan	1,291,290	815
Oil & Gas Development Co., Ltd.	2,174,300	1,372
Pakistan State Oil Co., Ltd.	307,000	562
Pakistan Telecommunication Co., Ltd. (a)	3,324,000	711
		4,389
Panama (0.7%)
Copa Holdings S.A., Class A	136,862	4,150
Poland (4.2%)
Bank Pekao S.A.	164,181	7,026
Bank Zachodni WBK S.A.	58,991	2,216
KGHM Polska Miedz S.A.	51,024	487
PBG S.A. (a)	23,521	1,556
Polimex Mostostal S.A.	467,653	482
Polskie Gornictwo Naftowe I Gazownictwo S.A.	378,522	461
Powszechna Kasa Oszczednosci Bank Polski S.A.	619,128	7,417
Telekomunikacja Polska S.A.	580,460	3,761
		23,406
Russia (4.7%)
Gazprom OAO ADR	310,020	4,443
LUKOIL ADR	299,225	9,702
Mobile Telesystems OJSC ADR	64,700	1,726
Rosneft Oil Co. GDR	1,235,317	4,694
Rosneft Oil Co. GDR (a)	82,900	311
RusHydro (a)	98,488,200	2,062
Vimpel-Communications OJSC ADR	455,366	3,260
		26,198
South Africa (8.5%)
AngloGold Ashanti Ltd.	141,560	3,931
AngloGold Ashanti Ltd. ADR	22,010	610
Harmony Gold Mining Co., Ltd. (a)	237,000	2,586
Harmony Gold Mining Co., Ltd. ADR (a)	47,600	522
Massmart Holdings Ltd.	435,390	3,996
Mr. Price Group Ltd.	980,500	2,635
MTN Group Ltd.	969,997	11,477
Naspers Ltd., Class N	319,032	5,799
Raubex Group Ltd.	535,303	1,263
SABMiller plc	354,298	6,243
Sasol Ltd.	93,804	2,865
Tiger Brands Ltd.	345,100	5,372
		47,299
South Korea (11.9%)
Amorepacific Corp. (a)	5,328	2,786
Cheil Industries, Inc. (a)	101,191	3,290
Cheil Worldwide, Inc. (a)	17,856	2,788
Hyundai Development Co. (a)	67,150	1,771
Hyundai Motor Co. (a)	70,053	2,255
KB Financial Group, Inc. (a)	46,910	1,286
KT&G Corp.	14,640	915
LG Chem Ltd. (a)	77,487	4,456
LG Electronics, Inc. (a)	34,452	2,103
LG Telecom Ltd. (a)	126,190	991
NHN Corp. (a)	59,957	6,084
Samsung Electronics Co., Ltd.	41,163	14,947
Samsung Electronics Co., Ltd. (Preference)	9,616	1,996
Samsung Fire & Marine Insurance Co., Ltd.	31,352	4,771
Shinhan Financial Group Co., Ltd. (a)	129,425	2,998
SK Telecom Co., Ltd.	33,632	5,552
SK Telecom Co., Ltd. ADR	65,800	1,196
SSCP Co., Ltd. (a)	132,511	779
Woongjin Coway Co., Ltd. (a)	265,682	5,708
		66,672
Taiwan (7.5%)
Acer, Inc.	2,628,220	3,446
Asustek Computer, Inc.	3,212,372	3,649
Cathay Financial Holding Co., Ltd.	2,758,250	3,095
Chinatrust Financial Holding Co., Ltd.	5,649,664	2,436
Chunghwa Telecom Co., Ltd.	1,528,530	2,439
First Financial Holding Co., Ltd.	3,460,000	1,834
HON HAI Precision Industry Co., Ltd.	2,591,000	5,108
HTC Corp.	442,500	4,464
Taiwan Fertilizer Co., Ltd.	292,000	469
Taiwan Semiconductor Manufacturing Co., Ltd.	6,484,268	8,875
Wistron Corp.	1,508,000	1,159
Yuanta Financial Holding Co., Ltd.	10,105,000	4,600
		41,574
Thailand (1.7%)
Advanced Info Service PCL (Foreign)	772,900	1,744
Bangkok Bank PCL NVDR	867,800	1,765
Kasikornbank PCL (Foreign)	38,200	50
Kasikornbank PCL NVDR	1,576,800	2,089
PTT Exploration & Production PCL (Foreign)	476,300	1,463
PTT PCL (Foreign)	222,300	1,146
Siam Commercial Bank PCL (Foreign)	962,300	1,356
		9,613
Turkey (4.5%)
Akbank T.A.S.	1,581,781	4,938
Anadolu Efes Biracilik Ve Malt Sanayii A.S.	394,988	2,644
Haci Omer Sabanci Holding A.S.	895,505	2,045
Turkcell Iletisim Hizmet A.S.	960,225	5,527
Turkiye Garanti Bankasi A.S. (a)	3,613,599	6,170
Turkiye Halk Bankasi A.S.	586,270	1,760
Turkiye Is Bankasi A.S., Class C	853,807	2,296
		25,380
Total Common Stocks (Cost $868,412)		535,162
Investment Company (0.5%)
India (0.5%)
Morgan Stanley Growth Fund
(Cost $708) (a)(b)	3,926,900	2,543

The accompanying notes are an integral part of the financial statements.

5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments (cont’d)

Emerging Markets Equity Portfolio

		Value
	Shares	(000)
Short-Term Investment (4.6%)
Investment Company (4.6%)
Morgan Stanley Institutional Liquidity
Money Market Portfolio — Institutional Class
(Cost $25,418) (b)	25,418,121	$25,418
Total Investments (100.9%) (Cost $894,538) (c)		563,123
Liabilities in Excess of Other Assets (-0.9%)		(4,772)
Net Assets (100%)		$558,351

(a)	Non-income producing security.
(b)	See Note I within the Notes to Financial Statements regarding investments in Morgan Stanley Growth Fund and Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(c)

The approximate market value and percentage of total investments, $440,731,000 and 78.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

(d)

At December 31, 2008, the Portfolio held fair valued securities valued at approximately $7,077,000 representing 1.3% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Directors.

@	Value is less than $500.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
CZK	79,231	$4,090	3/19/09	USD	4,220	$4,220	$130
PLN	24,853	8,321	3/19/09	USD	8,441	8,441	120
USD	32	32	1/2/09	HKD	245	32	—	@
USD	36	36	1/5/09	HKD	282	36	—	@
USD	30	30	1/2/09	MYR	105	30	—	@
USD	353	353	1/5/09	PLN	1,038	350	(3)
USD	285	285	1/6/09	PLN	843	285	—	@
USD	175	175	1/7/09	PLN	518	175	—	@
		$13,322				$13,569	$247

CZK	— Czech Koruna
HKD	— Hong Kong Dollar
MYR	— Malaysian Ringgit
PLN	— Polish Zloty
USD	— United States Dollar

The accompanying notes are an integral part of the financial statements.

6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Emerging Markets Equity Portfolio

Statement of Assets and Liabilities

December 31, 2008
(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $868,412)	$535,162
Investments in Securities of Affiliated Issuers, at Value (Cost $26,126)	27,961
Total Investments in Securities, at Value (Cost $894,538)	563,123
Foreign Currency, at Value (Cost $1,397)	1,404
Dividends Receivable	949
Receivable for Investments Sold	961
Unrealized Appreciation on Foreign Currency Exchange Contracts	250
Receivable for Portfolio Shares Sold	173
Foreign Withholding Tax Reclaim Receivable	57
Receivable from Affiliate	6
Other Assets	12
Total Assets	566,935
Liabilities:
Payable for Investments Purchased	5,177
Investment Advisory Fees Payable	1,700
Payable for Portfolio Shares Redeemed	1,264
Custodian Fees Payable	254
Administration Fees Payable	115
Distribution Fees — Class II Shares	8
Unrealized Depreciation on Foreign Currency Exchange Contracts	3
Directors’ Fees and Expenses Payable	2
Other Liabilities	61
Total Liabilities	8,584
NET ASSETS	$558,351
Net Assets Consist of:
Paid-in Capital	$1,009,790
Distributions in Excess of Net Investment Income	(2,090)
Accumulated Net Realized Loss	(118,174)
Unrealized Appreciation (Depreciation) on:
Investments	(331,415)
Foreign Currency Exchange Contracts and Translations	240
Net Assets	$558,351
CLASS I:
Net Assets	$350,649
Net Asset Value, Offering and Redemption Price Per Share Applicable to 45,780,089 Outstanding
$0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.66
CLASS II:
Net Assets	$207,702
Net Asset Value, Offering and Redemption Price Per Share Applicable to 27,220,375 Outstanding
$0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.63

The accompanying notes are an integral part of the financial statements.

7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Emerging Markets Equity Portfolio

Statement of Operations

Year Ended
December 31, 2008
(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $2,377 Foreign Taxes Withheld)	$23,784
Dividends from Security of Affiliated Issuer	647
Interest from Securities of Unaffiliated Issuers	2
Total Investment Income	24,433
Expenses:
Investment Advisory Fees (Note B)	13,933
Administration Fees (Note C)	2,878
Custodian Fees (Note F)	1,465
Distribution Fees — Class II Shares (Note D)	1,236
Shareholder Reporting Fees	136
Professional Fees	97
Directors’ Fees and Expenses	21
Transfer Agency Fees (Note E)	8
Country Tax Expense#	1
Other	96
Total Expenses	19,871
Distribution Fees — Class II Shares Waived (Note D)	(1,059)
Investment Advisory Fees Voluntarily Waived (Note B)	(182)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note I)	(26)
Expense Offset (Note F)	(1)
Net Expenses	18,603
Net Investment Income	5,830
Realized Gain (Loss) on:
Investments Sold (Net of Capital Gain Country Taxes $301)	(112,305)
Foreign Currency Transactions	(2,347)
Net Realized Loss	(114,652)
Change in Unrealized Appreciation (Depreciation) on:
Investments (Net of Decrease in Deferred Capital Gain Country Tax Accruals of $2,644)	(735,762)
Foreign Currency Exchange Contracts and Translations	246
Net Change in Unrealized Appreciation (Depreciation)	(735,516)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(850,168)
Net Decrease in Net Assets Resulting from Operations	$(844,338)

#

CPMF (Provisional Contribution on Financial Transactions) is a Brazilian federal tax imposed on certain banking transactions and account withdrawals. The tax is charged based on the value of the transaction.

The accompanying notes are an integral part of the financial statements.

8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Emerging Markets Equity Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007
	(000)	(000)
Increase (Decrease) In Net Assets
Operations:
Net Investment Income	$5,830	$195
Net Realized Gain (Loss)	(114,652)	351,871
Net Change in Unrealized Appreciation (Depreciation)	(735,516)	83,905
Net Increase (Decrease) in Net Assets Resulting from Operations	(844,338)	435,971
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(4,232)
Net Realized Gain	(244,709)	(107,973)
Class II:
Net Investment Income	—	(1,276)
Net Realized Gain	(109,281)	(34,580)
Total Distributions	(353,990)	(148,061)
Capital Share Transactions:(1)
Class I:
Subscriptions	110,790	329,912
Distributions Reinvested	244,709	112,205
Redemptions	(408,799)	(308,280)
Class II:
Subscriptions	111,752	166,369
Distributions Reinvested	109,281	35,856
Redemptions	(84,554)	(48,211)
Net Increase in Net Assets Resulting from Capital Share Transactions	83,179	287,851
Total Increase (Decrease) in Net Assets	(1,115,149)	575,761
Net Assets:
Beginning of Period	1,673,500	1,097,739
End of Period (Including Distributions in Excess of Net Investment Income of $(2,090) and $(5,685), respectively)	$558,351	$1,673,500
(1) Capital Share Transactions:
Class I:
Shares Subscribed	6,278	14,919
Shares Issued on Distributions Reinvested	17,089	5,389
Shares Redeemed	(27,851)	(14,517)
Net Increase (Decrease) in Class I Shares Outstanding	(4,484)	5,791
Class II:
Shares Subscribed	6,920	7,514
Shares Issued on Distributions Reinvested	7,642	1,724
Shares Redeemed	(6,043)	(2,273)
Net Increase in Class II Shares Outstanding	8,519	6,965

The accompanying notes are an integral part of the financial statements.

9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Financial Highlights

Emerging Markets Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$24.27	$19.53	$14.73	$11.05	$9.04
Income (Loss) from Investment Operations
Net Investment Income#	0.08	0.01	0.05	0.10	0.07
Net Realized and Unrealized Gain (Loss)	(11.33)	7.45	5.27	3.63	2.00
Total from Investment Operations	(11.25)	7.46	5.32	3.73	2.07
Distributions from and/or in Excess of:
Net Investment Income	—	(0.10)	(0.13)	(0.05)	(0.06)
Net Realized Gain	(5.36)	(2.62)	(0.39)	—	—
Total Distributions	(5.36)	(2.72)	(0.52)	(0.05)	(0.06)
Net Asset Value, End of Period	$7.66	$24.27	$19.53	$14.73	$11.05
Total Return +	(56.62)%	40.45%	37.14%	33.85%	23.11%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$350,649	$1,220,017	$868,701	$647,447	$397,693
Ratio of Expenses to Average Net Assets(1)	1.60%+	1.58%+	1.62%†	1.65%	1.70%
Ratio of Net Investment Income to Average Net Assets(1)	0.52%+	0.03%+	0.31%	0.81%	0.71%
Portfolio Turnover Rate	98%	107%	77%	53%	72%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	1.62%+	1.58%+	1.63%	1.66%	1.71%
Net Investment Income to Average Net Assets	0.50%+	0.03%+	0.30%	0.80%	0.70%

#	Per share amount is based on average shares outstanding.
+

Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

†

Effective June 1, 2006, the Adviser has agreed to voluntarily limit the ratio of expenses to average net assets to the maximum ratio of 1.60% for Class I shares. Prior to June 1, 2006, the maximum ratio was 1.65% for Class I shares.

+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

The accompanying notes are an integral part of the financial statements.

10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Financial Highlights

Emerging Markets Equity Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$24.25	$19.52	$14.71	$11.04	$9.03
Income (Loss) from Investment Operations
Net Investment Income (Loss)#	0.07	(0.01)	0.03	0.08	0.06
Net Realized and Unrealized Gain (Loss)	(11.33)	7.46	5.30	3.64	2.01
Total from Investment Operations	(11.26)	7.45	5.33	3.72	2.07
Distributions from and/or in Excess of:
Net Investment Income	—	(0.10)	(0.13)	(0.05)	(0.06)
Net Realized Gain	(5.36)	(2.62)	(0.39)	—	—
Total from Investment Operations	(5.36)	(2.72)	(0.52)	(0.05)	(0.06)
Net Asset Value, End of Period	$7.63	$24.25	$19.52	$14.71	$11.04
Total Return +	(56.74)%	40.45%	37.17%	33.76%	23.00%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$207,702	$453,483	$229,038	$92,594	$31,942
Ratio of Expenses to Average Net Assets(1)	1.65%+	1.63%+	1.67%†	1.70%	1.75%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	0.47%+	(0.04)%+	0.19%	0.66%	0.64%
Portfolio Turnover Rate	98%	107%	77%	53%	72%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.97%+	1.93%+	1.98%	2.01%	2.06%
Net Investment Income (Loss) to Average Net Assets	0.15%+	(0.34)%+	(0.12)%	0.35%	0.33%

#	Per share amount is based on average shares outstanding.
±

Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

†

Effective June 1, 2006, the Adviser has agreed to voluntarily limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class II shares. Prior to June 1, 2006, the maximum ratio was 1.70% for Class II shares.

+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

The accompanying notes are an integral part of the financial statements.

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the Emerging Markets Equity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.               Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•                  investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•                  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2008, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign” shares’ market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.              Foreign Currency Exchange Contracts: The Portfolio may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Assets and Liabilities.

4.               New Accounting Pronouncement: On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

5.               Fair Value Measurement: The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

the Portfolio’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s investments carried at value:

		Other
	Investments	Financial
	in Securities	Instruments*
Valuation Inputs	(000)	(000)
Level 1 - Quoted Prices	$114,529	$—
Level 2 - Other Significant Observable Inputs	448,594	247
Level 3 - Significant Unobservable Inputs	—	—
Total	$563,123	$247

* Other financial instruments include forwards.

At December 31, 2008, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

6.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains (losses) are allocated to each class of shares based upon their relative net assets or other appropriate measures.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer’s share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $500	Next $500	Next $1.5	Over $2.5
million	million	billion	billion
1.25%	1.20%	1.15%	1.00%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.60% for Class I shares and 1.65% for Class II shares. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2008, this waiver amounted to approximately $182,000.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund and provides the Portfolio’s Class II shareholders with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.30% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2008, this waiver amounted to approximately $1,059,000.

E. Dividend Disbursing and Transfer Agent: Effective June 9, 2008, the Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Prior to June 9, 2008, JPMorgan Investor Services Company provided dividend disbursing and transfer agency services for the Fund.

F. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

G. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

H. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2008 and 2007 was as follows:

2008 Distributions		2007 Distributions
Paid From:		Paid From:
Ordinary	Long-Term	Ordinary	Long-Term
Income	Capital Gain	Income	Capital Gain
(000)	(000)	(000)	(000)
$91,161	$262,829	$11,188	$136,873

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to in-kind redemptions and foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2008:

Undistributed
(Distributions in
Excess of) Net	Accumulated
Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$(2,235)	$(2,464)	$4,699

At December 31, 2008, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2008, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

			Net
			Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
(000)	(000)	(000)	(000)
$915,690	$9,719	$(362,286)	$(352,567)

Net capital, passive foreign investment company (“PFIC”) and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

next taxable year. For the year ended December 31, 2008, the Portfolio deferred to January 2, 2009, for U.S. Federal income tax purposes, capital losses of approximately $93,946,000.

At December 31, 2008, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $3,315,000 which will expire on December 31, 2016.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

For the year ended December 31, 2008, the Portfolio realized gains from in-kind redemptions of approximately $3,598,000. The gains are not taxable income to the Portfolio.

I. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Morgan Stanley Growth Fund, a closed-end management investment company advised by an affiliate of the Adviser. The Morgan Stanley Growth Fund has a cost basis of approximately $708,000.

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2008 is as follows:

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	December 31,
2007	at Cost	Proceeds	Income	2008
(000)	(000)	(000)	(000)	(000)
$6,447	—	—	—	$2,543

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the year ended December 31, 2008, advisory fees paid were reduced by approximately $26,000 relating to the Portfolio’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the years ended December 31, 2008 is as follows:

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	December 31,
2007	at Cost	Proceeds	Income	2008
(000)	(000)	(000)	(000)	(000)
$27,560	$405,568	$407,710	$647	$25,418

For the December 31, 2008, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $1,112,462,000 and $1,368,821,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2008.

During the year ended December 31, 2008, the Portfolio incurred approximately $33,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker dealer. Additionally, during the year ended December 31, 2008, the Portfolio incurred approximately $21,000 of brokerage commissions with China International Capital Corporation (Hong Kong) Limited (CICC), an affiliated broker/dealer.

J. Other: At December 31, 2008, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 66.1% and 78.8%, for Class I and Class II shares, respectively.

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Universal Institutional Funds, Inc. —

Emerging Markets Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Emerging Markets Equity Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Equity Portfolio of The Universal Institutional Funds, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 16, 2009

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2008.

The Portfolio designated and paid approximately $262,830,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio’s earnings for its taxable year ended December 31, 2008.

The Portfolio intends to pass through foreign tax credits of approximately $1,515,000, and has derived net income from sources within foreign countries amounting to approximately $26,119,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (unaudited)

Independent Directors:

Number of
Portfolios in
Fund
Complex
Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time		Independent	Other Directorships Held by Independent
Independent Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Director
Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Institute (policy organization) through November 2008; retired as Admiral in the U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officer de l’Orde National du Mérite by the French Government.

				161	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998- October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995- November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				163	Director of various business organizations.

Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	161	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991- September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	163	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	164	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (cont’d)

Independent Directors (cont’d):

				Number of
				Portfolios in
				Fund
				Complex
				Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time		Independent	Other Directorships Held by Independent
Independent Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Director
Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				161	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	163	None.

W. Allen Reed (61)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	161	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	164	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Number of
Portfolios in
		Term of		Fund
		Office and		Complex
	Position(s)	Length of		Overseen by
Name, Age and Address of	Held with	Time		Interested	Other Directorships Held by Interested
Interested Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Director
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	162	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*                 This is the earliest date the Directors began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

**          The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. (“MSIM”) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

†                  For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (cont’d)

Officers:

	Position(s)	Term of Office
	Held with	and Length of
Name, Age and Address of Executive Officer	Registrant	Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (34) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Amy R. Doberman (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*                 This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Adviser and Administrator	Custodian
Morgan Stanley Investment Management Inc.	JPMorgan Chase Bank, N.A.
522 Fifth Avenue	270 Park Avenue
New York, New York 10036	New York, New York 10017

Distributor	Legal Counsel
Morgan Stanley Distribution, Inc.	Clifford Chance US LLP
One Tower Bridge	31 West 52nd Street
100 Front Street, Suite 1100	New York, New York 10019-6131
West Conshohocken, PA 19428-2899
Independent Registered Public Accounting Firm
Dividend Disbursing and Transfer Agent	Ernst & Young LLP
Morgan Stanley Services Company Inc.	200 Clarendon Street
P.O Box 219804	Boston, Massachusetts 02116-5072
Kansas City, MO 64121-9804

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund’s Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the Securities and Exchange Commission’s website at www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at www.sec.gov.

UIFEMEANN IU09-00671I-Y12/08

22

The Universal Institutional Funds, Inc. Annual Report – December 31, 2008

Global Value Equity Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Expense Example (unaudited)

Global Value Equity Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Actual Ending Account Value 12/31/08	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period
Global Value Equity	$1,000.00	$707.30	$1,019.36	$4.94	$5.84	1.15%

*                 Expenses are calculated using the Portfolio’s annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Overview (unaudited)

Global Value Equity Portfolio

The Global Value Equity Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability. The risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments.

Performance

For the fiscal year ended December 31, 2008, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -40.15%, net of fees. The Portfolio outperformed against the Morgan Stanley Capital International (MSCI) World Index (the “Index”) which returned -40.71%.

Factors Affecting Performance

•                  Global equities declined precipitously during the period under review. In 2008, the U.S. market had its worst one-year performance since the 1930s. The complete reshuffling of Wall Street and dire global economic conditions were met with unprecedented policy response by governments and central banks around the world. The massive fiscal and monetary stimulus was made possible by the shift from inflation fears to deflation fears as the primary threat to the global economy’s recovery. Falling commodity prices (since July 2008), declining home values and a substantial drop in consumer demand exerted downward pressure on prices such that deflation has now become policymakers’ chief concern.

•                  Although the interventions were initially met with disappointment among investors, equity prices appeared to stabilize in December and a key liquidity measure showed some improvement. However, certain “fear gauges” remained troubling at the end of the period, including the CBOE Volatility Index® (VIX®). Without more positive readings, any equity rally will likely be short-lived and substantial improvements in economic and financial conditions will be delayed.

•                  By the end of the period, most of the developed world had entered into recession, and outlooks remained gloomy. The U.S. and Europe grappled with a wave of negative economic data, while Japan continued to suffer from weak domestic demand and falling exports. The Asia Pacific region excluding Japan dealt with the impact of languishing growth both in the developed world and in China, which until then had served as the region’s economic engine.

•                  During the period, the Portfolio was well served by its defensive positioning, with overweights to health care and telecommunication services, and underweights to cyclical sectors such as materials, energy and industrials. As the global economic outlook became increasingly dire, negative sentiment fueled a strong sell-off in economical sensitive sectors. The Portfolio’s underweights there buffered the impact of those sectors’ substantial declines. At the same time, stock selection and relative overweights in both the health care (where the Portfolio holds predominantly pharmaceuticals stocks) and telecommunication services sectors added relative value, as these sectors held up relatively better than the Index during the period.

•                  However, other positions were disappointments. Weaker than expected results from food producers and tobacco companies led to losses in the Portfolio’s consumer staples segment. These companies suffered from the expectation that high raw materials and energy costs earlier in 2008 would crimp profit margins. The financials sector was another significant detractor for the period. The benefit of an underweight to the sector was overwhelmed by the considerably negative impact of stock selection. On valuations, many of the financial stocks looked compelling cheap. But with the credit crisis accelerating and the operating environment deteriorating much faster than anyone anticipated, performance suffered as a number of the Portfolio’s holdings were negatively impacted.

Management Strategies

•                  At the end of November, in concert with the management team change, the composition of the portfolio was adjusted to represent the investment philosophy of the new management team. At period-end, the Portfolio was defensively positioned, with significant overweights in the telecommunication services and consumer staples sectors. Conversely, the Portfolio was underweight in financials and in the more cyclical sectors, including information technology, materials, energy and industrials.

•                  The Portfolio’s investment process is value driven and based on individual stock selection. In assessing investment opportunities, the team considers value criteria with an emphasis on cash flow and the intrinsic value of company assets. Securities which appear undervalued according to these criteria are then subjected to in-depth fundamental analysis. The team conducts an investigation of the issuer’s balance sheet, cash flow and income statement and assesses the company’s business franchise. We believe this strategy is a powerful long-term approach and is also particularly appropriate in current markets, where solid cash flow

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Overview (cont’d)

Global Value Equity Portfolio

generation, balance sheet strength and capital management discipline have become increasingly important as companies navigate a very difficult operating environment.

Performance Compared to the Morgan Stanley Capital International (MSCI) World Index(1)

	Total Returns(2)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(4)
Portfolio – Class I (3)	(40.15)%	(1.45)%	0.73%	3.23%
MSCI World Index	(40.71)	(0.51)	(0.64)	2.60

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.vankampen.com. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)          Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)          Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)   Commenced operations on January 2, 1997.

(4)          For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Portfolio Composition

Percentage of
Classification	Total Investments
Diversified Telecommunication Services	17.9%
Pharmaceuticals	11.3
Tobacco	10.6
Oil, Gas & Consumable Fuels	8.4
Media	5.4
Electric Utilities	5.3
Other*	39.0
Short-Term Investments	2.1
Total Investments	100.0%

*      Industries which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other.”

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments

Global Value Equity Portfolio

		Value
	Shares	(000)
Common Stocks (98.6%)
Australia (0.7%)
Goodman Fielder Ltd.	372,165	$346
Austria (0.5%)
Telekom Austria AG	17,822	258
Finland (3.3%)
Elisa Oyj	33,444	579
Nokia Oyj	33,658	522
Orion Oyj, Class B	29,778	504
		1,605
France (10.0%)
France Telecom S.A.	54,708	1,530
GDF Suez S.A.	18,655	924
Legrand S.A.	28,198	542
Neopost S.A.	6,090	551
Total S.A.	14,279	779
Vallourec	4,721	537
		4,863
Germany (6.7%)
E.ON AG	21,834	883
MTU Aero Engines Holding AG	24,343	671
RWE AG	9,017	811
Symrise AG	62,326	880
		3,245
Greece (2.1%)
OPAP S.A.	35,990	1,035
Ireland (1.7%)
DCC plc	55,561	808
Italy (2.8%)
ENI S.p.A.	56,700	1,343
Japan (7.3%)
Amada Co., Ltd.	54,000	262
Daifuku Co., Ltd.	61,500	358
Hoya Corp.	45,588	792
Nintendo Co., Ltd.	1,309	503
Ono Pharmaceutical Co., Ltd.	14,100	733
TDK Corp.	15,500	569
Tokyo Tomin Bank Ltd. (The)	20,000	324
		3,541
Netherlands (11.0%)
Koninklijke KPN N.V.	100,478	1,457
Nutreco Holding N.V.	24,559	807
Reed Elsevier N.V.	86,637	1,021
Unilever N.V. CVA	30,662	743
Wolters Kluwer N.V.	69,017	1,303
		5,331
Norway (0.6%)
Schibsted ASA	22,490	269
Singapore (1.1%)
ComfortDelgro Corp., Ltd.	520,000	526
Spain (3.2%)
Telefonica S.A.	68,760	1,541
Sweden (0.6%)
Saab AB, Class B	34,638	317
Taiwan (1.1%)
Chunghwa Telecom Co., Ltd. ADR	34,352	536
United Kingdom (19.1%)
BP plc	127,065	974
British American Tobacco plc	56,824	1,476
Britvic plc	166,926	637
Charter International plc	57,418	274
Diageo plc	34,913	486
Filtrona plc	9,754	19
GlaxoSmithKline plc	52,058	966
Meggitt plc	114,733	266
National Express Group plc	68,705	490
Rolls-Royce Group plc, C Shares (a)	6,231,082	9
Royal Dutch Shell plc, Class A	38,613	1,009
Scottish & Southern Energy plc	43,218	761
Vodafone Group plc	964,448	1,942
		9,309
United States (26.8%)
ALLETE, Inc.	15,062	486
AT&T, Inc.	49,792	1,419
Bristol-Myers Squibb Co.	77,025	1,791
Clearwater Paper Corp. (a)	5,164	43
Eli Lilly & Co.	20,058	808
Fortune Brands, Inc.	11,882	490
Kimberly-Clark Corp.	21,256	1,121
Pfizer, Inc.	42,346	750
Philip Morris International, Inc.	44,118	1,920
Portland General Electric Co.	24,892	485
Potlatch Corp. REIT	18,074	470
Reynolds American, Inc.	44,957	1,812
Verizon Communications, Inc.	42,231	1,432
		13,027
Total Common Stocks (Cost $46,646)		47,900
Short-Term Investment (2.1%)
Investment Company (2.1%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (Cost $1,037) (b)	1,036,809	1,037
Total Investments (100.7%) (Cost $47,683) (c)		48,937
Liabilities in Excess of Other Assets (-0.7%)		(327)
Net Assets (100%)		$48,610

The accompanying notes are an integral part of the financial statements.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments (cont’d)

Global Value Equity Portfolio

(a)	Non-income producing security.
(b)	See Note H within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(c)

The approximate market value and percentage of total investments, $34,329,000 and 70.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

@	Value is less than $500.
ADR	American Depositary Receipt
CVA	Certificaten Van Aandelen
REIT	Real Estate Investment Trust

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
AUD	40	$27	1/5/09	USD	27	$27	$— @
EUR	7,200	9,999	1/27/09	USD	9,328	9,328	(671)
EUR	1,200	1,666	1/27/09	USD	1,728	1,728	62
GBP	1,000	1,437	1/27/09	JPY	136,888	1,511	74
GBP	1,400	2,012	1/27/09	JPY	190,960	2,108	96
GBP	1,000	1,437	1/27/09	USD	1,475	1,475	38
JPY	133,565	1,474	1/27/09	GBP	1,000	1,437	(37)
USD	2,375	2,375	1/27/09	EUR	1,700	2,361	(14)
		$20,427				$19,975	$(452)

AUD	— Australian Dollar
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
USD	— United States Dollar

The accompanying notes are an integral part of the financial statements.

5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Global Value Equity Portfolio

Statement of Assets and Liabilities

December 31, 2008
(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $46,646)	$47,900
Investment in Security of Affiliated Issuer, at Value (Cost $1,037)	1,037
Total Investments in Securities, at Value (Cost $47,683)	48,937
Unrealized Appreciation on Foreign Currency Exchange Contracts	270
Dividends Receivable	112
Receivable for Investments Sold	68
Foreign Currency, at Value (Cost $54)	54
Foreign Withholding Tax Reclaim Receivable	18
Receivable for Portfolio Shares Sold	12
Receivable from Affiliate	—@
Other Assets	1
Total Assets	49,472
Liabilities:
Unrealized Depreciation on Foreign Currency Exchange Contracts	722
Investment Advisory Fees Payable	83
Administration Fees Payable	11
Custodian Fees Payable	9
Payable for Portfolio Shares Redeemed	2
Directors’ Fees and Expenses Payable	1
Other Liabilities	34
Total Liabilities	862
NET ASSETS	$48,610
Net Assets Consist of:
Paid-in Capital	$68,731
Undistributed Net Investment Income	3,254
Accumulated Net Realized Loss	(24,175)
Unrealized Appreciation (Depreciation) on:
Investments	1,254
Foreign Currency Exchange Contracts and Translations	(454)
Net Assets	$48,610
Net Asset Value, Offering and Redemption Price Per Share Applicable to 7,201,699 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$6.75

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

6

The Universal Institutional Funds, Inc.

Annual Report — December 31, 2008

Global Value Equity Portfolio

Statement of Operations

Year Ended
December 31, 2008
(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $158 Foreign Taxes Withheld)	$2,881
Dividends from Security of Affiliated Issuer	20
Interest from Securities of Unaffiliated Issuers	3
Total Investment Income	2,904
Expenses:
Investment Advisory Fees (Note B)	514
Administration Fees (Note C)	194
Shareholder Reporting Fees	72
Custodian Fees (Note E)	30
Professional Fees	23
Directors’ Fees and Expenses	1
Transfer Agency Fees (Note D)	1
Other	14
Total Expenses	849
Rebate from Morgan Stanley Affiliated Cash Sweep (Note H)	(1)
Expense Offset (Note E)	—@
Net Expenses	848
Net Investment Income	2,056
Realized Gain (Loss) on:
Investments Sold	(23,493)
Foreign Currency Transactions	1,179
Net Realized Loss	(22,314)
Change in Unrealized Appreciation (Depreciation) on:
Investments	(16,905)
Foreign Currency Exchange Contracts and Translations	(573)
Net Change in Unrealized Appreciation (Depreciation)	(17,478)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(39,792)
Net Decrease in Net Assets Resulting from Operations	$(37,736)

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Global Value Equity Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007
	(000)	(000)
Increase (Decrease) In Net Assets
Operations:
Net Investment Income	$2,056	$1,875
Net Realized Gain (Loss)	(22,314)	23,851
Net Change in Unrealized Depreciation	(17,478)	(15,771)
Net Increase (Decrease) in Net Assets Resulting from Operations	(37,736)	9,955
Distributions from and/or in Excess of:
Net Investment Income	(2,004)	(2,154)
Net Realized Gain	(22,645)	(9,093)
Total Distributions	(24,649)	(11,247)
Capital Share Transactions:(1)
Subscriptions	4,348	13,828
Distributions Reinvested	24,649	11,247
Redemptions	(25,472)	(67,613)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	3,525	(42,538)
Total Decrease in Net Assets	(58,860)	(43,830)
Net Assets:
Beginning of Period	107,470	151,300
End of Period (Including Undistributed Net Investment Income of $3,254 and $1,830, respectively)	$48,610	$107,470
(1) Capital Share Transactions:
Shares Subscribed	407	796
Shares Issued on Distributions Reinvested	2,636	655
Shares Redeemed	(2,369)	(3,831)
Net Increase (Decrease) in Capital Shares Outstanding	674	(2,380)

The accompanying notes are an integral part of the financial statements.

8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Financial Highlights

Global Value Equity Portfolio

	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$16.46	$16.99	$14.87	$14.30	$12.69
Income (Loss) from Investment Operations
Net Investment Income#	0.30	0.25	0.24	0.23	0.15
Net Realized and Unrealized Gain (Loss) on Investments	(5.71)	0.94	2.78	0.59	1.56
Total from Investment Operations	(5.41)	1.19	3.02	0.82	1.71
Distributions from and/or in Excess of:
Net Investment Income	(0.35)	(0.33)	(0.26)	(0.15)	(0.10)
Net Realized Gain	(3.95)	(1.39)	(0.64)	(0.10)	—
Total Distributions	(4.30)	(1.72)	(0.90)	(0.25)	(0.10)
Net Asset Value, End of Period	$6.75	$16.46	$16.99	$14.87	$14.30
Total Return ±	(40.15)%	6.64%	21.21%	5.83%	13.54%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$48,610	$107,470	$151,300	$133,950	$135,687
Ratio of Expenses to Average Net Assets(1)	1.11%+	1.00%+	1.50%	1.02%	1.15%
Ratio of Net Investment Income to Average Net Assets(1)	2.69%+	1.47%+	1.53%	1.60%	1.15%
Portfolio Turnover Rate	93%	36%	29%	26%	27%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	N/A	N/A	N/A	N/A	1.17%
Net Investment Income to Average Net Assets	N/A	N/A	N/A	N/A	1.13%

#                Per share amount is based on average shares outstanding.

±                Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

+                Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

The accompanying notes are an integral part of the financial statements.

9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the Global Value Equity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.            Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•                  investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•                  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received

10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2008, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign” shares’ market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.              Foreign Currency Exchange Contracts: The Portfolio may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain or modify exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Assets and Liabilities.

4.              New Accounting Pronouncement: On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

5.              Fair Value Measurement: The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s investments carried at value:

Valuation Inputs	Investments in Securities (000)	Other Financial Instruments* (000)
Level 1 - Quoted Prices	$14,608	$—
Level 2 - Other Significant Observable Inputs	34,329	(452)
Level 3 - Significant Unobservable Inputs	—	—
Total	$48,937	$(452)

* Other financial instruments include forwards.

At December 31, 2008, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

6.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer’s share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $1	Next $500	Next $1	Next $1	Next $1	Over $4.5
billion	million	billion	billion	billion	billion
0.67%	0.645%	0.62%	0.595%	0.57%	0.545%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time.

Morgan Stanley Investment Management Limited (the “Sub-Adviser” or “MSIM Limited”), a wholly-owned subsidiary of Morgan Stanley, serves as Sub-Adviser for the Portfolio on a day-to-day basis. MSIM Limited selects, buys and sells securities for the Portfolio under the supervision of the Adviser. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. Dividend Disbursing and Transfer Agent: Effective June 9, 2008, the Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Prior to June 9, 2008, JPMorgan

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

Investor Services Company provided dividend disbursing and transfer agency services for the Fund.

E. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

F. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2008 and 2007 was as follows:

2008 Distributions		2007 Distributions
Paid From:		Paid From:
Ordinary	Long-Term	Ordinary	Long-Term
Income	Capital Gain	Income	Capital Gain
(000)	(000)	(000)	(000)
$4,226	$20,423	$2,337	$8,910

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and certain equity securities designated as issued by passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2008:

Undistributed (Distributions in
Excess of) Net	Accumulated
Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$1,372	$(1,372)	$—

At December 31, 2008, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income	Capital Gain
(000)	(000)
$3,107	$—

At December31, 2008, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

			Net
			Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
(000)	(000)	(000)	(000)
$47,734	$2,399	$(1,196)	$1,203

Net capital, passive foreign investment company (“PFIC”) and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio deferred to January 2, 2009, for U.S. Federal income tax purposes, capital and currency losses of approximately $19,929,000 and $298,000, respectively.

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

At December 31, 2008, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $4,195,000 which will expire on December 31, 2016.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

H. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the year ended December 31, 2008, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2008 is as follows:

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	December 31,
2007	at Cost	Proceeds	Income	2008
(000)	(000)	(000)	(000)	(000)
$777	$39,086	$38,826	$20	$1,037

For the December 31, 2008, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $71,219,000 and $89,568,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2008.

During the year ended December 31, 2008, the Portfolio incurred approximately $3,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, and affiliated broker dealer.

I. Other: At December 31, 2008, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 70.6%.

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of The Universal Institutional Funds, Inc. —
Global Value Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Value Equity Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Value Equity Portfolio of The Universal Institutional Funds, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 16, 2009

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2008.

For corporate shareholders, 23.9% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $20,423,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio’s earnings for its taxable year ended December 31, 2008.

The Portfolio intends to pass through foreign tax credits of approximately $116,000, and has derived net income from sources within foreign countries amounting to approximately $2,287,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (unaudited)

Independent Directors:

Number of
Portfolios in
Fund
Complex
Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time		Independent	Other Directorships Held by Independent
Independent Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Director
Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Institute (policy organization) through November 2008; retired as Admiral in the U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officer de l’Orde National du Mérite by the French Government.

				161	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				163	Director of various business organizations.

Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	161	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S.Treasury.	163	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001- July 2003); CFO of the J. Paul Getty Trust.	164	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (cont’d)

Independent Directors (cont’d):

				Number of
				Portfolios in
				Fund
				Complex Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time		Independent	Other Directorships Held by Independent
Independent Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Director
Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999)

				161	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	163	None.

W. Allen Reed (61)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005)	161	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	164	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Number of
Portfolios in
		Term of		Fund
		Office and		Complex
	Position(s)	Length of		Overseen by
Name, Age and Address of	Held with	Time		Interested	Other Directorships Held by Interested
Interested Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Director
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	162	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*                 This is the earliest date the Directors began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

**          The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. (‘‘MSIM’’) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. (‘‘MSIA’’) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

†                  For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (cont’d)

Officers:

	Position(s)	Term of Office
	Held with	and Length of
Name, Age and Address of Executive Officer	Registrant	Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (34) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Amy R. Doberman (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 - April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*               This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Adviser and Administrator	Custodian
Morgan Stanley Investment Management Inc.	JPMorgan Chase Bank, N.A.
522 Fifth Avenue	270 Park Avenue
New York, New York 10036	New York, New York 10017

Distributor	Legal Counsel
Morgan Stanley Distribution, Inc.	Clifford Chance US LLP
One Tower Bridge	31 West 52nd Street
100 Front Street, Suite 1100	New York, New York 10019-6131
West Conshohocken, PA 19428-2899
Independent Registered Public Accounting Firm
Dividend Disbursing and Transfer Agent	Ernst & Young LLP
Morgan Stanley Services Company Inc.	200 Clarendon Street
P.O. Box 219804	Boston, Massachusetts 02116-5072
Kansas City, MO 64121-9804

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund’s Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the Securities and Exchange Commission’s website at www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at www.sec.gov.

UIFGVEANN
IU09-00672I-Y12/08

20

The Universal Institutional Funds, Inc. Annual Report – December 31, 2008

International Magnum Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Expense Example (unaudited)

International Magnum Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note D in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

				Actual		Net
		Actual Ending		Expenses		Expense
	Beginning	Account	Hypothetical	Paid	Hypothetical	Ratio
	Account Value	Value	Ending Account	During	Expenses Paid	During
	7/1/08	12/31/08	Value	Period*	During Period*	Period
International Magnum	$1,000.00	$617.20	$1,019.86	$4.27	$5.33	1.05%

*

Expenses are calculated using the Portfolios’ annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Overview (unaudited)

International Magnum Portfolio

The International Magnum Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in Europe, Australasia and the Far East (EAFE) countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability. The risks of investing in emerging market countries are greater than the risks generally associated with foreign investments.

Performance

For the fiscal year ended December 31, 2008, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -44.62%, net of fees, for Class I shares. The Portfolio’s Class I shares underperformed against the Morgan Stanley Capital International (MSCI) EAFE Index (the “Index”) which returned -43.38%.

Factors Affecting Performance

•                  Global financial markets experienced high volatility and risk aversion in 2008. Numerous developed markets including the U.S., the Eurozone, Japan, and the U.K. fell into recession together, for the first time since 1982. Corporate retrenchment intensified as a result of frozen credit conditions, and consumer spending rapidly deteriorated as unemployment rates climbed higher and housing prices continued to fall. Economic activity in the emerging markets also decelerated sharply in response to declining commodity prices and problems in their own housing and credit markets. Global central banks coordinated aggressive rate cuts and various governments announced large fiscal stimulus packages in an effort to prop up the struggling global economy.

•                  In December 2008, the National Bureau of Economic Research officially announced that the U.S. had been in a recession since December 2007. Government agencies continued to utilize unprecedented measures to alleviate the economic situation. During the fourth quarter, Congress passed the $700 billion Troubled Assets Relief Program. Also, the Federal Reserve reduced the target federal funds rate to a range of 0 to 25 basis points in December in hopes of re-stimulating growth.

•                  Other developed equity markets also faltered under global credit market woes. Europe fell into recession, as the region continued to struggle under the deleveraging process and various governments raced to implement fiscal stimulus packages to lessen the economic fallout from housing and financial market problems. Economic data in the export-sensitive region of Asia ex-Japan continued to weaken, as consumers in the developed markets reduced their spending and traveling habits on recession concerns. Also Japan continued to suffer as the economic activity of its main trading partners — the U.S., the Eurozone, and China — buckled.

•                  The Portfolio marginally underperformed the Index primarily due stock selection in Asia and Japan. Our asset allocation decision to overweight Asia Pacific ex-Japan and the emerging markets regions, and underweight Japan also detracted from performance. Currency management added to results.

Management Strategies

•                  Regionally, the Portfolio ended the period underweight Europe, Japan and Asia, and overweight in emerging markets. We believe that valuations remain expensive for European companies given that Europe is facing a particularly challenging environment, with firms slashing capital expenditures in the midst of tight financial conditions and consumers still paring back spending as a result of employment and confidence concerns. The Japanese economy also appears to be under pressure as a strong yen and poor global demand threaten the export-oriented economy. In addition, concerns over another possible deflationary environment are beginning to rise in Japan, creating further headwinds for Japanese equities. On the other hand, emerging markets continue to show relatively more positive growth prospects in a weakening global environment. Despite slowing export growth, retail sales in China have been remarkably resilient, supporting the domestic demand story in China.

•                  On a sector basis, we have maintained the Portfolio’s overweight to the health care and consumer staples sectors, and underweight to financials, energy, materials and utilities. We have also maintained an overweight to cash to help buffer the market volatility.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Overview (cont’d)

International Magnum Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1)

	Total Returns(2)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(4)
Portfolio – Class I(3)	(44.62)%	0.70%	(0.30)%	1.06%
MSCI EAFE Index	(43.38)	1.66	0.80	2.44

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.vankampen.com. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)

The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)	Commenced operations on January 2, 1997.
(4)

For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Portfolio Composition

Percentage of
Classification	Total Investments
Pharmaceuticals	9.4%
Commercial Banks	8.9
Oil, Gas & Consumable Fuels	7.0
Insurance	5.3
Other*	66.6
Short-Term Investments	2.8
Total Investments	100.0%

*	Industries which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other.”

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments

International Magnum Portfolio

		Value
	Shares	(000)
Common Stocks (95.7%)
Australia (3.2%)
Australia & New Zealand Banking Group Ltd.	16,640	$179
BHP Billiton Ltd.	41,327	870
CSL Ltd.	23,739	561
QBE Insurance Group Ltd.	18,750	341
Rio Tinto Ltd.	6,982	187
Tatts Group Ltd.	118,000	230
Wesfarmers Ltd.	16,031	202
Westpac Banking Corp.	18,650	222
		2,792
Austria (1.5%)
Erste Group Bank AG	16,706	392
Telekom Austria AG	26,679	385
Vienna Insurance Group	15,623	539
		1,316
Belgium (0.4%)
Umicore	17,166	339
Canada (1.2%)
EnCana Corp.	10,650	491
Petrobank Energy & Resources Ltd. (a)	14,500	239
Research In Motion Ltd. (a)	7,900	321
		1,051
Denmark (0.7%)
Vestas Wind Systems A/S (a)	9,502	565
Egypt (0.3%)
Orascom Construction Industries GDR	5,653	288
Finland (1.2%)
Fortum Oyj	24,994	537
Kone Oyj, ClassB	24,925	546
		1,083
France (7.3%)
ArcelorMittal	10,250	247
AXA S.A.	23,325	520
BNP Paribas	21,430	905
Cie Generale d’Optique Essilor International S.A.	20,818	977
Electricite de France	9,999	581
GDF Suez S.A.	17,873	885
LVMH Moet Hennessy Louis Vuitton S.A.	6,902	464
Schneider Electric S.A.	8,011	598
Total S.A.	21,285	1,161
		6,338
Germany (9.4%)
Adidas AG	13,793	530
Allianz SE (Registered)	6,218	667
Bayer AG	21,315	1,252
Commerzbank AG	41,556	396
E.ON AG	28,539	1,154
Linde AG	9,191	778
MAN AG	8,544	471
Muenchener Rueckversicherungs AG (Registered)	4,593	722
SAP AG	15,758	565
SGL Carbon AG (a)	19,349	661
Siemens AG (Registered)	12,452	933
		8,129
Greece (1.1%)
Coca-Cola Hellenic Bottling Co. S.A.	36,267	529
National Bank of Greece S.A.	21,658	401
		930
Hong Kong (4.1%)
Bank of East Asia Ltd.	177,400	374
BOC Hong Kong Holdings Ltd.	89,500	102
Cheung Kong Holdings Ltd.	25,000	239
China Resources Power Holdings Co., Ltd.	298,000	579
CNOOC Ltd.	598,000	568
Esprit Holdings Ltd.	109,500	624
Hang Seng Bank Ltd.	7,500	99
MTR Corp.	122,000	285
New World Development Ltd.	92,000	94
Parkson Retail Group Ltd.	467,500	535
Sun Hung Kai Properties Ltd.	8,000	67
		3,566
India (0.6%)
Bharti Airtel Ltd. (a)	33,432	494
Indonesia (0.1%)
Bumi Resources Tbk PT	1,088,000	94
Ireland (0.6%)
Ryanair Holdings plc ADR (a)	18,100	526
Israel (1.1%)
Teva Pharmaceutical Industries Ltd. ADR	21,800	928
Italy (1.2%)
ENI S.p.A.	44,440	1,053
Japan (20.5%)
Amada Co., Ltd.	27,000	131
Astellas Pharma, Inc.	7,800	317
Canon, Inc.	29,300	920
Casio Computer Co., Ltd.	16,100	101
Dai Nippon Printing Co., Ltd.	13,000	143
Daicel Chemical Industries Ltd.	35,000	166
Daifuku Co., Ltd.	18,000	105
Daiichi Sankyo Co., Ltd.	12,600	300
Daikin Industries Ltd.	9,300	245
Denki Kagaku Kogyo KK	54,000	132
East Japan Railway Co.	32	250
FamilyMart Co., Ltd.	22,800	990
Fast Retailing Co., Ltd.	6,100	889
Fuji Machine Manufacturing Co., Ltd.	5,400	46
FUJIFILM Holdings Corp.	8,800	194
Fujitec Co., Ltd.	10,000	36
Fujitsu Ltd.	52,000	251

The accompanying notes are an integral part of the financial statements.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments (cont’d)

International Magnum Portfolio

		Value
	Shares	(000)
Japan (cont’d)
Furukawa Electric Co., Ltd.	44,000	$214
Hitachi Capital Corp.	11,300	141
Hitachi High-Technologies Corp.	5,700	91
Hitachi Ltd.	42,000	163
House Foods Corp.	6,900	123
Kaneka Corp.	25,000	159
Komatsu Ltd.	36,100	457
Kurita Water Industries Ltd.	7,100	191
Kyocera Corp.	3,600	260
Kyudenko Corp.	10,000	82
Lintec Corp.	7,900	110
Maeda Road Construction Co., Ltd.	7,000	70
Marubeni Corp.	34,000	130
Minebea Co., Ltd.	31,000	107
Mitsubishi Chemical Holdings Corp.	33,000	146
Mitsubishi Corp.	20,200	284
Mitsubishi Estate Co., Ltd.	40,000	660
Mitsubishi Heavy Industries Ltd.	68,000	303
Mitsui Mining & Smelting Co., Ltd.	47,000	99
Mitsumi Electric Co., Ltd.	9,700	171
Nagase & Co., Ltd.	10,000	98
NEC Corp.	67,000	225
Nifco, Inc.	8,000	81
Nikon Corp.	25,000	300
Nintendo Co., Ltd.	1,100	423
Nippon Electric Glass Co., Ltd.	50,000	263
Nippon Meat Packers, Inc.	10,000	151
Nippon Sheet Glass Co., Ltd.	30,000	99
Nippon Steel Corp.	23,000	76
Nippon Telegraph & Telephone Corp.	39	210
Nissan Motor Co., Ltd.	42,200	153
Nissha Printing Co., Ltd.	2,700	107
Nisshinbo Industries, Inc.	12,000	91
Obayashi Corp.	34,000	203
Ono Pharmaceutical Co., Ltd.	5,100	265
Panasonic Corp.	23,000	288
Rakuten, Inc. (a)	836	532
Ricoh Co., Ltd.	20,000	255
Rohm Co., Ltd.	3,100	157
Ryosan Co., Ltd.	5,900	141
Sanki Engineering Co., Ltd.	7,000	49
Sanwa Holdings Corp.	26,000	100
Sekisui Chemical Co., Ltd.	31,000	194
Sekisui House Ltd.	17,000	149
Shin-Etsu Chemical Co., Ltd.	14,300	656
Shin-Etsu Polymer Co., Ltd.	17,700	85
Shionogi & Co., Ltd.	9,000	231
Sony Corp.	7,000	152
Stanley Electric Co., Ltd.	40,000	422
Suzuki Motor Corp.	12,700	176
TDK Corp.	4,400	162
Teijin Ltd.	40,000	113
Terumo Corp.	13,100	613
Toho Co., Ltd.	4,400	94
Tokyo Electric Power Co., Inc. (The)	4,400	147
Toshiba Corp.	67,000	276
Toyo Ink Manufacturing Co., Ltd.	26,000	74
Toyoda Gosei Co., Ltd.	3,500	41
Toyota Motor Corp.	10,300	337
Tsubakimoto Chain Co.	31,000	96
Yamaha Corp.	12,000	111
Yamaha Motor Co., Ltd.	12,300	129
		17,702
Luxembourg (0.5%)
Millicom International Cellular S.A.	9,200	413
Mexico (0.6%)
America Movil S.A.B. de C.V., Class L ADR	15,667	486
Netherlands (1.4%)
Koninklijke KPN N.V.	48,678	706
Wolters Kluwer N.V.	26,589	502
		1,208
Norway (0.3%)
Storebrand ASA	108,356	267
Portugal (1.4%)
Banco Espirito Santo S.A. (Registered)	75,441	709
Jeronimo Martins SGPS S.A.	91,999	511
		1,220
Singapore (1.6%)
CapitaCommercial Trust REIT	40,420	25
CapitaLand Ltd.	116,000	255
City Developments Ltd.	33,000	147
DBS Group Holdings Ltd.	73,000	433
Keppel Corp. Ltd.	110,000	334
Oversea-Chinese Banking Corp. Ltd.	31,600	110
SembCorp Industries Ltd.	61,480	100
		1,404
Spain (2.7%)
Banco Bilbao Vizcaya Argentaria S.A.	54,124	664
Banco Santander S.A.	56,176	542
Telefonica S.A.	49,987	1,121
		2,327
Sweden (0.5%)
Tele2 AB, Class B	52,812	469
Switzerland (11.9%)
ABB Ltd. (Registered) (a)	35,011	528
EFG International AG	25,088	449
Nestle S.A. (Registered)	84,058	3,313
Novartis AG (Registered)	29,705	1,488
Roche Holding AG (Genusschein)	14,542	2,238
SGS S.A. (Registered)	995	1,042
UBS AG (Registered) (a)	40,448	587
Zurich Financial Services AG (Registered)	2,865	622
		10,267

The accompanying notes are an integral part of the financial statements.

5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments (cont’d)

International Magnum Portfolio

		Value
	Shares	(000)
Taiwan (0.6%)
Delta Electronics, Inc.	268,820	$523
United Kingdom (19.7%)
Anglo American plc	25,381	580
BAE Systems plc	115,517	630
BG Group plc	53,041	736
British American Tobacco plc	33,852	880
G4S plc	191,569	569
GlaxoSmithKline plc	56,346	1,046
HSBC Holdings plc	162,436	1,555
Imperial Tobacco Group plc	30,264	808
Man Group plc	128,511	444
Prudential plc	145,534	886
Reckitt Benckiser Group plc	25,379	946
Reed Elsevier plc	144,061	1,050
Rolls-Royce Group plc (a)	95,206	466
Rolls-Royce Group plc, C Shares (a)	5,199,365	7
Royal Dutch Shell plc, Class A	64,742	1,692
SABMiller plc	28,171	474
Smith & Nephew plc	76,117	483
Standard Chartered plc	29,369	375
Tesco plc	313,125	1,631
Vodafone Group plc	625,184	1,259
WM Morrison Supermarkets plc	126,701	514
		17,031
Total Common Stocks (Cost $118,961)		82,809
Preferred Stock (0.5%)
Germany (0.5%)
Fresenius SE (Cost $604)	7,536	442

No. of
Rights
Rights (0.1%)
Singapore (0.1%)
DBS Group Holdings Ltd.,
expiring 1/20/09 (a) (Cost $—)	36,500	79

	Shares
Short-Term Investment (2.8%)
Investment Company (2.8%)
Morgan Stanley Institutional Liquidity
Money Market Portfolio — Institutional Class
(Cost $2,412) (b)	2,411,807	2,412
Total Investments (99.1%) (Cost $121,977) (c)		85,742
Other Assets in Excess of Liabilities (0.9%)		788
Net Assets (100%)		$86,530

(a)	Non-income producing security.
(b)	See Note H within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(c)

The approximate market value and percentage of total investments, $79,552,000 and 92.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

@	Value is less than $500.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
AUD	1,150	$801	1/15/09	USD	755	$755	$(46)
EUR	2,248	3,124	1/15/09	USD	2,897	2,897	(227)
EUR	711	988	1/15/09	USD	916	916	(72)
EUR	2,055	2,855	1/15/09	USD	2,648	2,648	(207)
GBP	1,145	1,647	1/15/09	USD	1,682	1,682	35
GBP	3,136	4,507	1/15/09	USD	4,628	4,628	121
GBP	2,092	3,007	1/15/09	USD	3,088	3,088	81
GBP	380	546	1/15/09	USD	563	563	17
JPY	365,686	4,035	1/15/09	USD	3,957	3,957	(78)
JPY	393,790	4,345	1/15/09	USD	4,261	4,261	(84)
JPY	15,160	167	1/15/09	USD	168	168	1
USD	2,463	2,463	1/15/09	AUD	3,778	2,631	168
USD	268	268	1/15/09	AUD	409	285	17
USD	68	68	1/15/09	AUD	104	72	4
USD	53	53	1/6/09	CHF	56	53	—@
USD	3	3	1/7/09	CHF	3	3	—@
USD	2,382	2,382	1/15/09	EUR	1,856	2,578	196
USD	4,232	4,232	1/15/09	EUR	3,284	4,563	331
USD	5,007	5,007	1/15/09	EUR	3,886	5,400	393
USD	—@	—@	1/5/09	EUR	—@	—@	—@
USD	983	983	1/15/09	GBP	669	962	(21)
USD	3,785	3,785	1/15/09	GBP	2,562	3,682	(103)
USD	5,959	5,959	1/15/09	GBP	4,037	5,803	(156)
USD	5,434	5,434	1/15/09	JPY	501,782	5,537	103
USD	199	199	1/15/09	JPY	18,385	203	4
USD	385	385	1/15/09	JPY	35,568	392	7
USD	7,223	7,223	1/15/09	JPY	667,783	7,368	145
		$64,466				$65,095	$629

AUD       — Australian Dollar

CHF        — Swiss Franc

EUR        — Euro

GBP        — British Pound

JPY         — Japanese Yen

USD        — United States Dollar

The accompanying notes are an integral part of the financial statements.

6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

International Magnum Portfolio

Statement of Assets and Liabilities

December 31, 2008
(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $119,565)	$83,330
Investment in Security of Affiliated Issuer, at Value (Cost $2,412)	2,412
Total Investments in Securities, at Value (Cost $121,977)	85,742
Unrealized Appreciation on Foreign Currency Exchange Contracts	1,623
Foreign Currency, at Value (Cost $139)	137
Foreign Withholding Tax Reclaim Receivable	108
Dividends Receivable	89
Receivable for Investments Sold	51
Receivable for Portfolio Shares Sold	38
Receivable from Affiliate	1
Other Assets	2
Total Assets	87,791
Liabilities:
Unrealized Depreciation on Foreign Currency Exchange Contracts	994
Investment Advisory Fees Payable	129
Payable for Investments Purchased	56
Custodian Fees Payable	23
Administration Fees Payable	18
Payable for Portfolio Shares Redeemed	4
Directors’ Fees and Expenses Payable	1
Other Liabilities	36
Total Liabilities	1,261
NET ASSETS	$86,530
Net Assets Consist Of:
Paid-in Capital	$128,426
Undistributed Net Investment Income	2,014
Accumulated Net Realized Loss	(8,296)
Unrealized Appreciation (Depreciation) on:
Investments	(36,235)
Foreign Currency Exchange Contracts and Translations	621
Net Assets	$86,530
Net Asset Value, Offering and Redemption Price Per Share Applicable to 12,612,743 Outstanding
$0.001 Par Value Shares (Authorized 500,000,000 Shares)	$6.86

The accompanying notes are an integral part of the financial statements.

7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

International Magnum Portfolio

Statement of Operations

Year Ended
December 31, 2008
(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $429 Foreign Taxes Withheld)	$5,521
Dividends from Security of Affiliated Issuer	101
Interest from Securities of Unaffiliated Issuers	13
Total Investment Income	5,635
Expenses:
Investment Advisory Fees (Note B)	1,197
Administration Fees (Note C)	377
Custodian Fees (Note D)	84
Shareholder Reporting Fees	73
Professional Fees	36
Directors’ Fees and Expenses	3
Transfer Agency Fees (Note E)	1
Other	18
Total Expenses	1,789
Investment Advisory Fees Voluntarily Waived (Note B)	(216)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note H)	(4)
Expense Offset (Note D)	—@
Net Expenses	1,569
Net Investment Income	4,066
Realized Gain (Loss) on:
Investments Sold	(8,184)
Foreign Currency Transactions	(1,695)
Net Realized Loss	(9,879)
Change in Unrealized Appreciation (Depreciation) on:
Investments	(77,282)
Foreign Currency Exchange Contracts and Translations	1,077
Net Change in Unrealized Appreciation (Depreciation)	(76,205)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(86,084)
Net Decrease in Net Assets Resulting from Operations	$(82,018)

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

International Magnum Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007
	(000)	(000)
Increase (Decrease) In Net Assets
Operations:
Net Investment Income	$4,066	$2,456
Net Realized Gain (Loss)	(9,879)	21,359
Net Change in Unrealized Appreciation (Depreciation)	(76,205)	4,907
Net Increase (Decrease) in Net Assets Resulting from Operations	(82,018)	28,722
Distributions from and/or in Excess of:
Net Investment Income	(4,888)	(3,258)
Net Realized Gain	(19,097)	(22,418)
Total Distributions	(23,985)	(25,676)
Capital Share Transactions:(1)
Subscriptions	10,714	43,823
Distributions Reinvested	23,985	25,676
Redemptions	(52,099)	(56,672)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(17,400)	12,827
Total Increase (Decrease) in Net Assets	(123,403)	15,873
Net Assets:
Beginning of Period	209,933	194,060
End of Period (Including Undistributed Net Investment Income of $2,014 and $4,532, respectively)	$86,530	$209,933
(1) Capital Share Transactions:
Shares Subscribed	935	2,992
Shares Issued on Distributions Reinvested	2,221	1,790
Shares Redeemed	(5,020)	(3,911)
Net Increase (Decrease) in Capital Shares Outstanding	(1,864)	871

The accompanying notes are an integral part of the financial statements.

9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Financial Highlights

International Magnum Portfolio

	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$14.50	$14.26	$12.38	$11.29	$9.90
Income (Loss) from Investment Operations
Net Investment Income#	0.30	0.17	0.16	0.14	0.10
Net Realized and Unrealized Gain (Loss) on Investments	(6.09)	1.89	2.77	1.09	1.58
Total from Investment Operations	(5.79)	2.06	2.93	1.23	1.68
Distributions from and/or in Excess of:
Net Investment Income	(0.38)	(0.23)	(0.01)	(0.14)	(0.29)
Net Realized Gain	(1.47)	(1.59)	(1.04)	—	—
Total Distributions	(1.85)	(1.82)	(1.05)	(0.14)	(0.29)
Net Asset Value, End of Period	$6.86	$14.50	$14.26	$12.38	$11.29
Total Return ±	(44.62)%	14.59%	25.13%	11.07%	17.39%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$86,530	$209,933	$194,060	$150,641	$134,674
Ratio of Expenses to Average Net Assets(1)	1.05%+	1.05%+	1.09%†	1.15%	1.15%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	N/A	N/A	N/A	1.15%	N/A
Ratio of Net Investment Income to Average Net Assets(1)	2.72%+	1.15%+	1.25%	1.26%	0.96%
Portfolio Turnover Rate	26%	43%	80%	34%	51%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	1.19%+	1.15%+	1.18%	1.18%	1.25%
Net Investment Income to Average Net Assets	2.58%+	1.05%+	1.15%	1.23%	0.86%

#          Per share amount is based on average shares outstanding.

±            Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

+            Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

†             Effective June 1, 2006, the Adviser has agreed to voluntarily limit the ratio of expenses to average net assets to the maximum ratio of 1.05%. Prior to June 1, 2006, the maximum ratio was 1.15%.

The accompanying notes are an integral part of the financial statements.

10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the International Magnum Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in Europe, Australasia and the Far East (EAFE) countries.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.               Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•                  investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•                  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2008, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign” shares’ market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.              Foreign Currency Exchange Contracts: The Portfolio may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain (loss). The Portfolio records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Assets and Liabilities.

4.             Futures: The Portfolio may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as “initial margin”) are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains (losses) in the Statement of Operations. “Due from (to) Broker” is comprised of initial margin and variation margin, as stated in the Statement of Assets and Liabilities.

The Portfolio may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the related amounts recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. At December 31, 2008, the Portfolio did not have any outstanding futures contracts

5.             New Accounting Pronouncement: On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

features in derivative agreements. The application of SFAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

6.              Fair Value Measurement: The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s investments carried at value:

		Other
	Investments	Financial
	in Securities	Instruments*
Valuation Inputs	(000)	(000)
Level 1 - Quoted Prices	$5,823	$—
Level 2 - Other Significant Observable Inputs	79,919	629
Level 3 - Significant Unobservable Inputs	—	—
Total	$85,742	$629

* Other financial instruments include forwards.

At December 31, 2008, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value

7.               Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer’s share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $500	Next $500	Over $1
million	million	billion
0.80%	0.75%	0.70%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.05%. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2008, this waiver amounted to approximately $216,000.

Morgan Stanley Investment Management Limited (“MSIM Limited”), Morgan Stanley Asset & Investment Trust Management Co., Limited (“MSAITM”), and Morgan Stanley Investment Management Company (“MSIM Company”), each a wholly-owned subsidiary of Morgan Stanley, serve as Sub-Advisers for the Portfolio on a day-to-day basis. MSIM Limited, MSAITM and MSIM Company each select, buy and sell securities for the Portfolio under the supervision of the Adviser. The Adviser pays each Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E. Dividend Disbursing and Transfer Agent: Effective June 9, 2008, the Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Prior to June 9, 2008, JPMorgan Investor Services Company provided dividend disbursing and transfer agency services for the Fund.

F. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes.

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

The tax character of distributions paid during fiscal 2008 and 2007 was as follows:

2008 Distributions		2007 Distributions
Paid From:		Paid From:
Ordinary	Long-Term	Ordinary	Long-Term
Income	Capital Gain	Income	Capital Gain
(000)	(000)	(000)	(000)
$8,488	$15,497	$7,435	$18,241

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2008:

Undistributed
(Distributions in
Excess of) Net	Accumulated
Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$(1,696)	$1,694	$2

At December 31, 2008, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income	Capital Gain
(000)	(000)
$2,649	$—

At December 31, 2008, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

			Net
			Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
(000)	(000)	(000)	(000)
$122,301	$3,175	$(39,734)	$(36,559)

Net capital, passive foreign investment company (“PFIC”) and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio deferred to January 2, 2009, for U.S. Federal income tax purposes, capital and PFIC losses of approximately $5,235,000 and $900, respectively.

At December 31, 2008, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $2,735,000 which will expire on December 31, 2016.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

H. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the year ended December 31, 2008, advisory fees paid were reduced by approximately $4,000 relating to the Portfolio’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2008 is as follows:

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	December 31,
2007	at Cost	Proceeds	Income	2008
(000)	(000)	(000)	(000)	(000)
$4,359	$45,608	$47,555	$101	$2,412

For the year ended December 31, 2008, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $37,597,000 and $73,768,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2008.

During the year ended December 31, 2008, the Portfolio incurred less than $500 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

I. Other: At December 31, 2008, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 75.9%.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Universal Institutional Funds, Inc. —

International Magnum Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Magnum Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Magnum Portfolio of The Universal Institutional Funds, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 16, 2009

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2008.

The Portfolio designated and paid approximately $15,497,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio’s earnings for its taxable year ended December 31, 2008.

The Portfolio intends to pass through foreign tax credits of approximately $294,000, and has derived net income from sources within foreign countries amounting to approximately $6,062,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Institute (policy organization) through November 2008; retired as Admiral in the U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officer de l’Orde National du Mérite by the French Government.

				161	Director of Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998- October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995- November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				163	Director of various business organizations.

Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	161	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991- September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	163	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001- July 2003); CFO of the J. Paul Getty Trust.	164	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				161	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	163	None.

W. Allen Reed (61)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	161	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	164	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	162	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Directors began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**

The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. (“MSIM”) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA, The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

†	For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (cont’d)

Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (34) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Amy R. Doberman (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*                      This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Adviser and Administrator	Custodian
Morgan Stanley Investment Management Inc.	JPMorgan Chase Bank, N.A.
522 Fifth Avenue	270 Park Avenue
New York, New York 10036	New York, New York 10017

Distributor	Legal Counsel
Morgan Stanley Distribution, Inc.	Clifford Chance US LLP
One Tower Bridge	31 West 52nd Street
100 Front Street, Suite 1100	New York, New York 10019-6131
West Conshohocken, PA 19428-2899

Independent Registered Public Accounting Firm
Dividend Disbursing and Transfer Agent	Ernst & Young LLP
Morgan Stanley Services Company Inc.	200 Clarendon Street
P.O Box 219804	Boston, Massachusetts 02116-5072
Kansas City, MO 64121-9804

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund’s Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the Securities and Exchange Commission’s website at www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at www.sec.gov.

UIFIMANN
IU09-00666I-Y12/08

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

U.S. Real Estate Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Expense Examples (unaudited)

U.S. Real Estate Portfolio

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

				Actual		Net
	Beginning	Actual Ending		Expenses		Expense
	Account	Account	Hypothetical	Paid	Hypothetical	Ratio
	Value	Value	Ending Account	During	Expenses Paid	During
	7/1/08	12/31/08	Value	Period*	During Period*	Period
U.S. Real Estate Class I	$1,000.00	$648.10	$1,019.71	$4.47	$5.48	1.08%
U.S. Real Estate Class II	1,000.00	647.10	1,018.40	5.55	6.80	1.33

*                Expenses are calculated using each Portfolio Class’ annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Overview (unaudited)

U.S. Real Estate Portfolio

The U.S. Real Estate Portfolio (the “Portfolio”) seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (“REITs”). The Portfolio’s concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified and the value of its shares may be substantially affected by economic events in the real estate industry. In addition to the general risks associated with real-estate investment, REIT investing entails other risks, such as credit and interest-rate risk.

Performance

For the fiscal year ended December 31, 2008, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -37.89%, net of fees, for Class I shares and -38.05%, net of fees, for Class II shares. The Portfolio’s Class I and Class II shares underperformed against the FTSE NAREIT Equity REIT Index (the “Index”) which returned -37.73% and the S&P 500® Index which returned -37.00%.

Factors Affecting Performance

•                 The real estate investment trust (REIT) market experienced a significant decline of 37.73% in the year ending December 31, 2008, as measured by the FTSE NAREIT Equity REIT Index (the “Index”).

•                 Despite the continued deterioration of the credit markets and weakened outlook for economic growth, REITs posted modest gains through September. It appeared that movements in REIT share prices through September were most impacted by investor sentiment, as the sector may have been viewed as a defensive investment due to the lagged negative impact of a weaker economy on company earnings and limited transactional evidence of declines in asset values.

•                 In wide contrast, the REIT market subsequently declined 38.8% in the fourth quarter as measured by the Index, reflecting investor concerns with regard to growing evidence of an economic recession and a further deterioration of the financial and credit markets. Indeed, the profound lack of debt capital and absence of liquidity for assets has caused companies to become highly conservative with regard to their capital planning and investors to question the viability of a number of listed property companies facing significant upcoming debt maturities.

•                 Among the major U.S. REIT sectors, the apartment sector significantly outperformed, the office sector modestly underperformed and the retail sector significantly underperformed the Index. Apartment stocks appeared to outperform as investors viewed them as marginally safer than other sectors given their favorable operating performance through the third quarter despite a continued weak employment picture. Perhaps of greater importance, these companies continue to have access to debt financing from Fannie Mae and Freddie Mac, which currently differentiates them from owners of commercial assets. The office sector modestly underperformed as investors weighed the benefit of their longer-term lease structure versus the likely negative impact on leasing from continued corporate layoff announcements. The retail sector significantly underperformed as it is expected that weaker retail properties may suffer meaningful occupancy declines due to store closures. In addition, the sector features a number of companies with higher than average leverage and near-term debt maturities, which investors believe will likely be problematic in the current credit environment.

•                 The smaller REIT sectors had the most significant disparities from the Index. The strongest performers were the storage and health care sectors, which are perceived as defensive sectors in a weak economic environment. The hotel REITs significantly underperformed the Index due to a continued weakening of demand. The weakest performer was the industrial sector as investors became increasingly concerned that the massive global development business platforms for the two largest industrial REITs will be severely impaired in this economic environment and that these companies may face significant refinancing issues.

•                 The Portfolio modestly underperformed the Index in the period. Bottom-up stock selection contributed to performance and top-down sector allocation detracted from returns. Stock selection was strong in the shopping center, mall and apartment sectors; this was partially offset by stock selection in the hotel and industrial sectors. From a top-down perspective, the Portfolio benefited from an underweight to the industrial sector, an overweight to the apartment sector and from a higher than average level of cash. This was offset by an overweight to the hotel sector and an underweight to the storage and health care sectors.

Management Strategies

•                 We have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices provide real estate exposure at what we believe to be the best valuation relative to their underlying asset values.

•                 Given the unprecedented current lack of clarity on underlying asset values due to the lack of liquidity for assets,

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Overview (cont’d)

U.S. Real Estate Portfolio

we have favored stocks whose share prices already more than reflect prospective declines in underlying asset values. In addition, we are ensuring that the companies in the portfolio have well-positioned balance sheets to weather the current liquidity crisis and a capital plan that is appropriately conservative due to the uncertain timing of the recovery of the credit markets.

•                 Our company-specific research has led us to an overweighting in the Portfolio to a group of companies that are focused in the ownership of upscale urban hotels and apartment properties, as well as an underweighting to companies concentrated in the ownership of storage, industrial, health care and shopping center assets.

Performance Compared to the FTSE NAREIT Equity REIT Index(1) and the S&P 500® Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(6)
Portfolio – Class I(4)	(37.89)%	2.57%	8.04%	7.21%
FTSE NAREIT Equity REIT Index	(37.73)	0.91	7.42	6.09
S&P 500® Index	(37.00)	(2.19)	(1.38)	2.79
Portfolio – Class II(5)	(38.05)	2.31	—	7.72
FTSE NAREIT Equity REIT Index	(37.73)	0.91	—	6.54
S&P 500® Index	(37.00)	(2.19)	—	1.72

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.vankampen.com. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfoliodistributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)         The FTSE NAREIT Equity REIT Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market Systems. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)         The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)         Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)         Commenced operations on March 3, 1997.

(5)         Commenced operations on November 5, 2002.

(6)         For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition*

Percentage of
Classification	Total Investments
Residential Apartments	18.0%
Office	14.2
Health Care	12.9
Retail Strip Centers	9.6
Lodging/Resorts	9.4
Retail Regional Malls	8.8
Self Storage	5.1
Other**	17.7
Short-Term Investments	4.3
Total Investments	100.0%

*                Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of December 31, 2008.

**         Industries which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments

U.S. Real Estate Portfolio

		Value
	Shares	(000)
Common Stocks (92.5%)
Diversified (4.6%)
Forest City Enterprises, Inc., Class A (a)	796,808	$5,338
Vornado Realty Trust REIT (a)	385,398	23,259
		28,597
Health Care (12.5%)
Assisted Living Concepts, Inc., Class A (b)	1,142,042	4,739
Care Investment Trust, Inc. REIT	123,160	959
Extendicare REIT	45,380	215
HCP, Inc. REIT (a)	484,723	13,461
Healthcare Realty Trust, Inc. REIT (a)	983,994	23,104
Senior Housing Properties Trust REIT (a)	1,354,942	24,281
Ventas, Inc. REIT (a)	310,130	10,411
		77,170
Industrial (3.5%)
AMB Property Corp. REIT (a)	237,048	5,552
Cabot Industrial Value Fund LP (b)(c)(d)	15,200	7,600
DCT Industrial Trust, Inc. REIT (a)	414,870	2,099
Keystone Industrial Fund LP (b)(c)(d)(e)	7,830,000	6,481
		21,732
Lodging/Resorts (9.1%)
Host Hotels & Resorts, Inc. REIT (a)	2,891,400	21,888
Morgans Hotel Group Co. (b)	641,917	2,991
Starwood Hotels & Resorts Worldwide, Inc. (a)	1,591,567	28,489
Strategic Hotels & Resorts, Inc. REIT	1,602,203	2,692
		56,060
Office (13.7%)
Boston Properties, Inc. REIT (a)	640,365	35,220
BRCP REIT I, LLC (b)(c)(d)(e)	4,183,816	1,568
BRCP REIT II, LLC (b)(c)(d)(e)	6,827,857	5,462
Brookfield Properties Corp. (a)	2,459,662	19,013
Douglas Emmett, Inc. REIT (a)	285,102	3,724
Kilroy Realty Corp. REIT (a)	87,296	2,921
Mack-Cali Realty Corp. REIT (a)	655,591	16,062
Parkway Properties, Inc. REIT (a)	49,735	895
		84,865
Office/Industrial — Mixed (3.9%)
Duke Realty Corp. REIT (a)	562,225	6,162
Highwoods Properties, Inc. REIT (a)	33,080	905
Liberty Property Trust REIT	531,885	12,143
PS Business Parks, Inc. REIT (a)	113,929	5,088
		24,298
Residential Apartments (17.4%)
Apartment Investment & Management Co., Class A REIT (a)	2,981	34
Atlantic Gulf Communities Corp. (b)(e)	261,572	—
AvalonBay Communities, Inc. REIT (a)	684,453	41,464
Camden Property Trust REIT (a)	656,881	20,587
Equity Residential REIT (a)	1,101,401	32,844
Post Properties, Inc. REIT	766,060	12,640
		107,569
Residential Manufactured Homes (2.1%)
Equity Lifestyle Properties, Inc. REIT (a)	329,073	12,623
Retail Regional Malls (8.5%)
Macerich Co. (The) REIT (a)	7,884	143
Simon Property Group, Inc. REIT (a)	921,808	48,976
Taubman Centers, Inc. REIT	123,829	3,153
		52,272
Retail Strip Centers (9.3%)
Acadia Realty Trust REIT (a)	323,172	4,612
BPP Liquidating Trust REIT (b)(c)(d)	227,282	—
Developers Diversified Realty Corp. REIT (a)	74,306	362
Equity One, Inc. REIT (a)	18,006	319
Federal Realty Investment Trust REIT (a)	331,427	20,575
Ramco-Gershenson Properties Trust REIT (a)	177,329	1,096
Regency Centers Corp. REIT (a)	642,040	29,983
Weingarten Realty Investors REIT (a)	11,980	248
		57,195
Self Storage (4.9%)
Public Storage REIT	327,440	26,032
Sovran Self Storage, Inc. REIT	122,784	4,420
		30,452
Timber (3.0%)
Plum Creek Timber Co., Inc. REIT (a)	539,750	18,751
Total Common Stocks (Cost $983,727)		571,584
Preferred Stocks (0.0%)
Residential Apartments (0.0%)
Atlantic Gulf Communities Corp. (b)(c)(e)	79,420	—
Atlantic Gulf Communities Corp., Series B (Convertible) (b)(c)(d)(e)	57,048	—
Atlantic Gulf Communities Corp., Series B (b)(c)(d)(e)	2,003	—
Total Preferred Stocks (Cost $1,488)		—
Short-Term Investments (26.7%)
Securities held as Collateral on Loaned Securities (22.5%)
Investment Company (18.1%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (f)	111,841,297	111,841

The accompanying notes are an integral part of the financial statements.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments (cont’d)

U.S. Real Estate Portfolio

	Face Amount	Value
	(000)	(000)
Repurchase Agreement (4.4%)
Goldman Sachs & Co., 0.06%, dated 12/31/08, due 1/2/09, repurchase price $27,484; fully collateralized by U.S government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., Gold Pools: rates ranging from 4.50% to 6.00%, due 11/1/19 - 12/1/38; Federal National Mortgage Association, Fixed Rate Mortgages: rates ranging from 4.00% to 7.00%, due 9/1/18 - 1/1/39; Government National Mortgage Association, Fixed Rate Mortgages: rates ranging from 4.50% to 11.50%, due 6/15/16 - 12/15/38, valued at $28,024.	$27,475	$27,475
		139,316
	Shares
Investment Company (4.2%)
Morgan Stanley Institutional Liquidity
Money Market Portfolio — Institutional Class (f)	25,771,549	25,772
Total Short-Term Investments (Cost $165,088)		165,088
Total Investments (119.2%) (Cost $1,150,303) — Including $135,864 of Securities Loaned		736,672
Liabilities in Excess of Other Assets (-19.2%)		(118,500)
Net Assets (100%)		$618,172

(a)                                 All or a portion of security on loan at December 31, 2008.

(b)                                Non-income  producing security.

(c)                                 At December 31, 2008, the Portfolio held fair valued securities valued at approximately $21,111,000,  representing 3.4%  of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Directors.

(d)                                Security has been deemed illiquid at December 31, 2008.

(e)                                 Restricted security valued at fair value and not registered under the Securities Act of 1933.  Atlantic Gulf Communities Corp.  was acquired 5/97 - 6/97 and has a current cost basis of $1,404,000.  Atlantic Gulf  Communities, Corp., Preferred was acquired 2/00 and has a current cost basis of $794,000.  Atlantic Gulf Communities, Corp., Series B Preferred  was acquired 6/97 and has a current cost basis of $20,000.  Atlantic Gulf  Communities, Corp., Series B Preferred (Convertible) was acquired 11/97 and has a current cost basis of $673,000.  BRCP REIT I, LLC was  acquired 5/03 - 5/08 and has a current cost basis of $1,391,000.  BRCP REIT II, LLC was acquired 10/06 - 12/07 and has a current cost basis of $6,828,000.  Keystone Industrial Fund LP was acquired 3/06 - 11/08 and  has a current cost basis of $6,481,000.  At December  31, 2008, these securities had an aggregate market value of $13,511,000  representing 2.2% of net assets.

(f)                                   See Note I within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.

REIT                    Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

U.S. Real Estate Portfolio

Statement of Assets and Liabilities

December 31, 2008
(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $1,012,690)	$599,059
Investment in Security of Affiliated Issuer, at Value (Cost $137,613)	137,613
Total Investments in Securities, at Value (Cost $1,150,303)	736,672
Cash	393
Receivable for Portfolio Shares Sold	13,882
Dividends Receivable	6,050
Receivable for Investments Sold	2,557
Receivable from Affiliate	4
Foreign Currency, at Value (Cost $ — @)	—@
Other Assets	12
Total Assets	759,570
Liabilities:
Collateral on Securities Loaned, at Value	139,316
Investment Advisory Fees Payable	1,224
Payable for Portfolio Shares Redeemed	569
Administration Fees Payable	119
Distribution Fees — Class II Shares	39
Custodian Fees Payable	8
Directors’ Fees and Expenses Payable	2
Other Liabilities	121
Total Liabilities	141,398
NET ASSETS	$618,172
Net Assets Consist of:
Paid-in Capital	$1,097,845
Undistributed Net Investment Income	18,249
Accumulated Net Realized Loss	(84,291)
Unrealized Appreciation (Depreciation) on:
Investments	(413,631)
Foreign Currency Translations	—@
Net Assets	$618,172
CLASS I:
Net Assets	$396,921
Net Asset Value, Offering and Redemption Price Per Share Applicable to 48,414,925 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$8.20
CLASS II:
Net Assets	$221,251
Net Asset Value, Offering and Redemption Price Per Share Applicable to 27,128,123 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$8.16
(1) Including:
Securities on Loan, at Value:	$135,864

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

U.S. Real Estate Portfolio

Statement of Operations

Year Ended
December 31, 2008
(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $205 Foreign Taxes Withheld)	$27,107
Dividends from Security of Affiliated Issuer	1,454
Interest from Securities of Unaffiliated Issuers	669
Total Investment Income	29,230
Expenses:
Investment Advisory Fees (Note B)	7,347
Administration Fees (Note C)	2,373
Distribution Fees — Class II Shares (Note D)	1,099
Shareholder Reporting Fees	169
Professional Fees	29
Custodian Fees (Note F)	26
Directors’ Fees and Expenses	16
Transfer Agency Fees (Note E)	9
Other	61
Expenses Before Non-Operating Expenses	11,129
Investment Related Expenses	154
Total Expenses	11,283
Distribution Fees — Class II Shares Waived (Note D)	(312)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note I)	(34)
Expense Offset (Note F)	—@
Net Expenses	10,937
Net Investment Income	18,293
Realized Gain (Loss) on:
Investments Sold	(84,416)
Foreign Currency Transactions	(4)
Net Realized Loss	(84,420)
Change in Unrealized Appreciation (Depreciation) on:
Investments	(315,806)
Foreign Currency Translations	(11)
Net Change in Unrealized Appreciation (Depreciation)	(315,817)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(400,237)
Net Decrease in Net Assets Resulting from Operations	$(381,944)
@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

U.S. Real Estate Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007
	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$18,293	$20,007
Net Realized Gain (Loss)	(84,420)	631,226
Net Change in Unrealized Depreciation	(315,817)	(994,853)
Net Decrease in Net Assets Resulting from Operations	(381,944)	(343,620)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(21,731)	(13,704)
Net Realized Gain	(238,335)	(107,015)
Class II:
Net Investment Income	(8,780)	(11,344)
Net Realized Gain	(121,937)	(105,286)
Total Distributions	(390,783)	(237,349)
Capital Share Transactions:(1)
Class I:
Subscriptions	112,256	172,072
Distributions Reinvested	260,066	120,719
Redemptions	(220,748)	(632,268)
Class II:
Subscriptions	102,410	307,954
Distributions Reinvested	130,717	116,630
Redemptions	(117,177)	(944,649)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	267,524	(859,542)
Total Decrease in Net Assets	(505,203)	(1,440,511)
Net Assets:
Beginning of Period	1,123,375	2,563,886
End of Period (Including Undistributed Net Investment Income of $18,249 and $31,189, respectively)	$618,172	$1,123,375
(1) Capital Share Transactions:
Class I:
Shares Subscribed	7,874	5,816
Shares Issued on Distributions Reinvested	20,940	4,595
Shares Redeemed	(14,952)	(23,809)
Net Increase (Decrease) in Class I Shares Outstanding	13,862	(13,398)
Class II:
Shares Subscribed	7,763	10,441
Shares Issued on Distributions Reinvested	10,593	4,481
Shares Redeemed	(7,787)	(38,070)
Net Increase (Decrease) in Class II Shares Outstanding	10,569	(23,148)

The accompanying notes are an integral part of the financial statements.

8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$22.05	$29.37	$23.09	$20.49	$15.58
Income (Loss) from Investment Operations
Net Investment Income#	0.31	0.32	0.36	0.36	0.35
Net Realized and Unrealized Gain (Loss)	(5.87)	(4.90)	8.02	3.08	5.17
Total from Investment Operations	(5.56)	(4.58)	8.38	3.44	5.52
Distributions from and/or in Excess of:
Net Investment Income	(0.69)	(0.31)	(0.30)	(0.26)	(0.28)
Net Realized Gain	(7.60)	(2.43)	(1.80)	(0.58)	(0.33)
Total Distributions	(8.29)	(2.74)	(2.10)	(0.84)	(0.61)
Net Asset Value, End of Period	$8.20	$22.05	$29.37	$23.09	$20.49
Total Return ±	(37.89)%	(17.07)%	38.04%	17.05%	36.39%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$396,921	$761,902	$1,408,168	$1,072,408	$985,211
Ratio of Expenses to Average Net Assets	1.07%+	1.04%+	1.01%	1.03%	1.06%
Ratio of Expenses to Average Net Assets Excluding Investment Related Expenses	1.05%+	1.02%+	1.01%	1.03%	1.06%
Ratio of Net Investment Income to Average Net Assets	2.01%+	1.14%+	1.40%	1.72%	2.04%
Portfolio Turnover Rate	35%	41%	25%	26%	11%

#  Per share amount is based on average shares outstanding.

±  Calculated based on the net asset value as of the last business day of the period.  Performance does not reflect fees and expenses imposed by your insurance company’s separate account.  If performance information included the effect of these additional charges, the total return would be lower.

+  Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period.  As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

The accompanying notes are an integral part of the financial statements.

9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Financial Highlights

U.S. Real Estate Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$21.83	$29.11	$22.92	$20.38	$15.54
Income (Loss) from Investment Operations
Net Investment Income#	0.27	0.19	0.32	0.33	0.30
Net Realized and Unrealized Gain (Loss)	(5.79)	(4.78)	7.93	3.04	5.15
Total from Investment Operations	(5.52)	(4.59)	8.25	3.37	5.45
Distributions from and/or in Excess of:
Net Investment Income	(0.55)	(0.26)	(0.26)	(0.25)	(0.28)
Net Realized Gain	(7.60)	(2.43)	(1.80)	(0.58)	(0.33)
Total Distributions	(8.15)	(2.69)	(2.06)	(0.83)	(0.61)
Net Asset Value, End of Period	$8.16	$21.83	$29.11	$22.92	$20.38
Total Return ±	(38.05)%	(17.27)%	37.67%	16.75%	36.07%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$221,251	$361,473	$1,155,718	$616,304	$333,442
Ratio of Expenses to Average Net Assets(1)	1.32%+	1.28%+	1.26%	1.28%	1.31%
Ratio of Expenses to Average Net Assets Excluding Investment Related Expenses	1.30%+	1.27%+	1.26%	1.28%	1.31%
Ratio of Net Investment Income to Average Net Assets(1)	1.77%+	0.67%+	1.24%	1.58%	1.72%
Portfolio Turnover Rate	35%	41%	25%	26%	11%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.42%+	1.37%+	1.36%	1.38%	1.41%
Net Investment Income to Average Net Assets	1.67%+	0.57%+	1.14%	1.48%	1.62%

#   Per share amount is based on average shares outstanding.

±   Calculated based on the net asset value as of the last business day of the period.  Performance does not reflect fees and expenses imposed by your insurance company’s separate account.  If performance information included the effect of these additional charges, the total return would be lower.

+   Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period.  As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

The accompanying notes are an integral part of the financial statements.

10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the U.S. Real Estate Portfolio. The Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (“REITs”). The Portfolio’s concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified and the value of its shares may be substantially affected by economic events in the real estate industry. The Portfolio offers two classes of shares – Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Portfolio has suspended the offering of its shares to investors through insurance and variable annuity contracts or qualified pension or retirement plans that have not previously offered the Portfolio as an investment option. The Portfolio will continue to offer its shares to investors through insurance and variable annuity contracts or qualified pension or retirement plans that have previously offered the Portfolio. The Portfolio may recommence offering its shares to investors through new insurance and variable annuity contracts or qualified pension or retirement plans at such time as the Adviser determines that it would be consistent with prudent portfolio management to do so.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.             Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

2.             Unfunded Commitments: Subject to the terms of a Subscription Agreement between the Portfolio and BRCPREIT I, LLC, the Portfolio has made a subscription commitment of $4,800,000 for which it will receive 4,800,000 shares of common stock. As of December 31, 2008, BRCP REIT I, LLC has drawn down approximately $1,568,000, which represents 32.7% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and BRCP REIT II, LLC, the Portfolio has made a subscription commitment of $6,828,000 for which it will receive 6,828,000 shares of common stock. As December 31, 2008, BRCP REIT II, LLC has not drawn down on the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and Keystone Industrial Fund, LP, the Portfolio has made a subscription commitment of $9,000,000 for which it will receive 9,000,000 shares of common stock. As of December 31, 2008, Keystone Industrial Fund, LP has drawn down approximately $6,481,000, which represents 72.0% of the commitment.

Subject to the terms of a Subscription Agreement between the Portfolio and Cabot Industrial Value Fund, LP, the Portfolio has made a subscription commitment of $9,000,000 for which it will receive 18,000 shares of common stock. As of December 31, 2008, Cabot Industrial Value Fund, LP has drawn down approximately $7,600,000 which represents 84.4% of the commitment.

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

3.             Restricted Securities: The Portfolio may invest in unregistered or otherwise restricted securities. The term restricted securities refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period.

4.             Securities Lending: The Portfolio may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements backed by U.S. Treasury and Agency securities. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolio’s Statement of Operations in interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of the loaned securities was approximately $135,864,000 and related collateral outstanding at December 31, 2008 was approximately $139,316,000. For the year ended December 31, 2008, the Portfolio had income from securities lending (after rebates to borrowers and allocation to the securities lending agent) of approximately $1,258,000.

5.             Repurchase Agreements: The Portfolio may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked- to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

6.             New Accounting Pronouncement: On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

7.             Fair Value Measurement: The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s investments carried at value:

Investments
in Securities
Valuation Inputs	(000)
Level 1 - Quoted Prices	$688,086
Level 2 - Other Significant Observable Inputs	27,475
Level 3 - Significant Unobservable Inputs	21,111
Total	$736,672

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments
in Securities
(000)
Balance as of 12/31/07	$19,994
Accrued discounts/premiums	—
Realized gain (loss)	(724)
Change in unrealized appreciation (depreciation)	585
Net purchases (sales)	1,256
Net transfers in and/or out of Level 3	—
Balance as of 12/31/08	$21,111
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at 12/31/08.	$(1,200)

8.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets or other appropriate measures.

The Portfolio invests a significant portion of its assets in securities of REITs. The market’s perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

The Portfolio owns shares of REITs which report information on the source of their distributions annually, in the following calendar year. A portion of distributions received from REITs during the year under review is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $500	Next $500	Over $1
million	million	billion
0.80%	0.75%	0.70%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.10% for Class I shares and 1.35% for Class II shares. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time.

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund and provides the Portfolio’s Class II shareholders with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.10% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2008, this waiver amounted to approximately $312,000.

E. Dividend Disbursing and Transfer Agent: Effective June 9, 2008, the Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Prior to June 9, 2008, JPMorgan Investor Services Company provided dividend disbursing and transfer agency services for the Fund.

F. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

G. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

H. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

Financial Accounting Standards Board Interpretation no. 48 Accounting for Uncertainty in Income Taxes (FIN 48), sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, Portfolio recognizes interest accrued related to unrecognized tax benefits as in “Interest Expense” and penalities in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2008 and 2007 was as follows:

2008 Distributions		2007 Distributions
Paid From:		Paid From:
Ordinary	Long-Term	Ordinary	Long-Term
Income	Capital Gain	Income	Capital Gain
(000)	(000)	(000)	(000)
$90,787	$299,996	$50,633	$186,716

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2008:

Undistributed
(Distributions in
Excess of) Net	Accumulated
Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$(722)	$2,842	$(2,120)

At December 31, 2008, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income	Capital Gain
(000)	(000)
$18,270	$—

At December 31, 2008, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

			Net
			Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
(000)	(000)	(000)	(000)
$1,154,180	$5,486	$(422,994)	$(417,508)

Net capital, passive foreign investment company (“PFIC”) and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio deferred to January 2, 2009, for U.S. Federal income tax purposes, capital and currency losses of approximately $69,861,000 and less than $500, respectively.

At December 31, 2008, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $10,553,000 which will expire on December 31, 2016.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

I. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the year ended December 31, 2008, advisory fees paid were reduced by approximately $34,000 relating to the Portfolio’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2008 is as follows:

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	December 31,
2007	at Cost	Proceeds	Income	2008
(000)	(000)	(000)	(000)	(000)
$19,330	$570,529	$452,246	$1,454	$137,613

For the year ended December 31, 2008, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $320,654,000 and $416,130,000, respectively. There were no purchases and sales of long-term  U.S. Government securities for the year ended December 31, 2008.

During the year ended December 31, 2008, the Portfolio incurred approximately $8,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

J. Other: At December 31, 2008, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 38.9% and 83.0%, for Class I and Class II shares, respectively.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Universal Institutional Funds, Inc. —

U.S. Real Estate Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of U.S. Real Estate Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Real Estate Portfolio of The Universal Institutional Funds, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 16, 2009

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2008.

For corporate shareholders, 1.4% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $299,996,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio’s earnings for its taxable year ended December 31, 2008.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (unaudited)

Independent Directors:

Number of
Portfolios in
Fund
Complex
Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time		Independent	Other Directorships Held by Independent
Independent Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Director
Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Institute (policy organization) through November 2008; retired as Admiral in the U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officer de l’Orde National du Mérite by the French Government.

				161	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998- October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				163	Director of various business organizations.
Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	161	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991- September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	163	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001- July 2003); CFO of the J. Paul Getty Trust.	164	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (cont’d)

Independent Directors (cont’d):

				Number of
				Portfolios in
				Fund
				Complex
				Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time		Independent	Other Directorships Held by Independent
Independent Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Director
Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				161	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	163	None.

W. Allen Reed (61)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	161	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	164	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Number of
Portfolios in
Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time		Independent	Other Directorships Held by Interested
Interested Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Director
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	162	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Directors began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**

The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. (“MSIM”) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA, The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

†	For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (cont’d)

Officers:

	Position(s)	Term of Office
	Held with	and Length of
Name, Age and Address of Executive Officer	Registrant	Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (34) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Amy R. Doberman (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 - April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Adviser and Administrator	Custodian
Morgan Stanley Investment Management Inc.	JPMorgan Chase Bank, N.A.
522 Fifth Avenue	270 Park Avenue
New York, New York 10036	New York, New York 10017

Distributor	Legal Counsel
Morgan Stanley Distribution, Inc.	Clifford Chance US LLP
One Tower Bridge	31 West 52nd Street
100 Front Street, Suite 1100	New York, New York 10019-6131
West Conshohocken, PA 19428-2899

Dividend Disbursing and Transfer Agent	Independent Registered Public Accounting Firm
Morgan Stanley Services Company Inc.	Ernst & Young LLP
P.O. Box 219804	200 Clarendon Street
Kansas City, MO 64121-9804	Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund’s Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the Securities and Exchange Commission’s website at www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at www.sec.gov.

UIFREIANN
IU09-00665I-Y12/08

21

The Universal Institutional Funds, Inc. Annual Report – December 31, 2008

Equity and Income Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Expense Example (unaudited)

Equity and Income Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insuranc company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

				Actual		Net
	Beginning	Actual Ending		Expenses		Expense
	Account	Account	Hypothetical	Paid	Hypothetical	Ratio
	Value	Value	Ending Account	During	Expenses Paid	During
	7/1/08	12/31/08	Value	Period*	During Period*	Period
Equity and Income Class II	$1,000.00	$846.70	$1,021.27	$3.57	$3.91	0.77%

*                 Expenses are calculated using the Portfolio’s annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Overview (unaudited)

Equity and Income Portfolio

The Equity and Income Portfolio (the “Portfolio”) seeks both capital appreciation and current income by investing primarily in income-producing equity instruments and investment grade fixed income securities.

Performance

For the fiscal year ended December 31, 2008, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -22.68%, net of fees, for Class II shares. The Portfolio’s Class II shares outperformed against the Russell 1000® Value Index (the “Russell Index”) which returned -36.85% and underperformed against the Barclays Capital (formerly Lehman Brothers) U.S. Government/Credit Index (the “Barclays Index”) which returned 5.70%.

Factors Affecting Performance

•                  In 2008, U.S. financial markets endured one of the worst years in history. With credit markets nearly frozen, major banks collapsing, and a lackluster policy response to the accelerating financial crisis, investors suffered a severe loss of confidence. No segment of the stock or bond markets was spared from high volatility and falling prices as investors fled to the relative safety of U.S. Treasury securities and cash. Against this backdrop, all sectors of the stock market posted substantial declines for the 12-month period. Large capitalization value stocks (in which the Portfolio primarily invests) lost considerable value, but growth stocks and all other market capitalization ranges showed similarly negative returns. The bond market performed better than the stock market for the period. Treasuries outperformed all segments of the bond market, owing to the flight to quality during the year, while investment-grade corporates finished the year in negative territory.

•                  All sectors in the Russell 1000® Value Index had negative absolute returns for the period. Although the same was true for the Portfolio, on a relative basis the Portfolio lost less value than the Index.

•                  Specifically, stock selection in the financial services sector was a positive contributor to relative performance. The Portfolio had better relative performance in diversified financial services, due to a holding that was more resilient than many of its peers because of its lower subprime mortgage exposure, and in property and casualty insurance. An overweight position in the consumer staples sector was another positive relative contributor, due to a food and staples retailer that benefited from prudent inventory management and scaling down its growth strategy. Stock selection in the materials sector helped the Portfolio sidestep some of the sector’s volatility. The Portfolio avoided exposure to the heavily commodity-oriented companies that declined strongly when commodity prices began to fall and instead owned a gold mining company which held up better than its peers in the difficult environment.

•                  In contrast, the Portfolio’s underweight positions in the energy and utilities sectors were relative detractors. Although the sectors had negative returns for the period, they were among the better performing sectors in the Russell Index. Stock selection in the consumer discretionary sector was an area of weakness, as retail holdings were hurt by falling consumer spending and media holdings saw declining advertising revenues.

•                  In the fixed income portfolio, the primary detractor from relative performance was an allocation to non-agency mortgage securities, which are not represented in the Barclays Index. Forced selling, coupled with rising mortgage delinquencies and falling home prices, pressured this segment of the market, causing valuations to decline. By year end, the Portfolio’s exposure to non-agency mortgages was eliminated from the portfolio.

•                  The Portfolio’s yield curve positioning also detracted from relative performance. Our yield curve strategy involved the use of Treasury futures and zero-coupon swap contracts. In the fourth quarter of the year, the performance of the swap contracts waned, hindering the performance of the overall position.

•                  The Portfolio maintained an underweight corporate credit position for most of the reporting period, which boosted performance as credit spreads widened significantly during the period, causing prices to decline. Additionally, an underweight to commercial mortgage-backed securities (CMBS) was extremely helpful as CMBS spreads rose by a staggering amount in the fourth quarter. An underweight allocation to agency debentures further enhanced performance as spreads in the sector continued to widen.

•                  Finally, the Portfolio’s convertible securities exposure slightly detracted from performance during the period.

Management Strategies

•                  The turmoil of the past year has not changed our underlying investment philosophy or our stock selection process. We continue to seek undervalued companies that are experiencing a positive change or catalyst that should have a positive impact on the stock valuation. Such catalysts

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Overview (cont’d)

Equity and Income Portfolio

could be new company management, growth or consolidation within an industry or sector, or new products.

•                  As a result of this process, during the year the Portfolio’s financials and energy weightings increased. The consumer staples weighting declined as we pared down good performing holdings that no longer fit our risk-return profile. The Portfolio’s top five sectors as of the end of the period were financials, health care, consumer staples, consumer discretionary, and energy. The Portfolio held approximately 61.2% in equities, 31.6% in fixed income, and 3.1% in convertible securities at period end.

Performance Compared to the Russell 1000® Value Index(1) and Barclays Capital U.S. Government/Credit Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Since
	Year	Years	Inception(5)
Portfolio – Class II(4)	(22.68)%	1.50%	4.20%
Russell 1000® Value Index	(36.85)	(0.79)	3.38
Barclays Capital U.S. Government/Credit Index	5.70	4.64	4.43

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.vankampen.com. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)          The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)          The Barclays Capital (formerly Lehman Brothers) U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)          Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)          Commenced operations on April 30, 2003.

(5)          For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

*                 Commenced operations on April 30, 2003.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Portfolio Composition

Percentage of
Classification	Total Investments
Common Stocks	59.9%
Fixed Income Securities	30.9
Other**	3.3
Short-Term Investments	5.9
Total Investments	100.0%

**          Investment types which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other.”

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments

Equity and Income Portfolio

	Face Amount	Value
	(000)	(000)
Fixed Income Securities (31.6%)
Aerospace & Defense (0.5%)
L-3 Communications Holdings, Inc. (Convertible),
3.00%, 8/1/35	$2,496	$2,496
Systems 2001 Asset Trust LLC,
6.66%, 9/15/13 (a)	119	105
		2,601
Agency Fixed Rate Mortgages (2.7%)
Federal Home Loan Mortgage Corp.,
Conventional Pools:
5.13%, 11/17/17	230	267
5.50%, 8/23/17	4,530	5,352
Gold Pools:
6.50%, 2/1/26	10	10
8.00%, 6/1/31	7	7
Federal National Mortgage Association,
Conventional Pools:
5.00%, 5/11/17	1,750	1,999
8.00%, 5/1/31	12	12
8.50%, 12/1/30	5	5
9.50%, 4/1/30	22	25
January TBA:
5.00%, 1/25/38 (b)	2,750	2,808
5.50%, 1/25/38 (b)	3,300	3,383
		13,868
Air Freight & Logistics (0.0%)
FedEx Corp.,
5.50%, 8/15/09	100	100
7.25%, 2/15/11	10	10
		110
Airlines (0.4%)
America West Airlines LLC,
7.10%, 4/2/21	147	91
AMR Corp. (Convertible),
4.50%, 2/15/24	1,150	1,121
UAL Corp. (Convertible),
4.50%, 6/30/21	1,200	560
		1,772
Asset Backed Corporates (0.3%)
Capital Auto Receivables Asset Trust,
4.98%, 5/15/11	426	419
Capital One Auto Finance Trust,
5.07%, 7/15/11	143	139
Caterpillar Financial Asset Trust,
5.57%, 5/25/10	39	39
Caterpillar Financial Services Corp.,
4.90%, 8/15/13	90	84
CIT Equipment Collateral,
5.07%, 2/20/10	152	151
CNH Equipment Trust,
5.20%, 6/15/10	40	40
Ford Credit Auto Owner Trust,
5.05%, 3/15/10	24	24
5.26%, 10/15/10	321	319
Harley-Davidson Motorcycle Trust,
4.07%, 2/15/12	107	104
4.41%, 6/15/12	185	182
Hertz Vehicle Financing LLC,
4.93%, 2/25/10 (a)	83	83
		1,584
Automobiles (0.0%)
Daimler Finance North America LLC,
8.50%, 1/18/31	195	143
Beverages (0.1%)
Diageo Capital plc,
7.38%, 1/15/14	265	283
Dr. Pepper Snapple Group, Inc.,
6.82%, 5/1/18 (a)	215	212
		495
Biotechnology (1.5%)
Affymetrix, Inc. (Convertible),
3.50%, 1/15/38	1,005	393
Amgen, Inc.,
5.85%, 6/1/17	320	331
Amgen, Inc. (Convertible),
0.38%, 2/1/13	2,400	2,295
0.38%, 2/1/13 (a)	2,400	2,295
Biogen Idec, Inc.,
6.88%, 3/1/18	255	250
Life Technologies Corp. (Convertible),
1.50%, 2/15/24	2,026	1,530
3.25%, 6/15/25	468	400
		7,494
Chemicals (0.1%)
E.I. Du Pont de Nemours & Co.,
6.00%, 7/15/18	155	163
Monsanto Co.,
5.13%, 4/15/18	60	63
		226
Commercial Banks (0.1%)
HBOS plc,
6.75%, 5/21/18 (a)	325	287
Commercial Services & Supplies (0.1%)
Allied Waste Industries, Inc. (Convertible),
4.25%, 4/15/34	795	715
Communications & Media (1.0%)
Comcast Corp.,
5.70%, 5/15/18	600	564
6.50%, 1/15/15	85	83
Interpublic Group of Cos., Inc. (Convertible),
4.25%, 3/15/23	747	488
4.75%, 3/15/23 (a)	1,209	703
Liberty Media LLC (Convertible),
3.13%, 3/30/23	1,036	749
Omnicom Group, Inc. (Convertible),
Zero Coupon, 7/31/32	1,047	1,004
Time Warner Cable, Inc.,
6.75%, 7/1/18	325	313
8.75%, 2/14/19	225	245

The accompanying notes are an integral part of the financial statements.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments (cont’d)

Equity and Income Portfolio

	Face Amount	Value
	(000)	(000)
Communications & Media (cont’d)
Time Warner, Inc.,
5.88%, 11/15/16	$385	$346
Viacom, Inc.,
6.88%, 4/30/36	345	273
Vivendi, 6.63%, 4/4/18 (a)	325	263
		5,031
Communications Equipment (0.3%)
JDS Uniphase Corp. (Convertible),
1.00%, 5/15/26 (a)	1,100	599
Telecom Italia Capital S.A.,
4.00%, 1/15/10	350	322
4.88%, 10/1/10	40	36
7.00%, 6/4/18	145	118
Telefonica Europe B.V.,
8.25%, 9/15/30	395	464
		1,539
Computers & Peripherals (0.7%)
Cadence Design Systems, Inc. (Convertible),
1.38%, 12/15/11	1,231	776
1.50%, 12/15/13	860	393
Dell, Inc.,
5.65%, 4/15/18	175	157
DST Systems, Inc. (Convertible),
4.13%, 8/15/23	1,241	1,193
Hewlett-Packard Co.,
5.50%, 3/1/18	100	101
International Business Machines Corp.,
7.63%, 10/15/18	300	360
NetApp, Inc. (Convertible),
1.75%, 6/1/13 (a)	360	274
SanDisk Corp. (Convertible),
1.00%, 5/15/13	1,332	540
		3,794
Containers & Packaging (0.4%)
Sealed Air Corp. (Convertible),
3.00%, 6/30/33 (a)	2,489	2,253
Diversified Financial Services (2.6%)
AIG SunAmerica Global Financing VI,
6.30%, 5/10/11 (a)	905	779
American Express Credit Corp.,
7.30%, 8/20/13	395	405
Bank of America Corp.,
5.65%, 5/1/18	485	489
5.75%, 12/1/17	885	885
Bank of New York Mellon Corp. (The),
4.50%, 4/1/13	245	244
5.13%, 8/27/13	195	199
Bear Stearns Cos. LLC (The),
6.40%, 10/2/17	225	234
7.25%, 2/1/18	325	357
Catlin Insurance Co., Ltd.,
7.25%, (a)(c)(d)	220	88
Citigroup, Inc.,
5.88%, 5/29/37	255	256
6.13%, 11/21/17 - 5/15/18	815	825
Credit Suisse (NY),
5.00%, 5/15/13	105	101
6.00%, 2/15/18	265	244
Credit Suisse USA, Inc.,
5.13%, 8/15/15	110	100
Farmers Exchange Capital,
7.05%, 7/15/28 (a)	500	307
General Electric Capital Corp.,
4.75%, 9/15/14	75	74
5.63%, 5/1/18	995	1,004
Goldman Sachs Group, Inc. (The),
6.15%, 4/1/18	820	790
6.75%, 10/1/37	515	419
Harley-Davidson Funding Corp.,
6.80%, 6/15/18 (a)	190	103
HSBC Finance Corp.,
5.88%, 2/1/09	100	100
6.38%, 10/15/11	445	438
6.75%, 5/15/11	175	174
8.00%, 7/15/10	85	87
John Deere Capital Corp.,
5.75%, 9/10/18	220	214
JPMorgan Chase & Co.,
4.75%, 5/1/13	720	711
6.00%, 1/15/18	380	402
Merrill Lynch Co., Inc.,
6.88%, 4/25/18	735	770
National City Corp. (Convertible),
4.00%, 2/1/11	78	70
Nationwide Building Society,
4.25%, 2/1/10 (a)	345	341
NYSE Euronext,
4.80%, 6/28/13	250	243
Pearson Dollar Finance Two plc,
6.25%, 5/6/18 (a)	140	118
Platinum Underwriters Finance, Inc.,
7.50%, 6/1/17	145	94
Popular North America, Inc.,
5.65%, 4/15/09	160	158
UBS AG,
5.88%, 12/20/17	225	207
Wachovia Capital Trust III,
5.80%, (c)(d)	805	475
Wachovia Corp.,
5.50%, 5/1/13	225	223
Wells Fargo & Co.,
5.63%, 12/11/17	620	648
Xlliac Global Funding,
4.80%, 8/10/10 (a)	315	220
		13,596
Diversified Telecommunication Services (0.4%)
Deutsche Telekom International Finance B.V.,
8.75%, 6/15/30	175	217
France Telecom S.A.,
8.50%, 3/1/31	310	390

The accompanying notes are an integral part of the financial statements.

5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments (cont’d)

Equity and Income Portfolio

	Face Amount	Value
	(000)	(000)
Diversified Telecommunication Services (cont’d)
Lucent Technologies, Inc. (Convertible),
2.88%, 6/15/25	$1,187	$559
Verizon Communications, Inc.,
5.50%, 2/15/18	550	530
8.95%, 3/1/39	125	162
		1,858
Electric Utilities (0.0%)
Consumers Energy Co.,
4.00%, 5/15/10	20	19
4.80%, 2/17/09	170	170
		189
Electrical Equipment (0.0%)
Cooper U.S., Inc.,
5.25%, 11/15/12	165	167
Food & Staples Retailing (0.2%)
CVS Caremark Corp.,
5.75%, 8/15/11 - 6/1/17	125	122
CVS Pass-Through Trust,
6.04%, 12/10/28 (a)	257	157
Walgreen Co.,
4.88%, 8/1/13	125	129
Wal-Mart Stores, Inc.,
4.25%, 4/15/13	355	365
		773
Food Products (0.5%)
Archer-Daniels-Midland Co.,
5.45%, 3/15/18	220	217
Archer-Daniels-Midland Co. (Convertible),
6.25%, 6/1/11	32	1,213
ConAgra Foods, Inc.,
7.00%, 10/1/28	70	69
8.25%, 9/15/30	180	198
Delhaize America, Inc.,
9.00%, 4/15/31	65	66
FBG Finance Ltd.,
5.13%, 6/15/15 (a)	320	264
General Mills, Inc.,
5.25%, 8/15/13	175	176
Kraft Foods, Inc.,
6.13%, 8/23/18	345	340
6.75%, 2/19/14	20	21
		2,564
Gas Utilities (0.0%)
Equitable Resources, Inc.,
6.50%, 4/1/18	75	70
Health Care Equipment & Supplies (0.6%)
Advanced Medical Optics, Inc. (Convertible),
2.50%, 7/15/24	700	571
3.25%, 8/1/26	1,750	621
Baxter International, Inc.,
5.38%, 6/1/18	70	73
Covidien International Finance S.A.,
6.00%, 10/15/17	240	237
Medtronic, Inc. (Convertible),
1.50%, 4/15/11	1,504	1,406
		2,908
Health Care Providers & Services (0.5%)
LifePoint Hospitals, Inc. (Convertible),
3.50%, 5/15/14	1,868	1,273
Omnicare, Inc. (Convertible),
3.25%, 12/15/35	2,190	1,240
UnitedHealth Group, Inc.,
6.00%, 2/15/18	195	180
WellPoint, Inc.,
4.25%, 12/15/09	80	77
		2,770
Hotels, Restaurants & Leisure (0.4%)
International Game Technology (Convertible),
2.60%, 12/15/36	1,861	1,768
Starwood Hotels & Resorts Worldwide, Inc.,
6.75%, 5/15/18	205	113
Yum! Brands, Inc.,
8.88%, 4/15/11	245	248
		2,129
Household Durables (0.0%)
LG Electronics, Inc.,
5.00%, 6/17/10 (a)	130	116
Household Products (0.1%)
Procter & Gamble Co.,
4.60%, 1/15/14	380	399
Industrial Conglomerates (0.6%)
3M Co. (Convertible),
Zero Coupon, 11/21/32 (d)	2,600	1,911
General Electric Co.,
5.25%, 12/6/17	1,035	1,034
Koninklijke Philips Electronics N.V.,
5.75%, 3/11/18	335	309
		3,254
Industrials (0.1%)
Honeywell International, Inc.,
5.30%, 3/1/18	225	230
Kroger Co. (The),
5.00%, 4/15/13	120	115
6.40%, 8/15/17	75	76
		421
Insurance (0.2%)
Ace INA Holding, Inc.,
5.60%, 5/15/15	190	173
Berkshire Hathaway Finance Corp.,
5.40%, 5/15/18	475	489
Chubb Corp.,
5.75%, 5/15/18	50	48
Metlife, Inc.,
6.82%, 8/15/18	220	210
Prudential Financial, Inc.,
6.63%, 12/1/37	95	65

The accompanying notes are an integral part of the financial statements.

6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments (cont’d)

Equity and Income Portfolio

	Face Amount	Value
	(000)	(000)
Insurance (cont’d)
Travelers Cos., Inc. (The),
5.80%, 5/15/18	$160	$154
		1,139
Leisure Equipment & Products (0.3%)
Eastman Kodak Co. (Convertible),
3.38%, 10/15/33	2,100	1,704
Machinery (0.0%)
Parker Hannifin Corp.,
5.50%, 5/15/18	190	184
Metals & Mining (0.0%)
Rio Tinto Finance USA Ltd.,
6.50%, 7/15/18	175	129
Office Electronics (0.0%)
Xerox Corp.,
6.35%, 5/15/18	190	149
Oil, Gas & Consumable Fuels (0.5%)
Cameron International Corp. (Convertible),
2.50%, 6/15/26	628	623
Conoco Phillips,
5.20%, 5/15/18	400	390
Devon Financing Corp. ULC,
7.88%, 9/30/31	155	171
Marathon Oil Corp.,
5.90%, 3/15/18	130	109
6.00%, 10/1/17	215	183
Petro-Canada,
6.05%, 5/15/18	200	165
Questar Market Resources, Inc.,
6.80%, 4/1/18	230	222
Valero Energy Corp.,
3.50%, 4/1/09	195	194
Weatherford International Ltd.,
6.00%, 3/15/18	165	139
XTO Energy, Inc.,
5.50%, 6/15/18	295	268
		2,464
Pharmaceuticals (1.2%)
Allergan, Inc. (Convertible),
1.50%, 4/1/26	1,156	1,163
AstraZeneca plc,
5.90%, 9/15/17	225	239
Bristol-Myers Squibb Co.,
5.45%, 5/1/18	405	420
GlaxoSmithKline Capital, Inc.,
5.65%, 5/15/18	365	384
Medco Health Solutions, Inc.,
7.13%, 3/15/18	200	185
Mylan, Inc. (Convertible),
1.25%, 3/15/12	2,800	2,072
Watson Pharmaceuticals, Inc. (Convertible),
1.75%, 3/15/23	1,650	1,543
Wyeth,
5.45%, 4/1/17	140	143
5.50%, 2/15/16	45	46
		6,195
Real Estate Management & Development (0.1%)
Brookfield Asset Management, Inc.,
5.80%, 4/25/17	210	87
7.13%, 6/15/12	205	126
		213
Road & Rail (0.1%)
Burlington Northern Santa Fe Corp.,
6.13%, 3/15/09	280	281
Canadian National Railway Co.,
5.55%, 5/15/18	60	60
Union Pacific Corp.,
7.88%, 1/15/19	250	286
		627
Semiconductors & Semiconductor Equipment (0.4%)
KLA-Tencor Corp.,
6.90%, 5/1/18	235	178
Linear Technology Corp. (Convertible),
3.00%, 5/1/27 (a)	1,193	870
Xilinx, Inc. (Convertible),
3.13%, 3/15/37 (a)	1,302	890
		1,938
Software (0.3%)
Oracle Corp.,
5.75%, 4/15/18	335	351
Symantec Corp. (Convertible),
0.75%, 6/15/11	1,071	1,017
		1,368
Sovereign (0.0%)
Korea Railroad Corp.,
5.38%, 5/15/13 (a)	235	197
Specialty Retail (0.1%)
Home Depot, Inc.,
5.40%, 3/1/16	305	273
Steel (0.0%)
Arcelor Mittal,
6.13%, 6/1/18	255	175
Tobacco (0.1%)
BAT International Finance plc,
9.50%, 11/15/18 (a)	195	217
Philip Morris International, Inc.,
5.65%, 5/16/18	345	343
		560
U.S. Treasury Securities (12.9%)
U.S. Treasury Bonds,
4.50%, 5/15/38	1,450	1,979
5.38%, 2/15/31	10,300	14,156
6.25%, 8/15/23	400	546
7.13%, 2/15/23	14,500	21,041
8.00%, 11/15/21	930	1,410
8.13%, 8/15/19 - 8/15/21	6,297	9,542
8.75%, 5/15/17	205	302
8.88%, 8/15/17 - 2/15/19	874	1,319
9.00%, 11/15/18	534	825
9.13%, 5/15/18	82	127

The accompanying notes are an integral part of the financial statements.

7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments (cont’d)

Equity and Income Portfolio

	Face Amount	Value
	(000)	(000)
U.S. Treasury Securities (cont’d)
U.S. Treasury Notes,
3.13%, 11/30/09	$3,000	$3,075
3.75%, 11/15/18	354	401
4.00%, 2/15/15	2,000	2,279
4.50%, 2/15/16	7,550	8,890
4.63%, 8/31/11	400	440
5.13%, 6/30/11	500	554
		66,886
Utilities (0.9%)
Alabama Power Co.,
5.80%, 11/15/13	20	21
Appalachian Power Co.,
5.65%, 8/15/12	25	24
Carolina Power & Light Co.,
5.13%, 9/15/13	200	201
CenterPoint Energy Resources Corp.,
6.25%, 2/1/37	75	53
7.88%, 4/1/13	70	65
Consolidated Natural Gas Co.,
6.25%, 11/1/11	95	96
Detroit Edison Co. (The),
6.13%, 10/1/10	165	166
E.ON International Finance B.V.,
5.80%, 4/30/18 (a)	485	454
Georgia Power Co.,
6.00%, 11/1/13	200	210
Kinder Morgan Energy Partners LP,
5.95%, 2/15/18	165	141
Nisource Finance Corp.,
6.80%, 1/15/19	175	110
Ohio Edison Co.,
6.40%, 7/15/16	145	130
Ohio Power Co.,
6.00%, 6/1/16	305	292
Peco Energy Co.,
5.35%, 3/1/18	140	134
PG&E Corp. (Convertible),
9.50%, 6/30/10	517	1,345
Plains All American Pipeline LP/PAA Finance Corp.,
6.70%, 5/15/36	335	222
PPL Energy Supply LLC,
6.30%, 7/15/13	140	130
Public Service Co. of Colorado,
6.50%, 8/1/38	130	146
Public Service Electric & Gas Co.,
5.00%, 1/1/13	20	20
Texas Eastern Transmission LP,
7.00%, 7/15/32	140	130
TransCanada Pipelines Ltd.,
6.50%, 8/15/18	220	216
Union Electric Co.,
6.70%, 2/1/19	165	151
Virginia Electric and Power Co.,
8.88%, 11/15/38	120	152
		4,609
Wireless Telecommunication Services (0.3%)
AT&T Corp.,
8.00%, 11/15/31	205	258
AT&T, Inc.,
5.60%, 5/15/18	90	92
6.15%, 9/15/34	125	129
6.30%, 1/15/38	565	599
Verizon New England, Inc.,
6.50%, 9/15/11	20	20
Vodafone Group plc,
5.63%, 2/27/17	290	274
		1,372
Total Fixed Income Securities (Cost $168,356)		163,308

	Shares
Common Stocks (61.2%)
Aerospace & Defense (1.5%)
Raytheon Co.	153,410	7,830
Airlines (0.4%)
Continental Airlines, Inc., Class B (e)	114,150	2,062
Auto Components (0.2%)
Autoliv, Inc.	41,240	885
Automobiles (0.3%)
Harley-Davidson, Inc.	93,020	1,579
Beverages (0.6%)
Coca-Cola Co. (The)	72,260	3,271
Capital Markets (0.8%)
Charles Schwab Corp. (The)	267,400	4,324
Chemicals (1.6%)
Bayer AG ADR	139,210	8,269
Commercial Banks (2.9%)
KeyCorp	231,060	1,969
Mitsubishi UFJ Financial Group, Inc. ADR (f)	100,380	623
Mizuho Financial Group, Inc. ADR	215,980	1,246
PNC Financial Services Group, Inc.	123,980	6,075
Sumitomo Mitsui Financial Group, Inc.	262	1,135
SunTrust Banks, Inc.	134,660	3,978
		15,026
Commercial Services & Supplies (0.4%)
Manpower, Inc.	36,700	1,247
Robert Half International, Inc.	33,700	702
		1,949
Communications & Media (4.6%)
Comcast Corp., Class A	379,965	6,414
Time Warner, Inc.	1,005,160	10,112
Viacom, Inc., Class B (e)	368,095	7,016
		23,542
Communications Equipment (1.1%)
Alcatel-Lucent ADR (e)	560,740	1,206
Cisco Systems, Inc. (e)	258,120	4,207
		5,413

The accompanying notes are an integral part of the financial statements.

8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments (cont’d)

Equity and Income Portfolio

		Value
	Shares	(000)
Computers & Peripherals (1.1%)
EMC Corp. (e)	66,910	$700
Hewlett-Packard Co.	143,530	5,209
		5,909
Diversified Financial Services (4.2%)
Bank of America Corp.	379,620	5,345
JPMorgan Chase & Co.	516,636	16,290
		21,635
Diversified Telecommunication Services (1.6%)
Verizon Communications, Inc.	247,730	8,398
Electric Utilities (3.6%)
American Electric Power Co., Inc.	282,000	9,385
Entergy Corp.	46,457	3,862
FirstEnergy Corp.	112,290	5,455
		18,702
Energy Equipment & Services (0.4%)
Schlumberger Ltd.	52,930	2,241
Food & Staples Retailing (1.3%)
Wal-Mart Stores, Inc.	121,750	6,825
Food Products (4.2%)
Cadbury plc ADR	243,169	8,674
Kraft Foods, Inc.	121,884	3,272
Unilever N.V. (NY Shares)	393,890	9,670
		21,616
Health Care Equipment & Supplies (1.3%)
Boston Scientific Corp. (e)	339,160	2,625
Covidien Ltd.	115,017	4,168
		6,793
Health Care Providers & Services (0.5%)
Cardinal Health, Inc.	68,700	2,368
Hotels, Restaurants & Leisure (0.4%)
Starbucks Corp. (e)	193,570	1,831
Household Durables (0.7%)
Sony Corp. ADR	174,250	3,811
Household Products (1.0%)
Kimberly-Clark Corp.	27,200	1,434
Procter & Gamble Co.	59,170	3,658
		5,092
Industrial Conglomerates (1.7%)
General Electric Co.	235,510	3,815
Siemens AG ADR	43,910	3,326
Tyco International Ltd.	82,847	1,790
		8,931
Insurance (4.8%)
Chubb Corp.	134,302	6,849
Marsh & McLennan Cos., Inc.	462,650	11,229
Travelers Cos., Inc. (The)	153,277	6,928
		25,006
Internet Software & Services (1.0%)
eBay, Inc. (e)	363,750	5,078
Metals & Mining (0.9%)
Newmont Mining Corp.	119,250	4,853
Multiline Retail (0.4%)
Macy’s, Inc.	204,720	2,119
Oil, Gas & Consumable Fuels (7.7%)
Anadarko Petroleum Corp.	69,533	2,680
BP plc ADR	78,380	3,663
ConocoPhillips	41,090	2,128
Devon Energy Corp.	44,800	2,944
Exxon Mobil Corp.	93,860	7,493
Hess Corp.	27,900	1,497
Novartis AG ADR	105,740	5,262
Occidental Petroleum Corp.	120,270	7,215
Royal Dutch Shell plc ADR	126,630	6,704
		39,586
Personal Products (0.6%)
Estee Lauder Cos., Inc. (The)	104,970	3,250
Pharmaceuticals (6.2%)
Abbott Laboratories	132,050	7,048
Bristol-Myers Squibb Co.	296,620	6,896
Roche Holding AG ADR	76,360	5,845
Schering-Plough Corp.	519,418	8,846
Wyeth	95,050	3,565
		32,200
Semiconductors & Semiconductor Equipment (1.1%)
ASML Holding N.V. (NY Shares)	124,400	2,248
Intel Corp.	219,640	3,220
		5,468
Software (0.1%)
Symantec Corp. (e)	46,975	635
Specialty Retail (1.3%)
Home Depot, Inc.	283,910	6,536
Tobacco (0.7%)
Philip Morris International, Inc.	77,590	3,376
Total Common Stocks (Cost $393,528)		316,409

	No. of
	Contracts
Call Option Purchased (0.0%)
90 Day EuroDollar Call @ $97.75, expiring 3/15/10 (Cost $103) (e)	114	265

	Shares
Investment Company (0.2%)
Financials
SPDR KBW Regional Banking ETF (Cost $1,251)	37,005	1,079
Preferred Stocks (3.1%)
Commercial Banks (0.2%)
KeyCorp., 7.75% (Convertible)	17,590	1,258

The accompanying notes are an integral part of the financial statements.

9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments (cont’d)

Equity and Income Portfolio

		Value
	Shares	(000)
Commercial Services & Supplies (0.3%)
Avery Dennison Corp., 7.88% (Convertible)	39,210	$1,343
Diversified Financial Services (0.6%)
Bank of America Corp., 7.25% (Convertible)	4,650	3,022
Diversified Telecommunication Services (0.2%)
Lucent Technology Capital Trust I, 7.75% (Convertible)	3,200	1,088
Electric Utilities (0.2%)
CenterPoint Energy, Inc., 1.43% (Convertible) (d)	68,000	918
Gas Utilities (0.5%)
El Paso Energy Capital Trust I, 4.75% (Convertible)	95,499	2,445
Health Care Providers & Services (0.4%)
Healthsouth Corp. 6.50% (Convertible) (a)	785	331
Healthsouth Corp. 6.50% (Convertible)	410	173
Omnicare Capital Trust II, 4.00% (Convertible)	44,400	1,626
		2,130
Household Products (0.1%)
Newell Financial Trust I, 5.25% (Convertible)	25,600	672
Metals & Mining (0.1%)
Freeport-McMoRan Copper & Gold, Inc. (Convertible)	775	482
Pharmaceuticals (0.5%)
Schering Plough Corp., 6.00% (Convertible)	13,948	2,434
Total Preferred Stocks (Cost $24,460)		15,792
Short-Term Investments (6.0%)
Investment Company (5.9%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (f)	30,329,882	30,330

	Face Amount
	(000)
U.S. Treasury Security (0.1%)
U.S. Treasury Bill, 0.002%, 1/15/09 (g)(h)	$645	645
Total Short-Term Investments (Cost $30,975)		30,975
Total Investments (102.1%) (Cost $618,673) (i)		527,828
Liabilities in Excess of Other Assets (-2.1%)		(10,704)
Net Assets (100%)		$517,124
(a)	144A Security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(b)	Security is subject to delayed delivery.
(c)

Perpetual — Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to a floating rate. The interest rate shown is the rate in effect at December 31, 2008.

(d)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated rate. The rates shown are those in effect on December 31, 2008.
(e)	Non-income producing security.
(f)

See Note I within the Notes to Financial Statements regarding investment in Mitsubishi UFJ Financial Group, Inc. and Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.

(g)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
(h)	Rate shown is the yield to maturity at December 31, 2008.
(i)

The approximate market value and percentage of total investments, $1,135,000 and 0.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt
TBA	To Be Announced

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
U.S. Treasury
2 yr. Note	131	$28,566	Mar-09	$196
U.S. Treasury
5 yr. Note	36	4,286	Mar-09	(7)
5 yr. Swap	130	15,322	Mar-09	282
Short:
U.S. Treasury
10 yr. Note	151	18,988	Mar-09	(1,543)
U.S. Treasury
Long Bond	205	28,300	Mar-09	(484)
				$(1,556)

Options Written:

The Portfolio had the following option(s) written open at period end:

		Premiums
	Number of	Received	Value
	Contracts	(000)	(000)
Call Options Written 90 Day EuroDollar Call @ $98.25, expiring 3/15/10	114	$57	$165

The accompanying notes are an integral part of the financial statements.

10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments (cont’d)

Equity and Income Portfolio

Credit Default Swap Contracts:

The Portfolio had the following credit default swap agreement(s) open at period end:

		Notional			Unrealized
	Buy/Sell	Amount	Pay/Receive	Termination	Appreciation
Swap Counterparty and Reference Obligation	Protection	(000)	Fixed Rate	Date	(000)
Bank of America
Sealed Air Corp., 5.63%, 7/15/13	Buy	$90	1.12%	3/20/18	$20
JPMorgan Chase
Nordstrom, Inc., 6.95%, 3/15/28	Buy	175	1.07	3/20/18	38
					$58

The accompanying notes are an integral part of the financial statements.

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Equity and Income Portfolio

Statement of Assets and Liabilities

December 31, 2008
(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $587,405)	$496,875
Investments in Securities of Affiliated Issuers, at Value (Cost $31,268)	30,953
Total Investments in Securities, at Value (Cost $618,673)	527,828
Interest Receivable	1,972
Due from Broker	851
Dividends Receivable	633
Receivable for Investments Sold	404
Receivable for Forward Commitments	402
Receivable for Portfolio Shares Sold	289
Unrealized Appreciation on Swap Agreements	58
Foreign Currency, at Value (Cost $17)	17
Receivable from Affiliate	11
Other Assets	10
Total Assets	532,475
Liabilities:
Payable for Investments Purchased	7,860
Payable for Forward Commitments	6,378
Investment Advisory Fees Payable	548
Options Written, at Value (Premiums Received $57)	165
Payable for Portfolio Shares Redeemed	163
Administration Fees Payable	107
Bank Overdraft	27
Distribution Fees — Class II Shares	21
Custodian Fees Payable	10
Directors’ Fees and Expenses Payable	—@
Other Liabilities	72
Total Liabilities	15,351
NET ASSETS	$517,124
Net Assets Consist of:
Paid-in Capital	$639,583
Undistributed Net Investment Income	15,704
Accumulated Net Realized Loss	(45,712)
Unrealized Appreciation (Depreciation) on:
Investments	(90,845)
Foreign Currency Translations	—@
Futures Contracts	(1,556)
Options Written	(108)
Swaps	58
Net Assets	$517,124
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 48,030,874 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.77
@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Equity and Income Portfolio

Statement of Operations

Year Ended
December 31, 2008
(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1 Foreign Taxes Withheld)	$12,144
Interest from Securities of Unaffiliated Issuers (Net of $—@ Foreign Taxes Withheld)	7,041
Dividends from Securities of Affiliated Issuers	1,347
Total Investment Income	20,532
Expenses:
Investment Advisory Fees (Note B)	2,587
Distribution Fees — Class II Shares (Note D)	2,210
Administration Fees (Note C)	1,583
Shareholder Reporting Fees	164
Professional Fees	48
Custodian Fees (Note F)	41
Directors’ Fees and Expenses	11
Transfer Agency Fees (Note E)	4
Other	41
Total Expenses	6,689
Distribution Fees — Class II Shares Waived (Note D)	(1,894)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note I)	(49)
Expense Offset (Note F)	—@
Net Expenses	4,746
Net Investment Income	15,786
Realized Gain (Loss) on:
Investments Sold	(41,407)
Foreign Currency Transactions	(3)
Options Written	(42)
Futures Contracts	(453)
Swap Agreements	(123)
Net Realized Loss	(42,028)
Change in Unrealized Appreciation (Depreciation) on:
Investments	(133,977)
Foreign Currency Translations	—@
Options Written	(108)
Futures Contracts	(1,556)
Swap Agreements	58
Net Change in Unrealized Appreciation (Depreciation)	(135,583)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(177,611)
Increase from Payment by Affiliate (Note J)	26
Net Decrease in Net Assets Resulting from Operations	$(161,799)
@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Equity and Income Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007
	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$15,786	$15,217
Net Realized Gain (Loss)	(42,028)	17,527
Net Change in Unrealized Depreciation	(135,583)	(13,421)
Increase from Payment by Affiliate	26	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(161,799)	19,323
Distributions from and/or in Excess of:
Class II:
Net Investment Income	(15,234)	(11,958)
Net Realized Gain	(20,502)	(16,836)
Total Distributions	(35,736)	(28,794)
Capital Share Transactions:(1)
Class II:
Subscriptions	125,673	182,006
Distributions Reinvested	35,736	28,794
Redemptions	(158,647)	(60,058)
Net Increase in Net Assets Resulting from Capital Share Transactions	2,762	150,742
Total Increase (Decrease) in Net Assets	(194,773)	141,271
Net Assets:
Beginning of Period	711,897	570,626
End of Period (Including Undistributed Net Investment Income of $15,704 and $15,228, respectively)	$517,124	$711,897
(1) Capital Share Transactions:
Class II:
Shares Subscribed	9,684	12,058
Shares Issued on Distributions Reinvested	2,827	1,883
Shares Redeemed	(12,768)	(3,974)
Net Increase (Decrease) in Class II Shares Outstanding	(257)	9,967

The accompanying notes are an integral part of the financial statements.

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Financial Highlights

Equity and Income Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$14.74	$14.89	$13.69	$12.97	$11.64
Income (Loss) from Investment Operations
Net Investment Income#	0.32	0.35	0.32	0.24	0.20
Net Realized and Unrealized Gain (Loss)	(3.56)	0.17	1.35	0.71	1.14
Total from Investment Operations	(3.24)	0.52	1.67	0.95	1.34
Distributions from and/or in Excess of:
Net Investment Income	(0.31)	(0.28)	(0.16)	(0.09)	—
Net Realized Gain	(0.42)	(0.39)	(0.31)	(0.14)	(0.01)
Total Distributions	(0.73)	(0.67)	(0.47)	(0.23)	(0.01)
Net Asset Value, End of Period	$10.77	$14.74	$14.89	$13.69	$12.97
Total Return ±	(22.68)%‡	3.36%	12.58%	7.38%	11.52%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$517,124	$711,897	$570,626	$406,725	$207,666
Ratio of Expenses to Average Net Assets(1)	0.75% +	0.74% +	0.78%	0.83%	1.00%
Ratio of Net Investment Income to Average Net Assets(1)	2.50% +	2.31% +	2.25%	1.79%	1.64%
Portfolio Turnover Rate	95%	70%	56%	46%	58%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.05% +	1.04% +	1.08%	1.13%	1.31%
Net Investment Income to Average Net Assets	2.20% +	2.01% +	1.95%	1.49%	1.33%

#	Per share amount is based on average shares outstanding.
±

Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

‡

The Adviser reimbursed the Portfolio for losses incurred on derivative transactions which breached an investment guideline of the Portfolio during the period. The impact of this reimbursement is reflected in the total return shown above. Without this reimbursement, the total return for Class II would have been (22.68)%. (See Note J within the Notes to Financial Statements)

+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by approximately 0.01% and less than 0.005% for the years ended December 31, 2008 and December 31, 2007, respectively.

The accompanying notes are an integral part of the financial statements.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the Equity and Income Portfolio. The Portfolio seeks both capital appreciation and current income by investing primarily in income-producing equity instruments and investment grade fixed income securities. The Portfolio currently offers Class II shares only; although Class I shares may be offered in the future.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.            Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NAS-DAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.             Forward Commitments and When-Issued/ Delayed Delivery Securities: The Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, the Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio’s commitments to purchase such securities or designates such assets as segregated on the Portfolio’s records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

3.              Futures: The Portfolio may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as “initial margin”) are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains (losses) in the Statement of Operations. “Due from (to) Broker” is comprised of initial margin and variation margin, as stated in the Statement of Assets and Liabilities.

The Portfolio may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the related amounts recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

4.              Swap Agreements: The Portfolio may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Cash collateral for swap agreements, if applicable, is deposited with the broker serving as counterparty to the agreement, and is included in “Due from (to) Broker” on the Statement of Assets and Liabilities. The following summarizes swaps which may be entered into by the Portfolio.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts on the Statement of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded within realized gain (loss) on swaps on the Statement of Operations. Credit default swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts on the Statement of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded within realized gain (loss) on swaps on the Statement of Operations. In a zero-coupon interest rate swap, payments only occur at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of LIBOR investments been rolled over through the life of the swap. The Portfolio amortizes its interest payment obligation over the life of the swap. The amortized portion of this payment is recorded within realized gain (loss) on the Statement of Operations. The unamortized portion of this payment is included in “Due from (to) Broker” on the Statement of Assets and Liabilities. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains (losses) in the Statement of Operations.

Realized gains (losses) on maturity or termination of swap agreements are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the unrealized gain (loss) reported in the Statement of Assets and Liabilities may differ from that which would be realized in the event the Portfolio terminated its position in the agreement.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

amount of net interest payments to be received, if any, at the date of default. Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Assets and Liabilities.

5.              Purchased and Written Options: The Portfolio may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain (loss). By writing a covered call option, the Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, the Portfolio, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

The Portfolio may purchase call and put options on its portfolio securities or other financial instruments. The Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. The Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Options written for the year ended December 31, 2008 were as follows:

		Total
	Total	Premiums
	Number of	Received
	Contracts	(000)
Options Outstanding - January 1, 2008	—	$—
Options Written	384	192
Options Terminated in Closing Purchase Transactions	(270)	(135)
Options Outstanding - December 31, 2008	114	$57

6.              New Accounting Pronouncement: On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

7.             Fair Value Measurement: The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s investments carried at value:

		Other
	Investments	Financial
	in Securities	Instruments*
Valuation Inputs	(000)	(000)
Level 1 - Quoted Prices	$340,758	$(1,721)
Level 2 - Other Significant Observable Inputs	187,070	58
Level 3 - Significant Unobservable Inputs	—	—
Total	$527,828	$(1,663)

* Other financial instruments include futures, options and swap contracts.

At December 31, 2008, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

8.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $150	Next $100	Next $100	Over $350
million	million	million	million
0.50%	0.45%	0.40%	0.35%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.00%. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund and provides the Portfolio’s Class II shareholders with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.30% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2008, this waiver amounted to approximately $1,894,000.

E. Dividend Disbursing and Transfer Agent:  Effective June 9, 2008, the Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Prior to June 9, 2008, JPMorgan Investor Services Company provided dividend disbursing and transfer agency services for the Fund.

F. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

G. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

H. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2008 and 2007 was as follows:

2008 Distributions		2007 Distributions
Paid From:		Paid From:
Ordinary	Long-Term	Ordinary	Long-Term
Income	Capital Gain	Income	Capital Gain
(000)	(000)	(000)	(000)
$19,915	$15,821	$13,558	$15,236

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, swaps and distribution reclasses, resulted in the following reclassifications among the components of net assets at December 31, 2008:

Undistributed
(Distributions in
Excess of) Net	Accumulated
Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$(76)	$76	$—	@

@ Amount is less than $500.

At December 31, 2008, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income	Capital Gain
(000)	(000)
$15,767	$—

At December 31, 2008, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

			Net
			Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
(000)	(000)	(000)	(000)
$619,839	$14,996	$(107,007)	$(92,011)

Net capital, passive foreign investment company (“PFIC”) and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio deferred to January 2, 2009, for U.S. Federal income tax purposes, capital losses of approximately $21,277,000.

At December 31, 2008, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $23,178,000 which will expire on December 31, 2016.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

I. Security Transactions and Transactions with Affiliates: The Portfolio invests in Mitsubishi UFJ Financial Group, Inc., a bank holding company advised by an affiliate of the Adviser. Mitsubishi UFJ Financial Group, Inc. was acquired at a cost of $937,996. During the year ended December 31, 2008, the Portfolio had purchased 100,380 shares of the investment.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2008 is as follows:

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	December 31,
2007	at Cost	Proceeds	Income	2008
(000)	(000)	(000)	(000)	(000)
$—	$938	$—	$7	$623

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the year ended December 31, 2008, advisory fees paid were reduced by approximately $49,000 relating to the Portfolio’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2008 is as follows:

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	December 31,
2007	at Cost	Proceeds	Income	2008
(000)	(000)	(000)	(000)	(000)
$80,368	$243,007	$293,045	$1,340	$30,330

For the year ended December 31, 2008, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $339,960,000 and $299,762,000, respectively. For the year ended December 31, 2008, purchases and sales of long-term U.S. Government securities were approximately $232,669,000 and $278,050,000, respectively.

During the year ended December 31, 2008, the Portfolio incurred approximately $6,000 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

J. Reimbursement by Affiliate: The Adviser reimbursed the Portfolio for a $26,087 loss incurred on derivative transactions that breached an investment guideline of the Portfolio during the period. The amount is reflected in the Statement of Operations and the Statements of Changes in Net Assets.

K. Other: At December 31, 2008, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 74.4% for Class II shares.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

of The Universal Institutional Funds, Inc. —

Equity and Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Equity and Income Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equity and Income Portfolio of The Universal Institutional Funds, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 16, 2009

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2008.

For corporate shareholders, 47.5% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $15,821,000 as a long-term capital gain distribution.

24.4% of the Portfolio’s dividends was attributable to qualifying U.S. Government obligations. (Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.)

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

23

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (unaudited)

Independent Directors:

Number of
Portfolios in
Fund
Complex
Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time		Independent	Other Directorships Held by Independent
Independent Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Director
Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Institute (policy organization) through November 2008; retired as Admiral in the U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officer de l’Orde National du Mérite by the French Government.

				161	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				163	Director of various business organizations.

Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	161	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	163	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001- July 2003); CFO of the J. Paul Getty Trust.	164	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

24

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (cont’d)

Independent Directors (cont’d):

				Number of
				Portfolios in
				Fund
				Complex
				Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time		Independent	Other Directorships Held by Independent
Independent Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Director
Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos  Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				161	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	163	None.

W. Allen Reed (61)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	161	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	164	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Number of
Portfolios in
Fund
		Term of		Complex
		office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time		Independent	Other Directorships Held by Interested
Interested Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Director
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	162	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*            This is the earliest date the Directors began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

**     The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. (“MSIM”) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA, The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

†             For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

25

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (cont’d)

Officers:

	Position(s)	Term of Office
	Held with	and Length of
Name, Age and Address of Executive Officer	Registrant	Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (34) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Amy R. Doberman (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 - April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*           This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite  term, until his or her successor is elected.

26

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Adviser and Administrator	Custodian
Morgan Stanley Investment Management Inc.	JPMorgan Chase Bank, N.A.
522 Fifth Avenue	270 Park Avenue
New York, New York 10036	New York, New York 10017

Distributor	Legal Counsel
Morgan Stanley Distribution, Inc.	Clifford Chance US LLP
One Tower Bridge	31 West 52nd Street
100 Front Street, Suite 1100	New York, New York 10019-6131
West Conshohocken, PA 19428-2899
Independent Registered Public Accounting Firm
Dividend Disbursing and Transfer Agent	Ernst & Young LLP
Morgan Stanley Services Company Inc.	200 Clarendon Street
P.O. Box 219804	Boston, Massachusetts 02116-5072
Kansas City, MO 64121-9804

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund’s Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the Securities and Exchange Commission’s website at www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at www.sec.gov.

UIFEIPANN
IU09-00720I-Y12/08

27

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

International Growth Equity Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Expense Example (unaudited)

International Growth Equity Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

				Actual		Net
	Beginning	Actual Ending		Expenses		Expense
	Account	Account	Hypothetical	Paid	Hypothetical	Ratio
	Value	Value	Ending Account	During	Expenses Paid	During
	7/1/08	12/31/08	Value	Period*	During Period*	Period
International Growth Equity Class II	$1,000.00	$577.20	$1,018.40	$5.31	$6.80	1.34%

*                Expenses are calculated using the Portfolio’s annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Overview (unaudited)

International Growth Equity Portfolio

The International Growth Equity Portfolio (the “Portfolio”) seeks long-term capital appreciation with a secondary objective of income by investing primarily in a diversified portfolio of equity securities of issuers located in countries other than the United States. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability.

Performance

For the fiscal year ended December 31, 2008, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -48.52%, net of fees, for Class II shares. The Portfolio’s Class II shares underperformed against the Morgan Stanley Capital International (MSCI) EAFE Index (the “Index”) which returned -43.38%.

Factors Affecting Performance

•                 International equity markets experienced record price declines in calendar year 2008, fueled by the global financial maelstrom, frozen credit markets, and high volatility in the world’s commodity prices. For the year ending December 31, 2008, the Index showed a net total return of -43.38%, the biggest yearly decline in the 39-year history of the Index.

•                 In 2008, all regional benchmarks, along with the MSCI Emerging Markets Index, had negative returns. Within EAFE, the Asia Pacific Ex-Japan region was down the most in the year -50.50%. MSCI Japan was down the least in the year -29.21%, helped by the strong yen. EAFE sector returns were down universally as well for the year. In 2008, health care was the best performing sector on a relative basis -18.66%, while financials was the worst performing sector -54.87%. Additionally, investors in foreign shares were disadvantaged by global central banks that were slow to cut rates relative to the U.S. Federal Reserve, which has lowered interest rates by 5.0% since the beginning of 2007. The U.S. dollar gained against most foreign currencies including 4.4% versus the euro and 35.9% versus the pound; however, the dollar lost 18.9% versus the yen for the year.

•                 Underperformance in the Portfolio in 2008 can be attributed to selections in Japan and Europe. Additionally, in Japan, the strengthening yen negatively impacted returns due to the Portfolio’s underweight in the country relative to the Index and positions in Japanese exporters. For example, the Portfolio held a position in the world’s second largest camera maker, which cut its full-year net income forecast by 40% in the fourth quarter citing lower investment by chipmakers and a stronger yen. In Europe, bank stock performance ebbed for much of the year. Positions in the Portfolio that underperformed included a large French bank, which was under pressure to increase its shareholder equity at year end after a disappointing fourth quarter earnings release and a regulatory challenge to a planned acquisition; an Austrian bank, which lowered its 2008 earnings outlook due to the decline in global markets and subsequent widening of credit spreads; and a leading Greek lender, which posted a lower third-quarter profit on higher impairment costs and plans to tap the Greek government’s liquidity support plan.

•                 While the Asia Pacific ex-Japan region was the worst performing region in absolute terms, it was the best performing region in the Portfolio relative to the Index in the year. A position in an Australian health care company, which is the world’s second largest maker of blood plasma products, performed well on announced plans to boost research spending at the fastest pace in four years to accelerate the development of flu vaccines and drugs for cancer and rheumatoid arthritis in anticipation of rising demand.

•                 On a sector basis, Portfolio holdings in the telecommunications sector were the largest underperformers relative to the Index for the year. A large Nordic phone company slumped after agreeing in October to buy 60% of an Indian telecom. We believe this strategy increased the company’s overall risk profile and the position was sold in the fourth quarter. The financials sector also contributed to the Portfolio’s relative underperformance for the year. In addition to the aforementioned banks, relative performance was also hurt by Norway’s largest publicly traded insurer, which reported its first quarterly loss in more than five years as weakening financial markets reduced the value of its investments.

•                 Performance in the materials sector was positive relative to the Index for the year. The Portfolio’s positions included the world’s largest maker of carbon and graphite products, which reported a third-quarter profit increase of 70% on demand from steel and aluminum customers as well as from a price increase in its graphite electrodes, which are used in smelting furnaces. Also held by the Portfolio was the world’s largest silicon wafer manufacturer, which saw its first-half profit slightly exceed its forecast supported by increased sales of its polyvinyl chloride products.

Management Strategies

•                 While the initial impact of the financial crisis was directly on the U.S. economy, the surprise in 2008 was the subsequent global scale of the impact and collective decline

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Overview (cont’d)

International Growth Equity Portfolio

of international equity markets. During the year, a broad number of country indexes fell by more than 40%, including Germany, France, Japan, Hong Kong, China and India. Given the broad-based market sell-off, our high-quality, predominantly large-cap growth investment style faced stiff headwinds in the latter part of the third quarter and in the beginning of the fourth quarter as investors indiscriminately sold highly liquid equities, value was briefly in favor, and lower-quality stocks outperformed higher- quality stocks. These conditions contributed to the Portfolio’s relative underperformance.

•                 The outlook for a sustained recovery in non-U.S. equity markets is contingent on credit market improvements in the U.S. and abroad, which we began to see toward the end of the year. For example, over the last five weeks of 2008 (November 24th to December 31st), the MSCI EAFE Index rallied 10.72%. As global markets began to digest the massive fiscal and monetary policy efforts, various classes of bond spreads to government bonds declined. Equity market volatility dropped below its November peak, providing further stability to the equity markets. While the economic news may continue to deteriorate into 2009, we believe equity markets may steady. Stocks typically move earlier, quicker, and sharper, than business and economic fundamentals. Given the uncertain economic conditions, we believe investors may gravitate toward growth stocks and their stable cash flow generation. Additionally, in our view, growth companies’ relatively healthy cash balances will also help reduce their vulnerability to tight credit conditions. Given our bottom-up investment process of building a diversified portfolio comprised of high-quality growth stocks, we believe the portfolio is well positioned in the current economic environment.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1)

	Total Returns(2)
		Average Annual
	One	Since
	Year	Inception(4)
Portfolio – Class II(3)	(48.52)%	(15.43)%
MSCI EAFE Index	(43.38)	(12.76)

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.vankampen.com. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)

The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)	Commenced operations on April 28, 2006.

(4)

For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

*	Commenced operations on April 28, 2006.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Overview (cont’d)

International Growth Equity Portfolio

Portfolio Composition*

Percentage of
Classification	Total Investments
Financials	18.0%
Industrials	13.2
Consumer Staples	12.8
Health Care	12.6
Consumer Discretionary	11.6
Energy	6.2
Information Technology	5.5
Utilities	5.5
Materials	5.2
Other**	4.5
Short-Term Investments	4.9
Total Investments	100.0%

*	Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of December 31, 2008.
**	Industries which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments

International Growth Equity Portfolio

		Value
	Shares	(000)
Common Stocks (87.8%)
Australia (2.4%)
BHP Billiton Ltd.	73,962	$1,558
CSL Ltd.	75,162	1,775
		3,333
Austria (2.1%)
Erste Group Bank AG	52,894	1,240
Vienna Insurance Group	49,465	1,706
		2,946
Canada (2.3%)
EnCana Corp.	33,700	1,555
Petrobank Energy & Resources Ltd. (a)	45,950	756
Research In Motion Ltd. (a)	25,125	1,019
		3,330
Denmark (1.2%)
Vestas Wind Systems A/S (a)	29,606	1,760
Egypt (0.6%)
Orascom Construction Industries GDR	17,837	908
Finland (2.4%)
Fortum Oyj	77,871	1,672
Kone Oyj, Class B	77,656	1,703
		3,375
France (8.4%)
ArcelorMittal	32,453	782
AXA S.A.	72,670	1,620
BNP Paribas	29,831	1,260
Cie Generale d’Optique Essilor International S.A.	65,651	3,081
LVMH Moet Hennessy Louis Vuitton S.A.	21,852	1,468
Total S.A.	67,390	3,674
		11,885
Germany (9.4%)
Adidas AG	43,670	1,679
Bayer AG	27,986	1,644
E.ON AG	90,359	3,654
Linde AG	28,982	2,453
SAP AG	49,891	1,788
SGL Carbon AG (a)	61,262	2,093
		13,311
Greece (2.1%)
Coca-Cola Hellenic Bottling Co. S.A.	114,826	1,675
National Bank of Greece S.A.	68,571	1,270
		2,945
Hong Kong (5.6%)
Bank of East Asia Ltd.	561,400	1,184
China Resources Power Holdings Co., Ltd.	944,000	1,835
CNOOC Ltd.	1,893,900	1,800
Esprit Holdings Ltd.	246,700	1,406
Parkson Retail Group Ltd.	1,480,000	1,692
		7,917
India (1.1%)
Bharti Airtel Ltd. (a)	104,160	1,539
Indonesia (0.2%)
Bumi Resources Tbk PT	3,444,500	297
Ireland (1.2%)
Ryanair Holdings plc ADR (a)	57,100	1,660
Israel (2.1%)
Teva Pharmaceutical Industries Ltd. ADR (b)	68,900	2,933
Japan (14.1%)
Canon, Inc.	59,500	1,868
FamilyMart Co., Ltd.	52,500	2,281
Fast Retailing Co., Ltd.	19,100	2,784
Komatsu Ltd.	114,100	1,445
Mitsubishi Estate Co., Ltd.	126,000	2,078
Nikon Corp.	79,000	946
Nippon Electric Glass Co., Ltd.	158,000	830
Rakuten, Inc. (a)	2,627	1,673
Shin-Etsu Chemical Co., Ltd.	44,900	2,059
Shionogi & Co., Ltd.	30,000	771
Stanley Electric Co., Ltd.	126,500	1,335
Terumo Corp.	41,200	1,929
		19,999
Luxembourg (0.9%)
Millicom International Cellular S.A.	29,250	1,314
Mexico (1.1%)
America Movil S.A.B. de C.V., Class L ADR	49,650	1,539
Netherlands (1.6%)
Reed Elsevier N.V.	194,043	2,286
Norway (0.6%)
Storebrand ASA	343,069	846
Portugal (2.7%)
Banco Espirito Santo S.A. (Registered)	234,727	2,206
Jeronimo Martins SGPS S.A.	292,328	1,624
		3,830
Singapore (1.7%)
DBS Group Holdings Ltd.	230,000	1,364
Keppel Corp. Ltd.	347,000	1,052
		2,416
Spain (1.2%)
Banco Santander S.A.	177,860	1,717
Sweden (1.0%)
Tele2 AB, Class B	167,285	1,487
Switzerland (9.4%)
ABB Ltd. (Registered) (a)	109,079	1,644
EFG International AG	79,432	1,423
Nestle S.A. (Registered)	101,253	3,991
Roche Holding AG (Genusschein)	19,203	2,956
SGS S.A. (Registered)	3,138	3,285
		13,299
Taiwan (1.2%)
Delta Electronics, Inc.	849,060	1,652

The accompanying notes are an integral part of the financial statements.

5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments (cont’d)

International Growth Equity Portfolio

		Value
	Shares	(000)
United Kingdom (11.2%)
G4S plc	606,533	$1,800
HSBC Holdings plc	185,616	1,776
Man Group plc	220,088	760
Prudential plc	257,652	1,569
Reckitt Benckiser Group plc	80,033	2,981
SABMiller plc	87,770	1,478
Smith & Nephew plc	237,149	1,505
Standard Chartered plc	92,987	1,189
Tesco plc	527,535	2,748
		15,806
Total Common Stocks (Cost $187,082)		124,330

	No. of
	Rights
Rights (0.2%)
Singapore (0.2%)
DBS Group Holdings Ltd., expiring 1/20/09 (a) (Cost $—)	115,000	250

	Shares
Short-Term Investments (4.5%)
Securities held as Collateral on Loaned Securities (0.0%)
Investment Company (0.0%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (c)	12,945	13

	Face Amount
	(000)
Repurchase Agreement (0.0%)
Goldman Sachs & Co., 0.06%, dated 12/31/08, due 1/2/09, repurchase price $3; fully collateralized by U.S government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., Gold Pools: rates ranging from 4.50% to 6.00%, due 11/1/19 — 12/1/38; Federal National Mortgage Association, Fixed Rate Mortgages: rates ranging from 4.00% to 7.00%, due 9/1/18 — 1/1/39; Government National Mortgage Association, Fixed Rate Mortgages: rates ranging from 4.50% to 11.50%, due 6/15/16 — 12/15/38, valued at $3.	$3	3
		16

	Shares
Investment Company (4.5%)
Morgan Stanley Institutional Liquidity
Money Market Portfolio —
Institutional Class (c)	6,368,590	$6,369
Total Short-Term Investments (Cost $6,385)		6,385
Total Investments (92.5%) (Cost $193,467) — Including $16 of Securities Loaned (d)		130,965
Other Assets in Excess of Liabilities (7.5%)		10,614
Net Assets (100%)		$141,579

(a)	Non-income producing security.
(b)	All or a portion of security on loan at December 31, 2008.
(c)	See Note I within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(d)

The approximate market value and percentage of total investments, $112,673,000 and 85.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

International Growth Equity Portfolio

Statement of Assets and Liabilities

December 31, 2008
(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $187,085)	$124,583
Investment in Security of Affiliated Issuer, at Value (Cost $6,382)	6,382
Total Investments in Securities, at Value (Cost $193,467)	130,965
Cash	4
Receivable for Portfolio Shares Sold	11,424
Receivable for Investments Sold	155
Foreign Currency, at Value (Cost $83)	83
Dividends Receivable	75
Foreign Withholding Tax Reclaim Receivable	32
Receivable from Affiliate	2
Other Assets	2
Total Assets	142,742
Liabilities:
Payable for Investments Purchased	491
Payable for Portfolio Shares Redeemed	342
Investment Advisory Fees Payable	200
Administration Fees Payable	26
Custodian Fees Payable	26
Distribution Fees — Class II Shares	26
Collateral on Securities Loaned, at Value:	16
Directors’ Fees and Expenses Payable	— @
Other Liabilities	36
Total Liabilities	1,163
NET ASSETS	$141,579
Net Assets Consist of:
Paid-in Capital	$219,723
Undistributed Net Investment Income	1,458
Accumulated Net Realized Loss	(17,097)
Unrealized Appreciation (Depreciation) on:
Investments	(62,502)
Foreign Currency Translations	(3)
Net Assets	$141,579
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 22,752,775 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$6.22
(1) Including:
Securities on Loan, at Value:	$16
@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

International Growth Equity Portfolio

Statement of Operations

Year Ended
December 31, 2008
(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $209 Foreign Taxes Withheld)	$2,727
Dividends from Security of Affiliated Issuer	108
Interest from Securities of Unaffiliated Issuers	1
Total Investment Income	2,836
Expenses:
Investment Advisory Fees (Note B)	747
Distribution Fees — Class II Shares (Note D)	348
Administration Fees (Note C)	252
Custodian Fees (Note F)	82
Shareholder Reporting Fees	37
Professional Fees	35
Directors’ Fees and Expenses	2
Transfer Agency Fees (Note E)	— @
Other	17
Total Expenses	1,520
Distribution Fees — Class II Shares Waived (Note D)	(99)
Investment Advisory Fees Voluntarily Waived (Note B)	(79)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note I)	(5)
Expense Offset (Note F)	— @
Net Expenses	1,337
Net Investment Income	1,499
Realized Gain (Loss) on:
Investments Sold	(17,047)
Foreign Currency Transactions	(40)
Net Realized Loss	(17,087)
Change in Unrealized Appreciation (Depreciation) on:
Investments	(64,664)
Foreign Currency Translations	(16)
Net Change in Unrealized Appreciation (Depreciation)	(64,680)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(81,767)
Net Decrease in Net Assets Resulting from Operations	$(80,268)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

International Growth Equity Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007
	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$1,499	$76
Net Realized Gain (Loss)	(17,087)	1,527
Net Change in Unrealized Appreciation (Depreciation)	(64,680)	1,200
Net Increase (Decrease) in Net Assets Resulting from Operations	(80,268)	2,803
Distributions from and/or in Excess of:
Class II:
Net Investment Income	(4)	(76)
Net Realized Gain	(311)	(1,169)
Total Distributions	(315)	(1,245)
Capital Share Transactions:(1)
Class II:
Subscriptions	192,627	56,262
Distributions Reinvested	315	1,245
Redemptions	(28,199)	(11,639)
Net Increase in Net Assets Resulting from Capital Share Transactions	164,743	45,868
Total Increase in Net Assets	84,160	47,426
Net Assets:
Beginning of Period	57,419	9,993
End of Period (Including Undistributed Net Investment Income of $1,458 and $3, respectively)	$141,579	$57,419
(1) Capital Share Transactions:
Class II:
Shares Subscribed	21,358	4,657
Shares Issued on Distributions Reinvested	30	103
Shares Redeemed	(3,377)	(939)
Net Increase in Class II Shares Outstanding	18,011	3,821

The accompanying notes are an integral part of the financial statements.

9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Financial Highlights

International Growth Equity Portfolio

	Class II
	Year Ended December 31,		Period from April 28, 2006^ to December 31,
Selected Per Share Data and Ratios	2008	2007	2006
Net Asset Value, Beginning of Period	$12.11	$10.84	$10.00
Income (Loss) from Investment Operations
Net Investment Income#	0.13	0.03	0.03
Net Realized and Unrealized Gain (Loss)	(6.00)	1.52	0.82
Total from Investment Operations	(5.87)	1.55	0.85
Distributions from and/or in Excess of:
Net Investment Income	(0.00)†	(0.02)	(0.01)
Net Realized Gain	(0.02)	(0.26)	—
Total Distributions	(0.02)	(0.28)	(0.01)
Net Asset Value, End of Period	$6.22	$12.11	$10.84
Total Return ±	(48.52)%	14.26%	8.55	%††
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$141,579	$57,419	$9,993
Ratio of Expenses to Average Net Assets(1)	1.35%+	1.35%+	1.35	%*
Ratio of Net Investment Income to Average Net Assets(1)	1.51%+	0.29%+	0.38	%*
Portfolio Turnover Rate	40%	52%	10	%††
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.53%+	1.84%+	3.95	%*
Net Investment Income (Loss) to Average Net Assets	1.33%+	(0.20)%+	(2.23	)%*

^	Commencement of Operations
††	Not Annualized
#	Per share amount is based on average shares outstanding.
±

Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

†	Amount is less than $0.005 per share.
*	Annualized

The accompanying notes are an integral part of the financial statements.

10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the International Growth Equity Portfolio. The Portfolio seeks long-term capital appreciation, with a secondary objective of income. The Portfolio currently offers Class II shares only; although Class I shares may be offered in the future.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.             Security Valuation: Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.             Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•                  investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•                  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2008, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign” shares’ market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.             Foreign Currency Exchange Contracts: The Portfolio may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Assets and Liabilities. At December 31, 2008, the Portfolio did not have any outstanding foreign currency exchange contracts.

4.             Securities Lending: The Portfolio may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements backed by U.S. Treasury and Agency securities. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolio’s Statement of Operations in interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of the loaned securities was approximately $16,000 and related collateral outstanding at year ended December 31, 2008 was approximately $16,000. For the year ended December 31, 2008, the Portfolio had income from securities lending (after rebates to borrowers and allocation to the securities lending agent) of less than $500.

5.             Repurchase Agreements: The Portfolio may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

6.             New Accounting Pronouncement: On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

7.             Fair Value Measurement: The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s investments carried at value:

Investments
in Securities
Valuation Inputs	(000)
Level 1 - Quoted Prices	$17,159
Level 2 - Other Significant Observable Inputs	113,806
Level 3 - Significant Unobservable Inputs	—
Total	$130,965

At December 31, 2008, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

8.             Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer’s share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

in the event of a failure to complete the transaction by the counterparty.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $1	Over $1
billion	billion
0.75%	0.70%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.35%. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2008, this waiver amounted to approximately $79,000.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund and provides the Portfolio’s Class II shareholders with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.10% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2008, this waiver amounted to approximately $99,000.

E. Dividend Disbursing and Transfer Agent: Effective June 9, 2008, the Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Prior to June 9, 2008, JPMorgan Investor Services Company provided dividend disbursing and transfer agency services for the Fund.

F. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

G. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown.However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

H. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2008 and 2007 was as follows:

2008 Distributions		2007 Distributions
Paid From:		Paid From:
Ordinary	Long-Term	Ordinary	Long-Term
Income	Capital Gain	Income	Capital Gain
(000)	(000)	(000)	(000)
$4	$311	$178	$1,067

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2008:

Undistributed
(Distributions in
Excess of) Net	Accumulated
Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$(40)	$40	$—

At December 31, 2008, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income	Capital Gain
(000)	(000)
$1,504	$—

At December 31, 2008, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

			Net
			Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
(000)	(000)	(000)	(000)
$193,869	$1,288	$(64,192)	$(62,904)

Net capital, passive foreign investment company (“PFIC”) and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio deferred to January 2, 2009, for U.S. Federal income tax purposes, post-October capital and currency losses of approximately $8,431,000 and $45,000, respectively.

At December 31, 2008, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $8,264,000 which will expire on December 31, 2016.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

I. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the year ended December 31, 2008, advisory fees paid were reduced by approximately $5,000 relating to the Portfolio’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2008 is as follows:

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	December 31,
2007	at Cost	Proceeds	Income	2008
(000)	(000)	(000)	(000)	(000)
$2,791	$141,394	$137,803	$108	$6,382

For the year ended December 31, 2008, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $189,197,000 and $37,985,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2008.

During the year ended December 31, 2008, the Portfolio incurred approximately $10,000 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

J. Other: At December 31, 2008, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 95.9%.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
International Growth Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Growth Equity Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Growth Equity Portfolio of The Universal Institutional Funds, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 16, 2009

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2008.

The Portfolio designated and paid approximately $311,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio’s earnings for its taxable year ended December 31, 2008.

The Portfolio intends to pass through foreign tax credits of approximately $131,000, and has derived net income from sources within foreign countries amounting to approximately $2,964,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (unaudited)

Independent Directors:

Number of
Portfolios in
Fund
Complex
Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time		Independent	Other Directorships Held by Independent
Independent Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Director
Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Institute (policy organization) through November 2008; retired as Admiral in the U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officer de l’Orde National du Mérite by the French Government.

				161	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998- October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				163	Director of various business organizations.

Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	161	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partne Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991- September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	163	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001- July 2003); CFO of the J. Paul Getty Trust.	164	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (cont’d)

Independent Directors (cont’d):

				Number of
				Portfolios in
				Fund
				Complex
				Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time		Independent	Other Directorships Held by Independent
Independent Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Director
Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				161	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	163	None.

W. Allen Reed (61)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	161	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	164	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Number of
Portfolios in
Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time		Independent	Other Directorships Held by Interested
Interested Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Director
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	162	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Directors began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**

The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. (“MSIM”) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA, The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

†	For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (cont’d)

Officers:

	Position(s)	Term of Office
	Held with	and Length of
Name, Age and Address of Executive Officer	Registrant	Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (34) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Amy R. Doberman (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 — April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Adviser and Administrator	Custodian
Morgan Stanley Investment Management Inc.	JPMorgan Chase Bank, N.A.
522 Fifth Avenue	270 Park Avenue
New York, New York 10036	New York, New York 10017

Distributor	Legal Counsel
Morgan Stanley Distribution, Inc.	Clifford Chance US LLP
One Tower Bridge	31 West 52nd Street
100 Front Street, Suite 1100	New York, New York 10019-6131
West Conshohocken, PA 19428-2899
Independent Registered Public Accounting Firm
Dividend Disbursing and Transfer Agent	Ernst & Young LLP
Morgan Stanley Services Company Inc.	200 Clarendon Street
P.O. Box 219804	Boston, Massachusetts 02116-5072
Kansas City, MO 64121-9804

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund’s Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the Securities and Exchange Commission’s website at www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at www.sec.gov.

UIFIGEANN IU09-00723P-Y12/08

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Mid Cap Growth Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Expense Examples (unaudited)

Mid Cap Growth Portfolio

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual  Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for  Comparison  Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

				Actual		Net
	Beginning	Actual Ending		Expenses		Expense
	Account	Account	Hypothetical	Paid	Hypothetical	Ratio
	Value	Value	Ending Account	During	Expenses Paid	During
	7/1/08	12/31/08	Value	Period*	During Period*	Period
Mid Cap Growth Class I	$1,000.00	$588.90	$1,019.86	$4.19	$5.33	1.05%
Mid Cap Growth Class II	1,000.00	588.20	1,019.36	4.59	5.84	1.15

*

Expenses are calculated using each Portfolio Class’ annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Overview (unaudited)

Mid Cap Growth Portfolio

The Mid Cap Growth Portfolio (the “Portfolio”) seeks long-term capital growth by investing primarily in common stocks and other equity securities. The Portfolio invests primarily in growth-oriented equity securities of U.S. mid cap companies and foreign companies, including emerging market securities. Investments in mid cap corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

Performance

For the fiscal year ended December 31, 2008, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -46.77%, net of fees, for Class I shares and -46.82%, net of fees, for Class II shares. The Portfolio’s Class I and Class II shares underperformed against the Russell Midcap® Growth Index (the “Index”) which returned -44.32%.

Factors Affecting Performance

•

The market environment was extremely challenging in the 12-month period ended December 31, 2008. Paralysis in the credit markets and a complete reshaping of the financial industry prompted a significant loss of investor confidence. Risk aversion soared, as investors fled all segments of the stock and bond markets for the perceived safety of U.S. Treasuries and cash. Although the federal government and the Federal Reserve intervened with unprecedented policy measures, investors remained uncertain about the effectiveness of the response, particularly as the U.S. economy was officially declared in recession since December 2007. These events kept the stock market volatile through the end of the period.

•

Stock selection in the consumer discretionary sector had by far the largest negative impact on relative performance, despite the positive influence of an overweight to the sector. The main detractors within the sector were holdings in commercial services and hotel/motel stocks.

•

Stock selection in financial services was another relative detractor, which more than offset the benefit of an overweight in the sector. Here, diversified financial services stocks were the primary area of weakness.

•	The third largest area of relative underperformance came from stock selection in the technology sector, where holdings in computer services software and systems lagged.

•

In contrast, stock selection in the other energy sector was the largest positive contributor to relative performance, primarily due to natural gas producers. However, an overweight relative to the Index in the other energy sector slightly offset some of the relative gain.

•	Both stock selection and an overweight in autos and transportation added relative value, driven by miscellaneous transportation (logistics) holdings.

•	Finally, the Fund benefited from both stock selection and an underweight in the producer durables sector. Within the sector, telecommunications equipment stocks were the strongest contributors.

Management Strategies

•

In our view, market volatility is far greater than fundamental business volatility. The market is fearful, with investors making little differentiation on fundamentals and quality. It is our goal to hold a portfolio of high-quality growth stocks we believe will perform well regardless of the market environment. To that end, the investment team continues to focus on quality — evaluating the nature and sustainability of a company’s competitive advantage and balance sheet strength. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high quality stream of cash flow and earnings growth and the ability to redeploy capital at a high rate of return.

•

At the margin, we have eliminated names that are more cyclical or where we believe there are stronger long-term opportunities elsewhere. We believe the Portfolio is well positioned for when the market once again begins to differentiate on fundamentals.

Performance Compared to the Russell Midcap® Growth Index(1)

	Total Returns(2)
		Average Annual
	One	Five	Since
	Year	Years	Inception(5)
Portfolio – Class I(3)	(46.77)%	0.40%	(1.11)%
Russell Midcap® Growth Index	(44.32)	(2.33)	(0.64)
Portfolio – Class II(4)	(46.82)	0.28	4.88
Russell Midcap® Growth Index	(44.32)	(2.33)	2.60

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.vankampen.com. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Overview (cont’d)

Mid Cap Growth Portfolio

(1)

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)	Commenced operations on October 18, 1999.
(4)	Commenced operations on May 5, 2003.
(5)

For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

*	Commenced operations on October 18, 1999.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition

Percentage of
Classification	Total Investments
Computer Services Software & Systems	12.5%
Energy – Miscellaneous	10.8
Retail	6.4
Services: Commercial	5.9
Other**	57.6
Short-Term Investments	6.8
Total Investments	100.0%

**	Industries which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other.”

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments

Mid Cap Growth Portfolio

		Value
	Shares	(000)
Common Stocks (91.7%)
Advertising Agencies (0.9%)
Monster Worldwide, Inc. (a)	112,241	$1,357
Air Transport (3.5%)
Expeditors International Washington, Inc.	162,715	5,413
Biotechnology Research & Production (3.1%)
Illumina, Inc. (a)	185,774	4,839
Building: Cement (4.3%)
Martin Marietta Materials, Inc.	56,147	5,451
Texas Industries, Inc.	35,142	1,212
		6,663
Casinos & Gambling (2.7%)
Wynn Resorts Ltd. (a)	100,868	4,263
Chemicals (0.4%)
Rockwood Holdings, Inc. (a)	61,946	669
Computer Services Software & Systems (12.5%)
Alibaba.com Ltd. (a)	1,989,500	1,448
Baidu, Inc. ADR (a)	22,360	2,920
Equinix, Inc. (a)	29,807	1,585
IHS, Inc., Class A (a)	79,073	2,959
Salesforce.com, Inc. (a)	115,110	3,685
Tencent Holdings Ltd.	826,000	5,377
Teradata Corp. (a)	107,317	1,592
		19,566
Diversified Financial Services (0.6%)
Calamos Asset Management, Inc., Class A	127,244	942
Drugs & Pharmaceuticals (1.9%)
Gen-Probe, Inc. (a)	67,947	2,911
Education Services (1.6%)
Strayer Education, Inc.	11,933	2,559
Electronics: Medical Systems (0.9%)
Intuitive Surgical, Inc. (a)	11,506	1,461
Energy — Miscellaneous (10.8%)
PetroHawk Energy Corp. (a)	49,294	770
Range Resources Corp.	40,473	1,392
Southwestern Energy Co. (a)	286,237	8,292
Ultra Petroleum Corp. (a)	188,250	6,497
		16,951
Engineering & Contracting Services (2.7%)
Aecom Technology Corp. (a)	78,310	2,406
Grupo Aeroportuario del Pacifico S.A.B.
de C.V. ADR	76,627	1,764
		4,170
Fertilizers & Agricultural Chemicals (0.7%)
Intrepid Potash, Inc. (a)	54,436	1,131
Financial — Miscellaneous (2.2%)
Redecard S.A.	314,263	3,504
Homebuilding (1.7%)
Gafisa S.A. ADR	103,420	958
NVR, Inc. (a)	3,791	1,729
		2,687
Insurance: Property & Casualty (1.1%)
Alleghany Corp. (a)	5,882	1,659
Internet Software & Services (1.0%)
Yahoo!, Inc. (a)	130,500	1,592
Investment Management Companies (1.2%)
Greenhill & Co., Inc.	26,841	1,873
Medical & Dental Instruments & Supplies (4.2%)
Mindray Medical International Ltd. ADR	98,152	1,767
Techne Corp.	74,703	4,820
		6,587
Pollution Control & Environmental Services (3.1%)
Covanta Holding Corp. (a)	125,220	2,750
Nalco Holding Co.	188,364	2,174
		4,924
Publishing — Miscellaneous (2.0%)
Morningstar, Inc. (a)	86,297	3,064
Radio & TV Broadcasters (2.5%)
Discovery Communications, Inc., Class A (a)	78,428	1,111
Discovery Communications, Inc., Class C (a)	94,480	1,265
Grupo Televisa S.A. ADR	104,211	1,557
		3,933
Real Estate Investment Trusts (REIT) (1.8%)
Brookfield Asset Management, Inc., Class A	180,892	2,762
Restaurants (1.7%)
Starbucks Corp. (a)	290,669	2,750
Retail (6.5%)
Abercrombie & Fitch Co., Class A	80,475	1,856
Amazon.com, Inc. (a)	30,572	1,568
Ctrip.com International Ltd. ADR	128,559	3,060
Priceline.com, Inc. (a)	49,333	3,633
		10,117
Securities Brokerage & Services (1.9%)
IntercontinentalExchange, Inc. (a)	35,717	2,944
Services: Commercial (5.9%)
Corporate Executive Board Co. (The)	81,755	1,803
Leucadia National Corp. (a)	226,772	4,490
New Oriental Education & Technology Group ADR (a)	53,865	2,958
		9,251
Shipping (2.7%)
C.H. Robinson Worldwide, Inc.	78,283	4,308
Shoes (0.4%)
Lululemon Athletica, Inc. (a)	81,145	643
Textile Products (0.8%)
Mohawk Industries, Inc. (a)	29,481	1,267
Utilities: Gas Pipelines (1.1%)
Questar Corp.	53,346	1,744
Utilities: Telecommunications (1.0%)
NII Holdings, Inc. (a)	82,625	1,502

The accompanying notes are an integral part of the financial statements.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments (cont’d)

Mid Cap Growth Portfolio

		Value
	Shares	(000)
Wholesalers (2.3%)
Li & Fung Ltd.	2,078,100	$3,585
Total Common Stocks (Cost $228,634)		143,591
Preferred Stock (0.7%)
Drugs & Pharmaceuticals (0.7%)
Ironwood Pharmaceutical, Inc.
(Convertible) (a)(b)(c)
(Cost $1,154)	96,207	1,154
Investment Company (1.0%)
Groupe Aeroplan, Inc.
(Cost $3,160)	220,798	1,553
Short-Term Investment (6.8%)
Investment Company (6.8%)
Morgan Stanley Institutional Liquidity
Money Market Portfolio — Institutional Class
(Cost $10,606) (d)	10,606,162	10,606
Total Investments (100.2%) (Cost $243,554) (e)		156,904
Liabilities in Excess of Other Assets (-0.2%)		(383)
Net Assets (100%)		$156,521

(a)	Non-income producing security.
(b)	Security has been deemed illiquid at December 31, 2008.
(c)

At December 31, 2008, the Portfolio held a fair valued security valued at approximately $1,154,000, representing 0.7% of net assets. The security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Directors.

(d)	See Note I within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(e)

The approximate market value and percentage of total investments, $13,915,000 and 8.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2008 (000)

Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $232,948)	$146,298
Investment in Security of Affiliated Issuer, at Value (Cost $10,606)	10,606
Total Investments in Securities, at Value (Cost $243,554)	156,904
Receivable for Portfolio Shares Sold	43
Dividends Receivable	38
Receivable from Affiliate	3
Foreign Currency, at Value (Cost $—@)	—@
Other Assets	3
Total Assets	156,991
Liabilities:
Investment Advisory Fees Payable	292
Payable for Portfolio Shares Redeemed	95
Administration Fees Payable	32
Distribution Fees — Class II Shares	9
Custodian Fees Payable	7
Directors’ Fees and Expenses Payable	—@
Other Liabilities	35
Total Liabilities	470
NET ASSETS	$156,521
Net Assets Consist of:
Paid-in Capital	$258,729
Distributions in Excess of Net Investment Income	(2)
Accumulated Net Realized Loss	(15,556)
Unrealized Appreciation (Depreciation) on:
Investments	(86,650)
Foreign Currency Translations	—@
Net Assets	$156,521
CLASS I:
Net Assets	$48,874
Net Asset Value, Offering and Redemption Price Per Share Applicable to 8,406,821 Outstanding
$0.001 Par Value Shares (Authorized 500,000,000 Shares)	$5.81
CLASS II:
Net Assets	$107,647
Net Asset Value, Offering and Redemption Price Per Share Applicable to 18,642,643 Outstanding
$0.001 Par Value Shares (Authorized 500,000,000 Shares)	$5.77

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Mid Cap Growth Portfolio

Statement of Operations

Year Ended December 31, 2008 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $33 Foreign Taxes Withheld)	$1,322
Dividends from Security of Affiliated Issuer	258
Interest from Securities of Unaffiliated Issuers	—@
Total Investment Income	1,580
Expenses:
Investment Advisory Fees (Note B)	1,764
Administration Fees (Note C)	592
Distribution Fees — Class II Shares (Note D)	525
Shareholder Reporting Fees	58
Custodian Fees (Note F)	30
Professional Fees	27
Directors’ Fees and Expenses	4
Transfer Agency Fees (Note E)	1
Other	18
Total Expenses	3,019
Distribution Fees — Class II Shares Waived (Note D)	(375)
Investment Advisory Fees Voluntarily Waived (Note B)	(26)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note I)	(10)
Expense Offset (Note F)	—@
Net Expenses	2,608
Net Investment Loss	(1,028)
Realized Gain (Loss) on:
Investments Sold	(12,161)
Foreign Currency Transactions	(42)
Net Realized Loss	(12,203)
Change in Unrealized Appreciation (Depreciation) on:
Investments	(123,151)
Foreign Currency Translations	—@
Net Change in Unrealized Appreciation (Depreciation)	(123,151)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(135,354)
Net Decrease in Net Assets Resulting from Operations	$(136,382)

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007
	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$(1,028)	$846
Net Realized Gain (Loss)	(12,203)	63,551
Net Change in Unrealized Appreciation (Depreciation)	(123,151)	781
Net Increase (Decrease) in Net Assets Resulting from Operations	(136,382)	65,178
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(649)	—
Net Realized Gain	(21,078)	(5,777)
Class II:
Net Investment Income	(1,094)	—
Net Realized Gain	(41,706)	(12,391)
Total Distributions	(64,527)	(18,168)
Capital Share Transactions:(1)
Class I:
Subscriptions	28,001	22,824
Distributions Reinvested	21,727	5,777
Redemptions	(54,659)	(45,652)
Class II:
Subscriptions	60,147	100,984
Distributions Reinvested	42,800	12,391
Redemptions	(30,717)	(155,637)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	67,299	(59,313)
Total Decrease in Net Assets	(133,610)	(12,303)
Net Assets:
Beginning of Period	290,131	302,434
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $(2) and $2,126, respectively)	$156,521	$290,131
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,699	1,638
Shares Issued on Distributions Reinvested	2,272	427
Shares Redeemed	(4,946)	(3,336)
Net Increase (Decrease) in Class I Shares Outstanding	25	(1,271)
Class II:
Shares Subscribed	5,900	7,404
Shares Issued on Distributions Reinvested	4,505	921
Shares Redeemed	(3,349)	(11,389)
Net Increase (Decrease) in Class II Shares Outstanding	7,056	(3,064)

The accompanying notes are an integral part of the financial statements.

8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Financial Highlights

Mid Cap Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$14.58	$12.48		$12.18	$10.36	$8.52
Income (Loss) from Investment Operations
Net Investment Income (Loss)#	(0.04)	0.04		0.01	(0.06)	(0.05)
Net Realized and Unrealized Gain (Loss)	(5.51)	2.74		1.07	1.88	1.89
Total from Investment Operations	(5.55)	2.78		1.08	1.82	1.84
Distributions from and/or in Excess of:
Net Investment Income	(0.10)	—		—	—	—
Net Realized Gain	(3.12)	(0.68)		(0.78)	—	—
Total Distributions	(3.22)	(0.68)		(0.78)	—	—
Net Asset Value, End of Period	$5.81	$14.58		$12.48	$12.18	$10.36
Total Return ±	(46.77)%	22.67%		9.28%	17.57%	21.60%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$48,874	$122,169		$120,414	$111,677	$97,485
Ratio of Expenses to Average Net Assets(1)	1.05%+	1.06	%+	1.05%	1.05%	1.05%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	N/A	1.05	%+	1.05%	1.05%	1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	(0.37)%+	0.27	%+	0.07%	(0.54)%	(0.59)%
Portfolio Turnover Rate	41%	78%		65%	103%	124%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	1.06%+	1.09	%+	1.06%	1.09%	1.13%
Net Investment Income (Loss) to Average Net Assets	(0.38)%+	0.23	%+	0.06%	(0.58)%	(0.67)%

#	Per share amount is based on average shares outstanding.
±

Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

The accompanying notes are an integral part of the financial statements.

9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Financial Highlights

Mid Cap Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$14.50	$12.42		$12.14	$10.35	$8.52
Income (Loss) from Investment Operations
Net Investment Income (Loss)#	(0.05)	0.04		0.00 †	(0.07)	(0.06)
Net Realized and Unrealized Gain (Loss)	(5.48)	2.72		1.06	1.86	1.89
Total from Investment Operations	(5.53)	2.76		1.06	1.79	1.83
Distributions from and/or in Excess of:
Net Investment Income	(0.08)	—		—	—	—
Net Realized Gain	(3.12)	(0.68)		(0.78)	—	—
Total Distributions	(3.20)	(0.68)		(0.78)	—	—
Net Asset Value, End of Period	$5.77	$14.50		$12.42	$12.14	$10.35
Total Return ±	(46.82)%	22.61%		9.14%	17.29%	21.48%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$107,647	$167,962		$182,020	$44,316	$22,543
Ratio of Expenses to Average Net Assets(1)	1.15%+	1.16	%+	1.15%	1.15%	1.15%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	N/A	1.15	%+	1.15%	1.15%	1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	(0.47)%+	0.27	%+	(0.04)%	(0.63)%	(0.69)%
Portfolio Turnover Rate	41%	78%		65%	103%	124%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.41%+	1.44	%+	1.40%	1.44%	1.48%
Net Investment Loss to Average Net Assets	(0.73)%+	(0.01	)%+	(0.29)%	(0.92)%	(1.02)%

#	Per share amount is based on average shares outstanding.
†	Amount is less than $0.005 per share.
±

Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

The accompanying notes are an integral part of the financial statements.

10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the Mid Cap Growth Portfolio. The Portfolio seeks long-term capital growth by investing primarily in common stocks and other equity securities. The Portfolio invests primarily in growth-oriented equity securities of U.S. mid cap companies and foreign companies, including emerging market securities. The Portfolio offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

2.              New Accounting Pronouncement: On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

3.              Fair Value Measurement: The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s investments carried at value:

Investments
in Securities
Valuation Inputs	(000)
Level 1 - Quoted Prices	$141,835
Level 2 - Other Significant Observable Inputs	13,915
Level 3 - Significant Unobservable Inputs	1,154
Total	$156,904

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments
in Securities
(000)
Balance as of 12/31/07	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Net transfers in and/or out of Level 3	1,154
Balance as of 12/31/08	$1,154
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at 12/31/08	$—

4.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains (losses) are allocated to each class of shares based upon their relative net assets or other appropriate measures.

B.  Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows :

First $500	Next $500	Over $1
million	million	billion
0.75%	0.70%	0.65%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.05% for Class I shares and 1.15% for Class II shares. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2008, this waiver amounted to approximately $26,000.

C.  Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund.

D.  Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund and provides the Portfolio’s Class II shareholders with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.25% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2008, this waiver amounted to approximately $375,000.

E.  Dividend Disbursing and Transfer Agent: Effective June 9, 2008, the Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

number of classes, accounts and transactions relating to the Portfolios of the Fund. Prior to June 9, 2008, JPMorgan Investor Services Company provided dividend disbursing and transfer agency services for the Fund.

F.  Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

G.  Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

H.  Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2008 and 2007 was as follows:

2008 Distributions		2007 Distributions
Paid From:		Paid From:
Ordinary	Long-Term	Ordinary	Long-Term
Income	Capital Gain	Income	Capital Gain
(000)	(000)	(000)	(000)
$23,980	$40,547	$5,101	$13,067

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to in-kind redemptions and foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2008:

Undistributed
(Distributions in
Excess of) Net	Accumulated
Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$643	$(2,808)	$2,165

At December 31, 2008, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2008, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

			Net
			Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
(000)	(000)	(000)	(000)
$243,517	$6,815	$(93,428)	$(86,613)

Net capital, passive foreign investment company (“PFIC”) and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio deferred to January 2, 2009, for U.S. Federal income tax purposes, post-October capital losses of approximately $8,595,000.

At December 31, 2008, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $6,445,000 which will expire on December 31, 2016.

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

For the year ended December 31, 2008, the Portfolio realized gains from in-kind redemptions of approximately $3,035,000. The gains are not taxable income to the Portfolio.

I. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the year ended December 31, 2008, advisory fees paid were reduced by approximately $10,000 relating to the Portfolio’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2008 is as follows:

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	December 31,
2007	at Cost	Proceeds	Income	2008
(000)	(000)	(000)	(000)	(000)
$10,125	$78,135	$77,654	$258	$10,606

For the December 31, 2008, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $94,662,000 and $93,969,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2008.

During the year ended December 31, 2008, the Portfolio incurred approximately $8,000 of brokerage commissions to Morgan Stanley & Co. Incorporated an affiliate broker dealer.

J. Other: At December 31, 2008, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 82.1% and 87.3%, for Class I and Class II shares, respectively.

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Mid Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mid Cap Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid Cap Growth Portfolio of The Universal Institutional Funds, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 16, 2009

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2008.

For corporate shareholders, 7.8% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $40,547,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (unaudited)

Independent Directors:

Number of
Portfolios in
Fund
Complex
Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time		Independent	Other Directorships Held by Independent
Independent Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Director
Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Institute (policy organization) through November 2008; retired as Admiral in the U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officer de l’Orde National du Mérite by the French Government.

				161	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				163	Director of various business organizations.

Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	161	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	163	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001- July 2003); CFO of the J. Paul Getty Trust.	164	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (cont’d)

Independent Directors (cont’d):

				Number of
				Portfolios in
				Fund
				Complex
				Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time		Independent	Other Directorships Held by Independent
Independent Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Director
Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				161	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	163	None.

W. Allen Reed (61)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	161	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	164	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Number of
Portfolios in
Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time		Independent	Other Directorships Held by Interested
Interested Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Director
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	162	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Directors began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**

The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. (“MSIM”) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA, The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

†	For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (cont’d)

Officers:

	Position(s)	Term of Office
	Held with	and Length of
Name, Age and Address of Executive Officer	Registrant	Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (34) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Amy R. Doberman (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 - April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Adviser and Administrator	Custodian
Morgan Stanley Investment Management Inc.	JPMorgan Chase Bank, N.A.
522 Fifth Avenue	270 Park Avenue
New York, New York 10036	New York, New York 10017

Distributor	Legal Counsel
Morgan Stanley Distribution, Inc.	Clifford Chance US LLP
One Tower Bridge	31 West 52nd Street
100 Front Street, Suite 1100	New York, New York 10019-6131
West Conshohocken, PA 19428-2899
Independent Registered Public Accounting Firm
Dividend Disbursing and Transfer Agent	Ernst & Young LLP
Morgan Stanley Services Company Inc.	200 Clarendon Street
P.O. Box 219804	Boston, Massachusetts 02116-5072
Kansas City, MO 64121-9804

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund’s Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the Securities and Exchange Commission’s website at www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at www.sec.gov.

UIFMCGANN

IU09-00721I-Y12/08

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

U.S. Mid Cap Value Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Expense Examples (unaudited)

U.S. Mid Cap Value Portfolio

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

				Actual		Net
	Beginning	Actual Ending		Expenses		Expense
	Account	Account	Hypothetical	Paid	Hypothetical	Ratio
	Value	Value	Ending Account	During	Expenses Paid	During
	7/1/08	12/31/08	Value	Period*	During Period*	Period
U.S. Mid Cap Value Class I	$1,000.00	$681.20	$1,020.01	$4.31	$5.18	1.02%
U.S. Mid Cap Value Class II	1,000.00	680.10	1,019.51	4.73	5.69	1.12

*                 Expenses are calculated using each Portfolio Class’ annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Overview (unaudited)

U.S. Mid Cap Value Portfolio

The U.S. Mid Cap Value Portfolio (the “Portfolio”) seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities. Stocks of mid cap companies may entail special risks, such as greater market volatility, more limited markets, financial resources and product lines and may lack the depth of management of larger companies.

Performance

For the fiscal year ended December 31, 2008, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -41.29%, net of fees, for Class I shares and -41.42%, net of fees, for Class II shares. The Portfolio’s Class I and Class II shares underperformed against the Russell Midcap® Value Index (the “Index”) which returned -38.44% .

Factors Affecting Performance

•                  In 2008, U.S. financial markets endured one of the worst years in history. With credit markets nearly frozen, major banks collapsing, and a lackluster policy response to the accelerating financial crisis, investors suffered a severe loss of confidence. No segment of the stock or bond markets was spared from high volatility and falling prices as investors fled to the relative safety of U.S. Treasury securities and cash. Economic woes further dampened investor sentiment. The official declaration that the U.S. economy had been in recession since December 2007 was hardly surprising to investors and consumers alike, as consumers have been pulling back spending for more than a year in response to falling real estate values, rising unemployment and lack of access to credit.

•                  Stocks of all market capitalization ranges suffered substantial declines, including mid-cap stocks (in which the Portfolio primarily invests). Value stocks held up relatively better than growth stocks across the market-cap spectrum, although both styles had negative returns for the period. All sectors in both the Index and the Portfolio were down for the period.

•                  On a relative basis, the largest detractor was the health care sector, in which two health care equipment and services holdings suffered from company-specific problems.

•                  Stock selection in the materials sector also dampened relative performance, due to a pulp and paper stock that was hurt earlier in the year by high commodity prices then later in the year by slowing global demand for its products.

•                  Within the consumer staples sector, the Portfolio had exposure to a pharmacy retail stock that dropped when the company’s access to capital became uncertain in the unfolding credit crisis.

•                  However, stock selection in the financial sector was additive to relative performance. The Portfolio benefited from owning a regional bank that had no exposure to subprime mortgages, as well as from insurance stocks, which held up better than other segments of the financial sector.

•                  The technology sector was another area of relative strength. A hardware and equipment holding was approached as an acquisition target, and its stock rallied in response.

•                  Finally, the Portfolio’s underweight in the energy sector helped to minimize the impact of the sector’s negative performance. As oil prices fell in the second half of the year, mid-cap energy stocks did not fare well.

Management Strategies

•                  The turmoil of the past year has not changed our underlying investment philosophy or our stock selection process. We continue to seek undervalued companies that are experiencing a positive change or catalyst that should have a positive impact on the stock valuation. Such catalysts could be new company management, growth or consolidation within an industry or sector, or new products. As a result of this process, the Portfolio’s top five sectors at the end of the period were financials, industrials, technology, consumer discretionary and utilities.

Performance Compared to the Russell Midcap® Value Index(1)

	Total Returns(2)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(5)
Portfolio – Class I(3)	(41.29)%	(0.33)%	2.58%	6.42%
Russell Midcap® Value Index	(38.44)	0.33	4.45	6.81
Portfolio – Class II(4)	(41.42)	(0.45)	—	4.68
Russell Midcap® Value Index	(38.44)	0.33	—	5.30

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.vankampen.com. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Overview (cont’d)

U.S. Mid Cap Value Portfolio

(1)

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)	Commenced operations on January 2, 1997.
(4)	Commenced operations on May 5, 2003.
(5)

For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition

Percentage of
Classification	Total Investments
Insurance	13.7%
Capital Markets	6.6
Commercial Services & Supplies	6.3
Chemicals	5.9
Oil, Gas & Consumable Fuels	5.4
Other*	55.2
Short-Term Investments	6.9
Total Investments	100.0%

*                 Industries which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other.”

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments

U.S. Mid Cap Value Portfolio

		Value
	Shares	(000)
Common Stocks (93.0%)
Aerospace & Defense (2.6%)
Goodrich Corp.	157,200	$5,820
Auto Components (2.8%)
Autoliv, Inc.	295,700	6,346
Automobiles (1.9%)
Harley-Davidson, Inc.	247,068	4,193
Capital Markets (6.6%)
Invesco Ltd.	414,422	5,984
Northern Trust Corp.	167,976	8,758
		14,742
Chemicals (5.9%)
International Flavors & Fragrances, Inc.	152,630	4,536
Valspar Corp.	485,930	8,791
		13,327
Commercial Banks (1.9%)
KeyCorp	499,600	4,257
Commercial Services & Supplies (6.3%)
Avery Dennison Corp.	207,300	6,785
Pitney Bowes, Inc.	284,500	7,249
		14,034
Computers & Peripherals (4.1%)
Diebold, Inc.	326,560	9,173
Diversified Financial Services (1.9%)
CIT Group, Inc.	921,483	4,183
Electric Utilities (2.7%)
American Electric Power Co., Inc.	179,330	5,968
Electronic Equipment & Instruments (1.2%)
Flextronics International Ltd. (a)	1,061,848	2,718
Financials (1.4%)
CapitalSource, Inc. REIT	690,000	3,188
Food Products (3.5%)
ConAgra Foods, Inc.	476,660	7,865
Health Care Equipment & Supplies (2.8%)
Beckman Coulter, Inc.	145,670	6,401
Health Care Providers & Services (4.6%)
Brookdale Senior Living, Inc.	295,600	1,650
Health Management Associates, Inc., Class A (a)	216,400	387
Healthsouth Corp. (a)	749,386	8,213
		10,250
Household Durables (2.3%)
Newell Rubbermaid, Inc.	537,580	5,257
Independent Power Producers & Energy Traders (1.8%)
NRG Energy, Inc. (a)	174,200	4,064
Information Technology Services (4.2%)
Perot Systems Corp., Class A (a)	687,140	9,393
Insurance (13.7%)
ACE Ltd.	200,399	10,605
Aspen Insurance Holdings Ltd.	303,682	7,364
Marsh & McLennan Cos., Inc.	286,831	6,962
Willis Group Holdings Ltd.	230,600	5,737
		30,668
Machinery (4.0%)
Pentair, Inc.	375,020	8,877
Multi-Utilities (3.3%)
Wisconsin Energy Corp.	177,040	7,432
Office Electronics (3.0%)
Zebra Technologies Corp., Class A (a)	335,800	6,803
Oil, Gas & Consumable Fuels (5.4%)
El Paso Corp.	1,115,970	8,738
Hess Corp.	61,510	3,299
		12,037
Personal Products (2.6%)
Estee Lauder Cos., Inc. (The)	191,200	5,920
Specialty Retail (2.5%)
O’Reilly Automotive, Inc. (a)	183,500	5,641
Total Common Stocks (Cost $305,216)		208,557
Short-Term Investment (6.9%)
Investment Company (6.9%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class
(Cost $15,383) (b)	15,382,813	15,383
Total Investments (99.9%) (Cost $320,599)		223,940
Other Assets in Excess of Liabilities (0.1%)		232
Net Assets (100%)		$224,172

(a)	Non-income producing security.
(b)	See Note I within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio – Institutional Class.
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

U.S. Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2008
(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $305,216)	$208,557
Investment in Security of Affiliated Issuer, at Value (Cost $15,383)	15,383
Total Investments in Securities, at Value (Cost $320,599)	223,940
Receivable for Portfolio Shares Sold	419
Dividends Receivable	365
Receivable from Affiliate	3
Other Assets	4
Total Assets	224,731
Liabilities:
Investment Advisory Fees Payable	407
Administration Fees Payable	45
Payable for Portfolio Shares Redeemed	39
Distribution Fees — Class II Shares	7
Custodian Fees Payable	3
Directors’ Fees and Expenses Payable	1
Other Liabilities	57
Total Liabilities	559
NET ASSETS	$224,172
Net Assets Consist of:
Paid-in Capital	$374,863
Undistributed Net Investment Income	3,103
Accumulated Net Realized Loss	(57,135)
Unrealized Appreciation (Depreciation) on:
Investments	(96,659)
Net Assets	$224,172
CLASS I:
Net Assets	$138,914
Net Asset Value, Offering and Redemption Price Per Share Applicable to 18,072,207 Outstanding
$0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.69
CLASS II:
Net Assets	$85,258
Net Asset Value, Offering and Redemption Price Per Share Applicable to 11,152,964 Outstanding
$0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.64

The accompanying notes are an integral part of the financial statements.

5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

U.S. Mid Cap Value Portfolio

Statement of Operations

Year Ended
December 31, 2008
(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$6,332
Dividends from Security of Affiliated Issuer	270
Total Investment Income	6,602
Expenses:
Investment Advisory Fees (Note B)	2,410
Administration Fees (Note C)	840
Distribution Fees — Class II Shares (Note D)	393
Shareholder Reporting Fees	68
Professional Fees	29
Custodian Fees (Note F)	16
Directors’ Fees and Expenses	6
Transfer Agency Fees (Note E)	2
Other	19
Total Expenses	3,783
Distribution Fees — Class II Shares Waived (Note D)	(280)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note I)	(11)
Expense Offset (Note F)	— @
Net Expenses	3,492
Net Investment Income	3,110
Net Realized Gain (Loss) on:
Investments Sold	(56,959)
Change in Unrealized Appreciation (Depreciation) on:
Investments	(110,000)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(166,959)
Net Decrease in Net Assets Resulting from Operations	$(163,849)

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

U.S. Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007
	(000)	(000)
Increase (Decrease) In Net Assets
Operations:
Net Investment Income	$3,110	$2,881
Net Realized Gain (Loss)	(56,959)	104,693
Net Change in Unrealized Depreciation	(110,000)	(69,389)
Net Increase (Decrease) in Net Assets Resulting from Operations	(163,849)	38,185
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,895)	(2,239)
Net Realized Gain	(69,144)	(34,665)
Class II:
Net Investment Income	(852)	(737)
Net Realized Gain	(35,713)	(12,801)
Total Distributions	(107,604)	(50,442)
Capital Share Transactions:(1)
Class I:
Subscriptions	12,069	22,810
Distributions Reinvested	71,039	36,904
Redemptions	(68,104)	(131,035)
Class II:
Subscriptions	28,449	32,820
Distributions Reinvested	36,565	13,538
Redemptions	(21,854)	(15,242)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	58,164	(40,205)
Total Decrease in Net Assets	(213,289)	(52,462)
Net Assets:
Beginning of Period	437,461	489,923
End of Period (Including Undistributed Net Investment Income of $3,103 and $2,741, respectively)	$224,172	$437,461
(1) Capital Share Transactions:
Class I:
Shares Subscribed	904	1,105
Shares Issued on Distributions Reinvested	6,377	1,839
Shares Redeemed	(5,040)	(6,417)
Net Increase (Decrease) in Class I Shares Outstanding	2,241	(3,473)
Class II:
Shares Subscribed	2,456	1,636
Shares Issued on Distributions Reinvested	3,300	677
Shares Redeemed	(1,688)	(760)
Net Increase in Class II Shares Outstanding	4,068	1,553

The accompanying notes are an integral part of the financial statements.

7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Financial Highlights

U.S. Mid Cap Value Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$19.11	$19.74	$18.75	$16.99	$14.83
Income (Loss) from Investment Operations
Net Investment Income#	0.13	0.13	0.13	0.06	0.06
Net Realized and Unrealized Gain (Loss)	(6.43)	1.53	3.35	2.01	2.10
Total from Investment Operations	(6.30)	1.66	3.48	2.07	2.16
Distributions from and/or in Excess of:
Net Investment Income	(0.14)	(0.14)	(0.06)	(0.06)	(0.00)†
Net Realized Gain	(4.98)	(2.15)	(2.43)	(0.25)	—
Total Distributions	(5.12)	(2.29)	(2.49)	(0.31)	(0.00)†
Net Asset Value, End of Period	$7.69	$19.11	$19.74	$18.75	$16.99
Total Return ±	(41.29)%	7.84%	20.70%	12.31%	14.59%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$138,914	$302,575	$381,064	$356,544	$343,551
Ratio of Expenses to Average Net Assets(1)	1.01%+	1.01%+	1.01%	1.01%	1.05%
Ratio of Net Investment Income to Average Net Assets(1)	0.95%+	0.62%+	0.67%	0.32%	0.39%
Portfolio Turnover Rate	53%	68%	65%	77%	80%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	N/A	N/A	N/A	N/A	1.05%
Net Investment Income to Average Net Assets	N/A	N/A	N/A	N/A	0.39%

#	Per share amount is based on average shares outstanding.
†	Amount is less than $0.005 per share.
±

Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

The accompanying notes are an integral part of the financial statements.

8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Financial Highlights

U.S. Mid Cap Value Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$19.04	$19.68	$18.70	$16.96	$14.81
Income (Loss) from Investment Operations
Net Investment Income#	0.11	0.11	0.11	0.04	0.05
Net Realized and Unrealized Gain (Loss)	(6.41)	1.52	3.34	2.00	2.10
Total from Investment Operations	(6.30)	1.63	3.45	2.04	2.15
Distributions from and/or in Excess of:
Net Investment Income	(0.12)	(0.12)	(0.04)	(0.05)	(0.00)†
Net Realized Gain	(4.98)	(2.15)	(2.43)	(0.25)	—
Total Distributions	(5.10)	(2.27)	(2.47)	(0.30)	(0.00)†
Net Asset Value, End of Period	$7.64	$19.04	$19.68	$18.70	$16.96
Total Return ±	(41.42)%	7.74%	20.62%	12.15%	14.53%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$85,258	$134,886	$108,859	$71,450	$43,000
Ratio of Expenses to Average Net Assets(1)	1.11%+	1.11%+	1.11%	1.11%	1.15%
Ratio of Net Investment Income to Average Net Assets(1)	0.89%+	0.54%+	0.59%	0.25%	0.32%
Portfolio Turnover Rate	53%	68%	65%	77%	80%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.36%+	1.36%+	1.36%	1.36%	1.40%
Net Investment Income to Average Net Assets	0.64%+	0.29%+	0.34%	0.00%††	0.07%

#	Per share amount is based on average shares outstanding.
†	Amount is less than $0.005 per share.
††	Amount is less than 0.005%.
±

Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

The accompanying notes are an integral part of the financial statements.

9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the U.S. Mid Cap Value Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities. The Portfolio offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

2.              Futures: The Portfolio may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as “initial margin”) are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains (losses) in the Statement of Operations. “Due from (to) Broker” is comprised of initial margin and variation margin, as stated in the Statement of Assets and Liabilities. At December 31, 2008, the Portfolio did not have any outstanding futures contracts.

The Portfolio may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the related amounts recognized in the Statement of Assets and Liabilities.

Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

3.              New Accounting Pronouncement: On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

4.              Fair Value Measurement: The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s investments carried at value:

Investments
in Securities
Valuation Inputs	(000)
Level 1 - Quoted Prices	$223,940
Level 2 - Other Significant Observable Inputs	—
Level 3 - Significant Unobservable Inputs	—
Total	$223,940

At December 31, 2008, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

5.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets or other appropriate measures.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $1	Over $1
billion	billion
0.72%	0.65%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.05% for Class I shares and 1.15% for Class II shares. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund and provides the Portfolio’s Class II shareholders with distribution services

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.25% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2008, this waiver amounted to approximately $280,000.

E. Dividend Disbursing and Transfer Agent: Effective June 9, 2008, the Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Prior to June 9, 2008, JPMorgan Investor Services Company provided dividend disbursing and transfer agency services for the Fund.

F. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

G. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

H. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2008 and 2007 was as follows:

2008 Distributions		2007 Distributions
Paid From:		Paid From:
Ordinary	Long-Term	Ordinary	Long-Term
Income	Capital Gain	Income	Capital Gain
(000)	(000)	(000)	(000)
$50,635	$56,969	$22,972	$27,470

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to distribution reclass, resulted in the following reclassifications among the components of net assets at December 31, 2008:

Undistributed
(Distributions in
Excess of) Net	Accumulated
Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$(1)	$1	$—

At December 31, 2008, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income	Capital Gain
(000)	(000)
$3,108	$—

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

At December 31, 2008, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

			Net
			Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
(000)	(000)	(000)	(000)
$320,865	$2,872	$(99,797)	$(96,925)

Net capital, passive foreign investment company (“PFIC”) and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio deferred to January 2, 2009, for U.S. Federal income tax purposes, capital losses of approximately $21,609,000.

At December 31, 2008, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $35,261,000 which will expire on December 31, 2016.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

I. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the year ended December 31, 2008, advisory fees paid were reduced by approximately $11,000 relating to the Portfolio’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2008 is as follows:

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	December 31,
2007	at Cost	Proceeds	Income	2008
(000)	(000)	(000)	(000)	(000)
$4,569	$129,820	$119,006	$270	$15,383

For the year ended December 31, 2008, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $172,900,000 and $227,417,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2008.

During the year ended December 31, 2008, the Portfolio incurred approximately $52,000 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

J. Other: At December 31, 2008, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 76.9% and 76.7%, for Class I and Class II shares, respectively.

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Universal Institutional Funds, Inc. —

U.S. Mid Cap Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of U.S. Mid Cap Value Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Mid Cap Value Portfolio of The Universal Institutional Funds, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 16, 2009

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2008.

For corporate shareholders, 13.3% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $56,969,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (unaudited)

Independent Directors:

Number of
Portfolios in
Fund
Complex
Overseen
	Position(s)	Length of		By
Name, Age and Address of	Held with	Time		Independent	Other Directorships Held by Independent
Independent Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Director
Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Institute (policy organization) through November 2008; retired as Admiral in the U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officer de l’Orde National du Mérite by the French Government.

				161	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998- October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				163	Director of various business organizations.

Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	161	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991- September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	163	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001- July 2003); CFO of the J. Paul Getty Trust.	164	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (cont’d)

Independent Directors (cont’d):

				Number of
				Portfolios in
				Fund
				Complex
				Overseen
	Position(s)	Length of		By
Name, Age and Address of	Held with	Time		Independent	Other Directorships Held by Independent
Independent Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Director
Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				161	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	163	None.

W. Allen Reed (61) † c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	161	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	164	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Number of
Portfolios in
Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		By
Name, Age and Address of	Held with	Time		Independent	Other Directorships Held by Interested
Interested Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Director
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	162	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Directors began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**

The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. (“MSIM”) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA, The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

†	For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (cont’d)

Officers:

	Position(s)	Term of Office
	Held with	and Length of
Name, Age and Address of Executive Officer	Registrant	Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (34) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Amy R. Doberman (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 - April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*             This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Adviser and Administrator	Custodian
Morgan Stanley Investment Management Inc.	JPMorgan Chase Bank, N.A.
522 Fifth Avenue	270 Park Avenue
New York, New York 10036	New York, New York 10017

Distributor	Legal Counsel
Morgan Stanley Distribution, Inc.	Clifford Chance US LLP
One Tower Bridge	31 West 52nd Street
100 Front Street, Suite 1100	New York, New York 10019-6131
West Conshohocken, PA 19428-2899
Independent Registered Public Accounting Firm
Dividend Disbursing and Transfer Agent	Ernst & Young LLP
Morgan Stanley Services Company Inc.	200 Clarendon Street
P.O. Box 219804	Boston, Massachusetts 02116-5072
Kansas City, MO 64121-9804

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund’s Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the Securities and Exchange Commission’s website at www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at www.sec.gov.

UIFMCVANN
IU09-00725I-Y12/08

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Value Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Expense Example (unaudited)

Value Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note D in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

				Actual		Net
	Beginning	Actual Ending		Expenses		Expense
	Account	Account	Hypothetical	Paid	Hypothetical	Ratio
	Value	Value	Ending Account	During	Expenses Paid	During
	7/1/08	12/31/08	Value	Period*	During Period*	Period
Value Portfolio	$1,000.00	$770.10	$1,020.86	$3.78	$4.32	0.85%

*                 Expenses are calculated using the Portfolio’s annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Overview (unaudited)

Value Portfolio

The Value Portfolio (the “Portfolio”) seeks above-average total return over a market cycle of three to five years by investing primarily in a portfolio of common stocks and other equity securities. The Portfolio is subject to market risk, which is the possibility that the market values of securities owned by the Portfolio will decline and that the value of portfolio shares may therefore be less than what you paid for them.

Performance

For the fiscal year ended December 31, 2008, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -35.85%, net of fees. The Portfolio outperformed against the Russell 1000® Value Index (the “Index”) which returned -36.85% and the S&P 500® Index which returned -37.00%.

Factors Affecting Performance

•                  Fear and a major loss of investor confidence drove the stock market to one of its worst years in history. With stock and bond prices in a downward spiral and global recession imminent, risk aversion intensified and investors fled to cash and Treasury securities. Stock market volatility registered extreme levels, leaving investors no escape from declining values.

•                  In this environment, both value stocks (in which the Portfolio invests) and growth stocks sustained negative returns, as did all segments of the market capitalization spectrum. Additionally, every sector of the market finished the year with double-digit declines.

•                  Relative to the Indices, the Portfolio was bolstered primarily by an overweight in the consumer staples sector, and stock selection and the resulting overweight in the health care sector. Although both consumer staples and health care had negative absolute returns during the period, the sectors sustained smaller declines than other areas of the market, owing to their “defensiveness,” or lower sensitivity to economic conditions. The Portfolio’s cash position also contributed favorably to relative performance, as it reduced the Portfolio’s exposure to the market’s decline, whereas the Indices holds no cash.

•                  The chief detractor from relative performance was the Portfolio’s significant underweight in energy stocks. Very few energy stocks have looked attractive to us, even with oil prices falling dramatically in recent months, as energy companies for the most part have not yet had to adjust to the less robust economic scenario. The Portfolio’s minimal exposure to the utilities sector was another area of relative weakness.

Management Strategies

•                  We continue to position the Portfolio from a bottom-up basis, selecting stocks that we believe have reasonable valuations relative to our assessment of fair value.

•                  At period-end, over 45% of the Portfolio was held in what we believe to be high quality, yet undervalued growth companies exhibiting attractive future prospects and a healthy free cash flow. Many “cyclical” stocks (those in more economically sensitive sectors such as energy and industrials) still appear unattractive by our risk-reward standards. The financials sector remained the largest sector weight, broadly diversified across banks, brokerage and insurance stocks. In the health care sector, given the FDA’s more conservative stance, we are carefully evaluating the portfolio’s exposure to potential regulatory surprises.

Performance Compared to the Russell 1000® Value Index(1) and S&P 500® Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(5)
Portfolio – Class I(4)	(35.85)%	(2.18)%	1.61%	2.77%
Russell 1000® Value Index	(36.85)	(0.79)	1.36	5.01
S&P 500® Index	(37.00)	(2.19)	(1.38)	3.43

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.vankampen.com. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on January 2, 1997.
(5)

For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Overview (cont’d)

Value Portfolio

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Portfolio Composition

Percentage of
Classification	Total Investments
Media	12.9%
Pharmaceuticals	12.7
Insurance	11.2
Food Products	7.4
Diversified Telecommunication Services	5.4
Other*	47.0
Short-Term Investments	3.4
Total Investments	100.0%

*                 Industries which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other.”

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments

Value Portfolio

		Value
	Shares	(000)
Common Stocks (96.7%)
Airlines (0.2%)
Southwest Airlines Co.	3,600	$31
Beverages (2.4%)
Coca-Cola Co. (The)	9,100	412
Dr. Pepper Snapple Group, Inc. (a)	6,964	113
		525
Capital Markets (3.2%)
Bank of New York Mellon Corp. (The)	20,360	577
Goldman Sachs Group, Inc. (The)	900	76
Merrill Lynch & Co., Inc.	3,500	40
		693
Chemicals (1.1%)
E.I. du Pont de Nemours & Co.	9,502	240
Commercial Banks (3.5%)
Barclays plc ADR	1,600	16
PNC Financial Services Group, Inc.	4,200	206
U.S. Bancorp	6,100	152
Wells Fargo & Co.	12,700	374
		748
Communications Equipment (1.2%)
Cisco Systems, Inc. (a)	9,900	161
Telefonaktiebolaget LM Ericsson ADR	11,500	90
		251
Computers & Peripherals (3.6%)
Dell, Inc. (a)	30,100	308
Hewlett-Packard Co.	5,400	196
International Business Machines Corp.	3,200	269
		773
Diversified Financial Services (4.5%)
Bank of America Corp.	34,600	487
JPMorgan Chase & Co.	15,300	483
		970
Diversified Telecommunication Services (5.4%)
AT&T, Inc.	14,300	407
Verizon Communications, Inc.	22,500	763
		1,170
Electrical Equipment (0.7%)
Emerson Electric Co.	3,800	139
Electronic Equipment & Instruments (0.3%)
Cognex Corp.	3,200	47
Flextronics International Ltd. (a)	7,700	20
		67
Energy Equipment & Services (1.1%)
Halliburton Co.	12,703	231
Food & Staples Retailing (3.7%)
CVS Caremark Corp.	7,400	213
Wal-Mart Stores, Inc.	10,500	588
		801
Food Products (7.4%)
Cadbury plc ADR	15,052	537
Kraft Foods, Inc.	19,457	522
Sara Lee Corp.	11,100	109
Unilever N.V. (NY Shares)	17,300	425
		1,593
Health Care Equipment & Supplies (0.9%)
Boston Scientific Corp. (a)	24,900	193
Health Care Providers & Services (2.7%)
Cardinal Health, Inc.	10,700	369
UnitedHealth Group, Inc.	4,200	112
WellPoint, Inc. (a)	2,600	109
		590
Household Products (0.3%)
Kimberly-Clark Corp.	1,300	69
Industrial Conglomerates (2.6%)
General Electric Co.	34,800	564
Information Technology Services (0.8%)
Computer Sciences Corp. (a)	3,400	120
Western Union Co. (The)	3,500	50
		170
Insurance (11.2%)
Aflac, Inc.	2,100	96
Berkshire Hathaway, Inc., Class B (a)	100	322
Chubb Corp.	21,280	1,085
MetLife, Inc.	7,100	248
Torchmark Corp.	4,500	201
Travelers Cos., Inc. (The)	9,920	448
		2,400
Internet & Catalog Retail (0.3%)
Liberty Media Corp. — Interactive, Class A (a)	19,500	61
Internet Software & Services (2.4%)
eBay, Inc. (a)	30,600	427
Yahoo!, Inc. (a)	6,500	79
		506
Media (12.9%)
Comcast Corp., Class A	53,700	906
Liberty Media Corp. — Entertainment, Class A (a)	13,180	230
News Corp., Class B	26,200	251
Time Warner, Inc.	66,000	664
Viacom, Inc., Class B (a)	37,550	716
		2,767
Metals & Mining (0.8%)
Alcoa, Inc.	14,600	164
Multiline Retail (1.1%)
J.C. Penney Co., Inc.	5,600	111
Macy’s, Inc.	12,100	125
		236

The accompanying notes are an integral part of the financial statements.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments (cont’d)

Value Portfolio

		Value
	Shares	(000)
Oil, Gas & Consumable Fuels (1.8%)
BP plc ADR	1,700	$79
ConocoPhillips	3,100	161
Total S.A. ADR	2,800	155
		395
Paper & Forest Products (2.9%)
International Paper Co.	52,775	623
Pharmaceuticals (12.7%)
Abbott Laboratories	3,100	165
Bristol-Myers Squibb Co.	33,600	781
Eli Lilly & Co.	6,600	266
GlaxoSmithKline plc ADR	2,400	90
Pfizer, Inc.	24,900	441
Roche Holding AG ADR	1,800	138
Schering-Plough Corp.	31,000	528
Wyeth	8,800	330
		2,739
Semiconductors & Semiconductor Equipment (1.3%)
Intel Corp.	10,500	154
KLA-Tencor Corp.	6,000	131
		285
Software (0.6%)
Microsoft Corp.	6,200	121
Specialty Retail (1.6%)
Home Depot, Inc.	7,000	161
Lowe’s Cos., Inc.	8,300	179
		340
Tobacco (1.5%)
Altria Group, Inc.	8,700	131
Philip Morris International, Inc.	4,500	196
		327
Total Common Stocks (Cost $28,382)		20,782
Short-Term Investment (3.4%)
Investment Company (3.4%)
Morgan Stanley Institutional Liquidity Government Portfolio — Institutional Class (Cost $734) (b)	733,808	734
Total Investments (100.1%) (Cost $29,116)		21,516
Liabilities in Excess of Other Assets (-0.1%)		(12)
Net Assets (100%)		$21,504

(a)	Non-income producing security.
(b)	See Note H within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Government Portfolio — Institutional Class.
ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Value Portfolio

Statement of Assets and Liabilities

December 31, 2008
(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $28,382)	$20,782
Investment in Security of Affiliated Issuer, at Value (Cost $734)	734
Total Investments in Securities, at Value (Cost $29,116)	21,516
Dividends Receivable	53
Receivable for Portfolio Shares Sold	25
Receivable for Investments Sold	16
Receivable from Affiliate	—@
Other Assets	—@
Total Assets	21,610
Liabilities:
Payable for Portfolio Shares Redeemed	37
Investment Advisory Fees Payable	27
Administration Fees Payable	5
Custodian Fees Payable	3
Directors’ Fees and Expenses Payable	—@
Other Liabilities	34
Total Liabilities	106
NET ASSETS	$21,504
Net Assets Consist of:
Paid-in Capital	$33,324
Undistributed Net Investment Income	712
Accumulated Net Realized Loss	(4,932)
Unrealized Appreciation (Depreciation) on:
Investments	(7,600)
Net Assets	$21,504
Net Asset Value, Offering and Redemption Price Per Share Applicable to 3,214,866 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$6.69
@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Value Portfolio

Statement of Operations

Year Ended
December 31, 2008
(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$990
Dividends from Security of Affiliated Issuer	15
Total Investment Income	1,005
Expenses:
Investment Advisory Fees (Note B)	183
Administration Fees (Note C)	86
Shareholder Reporting Fees	34
Professional Fees	19
Custodian Fees (Note D)	9
Directors’ Fees and Expenses	1
Transfer Agency Fees (Note E)	—@
Other	8
Expenses Before Bank Overdraft Expense	340
Bank Overdraft Expense	6
Total Expenses	346
Investment Advisory Fees Voluntarily Waived (Note B)	(57)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note H)	(1)
Expense Offset (Note D)	—@
Net Expenses	288
Net Investment Income	717
Net Realized Gain (Loss) on:
Investments Sold	(4,788)
Change in Unrealized Appreciation (Depreciation) on:
Investments	(9,813)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(14,601)
Net Decrease in Net Assets Resulting from Operations	$(13,884)
@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Value Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007
	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$717	$1,121
Net Realized Gain (Loss)	(4,788)	5,655
Net Change in Unrealized Depreciation	(9,813)	(8,033)
Net Decrease in Net Assets Resulting from Operations	(13,884)	(1,257)
Distributions from and/or in Excess of:
Net Investment Income	(1,122)	(1,277)
Net Realized Gain	(5,650)	(4,848)
Total Distributions	(6,772)	(6,125)
Capital Share Transactions:(1)
Subscriptions	1,153	4,783
Distributions Reinvested	6,772	6,125
Redemptions	(12,628)	(26,754)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(4,703)	(15,846)
Total Decrease in Net Assets	(25,359)	(23,228)
Net Assets:
Beginning of Period	46,863	70,091
End of Period (Including Undistributed Net Investment Income of $712 and $1,118, respectively)	$21,504	$46,863
(1) Capital Share Transactions:
Shares Subscribed	115	327
Shares Issued on Distributions Reinvested	787	420
Shares Redeemed	(1,245)	(1,903)
Net Decrease in Capital Shares Outstanding	(343)	(1,156)

The accompanying notes are an integral part of the financial statements.

8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Financial Highlights

Value Portfolio

	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$13.17	$14.87	$14.49	$14.88	$13.18
Income (Loss) from Investment Operations
Net Investment Income#	0.21	0.25	0.26	0.25	0.21
Net Realized and Unrealized Gain (Loss) on Investments	(4.43)	(0.57)	1.96	0.38	2.06
Total from Investment Operations	(4.22)	(0.32)	2.22	0.63	2.27
Distributions from and/or in Excess of:
Net Investment Income	(0.37)	(0.29)	(0.27)	(0.20)	(0.14)
Net Realized Gain	(1.89)	(1.09)	(1.57)	(0.82)	(0.43)
Total Distributions	(2.26)	(1.38)	(1.84)	(1.02)	(0.57)
Net Asset Value, End of Period	$6.69	$13.17	$14.87	$14.49	$14.88
Total Return ±	(35.85)%	(3.07)%	16.89%	4.56%	17.83%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$21,504	$46,863	$70,091	$75,105	$67,811
Ratio of Expenses to Average Net Assets(1)	0.87%+	0.85%+	0.85%	0.85%	0.85%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	0.85%+	N/A	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets(1)	2.15%+	1.69%+	1.83%	1.72%	1.52%
Portfolio Turnover Rate	19%	17%	23%	32%	40%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	1.04%+	0.91%+	0.93%	0.92%	0.95%
Net Investment Income to Average Net Assets	1.98%+	1.63%+	1.75%	1.65%	1.42%

#	Per share amount is based on average shares outstanding.
±

Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Government Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

The accompanying notes are an integral part of the financial statements.

9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the Value Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a portfolio of common stocks and other equity securities.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

2.              New Accounting Pronouncement: On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

3.              Fair Value Measurement: The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s investments carried at value:

Investments
in Securities
Valuation Inputs	(000)
Level 1 - Quoted Prices	$21,378
Level 2 - Other Significant Observable Inputs	138
Level 3 - Significant Unobservable Inputs	—
Total	$21,516

At December 31, 2008, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

4.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $500	Next $500	Over $1
million	million	billion
0.55%	0.50%	0.45%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.85% . Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2008, this waiver amounted to approximately $57,000.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund.

D. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E. Dividend Disbursing and Transfer Agent: Effective June 9, 2008, the Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Prior to June 9, 2008, JPMorgan Investor Services Company provided dividend disbursing and transfer agency services for the Fund.

F. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2008 and 2007 was as follows:

2008 Distributions		2007 Distributions
Paid From:		Paid From:
Ordinary	Long-Term	Ordinary	Long-Term
Income	Capital Gain	Income	Capital Gain
(000)	(000)	(000)	(000)
$1,427	$5,345	$1,476	$4,649

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to distribution reclasses, resulted in the following reclassifications among the components of net assets at December 31, 2008:

Undistributed
(Distributions in
Excess of) Net	Accumulated
Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$(1)	$1	$—

At December 31, 2008, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income	Capital Gain
(000)	(000)
$716	$—

At December 31, 2008, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

			Net
			Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
(000)	(000)	(000)	(000)
$29,364	$574	$(8,422)	$(7,848)

Net capital, passive foreign investment company (“PFIC”) and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio deferred to January 2, 2009, for U.S. Federal income tax purposes, post-October capital losses of approximately $2,262,000.

At December 31, 2008, the Portfolio had available for capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $2,422,000 which will expire on December 31, 2016.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

H. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Government Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Government Portfolio. For the year ended December 31, 2008, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio’s investment in the Morgan Stanley Institutional Liquidity Government Portfolio.

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2008 is as follows:

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	December 31,
2007	at Cost	Proceeds	Income	2008
(000)	(000)	(000)	(000)	(000)
$1,199	$10,080	$10,545	$15	$734

For the year ended December 31, 2008, purchases and sales of investment securities for the Portfolio, other than longterm U.S. Government securities and short-term investments, were approximately $6,425,000 and $16,829,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2008.

During the year ended December 31, 2008, the Portfolio incurred less than $500 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

I. Other: At December 31, 2008, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 96.4%.

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Universal Institutional Funds, Inc. —

Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Value Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Value Portfolio of The Universal Institutional Funds, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 16, 2009

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2008.

For corporate shareholders, 100.0% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $5,345,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (unaudited)

Independent Directors:

Number of
Portfolios in
Fund
Complex
Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time		Independent	Other Directorships Held by Independent
Independent Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Director
Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Institute (policy organization) through November 2008; retired as Admiral in the U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officer de l’Orde National du Mérite by the French Government.

				161	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of  Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				163	Director of various business organizations.

Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	161	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	163	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	164	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (cont’d)

Independent Directors (cont’d):

				Number of
				Portfolios in
				Fund
				Complex
				Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time		Independent	Other Directorships Held by Independent
Independent Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Director
Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				161	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	163	None.

W. Allen Reed (61)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	161	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	164	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Interested Director
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	162	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Directors began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**

The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. (“MSIM”) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA, The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

†	For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (cont’d)

Officers:

	Position(s)	Term of Office
	Held with	and Length of
Name, Age and Address of Executive Officer	Registrant	Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (34) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Amy R. Doberman (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 - April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Adviser and Administrator	Custodian
Morgan Stanley Investment Management Inc.	JPMorgan Chase Bank, N.A.
522 Fifth Avenue	270 Park Avenue
New York, New York 10036	New York, New York 10017

Distributor	Legal Counsel
Morgan Stanley Distribution, Inc.	Clifford Chance US LLP
One Tower Bridge	31 West 52nd Street
100 Front Street, Suite 1100	New York, New York 10019-6131
West Conshohocken, PA 19428-2899
Independent Registered Public Accounting Firm
Dividend Disbursing and Transfer Agent	Ernst & Young LLP
Morgan Stanley Services Company Inc.	200 Clarendon Street
P.O. Box 219804	Boston, Massachusetts 02116-5072
Kansas City, MO 64121-9804

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund’s Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the Securities and Exchange Commission’s website at www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at www.sec.gov.

UIFVALANN

IU09-00724I-Y12/08

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Core Plus Fixed Income Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Expense Examples (unaudited)

Core Plus Fixed Income Portfolio

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

				Actual		Net
	Beginning	Actual Ending		Expenses		Expense
	Account	Account	Hypothetical	Paid	Hypothetical	Ratio
	Value	Value	Ending Account	During	Expenses Paid	During
	7/1/08	12/31/08	Value	Period*	During Period*	Period
Core Plus Fixed Income Class I	$1,000.00	$955.70	$1,021.77	$3.29	$3.40	0.67%
Core Plus Fixed Income Class II	1,000.00	954.50	1,020.51	4.52	4.67	0.92

*                 Expenses are calculated using each Portfolio Class’ annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Overview (unaudited)

Core Plus Fixed Income Portfolio

The Core Plus Fixed Income Portfolio (the “Portfolio”) seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities. The Portfolio invests primarily in a diversified mix of U.S. dollar denominated investment grade fixed income securities, particularly U.S. government, corporate, and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity between five and ten years. Federal Home Loan Mortgage Corp., Federal National Mortgage Association, and Federal Home Loan Banks, although chartered and sponsored by Congress, are not funded by congressional appropriations and securities issued by them are neither guaranteed nor insured by the U.S. government. Fixed-income securities are subject to credit and interest-rate risk. Credit risk refers to the ability of an issuer to make timely payments of interest and principal. Interest-rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. In a declining interest-rate environment, the Portfolio may generate less income. In a rising interest-rate environment, bond prices fall.

Performance

For the fiscal year ended December 31, 2008, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -10.20%, net of fees, for Class I shares and -10.46%, net of fees, for Class II shares. The Portfolio’s Class I and Class II shares underperformed against the Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index (the “Index”) which returned 5.24%.

Factors Affecting Performance

•                  Investor confidence plummeted in the last two quarters of the year as a series of financial institutions were forced to merge, taken over by the government, or failed altogether, sparking a downward spiral in the financial markets that accelerated at an alarming pace. Bank lending nearly ceased and credit spreads dramatically widened as investors demanded substantial compensation for assuming risk. With the exception of the U.S. Treasury and cash markets, to which risk-averse investors fled in a flight-to-quality trade, all sectors of the market suffered price deterioration.

•                  Government officials took unprecedented steps to fortify the precarious financial system, but by year end these efforts had seemingly done little to improve investor confidence, which was further undermined by news that the economy had slid into recession.

•                  The overwhelming detractor from the Portfolio’s relative performance was its allocation to non-agency mortgage securities. Forced selling, coupled with rising mortgage delinquencies and falling home prices, pressured this segment of the market, causing valuations to decline. To a much smaller extent, yield-curve positioning also held back performance. Specifically, a position in zero-coupon swap contracts that was part of our yield-curve strategy lost value in the fourth quarter of the year.

•                  An underweight position in investment-grade corporate credits for most of the reporting period was beneficial to performance as credit spreads widened significantly during the period, causing prices to decline. An underweight to commercial mortgage-backed securities (CMBS) was also additive to performance, particularly in the fourth quarter of the year when CMBS spreads rose by a staggering amount, as was an underweight to agency debentures as spreads in the sector continued to widen as well.

•                  A near zero allocation to emerging market debt benefited performance. The sector underperformed during the year as a result of the ongoing flight to quality and therefore, the underweight was advantageous.

Management Strategies

•                  Over the course of the period, we reduced the Portfolio’s allocation to non-agency mortgage securities to approximately 1% of holdings as of year end.

•                  With regard to our yield-curve positioning, we maintained a relatively neutral duration (a measure of interest-rate sensitivity) for the Portfolio.

•                  We increased the Portfolio’s weighting in corporate credits from an underweight to a neutral weight in the third quarter, while maintaining an underweight to CMBS.

Performance Compared to the Barclays Capital U.S. Aggregate Index(1)

	Total Returns(2)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(5)
Portfolio — Class I(3)	(10.20)%	1.33%	3.67%	4.52%
Barclays Capital U.S. Aggregate Index	5.24	4.65	5.63	6.26
Portfolio — Class II(4)	(10.46)	1.08	—	1.34
Barclays Capital U.S. Aggregate Index	5.24	4.65	—	4.42

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Overview (cont’d)

Core Plus Fixed Income Portfolio

performance figures, please visit www.vankampen.com. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is an index comprised of approximately 6,000 publicly traded bonds including U.S. Government, mortgage-backed, corporate, and yankee bonds with an approximate average maturity of 10 years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)	Commenced operations on January 2, 1997.
(4)	Commenced operations on May 1, 2003.
(5)

For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition

Percentage of
Classification	Total Investments
Agency Fixed Rate Mortgages	38.4%
U.S. Treasury Securities	9.7
Industrials	9.1
Other*	10.2
Short-Term Investments	32.6
Total Investments	100.0%

*                 Industries and/or investment types which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other.”

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face Amount		Value
	(000)		(000)
Fixed Income Securities (89.0%)
Agency Adjustable Rate Mortgages (0.5%)
Federal National Mortgage Association,
Conventional Pools:
4.97%, 7/1/36	$1,441		$1,360
4.98%, 8/1/36	1,088		1,027
Government National Mortgage
Association, Various Pools:
4.63%, 9/20/27	9		9
5.13%, 12/20/25	20		20
5.38%, 1/20/25 - 6/20/25	450		453
			2,869
Agency Fixed Rate Mortgages (50.8%)
Federal Home Loan Mortgage Corp.,
Conventional Pools:
5.13%, 11/17/17	1,460		1,695
5.50%, 8/23/17	3,340		3,946
6.75%, 3/15/31	1,500		2,207
10.50%, 1/1/10 - 5/1/19	—	@	1
11.50%, 10/1/15 - 5/1/19	7		8
Gold Pools:
4.50%, 5/1/23	5,201		5,327
5.00%, 1/1/37	13,500		13,817
5.50%, 9/1/37 - 10/1/37	25,999		26,645
6.00%, 4/1/36 - 9/1/38	12,194		12,577
6.50%, 9/1/32	166		174
7.50%, 6/1/20 - 8/1/32	338		359
8.50%, 8/1/30	11		11
9.50%, 12/1/22	6		6
10.00%, 6/1/17	6		6
January TBA:
4.50%, 1/15/38 (a)	10,030		10,165
5.00%, 1/15/38 (a)	20,550		21,003
5.50%, 1/15/38 (a)	41,736		42,721
6.50%, 1/15/38 (a)	8,900		9,243
Federal National Mortgage Association,
Conventional Pools:
5.00%, 5/11/17 - 10/1/37	11,358		12,121
5.50%, 5/1/37 - 6/1/37	899		923
6.00%, 11/1/37 - 5/1/38	29,468		30,374
6.50%, 8/1/27 - 10/1/38	6,675		6,943
6.63%, 11/15/30	1,500		2,173
7.00%, 6/1/29 - 11/1/32	113		119
7.50%, 2/1/27 - 5/1/32	215		228
8.00%, 10/1/29 - 9/1/32	635		675
8.50%, 5/1/30 - 2/1/31	21		22
9.50%, 11/1/21 - 4/1/30	112		124
10.00%, 9/1/10 - 5/1/22	20		22
10.50%, 1/1/16 - 5/1/22	297		338
11.00%, 6/1/19 - 9/1/20	12		14
11.50%, 11/1/19	2		2
13.00%, 10/1/15	—	@	1
January TBA:
4.00%, 1/25/38 (a)	5,300		5,309
4.50%, 1/25/38 (a)	26,120		26,479
5.00%, 1/25/38 (a)	20,125		20,549
5.50%, 1/25/38 (a)	5,000		5,126
6.00%, 1/25/38 (a)	3,000		3,089
Government National Mortgage Association,
Various Pools:
9.00%, 1/15/25	8		8
9.50%, 10/15/16	12		13
10.00%, 11/15/09 - 2/15/20	39		43
10.50%, 8/15/20	3		4
11.00%, 12/15/09 - 1/15/16	4		4
11.50%, 2/15/13 - 8/15/13	4		4
12.00%, 12/15/12 - 12/15/13	11		12
			264,630
Asset Backed Corporates (2.0%)
Capital Auto Receivables Asset Trust,
1.21%, 11/15/11 (b)	2,500		2,389
1.26%, 7/15/10 - 5/15/11 (b)	4,737		4,466
First Franklin Mortgage Loan Asset Backed
Certificates,
0.52%, 7/25/36 (b)	267		260
Ford Credit Auto Owner Trust,
1.21%, 4/15/10 (b)	1,377		1,365
Residential Asset Mortgage Products, Inc.,
0.54%, 6/25/29 (b)	371		355
0.56%, 10/25/36 (b)	612		567
SLM Student Loan Trust,
3.53%, 10/27/14 (b)	1,287		1,246
			10,648
Collateralized Mortgage Obligations — Agency Collateral Series (0.3%)
Federal Home Loan Mortgage Corp.,
IO
7.50%, 12/1/29 (d)	26		3
8.00%, 1/1/28 - 6/1/31 (d)	47		7
IO REMIC
5.00%, 6/15/17 (d)	1,236		62
Federal National Mortgage Association,
Inv Fl IO REMIC
6.59%, 2/17/31 (d)	153		12
Inv Fl REMIC
0.53%, 12/25/36	1,128		996
IO
8.00%, 4/1/24 - 6/1/30 (d)	163		23
9.00%, 11/1/26 (d)	7		1
IO REMIC
1.18%, 3/25/36 (d)	6,089		45
6.00%, 8/25/32 - 7/25/33 (d)	1,025		86
6.50%, 2/25/33 - 6/25/33 (d)	494		52
REMIC
7.00%, 9/25/32	275		288
Government National Mortgage Association,
Inv Fl IO
6.54%, 9/16/31 (d)	45		4
6.94%, 9/16/27 (d)	69		7
7.16%, 8/16/31 (d)	48		4
7.36%, 6/16/27 (d)	132		1
7.51%, 12/16/29 (d)	105		11

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

	Face Amount	Value
	(000)	(000)
Collateralized Mortgage Obligations — Agency Collateral Series (cont’d)
7.56%, 8/16/29 (d)	$23	$2
7.99%, 9/20/30 (d)	84	8
		1,612
Collateralized Mortgage Obligations — Non Agency Collateral Series (0.8%)
Banc of America Commercial Mortgage, Inc.,
5.74%, 2/10/51 (b)	1,475	1,067
Bear Stearns Structured Products, Inc.,
IO
Zero Coupon, 3/27/36 - 4/25/37 (c)(d)(e)	141,179	14
0.01%, 5/27/36 - 6/26/36 (c)(d)(e)	49,458	5
Countrywide Alternative Loan Trust,
IO
0.02%, 2/25/47 (c)(d)	23,860	3
0.02%, 5/25/47 (c)(d)(e)	10,968	1
Greenwich Capital Commercial Funding Corp.,
5.44%, 3/10/39	1,075	822
GS Mortgage Securities Corp. II,
5.80%, 8/10/45 (b)	3,100	2,259
Harborview NIM Corp.,
IO
0.02%, 12/15/36 (c)(d)	658	—	@
Residential Accredit Loans, Inc.,
IO
0.04%, 3/25/47 (b)(c)(d)	19,707	2
0.04%, 5/25/47 (b)(c)(d)	35,072	4
		4,177
Finance (6.0%)
Ace INA Holding, Inc.,
5.60%, 5/15/15	400	364
AIG SunAmerica Global Financing VI,
6.30%, 5/10/11 (e)	1,800	1,549
American Express Credit Corp.,
7.30%, 8/20/13	870	891
American General Finance Corp.,
4.63%, 9/1/10	60	30
Bank of America Corp.,
5.65%, 5/1/18	545	549
5.75%, 12/1/17	1,515	1,515
Bank of New York Mellon Corp. (The),
4.50%, 4/1/13	705	702
5.13%, 8/27/13	810	828
Bear Stearns Cos. LLC (The),
5.55%, 1/22/17	995	949
7.25%, 2/1/18	670	735
Berkshire Hathaway Finance Corp.,
5.40%, 5/15/18	1,080	1,112
Caterpillar Financial Services Corp.,
4.90%, 8/15/13	230	216
Catlin Insurance Co., Ltd.,
7.25%, (b)(e)(f)	785	313
Chubb Corp.,
5.75%, 5/15/18	130	125
Citigroup, Inc.,
5.88%, 5/29/37	660	662
6.13%, 5/15/18	390	395
Credit Suisse USA, Inc.,
5.13%, 8/15/15	250	227
Credit Suisse, New York,
5.00%, 5/15/13	305	294
6.00%, 2/15/18	655	602
Farmers Exchange Capital,
7.05%, 7/15/28 (e)	855	524
Farmers Insurance Exchange,
8.63%, 5/1/24 (e)	250	167
General Electric Capital Corp.,
5.63%, 5/1/18	1,955	1,973
Goldman Sachs Group, Inc. (The),
6.15%, 4/1/18	1,545	1,488
6.75%, 10/1/37	1,080	879
HBOS plc,
6.75%, 5/21/18 (e)	790	696
HSBC Finance Corp.,
5.88%, 2/1/09	580	580
6.38%, 10/15/11	830	817
6.75%, 5/15/11	585	583
JPMorgan Chase & Co.,
4.75%, 5/1/13	1,945	1,921
Merrill Lynch Co., Inc.,
6.88%, 4/25/18	1,725	1,808
Metlife, Inc.,
6.82%, 8/15/18	555	529
Nationwide Building Society
4.25%, 2/1/10 (e)	930	921
NYSE Euronext,
4.80%, 6/28/13	555	539
Platinum Underwriters Finance, Inc.,
7.50%, 6/1/17	385	250
Prudential Financial, Inc.,
6.63%, 12/1/37	430	294
SLM Corp.,
4.00%, 1/15/10	540	489
Travelers Cos., Inc. (The),
5.80%, 5/15/18	410	396
Two-Rock Pass Through Trust,
3.23%, (b)(e)(f)	475	10
UBS AG,
5.88%, 12/20/17	480	442
Wachovia Capital Trust III,
5.80%, (b)(f)	2,155	1,272
Wachovia Corp.,
5.50%, 5/1/13	510	505
Wells Fargo & Co.,
5.63%, 12/11/17	1,220	1,275
Xlliac Global Funding,
4.80%, 8/10/10 (e)	825	578
		30,994
Industrials (12.0%)
Amgen, Inc.,
5.85%, 6/1/17	785	812
ArcelorMittal,
6.13%, 6/1/18	615	422

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

	Face Amount	Value
	(000)	(000)
Industrials (cont’d)
Archer-Daniels-Midland Co.,
5.45%, 3/15/18	$585	$577
AstraZeneca plc,
5.90%, 9/15/17	520	554
AT&T Corp.,
8.00%, 11/15/31	1,310	1,650
AT&T, Inc.,
5.60%, 5/15/18	275	281
6.15%, 9/15/34	415	428
6.30%, 1/15/38	170	180
BAT International Finance plc,
9.50%, 11/15/18 (e)	775	863
Baxter International, Inc.,
5.38%, 6/1/18	245	257
Biogen Idec, Inc.,
6.88%, 3/1/18	645	631
Bristol-Myers Squibb Co.,
5.45%, 5/1/18	755	783
Brookfield Asset Management, Inc.,
5.80%, 4/25/17	455	189
7.13%, 6/15/12	640	393
Burlington Northern Santa Fe Corp.,
6.13%, 3/15/09	975	977
Canadian National Railway Co.,
5.55%, 5/15/18	255	255
Comcast Corp.,
5.70%, 5/15/18	1,325	1,245
6.50%, 1/15/15	200	197
ConAgra Foods, Inc.,
7.00%, 10/1/28	190	187
8.25%, 9/15/30	470	517
ConocoPhillips,
5.20%, 5/15/18	820	800
Consumers Energy Co.,
4.00%, 5/15/10	610	594
4.80%, 2/17/09	960	958
Cooper U.S., Inc.,
5.25%, 11/15/12	445	450
Covidien International Finance S.A.,
6.00%, 10/15/17	640	632
CVS Caremark Corp.,
5.75%, 8/15/11 — 6/1/17	425	411
CVS Pass-Through Trust,
6.04%, 12/10/28 (e)	930	567
Daimler Finance North America LLC,
8.50%, 1/18/31	575	421
Delhaize America, Inc.,
9.00%, 4/15/31	748	758
Dell, Inc.,
5.65%, 4/15/18	445	399
Deutsche Telekom International Finance B.V.,
8.75%, 6/15/30	450	556
Devon Financing Corp. ULC,
7.88%, 9/30/31	490	541
Diageo Capital plc,
7.38%, 1/15/14	1,025	1,093
Dr. Pepper Snapple Group, Inc.,
6.82%, 5/1/18 (e)	635	627
E.I. Du Pont de Nemours & Co.,
6.00%, 7/15/18	465	489
Echostar DBS Corp.,
6.38%, 10/1/11	765	713
6.63%, 10/1/14	90	76
FBG Finance Ltd.,
5.13%, 6/15/15 (e)	890	735
Fiserve, Inc.,
6.80%, 11/20/17	845	750
France Telecom S.A.,
8.50%, 3/1/31	1,050	1,322
Gaz Capital S.A.,
6.51%, 3/7/22 (e)	165	99
General Electric Co.,
5.25%, 12/6/17	2,940	2,936
General Mills, Inc.,
5.25%, 8/15/13	335	337
GlaxoSmithKline Capital, Inc.,
5.65%, 5/15/18	690	726
Grupo Televisa S.A.,
6.00%, 5/15/18	535	453
Harley-Davidson Funding Corp.,
6.80%, 6/15/18 (e)	465	251
Hewlett-Packard Co.,
5.50%, 3/1/18	285	288
Home Depot, Inc.,
5.40%, 3/1/16	1,120	1,004
Honeywell International, Inc.,
5.30%, 3/1/18	600	613
Hospira, Inc.,
1.95%, 3/30/10 (b)	905	883
International Business Machines Corp.,
7.63%, 10/15/18	500	600
8.00%, 10/15/38	300	401
Interpublic Group of Cos., Inc.,
6.25%, 11/15/14	405	182
John Deere Capital Corp.,
5.75%, 9/10/18	560	546
KLA-Tencor Corp.,
6.90%, 5/1/18	590	447
Koninklijke Philips Electronics N.V.,
5.75%, 3/11/18	905	835
Kraft Foods, Inc.,
6.13%, 8/23/18	750	741
6.75%, 2/19/14	175	182
Kroger Co. (The),
5.00%, 4/15/13	195	188
6.40%, 8/15/17	340	343
LG Electronics, Inc.,
5.00%, 6/17/10 (e)	360	320
Marathon Oil Corp.,
5.90%, 3/15/18	425	356
6.00%, 10/1/17	500	427
Medco Health Solutions, Inc.,
7.13%, 3/15/18	555	514
MGM Mirage,
6.00%, 10/1/09	540	518
13.00%, 11/15/13 (e)	860	824

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

	Face Amount	Value
	(000)	(000)
Industrials (cont’d)
Monsanto Co.,
5.13%, 4/15/18	$225	$237
Oracle Corp.,
5.75%, 4/15/18	830	870
Parker Hannifin Corp.,
5.50%, 5/15/18	460	446
Pearson Dollar Finance Two plc,
6.25%, 5/6/18 (e)	290	245
Petro-Canada,
6.05%, 5/15/18	665	549
Philip Morris International, Inc.,
5.65%, 5/16/18	770	765
Procter & Gamble Co.,
4.60%, 1/15/14	1,435	1,505
Questar Market Resources, Inc.,
6.80%, 4/1/18	845	814
Reynolds American, Inc.,
6.50%, 7/15/10	655	651
Rio Tinto Finance USA Ltd.,
6.50%, 7/15/18	605	444
Rogers Communications, Inc.,
6.80%, 8/15/18	545	552
Sprint Capital Corp.,
8.75%, 3/15/32	620	419
Starwood Hotels & Resorts Worldwide, Inc.,
6.75%, 5/15/18	465	256
Systems 2001 Asset Trust LLC,
6.66%, 9/15/13 (e)	469	413
Telecom Italia Capital S.A.,
4.00%, 1/15/10	875	805
4.88%, 10/1/10	120	109
7.00%, 6/4/18	645	524
Telefonica Europe B.V.,
8.25%, 9/15/30	1,120	1,315
Time Warner Cable, Inc.,
6.75%, 7/1/18	885	853
8.75%, 2/14/19	770	839
Time Warner, Inc.,
5.88%, 11/15/16	825	741
Union Pacific Corp.,
5.45%, 1/31/13	570	553
UnitedHealth Group, Inc.,
6.00%, 2/15/18	790	730
Verizon Communications, Inc.,
5.50%, 2/15/18	1,215	1,171
8.95%, 3/1/39	405	525
Verizon New England, Inc.,
6.50%, 9/15/11	120	119
Viacom, Inc.,
6.88%, 4/30/36	1,020	808
Vivendi,
6.63%, 4/4/18 (e)	1,235	998
Vodafone Group plc,
5.63%, 2/27/17	600	566
Walgreen Co.,
4.88%, 8/1/13	475	490
Wal-Mart Stores, Inc.,
4.25%, 4/15/13	845	871
5.80%, 2/15/18	125	138
Weatherford International Ltd.,
6.00%, 3/15/18	395	332
WellPoint, Inc.,
4.25%, 12/15/09	165	159
Wyeth,
5.45%, 4/1/17	375	383
5.50%, 2/15/16	150	153
Xerox Corp.,
6.35%, 5/15/18	610	478
XTO Energy, Inc.,
5.50%, 6/15/18	710	644
Yum! Brands, Inc.,
8.88%, 4/15/11	620	628
		62,402
Mortgages — Other (1.1%)
American Home Mortgage Assets,
0.66%, 10/25/46 (b)	2,850	1,134
0.77%, 6/25/47 (b)(c)(d)	1,562	115
American Home Mortgage Investment Trust,
0.77%, 9/25/45 (b)(d)	2,828	1,153
Bear Stearns Structured Products, Inc.,
6.50%, 3/27/36 (c)(d)(e)	43	4
Bella Vista Mortgage Trust,
0.76%, 5/20/45 (b)(d)	1,643	626
Citigroup Mortgage Loan Trust, Inc.,
0.55%, 1/25/37 (b)	721	634
Countrywide Alternative Loan Trust,
0.79%, 3/20/47 (b)(d)	1,264	114
0.97%, 6/25/47 (b)(d)	1,973	177
Deutsche ALT-A Securities NIM Trust,
6.75%, 2/25/47 (d)(e)	28	—	@
Deutsche ALT-A Securities, Inc. Alternate Loan Trust,
3.09%, 2/25/47 (b)(d)	1,317	145
GSR Mortgage Loan Trust,
0.66%, 8/25/46 (b)(d)	1,456	709
Mastr Adjustable Rate Mortgages Trust,
3.20%, 4/25/46 (b)(d)	1,330	139
Structured Asset Mortgage Investments, Inc.,
0.75%, 7/25/36 (b)(d)	1,916	225
Washington Mutual Mortgage Pass Through Certificates,
0.73%, 10/25/45 (b)(d)	48	43
0.74%, 4/25/45 (b)	511	160
0.76%, 8/25/45 (b)(d)	8	7
0.82%, 6/25/46 (b)(d)	725	28
0.83%, 7/25/45 (b)(d)	419	102
		5,515
Sovereign (0.4%)
Federative Republic of Brazil,
6.00%, 1/17/17	1,630	1,691
Korea Railroad Corp.,
5.38%, 5/15/13 (e)	435	365
		2,056

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

	Face Amount	Value
	(000)	(000)
U.S. Treasury Securities (12.8%)
U.S. Treasury Bonds,
4.50%, 5/15/38	$320	$437
8.75%, 5/15/17	874	1,286
8.88%, 8/15/17 - 2/15/19	3,714	5,607
9.00%, 11/15/18	2,275	3,514
9.13%, 5/15/18	349	540
U.S. Treasury Bond Coupon STRIPS,
Zero Coupon, 11/15/19 - 11/15/21	65,415	44,064
U.S. Treasury Bond Principal STRIPS,
Zero Coupon, 11/15/21	14,765	9,585
U.S. Treasury Note,
3.75%, 11/15/18	1,496	1,694
		66,727
Utilities (2.3%)
AES Corp. (The),
8.75%, 5/15/13 (e)	855	825
Alabama Power Co.,
5.80%, 11/15/13	335	349
Appalachian Power Co.,
5.65%, 8/15/12	265	252
CenterPoint Energy Resources Corp.,
6.25%, 2/1/37	185	131
7.88%, 4/1/13	180	167
Colorado Interstate Gas Co.,
6.80%, 11/15/15	275	238
Consolidated Natural Gas Co.,
6.25%, 11/1/11	265	267
Detroit Edison Co. (The),
6.13%, 10/1/10	505	508
E.ON International Finance B.V.,
5.80%, 4/30/18 (e)	1,230	1,152
Entergy Gulf States, Inc.,
2.60%, 12/1/09 (b)	395	381
Equitable Resources, Inc.,
6.50%, 4/1/18	510	477
Georgia Power Co.,
6.00%, 11/1/13	235	247
Kinder Morgan Finance Co.,
5.70%, 1/5/16	695	521
Nisource Finance Corp.,
2.72%, 11/23/09 (b)	300	270
6.80%, 1/15/19	395	249
7.88%, 11/15/10	970	888
Ohio Edison Co.,
6.40%, 7/15/16	415	373
Ohio Power Co.,
6.00%, 6/1/16	780	747
Peco Energy Co.,
5.35%, 3/1/18	460	440
Plains All American Pipeline LP/PAA Finance Corp.,
6.70%, 5/15/36	890	591
PPL Energy Supply LLC,
6.30%, 7/15/13	390	362
Public Service Co. of Colorado,
6.50%, 8/1/38	405	453
Texas Eastern Transmission LP,
7.00%, 7/15/32	395	366
TransCanada Pipelines Ltd.,
6.50%, 8/15/18	560	550
Union Electric Co.,
6.40%, 6/15/17	650	594
Virginia Electric and Power Co.,
8.88%, 11/15/38	390	495
		11,893
Total Fixed Income Securities (Cost $483,735)		463,523

No. of
Contracts
Call Option Purchased (0.2%)
90 Day EuroDollar Call @ $97.75,
expiring 3/15/10
(Cost $406) (g)	450	1,046

Shares
Short-Term Investments (43.2%)
Investment Company (4.4%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (h)	23,006,749	23,007

	Face Amount
	(000)
U.S. Government & Agency Securities (30.9%)
Federal Home Loan Bank,
0.05%, 1/7/09 (i)	$24,300	24,300
0.75%, 2/3/09 (i)	8,000	8,000
Federal Home Loan Mortgage Corp.,
0.04%, 2/19/09 (i)	7,500	7,500
0.10%, 2/23/09 (i)	8,000	8,000
0.34%, 1/21/09 (i)	20,000	20,000
0.50%, 1/13/09 (i)	15,000	15,000
0.74%, 3/9/09 (i)	26,000	25,998
Federal National Mortgage Association,
0.58%, 1/20/09 (i)	11,000	11,000
0.80%, 1/26/09 (i)	26,000	26,001
0.86%, 2/4/09 (i)	15,000	15,000
		160,799
U.S. Treasury Securities (7.9%)
U.S. Treasury Bills,
0.002%, 1/15/09 (j)(k)(l)	14,836	14,836
0.01%, 1/8/09 (j)(l)	26,285	26,282
		41,118
Total Short-Term Investments (Cost $224,867)		224,924
Total Investments (132.4%) (Cost $709,008)		689,493
Liabilities in Excess of Other Assets (-32.4%)		(168,797)
Net Assets (100%)		$520,696

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

(a)                                  Security is subject to delayed delivery.

(b)                                 Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated rate. The rates shown are those in effect on December 31, 2008.

(c)                                  Security has been deemed illiquid at December 31, 2008.

(d)                                 At December 31, 2008, the Portfolio held fair valued securities valued at approximately $3,944,000, representing 0.8% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Directors.

(e)                                  144A Security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(f)                                    Perpetual — Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to a floating rate. The interest shown is the rate in effect at December 31, 2008.

(g)                                 Non-income producing security.

(h)                                 See Note I within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.

(i)                                     Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

(j)                                     Rate shown is the yield to maturity at December 31, 2008.

(k)                                  All or a portion of the security was pledged to cover margin requirements for futures contracts.

(l)                                     All or a portion of the security was pledged as collateral for swap agreements.

@                                    Face Amount/Value is less than $500.

IO                                   Interest Only

REMIC         Real Estate Mortgage Investment Conduit

STRIPS       Separate Trading of Registered Interest and Principal of Securities

TBA                      To Be Announced

Options Written:

The Portfolio had the following option(s) written open at period end:

		Premiums
	Number of	Received	Value
	Contracts	(000)	(000)
Call Options Written: 90 Day EuroDollar Call @ $98.25, expiring 3/15/10	450	$224	$650

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
U.S. Treasury
2 yr. Note	305	$66,509	Mar-09	$506
U.S. Treasury
Long Bond	205	28,299	Mar-09	2,256
5 yr. Swap	230	27,108	Mar-09	496
Short:
U.S. Treasury
5 yr. Note	105	12,501	Mar-09	(327)
U.S. Treasury
10 yr. Note	122	15,341	Mar-09	(1,316)
				$1,615

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

Credit Default Swap Contracts

The Portfolio had the following credit default swap agreement(s) open at period end:

		Notional			Unrealized
	Buy/Sell	Amount	Pay/Receive	Termination	Appreciation
Swap Counterparty and Reference Obligation	Protection	(000)	Fixed Rate	Date	(000)
JPMorgan Chase Nordstrom, Inc., 6.95%, 3/15/28	Buy	$425	1.07%	3/20/18	$92

Interest Rate Swap Contracts

The Portfolio had the following interest rate swap agreement(s) open at period end:

							Unrealized
					Notional		Appreciation
	Floating Rate	Pay/Receive	Fixed	Termination	Amount		(Depreciation)
Swap Counterparty	Index	Floating Rate	Rate	Date	(000)		(000)
Bank of America	3 Month LIBOR	Pay	3.59%	10/8/13		$12,500	$815
	3 Month LIBOR	Pay	4.78	10/10/18	93,994		6,853
	3 Month LIBOR	Pay	5.37	2/12/18	12,055		1,229
	3 Month LIBOR	Pay	5.07	4/14/18	12,470		1,100
	3 Month LIBOR	Pay	4.98	4/15/18	11,140		942
	3 Month LIBOR	Receive	4.67	8/4/18	52,615		(10,278)
	3 Month LIBOR	Receive	5.38	7/24/18	47,235		(4,699)
	6 Month EURIBOR	Pay	4.42	10/7/18	EUR	20,274	123
	3 Month LIBOR	Receive	4.80	10/7/18	31,289		(2,313)
	3 Month LIBOR	Receive	5.82	2/12/23	15,483		(1,360)
	3 Month LIBOR	Receive	5.47	4/14/23	15,970		(1,188)
	3 Month LIBOR	Receive	5.38	4/15/23	13,275		(944)
	3 Month LIBOR	Pay	5.56	7/24/23	60,655		4,638
	6 Month EURIBOR	Receive	4.39	10/7/23	EUR	25,450	8
	3 Month LIBOR	Pay	4.80	10/7/23	39,220		1,919
	3 Month LIBOR	Receive	4.24	10/10/38	21,320		(6,405)
Citigroup	3 Month LIBOR	Pay	3.77	4/24/13	11,000		776
	3 Month LIBOR	Pay	5.33	5/22/17	8,600		1,893
	3 Month LIBOR	Pay	5.37	5/23/17	11,900		2,652
	3 Month LIBOR	Pay	5.44	5/29/17	15,600		3,560
	3 Month LIBOR	Pay	5.02	9/11/17	8,300		1,762
	3 Month LIBOR	Receive	5.00	11/13/17	3,500		(710)
	3 Month LIBOR	Receive	4.73	12/27/17	9,350		(1,697)
	3 Month LIBOR	Pay	4.47	1/10/18	7,500		1,278
Deutsche Bank	3 Month LIBOR	Pay	5.35	5/24/17	14,000		3,099
	3 Month LIBOR	Pay	4.10	5/25/17	28,600		3,571
	6 Month EURIBOR	Receive	4.93	7/1/18	EUR	50,965	(1,846)
	6 Month EURIBOR	Receive	4.86	7/10/18	EUR	4,720	(151)
	6 Month EURIBOR	Pay	4.96	7/24/18	EUR	30,443	1,121
	6 Month EURIBOR	Pay	5.27	7/2/23	EUR	63,855	2,315
	6 Month EURIBOR	Pay	5.24	7/9/23	EUR	6,525	229
	6 Month EURIBOR	Pay	5.24	7/10/23	EUR	5,930	208
	6 Month EURIBOR	Receive	4.86	7/9/23	EUR	5,200	(167)
	6 Month EURIBOR	Receive	5.19	7/24/23	EUR	38,155	(1,257)
Goldman Sachs	3 Month LIBOR	Pay	5.63	2/28/18	43,690		4,925
	3 Month LIBOR	Receive	4.80	10/7/18	15,676		(1,159)
	3 Month LIBOR	Receive	6.04	2/28/23	56,055		(5,354)
	3 Month LIBOR	Pay	4.79	10/7/23	19,610		954
JPMorgan Chase	3 Month LIBOR	Pay	4.07	5/16/13	44,590		3,826
	3 Month LIBOR	Pay	4.27	6/2/13	8,525		803
	3 Month LIBOR	Pay	5.37	5/23/17	11,900		2,654
	3 Month LIBOR	Pay	5.09	9/11/17	15,500		3,376
	3 Month LIBOR	Pay	5.16	9/20/17	8,300		1,870
	3 Month LIBOR	Receive	5.23	9/27/17	9,300		(2,147)
	3 Month LIBOR	Receive	5.30	9/28/17	10,500		(2,480)
	3 Month LIBOR	Receive	5.01	11/13/17	6,000		(1,227)
	3 Month LIBOR	Pay	4.48	1/8/18	8,000		1,375
	3 Month LIBOR	Receive	4.62	2/22/18	8,600		(1,605)

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

Interest Rate Swap Contracts (cont’d)

The Portfolio had the following interest rate swap agreement(s) open at period end:

						Unrealized
					Notional	Appreciation
	Floating Rate	Pay/Receive	Fixed	Termination	Amount	(Depreciation)
Swap Counterparty	Index	Floating Rate	Rate	Date	(000)	(000)
JPMorgan Chase (cont’d)	3 Month LIBOR	Receive	4.70%	7/7/18	$32,000	$(6,297)
Merrill Lynch	3 Month LIBOR	Pay	5.00	4/15/18	14,860	1,267
	3 Month LIBOR	Receive	5.40	4/16/23	18,645	(1,337)
						$6,520

EUR        — Euro

LIBOR    — London Inter Bank Offer Rate

Zero Coupon Swap Contracts

The Portfolio had the following zero coupon swap agreement(s) open at period end:

				Unrealized
	Notional			Appreciation
	Amount		Termination	(Depreciation)
Swap Counterparty	(000)	Receive	Date	(000)
Barclays Capital	$12,018	3 Month LIBOR	11/15/19	$(2,443)
	8,152	3 Month LIBOR	11/15/21	(2,013)
Deutsche Bank	5,488	3 Month LIBOR	11/15/21	(1,159)
JPMorgan Chase	6,228	3 Month LIBOR	5/15/21	(1,534)
	10,931	3 Month LIBOR	11/15/21	(2,588)
UBS	3,394	3 Month LIBOR	11/15/19	(604)
				$(10,341)

LIBOR    — London Inter Bank Offer Rate

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities

December 31, 2008
(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $686,001)	$666,486
Investment in Security of Affiliated Issuer, at Value (Cost $23,007)	23,007
Total Investments in Securities, at Value (Cost $709,008)	689,493
Cash	6
Unrealized Appreciation on Swap Agreements	61,233
Receivable for Forward Commitments†	58,275
Interest Receivable	2,561
Receivable for Investments Sold	566
Receivable for Portfolio Shares Sold	448
Foreign Currency, at Value (Cost $48)	48
Dividends Receivable	29
Receivable from Affiliate	7
Foreign Withholding Tax Reclaim Receivable	1
Other Assets	10
Total Assets	812,677
Liabilities:
Payable for Forward Commitments	197,000
Unrealized Depreciation on Swap Agreements	64,962
Due to Broker	16,608
Payable for Portfolio Shares Redeemed	11,699
Options Written, at Value (Premiums Received $224)	650
Investment Advisory Fees Payable	493
Administration Fees Payable	113
Payable for Lehman Brothers Closed Swap Transactions	305
Distribution Fees — Class II Shares	70
Custodian Fees Payable	9
Directors’ Fees and Expenses Payable	1
Other Liabilities	71
Total Liabilities	291,981
NET ASSETS	$520,696
Net Assets Consist of:
Paid-in Capital	$593,558
Undistributed Net Investment Income	29,766
Accumulated Net Realized Loss	(80,574)
Unrealized Appreciation (Depreciation) on:
Investments	(19,515)
Foreign Currency Translations	1
Futures Contracts	1,615
Options Written	(426)
Swaps	(3,729)
Net Assets	$520,696
CLASS I:
Net Assets	$193,344
Net Asset Value, Offering and Redemption Price Per Share Applicable to 19,521,292 Outstanding
$0.001 Par Value Shares (Authorized 500,000,000 Shares)	$9.90
CLASS II:
Net Assets	$327,352
Net Asset Value, Offering and Redemption Price Per Share Applicable to 33,386,224 Outstanding
$0.001 Par Value Shares (Authorized 500,000,000 Shares)	$9.81

†                  Receivable for Forward Commitments balance includes approximately $24,000 of exposure to Lehman Brothers as of December 31, 2008. Due to the uncertain nature surrounding the collectability of this receivable, this balance has been written down from its original amount.

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Core Plus Fixed Income Portfolio

Statement of Operations

Year Ended
December 31, 2008
(000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $—@ Foreign Taxes Withheld)	$29,573
Dividends from Security of Affiliated Issuer	1,739
Dividends from Securities of Unaffiliated Issuers	314
Total Investment Income	31,626
Expenses:
Investment Advisory Fees (Note B)	2,242
Administration Fees (Note C)	1,498
Distribution Fees — Class II Shares (Note D)	1,257
Shareholder Reporting Fees	88
Professional Fees	55
Custodian Fees (Note F)	41
Directors’ Fees and Expenses	9
Transfer Agency Fees (Note E)	3
Other	40
Total Expenses	5,233
Distribution Fees — Class II Shares Waived (Note D)	(359)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note I)	(59)
Expense Offset (Note F)	(1)
Net Expenses	4,814
Net Investment Income	26,812
Realized Gain (Loss) on:
Investments Sold	(88,412)
Foreign Currency Transactions	407
Options Written	(179)
Futures Contracts	3,078
Swap Agreements	11,250
Net Realized Loss	(73,856)
Change in Unrealized Appreciation (Depreciation) on:
Investments	(8,650)
Foreign Currency Exchange Contracts and Translations	(16)
Options Written	(426)
Futures Contracts	384
Swap Agreements	(13,011)
Net Change in Unrealized Appreciation (Depreciation)	(21,719)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(95,575)
Net Decrease in Net Assets Resulting from Operations	$(68,763)

@    Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Core Plus Fixed Income Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007
	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$26,812	$24,175
Net Realized Gain (Loss)	(73,856)	4,095
Net Change in Unrealized Appreciation (Depreciation)	(21,719)	637
Net Increase (Decrease) in Net Assets Resulting from Operations	(68,763)	28,907
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(11,183)	(10,311)
Class II:
Net Investment Income	(15,697)	(8,400)
Total Distributions	(26,880)	(18,711)
Capital Share Transactions:(1)
Class I:
Subscriptions	40,763	38,767
Distributions Reinvested	11,183	10,311
Redemptions	(90,468)	(68,062)
Class II:
Subscriptions	144,401	221,553
Distributions Reinvested	15,697	8,400
Redemptions	(140,547)	(10,334)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(18,971)	200,635
Total Increase (Decrease) in Net Assets	(114,614)	210,831
Net Assets:
Beginning of Period	635,310	424,479
End of Period (Including Undistributed Net Investment Income of $29,766 and $26,447, respectively)	$520,696	$635,310
(1) Capital Share Transactions:
Class I:
Shares Subscribed	3,823	3,392
Shares Issued on Distributions Reinvested	1,081	927
Shares Redeemed	(8,750)	(5,939)
Net Decrease in Class I Shares Outstanding	(3,846)	(1,620)
Class II:
Shares Subscribed	13,591	19,550
Shares Issued on Distributions Reinvested	1,531	762
Shares Redeemed	(13,486)	(910)
Net Increase in Class II Shares Outstanding	1,636	19,402

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$11.59	$11.40	$11.52	$11.55	$11.54
Income (Loss) from Investment Operations
Net Investment Income#	0.49	0.55	0.42	0.33	0.33
Net Realized and Unrealized Gain (Loss)	(1.67)	0.06	(0.01)	0.15	0.15
Total from Investment Operations	(1.18)	0.61	0.41	0.48	0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.51)	(0.42)	(0.47)	(0.42)	(0.44)
Net Realized Gain	—	—	(0.06)	(0.09)	(0.03)
Total Distributions	(0.51)	(0.42)	(0.53)	(0.51)	(0.47)
Net Asset Value, End of Period	$9.90	$11.59	$11.40	$11.52	$11.55
Total Return ±	(10.20)%	5.46%	3.73%	4.21%	4.37%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$193,344	$270,733	$284,764	$290,727	$284,223
Ratio of Expenses to Average Net Assets(1)	0.66%+	0.65%+	0.68%	0.68%	0.70%
Ratio of Net Investment Income to Average Net Assets(1)	4.65%+	4.83%+	3.72%	2.89%	2.90%
Portfolio Turnover Rate	447%	162%	141%	172%	287%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	N/A	N/A	N/A	N/A	0.72%
Net Investment Income to Average Net Assets	N/A	N/A	N/A	N/A	2.88%

#	Per share amount is based on average shares outstanding.
±

Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by approximately 0.01%.

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Financial Highlights

Core Plus Fixed Income Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$11.48	$11.31		$11.46	$11.51	$11.52
Income (Loss) from Investment Operations
Net Investment Income#	0.46	0.50		0.40	0.31	0.30
Net Realized and Unrealized Gain (Loss)	(1.64)	0.08		(0.03)	0.14	0.16
Total from Investment Operations	(1.18)	0.58		0.37	0.45	0.46
Distributions from and/or in Excess of:
Net Investment Income	(0.49)	(0.41)		(0.46)	(0.41)	(0.44)
Net Realized Gain	—	—		(0.06)	(0.09)	(0.03)
Total Distributions	(0.49)	(0.41)		(0.52)	(0.50)	(0.47)
Net Asset Value, End of Period	$9.81	$11.48		$11.31	$11.46	$11.51
Total Return ±	(10.46)%	5.22%		3.56%	3.93%	4.07%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$327,352	$364,577		$139,715	$44,822	$23,090
Ratio of Expenses to Average Net Assets(1)	0.91%+	0.90	%+	0.93%	0.93%	0.95%
Ratio of Net Investment Income to Average Net Assets(1)	4.38%+	4.42	%+	3.58%	2.69%	2.66%
Portfolio Turnover Rate	447%	162%		141%	172%	287%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.01%+	1.00	%+	1.03%	1.03%	1.07%
Net Investment Income to Average Net Assets	4.28%+	4.32	%+	3.48%	2.59%	2.54%

#	Per share amount is based on average shares outstanding.
±

Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by approximately 0.01%.

The accompanying notes are an integral part of the financial statements.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the Core Plus Fixed Income Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities. The Portfolio invests primarily in a diversified mix of U.S. dollar denominated investment grade fixed income securities, particularly U.S. government, corporate and mortgage securities. The Portfolio offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.            Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.             Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•                  investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•                 investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations,

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign” shares’ market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.             Foreign Currency Exchange Contracts: The Portfolio may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. The Portfolio may also enter into cross currency hedges which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Assets and Liabilities.

At December 31, 2008, the Portfolio did not have any outstanding foreign currency exchange contracts.

4.             Forward Commitments and When-Issued/Delayed Delivery Securities: The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Liquid securities or cash is designated in an amount at least equal to these commitments. Securities held for this purpose cannot be sold while this strategy is outstanding, unless replaced with other assets. As a result, there is a possibility that as designated assets reach certain levels, the Portfolio may lose some flexibility in managing its investments, responding to shareholder redemption requests, or meeting other current obligations. Such transactions may give rise to a form of leverage. This can cause the Portfolio to be more volatile than if it had not been leveraged, as leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s securities.

5.              Futures: The Portfolio may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as “initial margin”) are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains (losses) in the Statement of Operations. “Due from (to) Broker” is comprised of initial margin and variation margin, as stated in the Statement of Assets and Liabilities.

The Portfolio may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the related amounts recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

6.             Swap Agreements: The Portfolio may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Securities designated as collateral for swap agreements, if any, are designated as such in the Portfolio of Investments. Cash collateral for swap agreements, if applicable, is deposited with the broker serving as counterparty to the agreement, and is included in “Due from (to) Broker” on the Statement of Assets and Liabilities. The following summarizes swaps which may be entered into by the Portfolio.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts on the Statement of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded within realized gain (loss) on swaps on the Statement of Operations. Credit default swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts on the Statement of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded within realized gain (loss) on swaps on the Statement of Operations. In a zero-coupon interest rate swap, payments only occur at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of LIBOR investments been rolled over through the life of the swap. The Portfolio amortizes its interest payment obligation over the life of the swap. The amortized portion of this payment is recorded within realized gain (loss) on the Statement of Operations. The unamortized portion of this payment is included in “Due from (to) Broker” on the Statement of Assets and Liabilities. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains (losses) in the Statement of Operations.

Realized gains (losses) on maturity or termination of swap agreements are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the unrealized gain (loss) reported in the Statement of Assets and Liabilities may differ from that which would be realized in the event the Portfolio terminated its position in the agreement.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

terms of the agreements and are generally limited to the amount of net interest payments to be received, if any, at the date of default. Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Assets and Liabilities.

7.             Purchased and Written Options: The Portfolio may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain (loss). By writing a covered call option, the Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, the Portfolio, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

The Portfolio may purchase call and put options on its portfolio securities or other financial instruments. The Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. The Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Options written for the year ended December 31, 2008 were as follows:

		Total
	Total	Premiums
	Number of	Received
	Contracts	(000)
Options Outstanding - January 1, 2008	—	$—
Options Written	1,732	862
Options Terminated in Closing Purchase Transactions	(1,282)	(638)
Options Outstanding - December 31, 2008	450	$224

8.              New Accounting Pronouncement: On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

9.             Fair Value Measurement: The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s investments carried at value:

		Other
	Investments	Financial
	in Securities	Instruments*
Valuation Inputs	(000)	(000)
Level 1 - Quoted Prices	$24,053	$965
Level 2 - Other Significant Observable Inputs	662,350	(3,729)
Level 3 - Significant Unobservable Inputs	3,090	—
Total	$689,493	$(2,764)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

		Other
	Investments	Financial
	in Securities	Instruments*
	(000)	(000)
Balance as of 12/31/07	$586	$—
Accrued discounts/premiums	— @	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(91)	—
Net purchases (sales)	(495)	—
Net transfers in and/or out of Level 3	3,090	—
Balance as of 12/31/08	$3,090	$—
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at 12/31/08.	$(15,041)	$—

*        Other financial instruments include futures, options and swap contracts.

@    Amount is less than $500.

10.      Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains (losses) are allocated to each class of shares based upon their relative net assets or other appropriate measures

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $1	Over $1
billion	billion
0.375%	0.30%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.70% for Class I shares and 0.95% for Class II shares. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund and provides the Portfolio’s Class II shareholders with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.10% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2008, this waiver amounted to approximately $359,000.

E. Dividend Disbursing and Transfer Agent:  Effective June 9, 2008, the Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Prior to June 9, 2008, JPMorgan Investor Services Company provided dividend disbursing and transfer agency services for the Fund.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

F. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

G. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

H. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2008 and 2007 was as follows:

2008 Distributions		2007 Distributions
Paid From		Paid From
Ordinary	Long-Term	Ordinary	Long-Term
Income	Capital Gain	Income	Capital Gain
(000)	(000)	(000)	(000)
$26,880	$—	$18,711	$—

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, swap transactions, investment in certain fixed income securities and paydown adjustments, resulted in the following reclassifications among the components of net assets at December 31, 2008:

Undistributed
(Distributions in
Excess of) Net	Accumulated
Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$3,387	$(3,387)	$—

At December 31, 2008, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income	Capital Gain
(000)	(000)
$29,865	$—

At December 31, 2008, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

			Net
			Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
(000)	(000)	(000)	(000)
$709,014	$15,571	$(35,092)	$(19,521)

Net capital, passive foreign investment company (“PFIC”) and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio deferred to January 2, 2009, for U.S. Federal income tax purposes, capital losses of approximately $22,229,000.

At December 31, 2008, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $56,501,000, of which, $509,000 will expire on December 31, 2014 and $55,992,000 will expire on December 31, 2016.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

I. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the year ended December 31, 2008, advisory fees paid were reduced by approximately $59,000 relating to the Portfolio’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2008 is as follows:

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	December 31,
2007	at Cost	Proceeds	Income	2008
(000)	(000)	(000)	(000)	(000)
$90,486	$646,472	$713,951	$1,739	$23,007

For the year ended December 31, 2008, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $2,614,150,000 and $2,717,193,000, respectively. For the year ended December 31, 2008, purchases and sales of long-term U.S. Government securities were approximately $125,755,000 and $134,893,000, respectively.

During the year ended December 31, 2008, the Portfolio incurred no brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

J. Other: At December 31, 2008, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 50.4% and 94.6%, for Class I and Class II shares, respectively.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Core Plus Fixed Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Core Plus Fixed Income Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Core Plus Fixed Income Portfolio of The Universal Institutional Funds, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 16, 2009

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (unaudited)

Independent Directors:

Number of
Portfolios in
Fund
Complex
Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time		Independent	Other Directorships Held by
Independent Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Independent Director
Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Institute (policy organization) through November 2008; retired as Admiral in the U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officer de l’Orde National du Mérite by the French Government.

				161	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of

Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				163	Director of various business organizations.

Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	161	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	163	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	164	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (cont’d)

Independent Directors (cont’d):

				Number of
				Portfolios in
				Fund
				Complex
				Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time		Independent	Other Directorships Held by Independent
Independent Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Director
Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				161	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	163	None.

W. Allen Reed (61) † c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	161	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	164	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Number of
Portfolios in
Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time		Interested	Other Directorships Held by Interested
Interested Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Director
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	162	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*    This is the earliest date the Directors began serving the Retail Funds or Institutional Funds.  Each Director serves an indefinite term, until his or her successor is elected.

**      The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. (“MSIM”) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA, The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

†              For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (cont’d)

Officers:

	Position(s)	Term of Office
	Held with	and Length of
Name, Age and Address of Executive Officer	Registrant	Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (34) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Amy R. Doberman (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 — April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*     This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.  Each Officer serves an indefinite term, until his or her successor is elected.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Adviser and Administrator	Custodian

Morgan Stanley Investment Management Inc.	JPMorgan Chase Bank, N.A.
522 Fifth Avenue	270 Park Avenue
New York, New York 10036	New York, New York 10017

Distributor	Legal Counsel

Morgan Stanley Distribution, Inc.	Clifford Chance US LLP
One Tower Bridge	31 West 52nd Street
100 Front Street, Suite 1100	New York, New York 10019-6131
West Conshohocken, PA 19428-2899

Dividend Disbursing and Transfer Agent	Independent Registered Public Accounting Firm

Morgan Stanley Services Company Inc.	Ernst & Young LLP
P.O. Box 219804	200 Clarendon Street
Kansas City, MO 64121-9804	Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund’s Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the Securities and Exchange Commission’s website at www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at www.sec.gov.

UIFCPFIANN
IU09-00743P-Y12/08

The Universal Institutional Funds, Inc. Annual Report – December 31, 2008

Global Franchise Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Expense Example (unaudited)

Global Franchise Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

				Actual		Net
	Beginning	Actual Ending		Expenses		Expense
	Account	Account	Hypothetical	Paid	Hypothetical	Ratio
	Value	Value	Ending Account	During	Expenses Paid	During
	7/1/08	12/31/08	Value	Period*	During Period*	Period
Global Franchise Class II	$1,000.00	$826.10	$1,019.20	$5.42	$5.99	1.18%

*            Expenses are calculated using the Portfolio’s annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Overview (unaudited)

Global Franchise Portfolio

The Global Franchise Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio’s sub-adviser, Morgan Stanley Investment Management Limited (the “Sub-Adviser”) seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that it believes have, among other things, resilient business franchises and growth potential. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability. The risks of investing in emerging-markets countries are greater than risks generally associated with foreign investments.

Performance

For the fiscal year ended December 31, 2008, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -28.94%, net of fees, for Class II shares. The Portfolio’s Class II shares outperformed against the Morgan Stanley Capital International (MSCI) World Index (the “Index”) which returned -40.71%.

Factors Affecting Performance

•                  The 12-month period was a very difficult year for global markets. All sectors had substantially negative returns, with financials, materials and industrials the weakest groups. Although the Portfolio also registered declines in each of its sectors, it preserved capital better than the Index during the period, as is consistent with its past performance history in falling markets. Although past performance is no guarantee of future results, the Portfolio has historically generated a substantial portion of its outperformance by preserving capital in falling markets.

•                  Generally the Portfolio’s performance in 2008 was divided into two distinct periods, corresponding to the surge and then the pullback in commodity prices. In the first half of the year, the Portfolio underperformed the Index as strongly rising commodity prices created a wide dispersion in sector returns. While energy and materials produced solid gains, other sectors such as consumer staples (in which the Portfolio holds a large weighting) declined considerably as their margins were squeezed by rising input costs. However, market conditions shifted dramatically in July. Commodity prices began a swift retreat that persisted through the end of the year, and global stock markets endured a major correction in the third and fourth quarters. Sectors perceived to preserve capital better in economic downturns, such as consumer staples, began to rebound as lower energy and raw materials costs eased the pressure on consumer staples companies’ margins. In this environment, the Portfolio outperformed the Index in the second half of 2008.

•                  For the period overall, the Portfolio’s underweights in the market’s weakest sectors (financials and materials), along with good stock selection decisions in industrials, materials and financials, were beneficial to relative returns. This positioning allowed the Portfolio to register a significantly less negative return than the Index in the very difficult environment.

•                  However, some of the other sectors that outperformed the broad Index during the period, including health care and utilities, were held by the Portfolio in smaller proportions than in the Index. As a result, these underweight positions detracted from performance on a relative basis for the 12-month period.

•                  Positive contributors to performance during the period were Kao Corporation, McGraw-Hill, and Scotts Miracle-Gro.*

•                  The largest detractors were Imperial Tobacco, British American Tobacco, Swedish Match, Harley-Davidson and Unilever.*

Management Strategies

•                  During the year, we sold three of the Portfolio’s four pharmaceutical holdings. In our view, the strength of these franchises was eroding, given anticipated patent expirations over the next several years. Purchases in 2008 included Procter & Gamble, Estee Lauder, Starbucks, eBay and McGraw Hill, and the repurchase of Danone.* The recent market correction has presented us an opportunity to take positions in companies that we have been watching for some time but previously have been too expensive.

•                  We do not attempt to predict from a macro perspective the direction of the markets. Our focus remains on the Global Franchise philosophy of seeking exceptional quality at compelling value. As a result of the market correction, we are finding opportunities to add quality franchises to the Portfolio in companies that were previously not available to us for valuation reasons.

•                  We continue to seek investment opportunities in companies with strong business franchises that have a dominant intangible asset which helps protect them. Additionally, we demand sound management, substantial free cash flow and growth potential. We invest in these high quality companies only when we can identify compelling value as measured by a current free cash flow yield in excess of the risk-free bond

2

The Universal Institutional Funds, Inc. Annual Report – December 31, 2008

Investment Overview (cont’d)

Global Franchise Portfolio

yield. We seek to deliver attractive returns while minimizing business and valuation risk. Our goal is for the Portfolio to outperform broadly-based benchmarks over the long term with less than average volatility.

*            The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

Performance Compared to the Morgan Stanley Capital International (MSCI) World Index(1)

	Total Returns(2)
		Average Annual
	One	Five	Since
	Year	Years	Inception(4)
Portfolio – Class II(3)	(28.94)%	3.66%	7.15%
MSCI World Index	(40.71)	(0.51)	4.10

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.vankampen.com. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)          Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)          Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)          Commenced operations on April 30, 2003.

(4)          For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

**               Commenced operations on April 30, 2003.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Portfolio Composition

Percentage of
Classification	Total Investments
Tobacco	23.9%
Food Products	17.4
Household Products	10.2
Media	9.3
Beverages	8.6
Other***	27.8
Short-Term Investments	2.8
Total Investments	100.0%

***	Industries which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other.”

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments

Global Franchise Portfolio

		Value
	Shares	(000)
Common Stocks (96.7%)
Finland (2.2%)
Kone Oyj, Class B	100,792	$2,210
France (5.7%)
Groupe Danone	51,083	3,083
Pernod-Ricard S.A.	34,992	2,595
		5,678
Ireland (5.0%)
C&C Group plc	433,775	878
Experian plc	644,329	4,035
		4,913
Japan (3.2%)
Kao Corp.	106,000	3,210
Netherlands (7.7%)
Reed Elsevier N.V.	296,762	3,497
Wolters Kluwer N.V.	219,064	4,137
		7,634
Sweden (4.2%)
Swedish Match AB	291,657	4,175
Switzerland (6.7%)
Nestle S.A. (Registered)	95,036	3,746
Novartis AG (Registered)	58,739	2,943
		6,689
United Kingdom (28.9%)
British American Tobacco plc	312,518	8,120
Cadbury plc	424,484	3,716
Diageo plc	186,230	2,591
Imperial Tobacco Group plc	236,434	6,316
Reckitt Benckiser Group plc	98,839	3,682
Unilever plc	187,501	4,261
		28,686
United States (33.1%)
Brown-Forman Corp., Class B	48,210	2,482
Career Education Corp. (a)	101,786	1,826
eBay, Inc. (a)	136,541	1,906
Estee Lauder Cos., Inc. (The)	78,348	2,426
Fortune Brands, Inc.	58,746	2,425
Harley-Davidson, Inc.	96,794	1,643
Kellogg Co.	54,253	2,379
McGraw-Hill Cos., Inc. (The)	66,355	1,539
Moody’s Corp.	85,131	1,710
Philip Morris International, Inc.	114,494	4,982
Procter & Gamble Co.	51,779	3,201
Scotts Miracle-Gro, Co. (The), Class A	75,885	2,255
Starbucks Corp. (a)	184,594	1,746
Weight Watchers International, Inc.	80,159	2,358
		32,878
Total Common Stocks (Cost $116,414)		96,073
Short-Term Investment (2.8%)
Investment Company (2.8%)
Morgan Stanley Institutional Liquidity Government Portfolio — Institutional Class
(Cost $2,815) (b)	2,814,737	2,815
Total Investments (99.5%) (Cost $119,229) (c)		98,888
Other Assets in Excess of Liabilities (0.5%)		506
Net Assets (100%)		$99,394

(a)                                  Non-income producing security.

(b)                                 See Note I within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Government Portfolio — Institutional Class.

(c)                                  The approximate market value and percentage of total investments, $63,195,000 and 63.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency				In			Net
to				Exchange			Unrealized
Deliver		Value	Settlement	For		Value	Appreciation
(000)		(000)	Date	(000)		(000)	(000)
GBP	2,530	$3,636	1/26/09	USD	3,780	$3,780	$144
GBP	2,530	3,636	1/26/09	USD	3,784	3,784	148
GBP	305	438	1/26/09	USD	456	456	18
GBP	2,565	3,685	1/26/09	USD	3,839	3,839	154
		$11,395				$11,859	$464

GBP	— British Pound
USD	— United States Dollar

The accompanying notes are an integral part of the financial statements.

4

The Universal Institutional Funds, Inc. Annual Report – December 31, 2008

Global Franchise Portfolio

Statement of Assets and Liabilities

December 31, 2008
(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $116,414)	$96,073
Investment in Security of Affiliated Issuer, at Value (Cost $2,815)	2,815
Total Investments in Securities, at Value (Cost $119,229)	98,888
Cash	37
Unrealized Appreciation on Foreign Currency Exchange Contracts	464
Foreign Currency, at Value (Cost $137)	140
Dividends Receivable	136
Foreign Withholding Tax Reclaim Receivable	71
Receivable for Portfolio Shares Sold	3
Receivable from Affiliate	1
Other Assets	2
Total Assets	99,742
Liabilities:
Investment Advisory Fees Payable	202
Payable for Investments Purchased	43
Payable for Portfolio Shares Redeemed	39
Administration Fees Payable	21
Custodian Fees Payable	7
Distribution Fees — Class II Shares	4
Other Liabilities	32
Total Liabilities	348
NET ASSETS	$99,394
Net Assets Consist of:
Paid-in Capital	$108,784
Undistributed Net Investment Income	7,513
Accumulated Net Realized Gain	2,974
Unrealized Appreciation (Depreciation) on:
Investments	(20,341)
Foreign Currency Exchange Contracts and Translations	464
Net Assets	$99,394
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 8,419,406 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$11.81

The accompanying notes are an integral part of the financial statements.

5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Global Franchise Portfolio

Statement of Operations

Year Ended
December 31, 2008
(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $363 Foreign Taxes Withheld)	$5,007
Dividends from Security of Affiliated Issuer	74
Interest from Securities of Unaffiliated Issuers	5
Total Investment Income	5,086
Expenses:
Investment Advisory Fees (Note B)	1,117
Distribution Fees — Class II Shares (Note D)	488
Administration Fees (Note C)	352
Custodian Fees (Note F)	35
Shareholder Reporting Fees	28
Professional Fees	24
Directors’ Fees and Expenses	3
Transfer Agency Fees (Note E)	1
Other	15
Total Expenses	2,063
Distribution Fees — Class II Shares Waived (Note D)	(418)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note I)	(4)
Expense Offset (Note F)	—@
Net Expenses	1,641
Net Investment Income	3,445
Realized Gain (Loss) on:
Investments Sold	2,978
Foreign Currency Transactions	4,664
Net Realized Gain	7,642
Change in Unrealized Appreciation (Depreciation) on:
Investments	(57,913)
Foreign Currency Exchange Contracts and Translations	(131)
Net Change in Unrealized Appreciation (Depreciation)	(58,044)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(50,402)
Net Decrease in Net Assets Resulting from Operations	$(46,957)

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Global Franchise Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007
	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$3,445	$3,377
Net Realized Gain	7,642	6,460
Net Change in Unrealized Appreciation (Depreciation)	(58,044)	6,728
Net Increase (Decrease) in Net Assets Resulting from Operations	(46,957)	16,565
Distributions from and/or in Excess of:
Class II:
Net Investment Income	(2,437)	—
Net Realized Gain	(8,712)	(16,227)
Total Distributions	(11,149)	(16,227)
Capital Share Transactions:(1)
Class II:
Subscriptions	5,018	15,119
Distributions Reinvested	11,149	16,227
Redemptions	(38,379)	(21,364)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(22,212)	9,982
Total Increase (Decrease) in Net Assets	(80,318)	10,320
Net Assets:
Beginning of Period	179,712	169,392
End of Period (Including Undistributed Net Investment Income of $7,513 and $1,841, respectively)	$99,394	$179,712
(1) Capital Share Transactions:
Class II:
Shares Subscribed	319	815
Shares Issued on Distributions Reinvested	809	901
Shares Redeemed	(2,645)	(1,176)
Net Increase (Decrease) in Class II Shares Outstanding	(1,517)	540

The accompanying notes are an integral part of the financial statements.

7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Financial Highlights

Global Franchise Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$18.09	$18.03		$15.42	$13.81	$12.33
Income (Loss) from Investment Operations
Net Investment Income#	0.37	0.34		0.25	0.22	0.16
Net Realized and Unrealized Gain (Loss)	(5.42)	1.42		2.99	1.43	1.42
Total from Investment Operations	(5.05)	1.76		3.24	1.65	1.58
Distributions from and/or in Excess of:
Net Investment Income	(0.27)	—		(0.24)	—	(0.02)
Net Realized Gain	(0.96)	(1.70)		(0.39)	(0.04)	(0.08)
Total Distributions	(1.23)	(1.70)		(0.63)	(0.04)	(0.10)
Net Asset Value, End of Period	$11.81	$18.09		$18.03	$15.42	$13.81
Total Return ±	(28.94)%	9.78%		21.51%	11.98%	12.77%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$99,394	$179,712		$169,392	$152,473	$71,319
Ratio of Expenses to Average Net Assets(1)	1.18%+	1.16	%+	1.19%	1.20%	1.20%
Ratio of Net Investment Income to Average Net Assets(1)	2.47%+	1.86	%+	1.51%	1.50%	1.22%
Portfolio Turnover Rate	26%	22%		28%	15%	9%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.48%+	1.46	%+	1.49%	1.54%	1.65%
Net Investment Income to Average Net Assets	2.17%+	1.56	%+	1.21%	1.16%	0.77%

#                 Per share amount is based on average shares outstanding.

±                 Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

+                 Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Government Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

The accompanying notes are an integral part of the financial statements.

8

The Universal Institutional Funds, Inc. Annual Report – December 31, 2008

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the Global Franchise Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that the Portfolio’s Sub-Adviser, Morgan Stanley Investment Management Limited (the “Sub-Adviser” or “MSIM Limited”) believes have, among other things, resilient business franchises and growth potential. The Portfolio currently offers Class II shares only, although Class I shares may be offered in the future.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Portfolio has suspended the offering of its shares to investors through insurance and variable annuity contracts or qualified pension or retirement plans that have not previously offered the Portfolio as an investment option. The Portfolio will continue to offer its shares to investors through insurance and variable annuity contracts or qualified pension or retirement plans that have previously offered the Portfolio. The Portfolio may recommence offering its shares to investors through new insurance and variable annuity contracts or qualified pension or retirement plans at such time as the Adviser determines that it would be consistent with prudent portfolio management to do so.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.              Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•                  investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•                  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities

9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability

At December 31, 2008, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign” shares’ market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.              Foreign Currency Exchange Contracts: The Portfolio may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Assets and Liabilities.

4.              New Accounting Pronouncement: On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

5.              Fair Value Measurement: The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that

10

The Universal Institutional Funds, Inc. Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, pre payment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s investments carried at value:

		Other
	Investments	Financial
	in Securities	Instruments*
Valuation Inputs	(000)	(000)
Level 1 - Quoted Prices	$35,693	$—
Level 2 - Other Significant Observable Inputs	63,195	464
Level 3 - Significant Unobservable Inputs	—	—
Total	$98,888	$464

*  Other financial instruments include forwards.

At December 31, 2008, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

6.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer’s share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $500	Next $500	Over $1
million	million	billion
0.80%	0.75%	0.70%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.20%. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time.

MSIM Limited, a wholly-owned subsidiary of Morgan Stanley, serves as Sub-Adviser for the Portfolio on a day-to-day basis. MSIM Limited selects, buys and sells securities for the Portfolio under the supervision of the Adviser. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS

11

The Universal Institutional Funds, Inc. Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund and provides the Portfolio’s Class II shareholders with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.30% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2008, this waiver amounted to approximately $418,000.

E. Dividend Disbursing and Transfer Agent: Effective June 9, 2008, the Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Prior to June 9, 2008, JPMorgan Investor Services Company provided dividend disbursing and transfer agency services for the Fund.

F. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

G. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

H. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2008 and 2007 was as follows:

2008 Distributions		2007 Distributions
Paid From		Paid From
Ordinary	Long-Term	Ordinary	Long-Term
Income	Capital Gain	Income	Capital Gain
(000)	(000)	(000)	(000)
$3,550	$7,599	$551	$15,676

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, resulted in the following reclassifications among the components of net assets at December 31, 2008:

Undistributed
(Distributions in
Excess of) Net	Accumulated
Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$4,664	$(4,664)	$—

12

The Universal Institutional Funds, Inc. Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

At December 31, 2008, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income	Capital Gain
(000)	(000)
$7,980	$5,142

At December 31, 2008, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

			Net
			Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
(000)	(000)	(000)	(000)
$120,330	$3,678	$(25,120)	$(21,442)

Net capital, passive foreign investment company (“PFIC”) and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio deferred to January 2, 2009, for U.S. Federal income tax purposes, capital losses of approximately $1,068,000.

I. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Government Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Government Portfolio. For the year ended December 31, 2008, advisory fees paid were reduced by approximately $4,000 relating to the Portfolio’s investment in the Morgan Stanley Institutional Liquidity Government Portfolio.

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2008 is as follows:

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	December 31,
2007	at Cost	Proceeds	Income	2008
(000)	(000)	(000)	(000)	(000)
$2,193	$53,178	$52,556	$74	$2,815

For the year ended December 31, 2008, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $34,837,000 and $61,468,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2008.

During the year ended December 31, 2008, the Portfolio incurred less than $500 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

J. Other: At December 31, 2008, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 89.1% for Class II shares.

13

The Universal Institutional Funds, Inc. Annual Report – December 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of

Directors of The Universal Institutional Funds, Inc. —

Global Franchise Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Franchise Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Franchise Portfolio of The Universal Institutional Funds, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 16, 2009

14

The Universal Institutional Funds, Inc. Annual Report – December 31, 2008

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2008.

For corporate shareholders, 55.5% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $7,599,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio’s earnings for its taxable year ended December 31, 2008.

The Portfolio intends to pass through foreign tax credits of approximately $315,000, and has derived net income from sources within foreign countries amounting to approximately $4,315,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (unaudited)

Independent Directors:

Number of
Portfolios in
Fund
Complex
Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time		Independent	Other Directorships Held by Independent
Independent Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Director
Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC, (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Institute (policy organization) through November 2008; retired as Admiral in the U.S.Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officer de l’Orde National du Mérite by the French Government.

				161	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				163	Director of various business organizations.

Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	161	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	163	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	164	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (cont’d)

Independent Directors (cont’d):

				Number of
				Portfolios in
				Fund
				Complex
				Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time		Independent	Other Directorships Held by Independent
Independent Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Director
Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				161	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	163	None.

W. Allen Reed (61)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	161	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	164	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Number of
Portfolios in
		Term of		Fund
		Office and		Complex
	Position(s)	Length of		Overseen by
Name, Age and Address of	Held with	Time		Interested	Other Directorships Held by Interested
Interested Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Director
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	162	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Directors began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**

The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. (“MSIM”) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA, The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

†	For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (cont’d)

Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (34) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Amy R. Doberman (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 — April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Adviser and Administrator	Custodian
Morgan Stanley Investment Management Inc.	JPMorgan Chase Bank, N.A.
522 Fifth Avenue	270 Park Avenue
New York, New York 10036	New York, New York 10017

Distributor	Legal Counsel
Morgan Stanley Distribution, Inc.	Clifford Chance US LLP
One Tower Bridge	31 West 52nd Street
100 Front Street, Suite 1100	New York, New York 10019-6131
West Conshohocken, PA 19428-2899
Independent Registered Public Accounting Firm
Dividend Disbursing and Transfer Agent	Ernst & Young LLP
Morgan Stanley Services Company Inc.	200 Clarendon Street
P.O. Box 219804	Boston, Massachusetts 02116-5072
Kansas City, MO 64121-9804

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund’s Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the Securities and Exchange Commission’s website at www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at www.sec.gov.

UIFGFANN IU09-00746I-Y12/08

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Capital Growth Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Expense Examples (unaudited)

Capital Growth Portfolio

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

				Actual		Net
	Beginning	Actual Ending		Expenses		Expense
	Account	Account	Hypothetical	Paid	Hypothetical	Ratio
	Value	Value	Ending Account	During	Expenses Paid	During
	7/1/08	12/31/08	Value	Period*	During Period*	Period
Capital Growth Class I	$1,000.00	$565.90	$1,020.71	$3.46	$4.47	0.88%
Capital Growth Class II	1,000.00	564.80	1,019.46	4.44	5.74	1.13

*      Expenses are calculated using each Portfolio Class’ annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Overview (unaudited)

Capital Growth Portfolio

The Capital Growth Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the fiscal year ended December 31, 2008, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -49.19%, net of fees, for Class I shares and -49.35%, net of fees, for Class II shares. The Portfolio’s Class I and Class II shares underperformed against the Russell 1000® Growth Index (the “Index”) which returned -38.44%.

Factors Affecting Performance

•                  The market environment was extremely challenging in the 12-month period ended December 31, 2008. Paralysis in the credit markets and a complete reshaping of the financial industry prompted a significant loss of investor confidence. Risk aversion soared, as investors fled all segments of the stock and bond markets for the perceived safety of U.S. Treasuries and cash. Although the federal government and the Federal Reserve intervened with unprecedented policy measures, investors remained uncertain about the effectiveness of the response, particularly as the U.S. economy was officially declared in recession since December 2007. These events kept the stock market volatile through the end of the period.

•                  By far, stock selection in consumer discretionary had the largest negative impact on relative performance, despite the positive influence of an overweight to the sector. The main detractors within the sector were holdings in commercial services and retail stocks.

•                  Relative performance was also hurt by stock selection and an overweight in the financial services sector. Here, securities brokerage and services stocks were the primary area of weakness.

•                  Stock selection in technology was also a source of relative weakness, where holdings in communications technology lagged.

•                  In contrast, stock selection in the other energy sector was the largest positive contributor to relative performance, primarily due to natural gas producers. An overweight in the other energy sector slightly offset some of the relative gain.

•                  Both stock selection and an overweight in autos and transportation added relative value, driven by miscellaneous transportation (logistics) holdings.

•                  Finally, the Portfolio benefited from stock selection in the materials and processing sector, especially in steel companies.

Management Strategies

•                  In our view, market volatility is far greater than fundamental business volatility. The market is fearful, with investors making little differentiation on fundamentals and quality. It is our goal to hold a portfolio of high-quality growth stocks we believe will perform well regardless of the market environment. To that end, the investment team continues to focus on quality — evaluating the nature and sustainability of a company’s competitive advantage and balance sheet strength. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high quality stream of cash flow and earnings growth and the ability to redeploy capital at a high rate of return.

•                  At the margin, we have eliminated names that are more cyclical or where we believe there are stronger long-term opportunities elsewhere. We believe the Portfolio is well positioned for when the market once again begins to differentiate on fundamentals.

Performance Compared to the Russell 1000® Growth Index(1)

	Total Returns(2)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(5)
Portfolio – Class I(3)	(49.19)%	(4.26)%	(2.74)%	1.54%
Russell 1000® Growth Index	(38.44)	(3.42)	(4.27)	1.40
Portfolio – Class II(4)	(49.35)	(4.52)	—	(1.34)
Russell 1000® Growth Index	(38.44)	(3.42)	—	0.21

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.vankampen.com. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Overview (cont’d)

Capital Growth Portfolio

(1)

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)	Commenced operations on January 2, 1997.
(4)	Commenced operations on May 5, 2003.
(5)

For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Portfolio Composition

Percentage of
Classification	Total Investments
Financial — Miscellaneous	11.1%
Communications Technology	10.6
Computer Services Software & Systems	10.2
Energy — Miscellaneous	7.5
Chemicals	6.8
Retail	6.4
Services: Commercial	6.0
Other*	37.6
Short-Term Investments	3.8
Total Investments	100.0%

*      Industries which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other.”

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments

Capital Growth Portfolio

		Value
	Shares	(000)
Common Stocks (96.4%)
Advertising Agencies (0.6%)
Monster Worldwide, Inc. (a)	32,346	$391
Air Transport (3.1%)
Expeditors International Washington, Inc.	55,762	1,855
Biotechnology Research & Production (3.7%)
Genentech, Inc. (a)	12,389	1,027
Illumina, Inc. (a)	45,460	1,184
		2,211
Building: Cement (3.5%)
Cemex S.A.B. de C.V. ADR (a)	79,687	728
Martin Marietta Materials, Inc.	14,355	1,394
		2,122
Casinos & Gambling (3.0%)
Wynn Resorts Ltd. (a)	43,338	1,831
Chemicals (6.8%)
Monsanto Co.	58,348	4,105
Communications Technology (10.6%)
America Movil S.A.B. de C.V.,
Class L ADR	42,712	1,324
China Mobile Ltd. ADR	21,394	1,088
Cisco Systems, Inc. (a)	80,925	1,319
QUALCOMM, Inc.	39,987	1,433
Research In Motion Ltd. (a)	29,902	1,213
		6,377
Computer Services Software & Systems (10.3%)
Baidu, Inc. ADR (a)	5,683	742
Google, Inc., Class A (a)	12,165	3,742
Tencent Holdings Ltd.	194,200	1,264
VMware, Inc., Class A (a)	18,772	445
		6,193
Computer Technology (4.6%)
Apple, Inc. (a)	32,435	2,768
Seagate Technology, Inc. (a)(b)(c)	27,600	—
		2,768
Diversified Financial Services (1.9%)
CME Group, Inc.	5,554	1,156
Drugs & Pharmaceuticals (2.1%)
Allergan, Inc.	19,025	767
Gen-Probe, Inc. (a)	11,953	512
		1,279
Electronics: Medical Systems (1.0%)
Intuitive Surgical, Inc. (a)	4,849	616
Electronics: Semi-Conductors/Components (1.0%)
First Solar, Inc. (a)	4,158	574
Energy — Miscellaneous (7.5%)
Southwestern Energy Co. (a)	63,323	1,835
Ultra Petroleum Corp. (a)	78,711	2,716
		4,551

Finance Companies (1.3%)
BM&F Bovespa S.A.	307,005	808
Financial — Miscellaneous (11.1%)
American Express Co.	45,405	842
Berkshire Hathaway, Inc., Class B (a)	590	1,896
MasterCard, Inc., Class A	12,452	1,780
Redecard S.A.	132,349	1,476
Visa, Inc., Class A	13,439	705
		6,699
Insurance: Multi-Line (1.6%)
Loews Corp.	34,377	971
Real Estate Investment Trusts (REIT) (4.0%)
Brookfield Asset Management, Inc., Class A	158,202	2,416
Restaurants (2.0%)
Starbucks Corp. (a)	128,141	1,212
Retail (6.4%)
Amazon.com, Inc. (a)	75,342	3,863
Services: Commercial (6.0%)
Corporate Executive Board Co. (The)	26,019	574
eBay, Inc. (a)	84,574	1,181
Leucadia National Corp. (a)	95,674	1,894
		3,649
Shipping (2.3%)
C.H. Robinson Worldwide, Inc.	24,818	1,366
Wholesalers (2.0%)
Li & Fung Ltd.	682,000	1,177
Total Common Stocks (Cost $84,502)		58,190
Short-Term Investment (3.8%)
Investment Company (3.8%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class
(Cost $2,279) (d)	2,278,998	2,279
Total Investments (100.2%) (Cost $86,781) (e)		60,469
Liabilities in Excess of Other Assets (-0.2%)		(134)
Net Assets (100%)		$60,335

(a)	Non-income producing security.
(b)

At December 31, 2008, the Portfolio held a fair valued security valued at less than $500, representing less than 0.05% of net assets. The security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Directors.

(c)	Security has been deemed illiquid at December 31, 2008.
(d)	See Note I within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(e)

The approximate market value and percentage of total investments, $4,724,000 and 7.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Capital Growth Portfolio

Statement of Assets and Liabilities

December 31, 2008 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $84,502)	$58,190
Investment in Security of Affiliated Issuer, at Value (Cost $2,279)	2,279
Total Investments in Securities, at Value (Cost $86,781)	60,469
Receivable for Portfolio Shares Sold	17
Dividends Receivable	16
Receivable from Affiliate	1
Foreign Currency, at Value (Cost $—@)	—@
Other Assets	1
Total Assets	60,504
Liabilities:
Investment Advisory Fees Payable	88
Payable for Portfolio Shares Redeemed	16
Administration Fees Payable	13
Custodian Fees Payable	4
Distribution Fees — Class II Shares	3
Directors’ Fees and Expenses Payable	1
Other Liabilities	44
Total Liabilities	169
NET ASSETS	$60,335
Net Assets Consist of:
Paid-in Capital	$103,582
Distributions in Excess of Net Investment Income	(4)
Accumulated Net Realized Loss	(16,931)
Unrealized Appreciation (Depreciation) on:
Investments	(26,312)
Foreign Currency Translations	—@
Net Assets	$60,335
CLASS I:
Net Assets	$47,933
Net Asset Value, Offering and Redemption Price Per Share Applicable to 4,705,786 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.19
CLASS II:
Net Assets	$12,402
Net Asset Value, Offering and Redemption Price Per Share Applicable to 1,231,792 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.07

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Capital Growth Portfolio

Statement of Operations

Year Ended
December 31, 2008
(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $7 Foreign Taxes Withheld)	$820
Dividends from Security of Affiliated Issuer	122
Interest from Securities of Unaffiliated Issuers	—@
Total Investment Income	942
Expenses:
Investment Advisory Fees (Note B)	534
Administration Fees (Note C)	270
Distribution Fees — Class II Shares (Note D)	73
Shareholder Reporting Fees	44
Professional Fees	29
Custodian Fees (Note F)	22
Directors’ Fees and Expenses	2
Transfer Agency Fees (Note E)	1
Other	10
Total Expenses	985
Distribution Fees — Class II Shares Waived (Note D)	(21)
Investment Advisory Fees Voluntarily Waived (Note B)	(5)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note I)	(5)
Expense Offset (Note F)	—@
Net Expenses	954
Net Investment Loss	(12)
Realized Gain (Loss) on:
Investments Sold	1,178
Foreign Currency Transactions	4
Net Realized Gain	1,182
Change in Unrealized Appreciation (Depreciation) on:
Investments	(65,279)
Foreign Currency Translations	—@
Net Change in Unrealized Appreciation (Depreciation)	(65,279)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(64,097)
Net Decrease in Net Assets Resulting from Operations	$(64,109)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Capital Growth Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007
	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$(12)	$387
Net Realized Gain	1,182	18,602
Net Change in Unrealized Appreciation (Depreciation)	(65,279)	11,058
Net Increase (Decrease) in Net Assets Resulting from Operations	(64,109)	30,047
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(167)	—
Capital Share Transactions:(1)
Class I:
Subscriptions	5,595	8,003
Distributions Reinvested	167	—
Redemptions	(32,528)	(31,593)
Class II:
Subscriptions	5,649	3,862
Redemptions	(7,389)	(6,769)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(28,506)	(26,497)
Total Increase (Decrease) in Net Assets	(92,782)	3,550
Net Assets:
Beginning of Period	153,117	149,567
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $(4) and $380, respectively)	$60,335	$153,117
(1) Capital Share Transactions:
Class I:
Shares Subscribed	371	435
Shares Issued on Distributions Reinvested	9	—
Shares Redeemed	(1,969)	(1,723)
Net Decrease in Class I Shares Outstanding	(1,589)	(1,288)
Class II:
Shares Subscribed	375	206
Shares Redeemed	(483)	(373)
Net Decrease in Class II Shares Outstanding	(108)	(167)

The accompanying notes are an integral part of the financial statements.

7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Financial Highlights

Capital Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$20.09	$16.48		$15.83	$13.75	$12.78
Income (Loss) from Investment Operations
Net Investment Income (Loss)#	0.01	0.05		(0.03)	(0.01)	0.07
Net Realized and Unrealized Gain (Loss)	(9.88)	3.56		0.68	2.16	0.92
Total from Investment Operations	(9.87)	3.61		0.65	2.15	0.99
Distributions from and/or in Excess of:
Net Investment Income	(0.03)	—		—	(0.07)	(0.02)
Net Asset Value, End of Period	$10.19	$20.09		$16.48	$15.83	$13.75
Total Return ±	(49.19)%	21.91%		4.11%	15.71%	7.77%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$47,933	$126,476		$124,941	$141,764	$150,361
Ratio of Expenses to Average Net Assets(1)	0.85%+	0.82	%+	0.84%	0.83%	0.85%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	0.03%+	0.30	%+	(0.21)%	(0.09)%	0.53%
Portfolio Turnover Rate	42%	55%		63%	84%	177%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	0.85%+	N/A		N/A	N/A	0.89%
Net Investment Income to Average Net Assets	0.03%+	N/A		N/A	N/A	0.49%

#                 Per share amount is based on average shares outstanding.

±               Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

+                 Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

The accompanying notes are an integral part of the financial statements.

8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Financial Highlights

Capital Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$19.88	$16.34		$15.74	$13.68	$12.75
Income (Loss) from Investment Operations
Net Investment Income (Loss)#	(0.03)	0.01		(0.07)	(0.05)	0.05
Net Realized and Unrealized Gain (Loss)	(9.78)	3.53		0.67	2.16	0.90
Total from Investment Operations	(9.81)	3.54		0.60	2.11	0.95
Distributions from and/or in Excess of:
Net Investment Income	—	—		—	(0.05)	(0.02)
Net Asset Value, End of Period	$10.07	$19.88		$16.34	$15.74	$13.68
Total Return ±	(49.35)%	21.66%		3.81%	15.48%	7.43%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12,402	$26,641		$24,626	$24,838	$18,797
Ratio of Expenses to Average Net Assets(1)	1.10%+	1.07	%+	1.09%	1.08%	1.10%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	(0.20)%+	0.05	%+	(0.45)%	(0.33)%	0.39%
Portfolio Turnover Rate	42%	55%		63%	84%	177%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.20%+	1.17	%+	1.19%	1.18%	1.24%
Net Investment Income (Loss) to Average Net Assets	(0.30)%+	(0.05	)%+	(0.55)%	(0.43)%	0.26%

#                 Per share amount is based on average shares outstanding.

±                 Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

+                 Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

The accompanying notes are an integral part of the financial statements.

9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the Capital Growth Portfolio (formerly, Equity Growth Portfolio). The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The Portfolio offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

2.               New Accounting Pronouncement: On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

3.               Fair Value Measurement: The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s investments carried at value:

	Investments
	in Securities
Valuation Inputs	(000)
Level 1 - Quoted Prices	$55,745
Level 2 - Other Significant Observable Inputs	4,724
Level 3 - Significant Unobservable Inputs	—	*
Total	$60,469

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments
in Securities
(000)
Balance as of 12/31/07	$—	*
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Net transfers in and/or out of Level 3	—
Balance as of 12/31/08	$—	*
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at 12/31/08.	$—

* Includes a security which is valued at zero.

4.               Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains (losses) are allocated to each class of shares based upon their relative net assets or other appropriate measures.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $1	Next $1	Next $1	Over $3
billion	billion	billion	billion
0.50%	0.45%	0.40%	0.35%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.85% for Class I shares and 1.10% for Class II shares. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2008, this waiver amounted to approximately $5,000.

C.       Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund.

D.       Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund and provides the Portfolio’s Class II shareholders with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.10% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2008, this waiver amounted to approximately $21,000.

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

E.  Dividend Disbursing and Transfer Agent: Effective June 9, 2008, the Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Prior to June 9, 2008, JPMorgan Investor Services Company provided dividend disbursing and transfer agency services for the Fund.

F.  Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

G.  Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

H.  Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

Each of the tax years in the four year period ended December 31, 2008 remain subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2008 and 2007 was as follows:

2008 Distributions		2007 Distributions
Paid From		Paid From
Ordinary	Long-Term	Ordinary	Long-Term
Income	Capital Gain	Income	Capital Gain
(000)	(000)	(000)	(000)
$167	$—	$—	$—

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2008:

Undistributed
(Distributions in
Excess of) Net	Accumulated
Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$(205)	$90	$115

At December 31, 2008, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2008, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

			Net
			Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
(000)	(000)	(000)	(000)
$87,099	$3,829	$(30,459)	$(26,630)

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

Net capital, passive foreign investment company (“PFIC”) and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio deferred to January 2, 2009, for U.S. Federal income tax purposes, capital and currency losses of approximately $376,000 and less than $500, respectively.

At December 31, 2008, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $15,930,000, of which, $9,012,000 will expire on December 31, 2010 and $6,918,000 will expire on December 31, 2011.

Additionally, approximately $182,000 of capital loss carryforward has been brought forward as a result of the Portfolio’s merger with the LSA Capital Growth Fund. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards may apply. This acquired capital loss carryforward is expected to expire on December 31, 2010.

During the year ended December 31, 2008, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $1,267,000, of which approximately $325,000 of capital losses was acquired from the LSA Capital Growth Fund was utilized for Federal tax purposes during the year ended December 31, 2008.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

I. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the year ended December 31, 2008, advisory fees paid were reduced by approximately $5,000 relating to the Portfolio’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2008 is as follows:

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	December 31,
2007	at Cost	Proceeds	Income	2008
(000)	(000)	(000)	(000)	(000)
$6,728	$45,015	$49,464	$122	$2,279

For the year ended December 31, 2008, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $43,268,000 and $69,654,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2008.

During the year ended December 31, 2008, the Portfolio incurred no brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

J. Other: At December 31, 2008, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 83.9% and 94.5%, for Class I and Class II shares, respectively.

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Universal Institutional Funds, Inc. —

Capital Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Capital Growth Portfolio (formerly, Equity Growth Portfolio) (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Growth Portfolio of The Universal Institutional Funds, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 16, 2009

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2008.

For corporate shareholders, 99.8% of the dividends qualified for the dividends received deduction.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Institute (policy organization) through November 2008; retired as Admiral in the U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officer de l’Orde National du Mérite by the French Government.

				161	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				163	Director of various business organizations.

Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	161	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	163	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001- July 2003); CFO of the J. Paul Getty Trust.	164	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				161	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairpers- on of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	163	None.

W. Allen Reed (61)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	161	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	164	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	162	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Directors began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**

The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. (“MSIM”) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA, The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

†	For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (cont’d)

Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (34) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Global Head, Chief Operating Officer and Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Amy R. Doberman (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Adviser and Administrator	Custodian
Morgan Stanley Investment Management Inc.	JPMorgan Chase Bank, N.A.
522 Fifth Avenue	270 Park Avenue
New York, New York 10036	New York, New York 10017

Distributor	Legal Counsel
Morgan Stanley Distribution, Inc.	Clifford Chance US LLP
One Tower Bridge	31 West 52nd Street
100 Front Street, Suite 1100	New York, New York 10019-6131
West Conshohocken, PA 19428-2899

Dividend Disbursing and Transfer Agent	Independent Registered Public Accounting Firm
Morgan Stanley Services Company Inc.	Ernst & Young LLP
P.O. Box 219804	200 Clarendon Street
Kansas City, MO 64121-9804	Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund’s Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the Securities and Exchange Commission’s website at www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at www.sec.gov.

UIFEGANN
IU09-00744I-Y12/08

19

The Universal Institutional Funds, Inc. Annual Report – December 31, 2008

Global Real Estate Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Expense Example (unaudited)

Global Real Estate Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees (in the case of Class II shares) and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Actual Ending Account Value 12/31/08	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period
Global Real Estate Class II	$1,000.00	$641.10	$1,018.15	$5.73	$7.05	1.39%

*                 Expenses are calculated using the Portfolio’s annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Overview (unaudited)

Global Real Estate Portfolio

The Global Real Estate Portfolio (the “Portfolio”) seeks to provide current income and capital appreciation. The Portfolio’s adviser, Morgan Stanley Investment Management Inc. (the “Adviser”), and sub-advisers, Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company (the “Sub-Advisers,” and together with the Adviser, the “Advisers”), seek a combination of current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies (“REOCs”), real estate investment trusts (“REITs”) and similar entities established outside the U.S. (foreign real estate companies). The Portfolio will invest primarily in companies located in the developed countries of North America, Europe and Asia, but may also invest in emerging markets. The Advisers’ approach emphasizes a bottom-up stock selection with a top-down country allocation overlay. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less liquidity and the potential for market volatility and political instability. The risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments. The risks associated with ownership of REITs and the real estate industry in general include, fluctuations in the value of underlying property, defaults by borrowers or tenants, market saturation, decreases in market rents, interest rates, property taxes, increases in operating expenses and political or regulatory occurrences adversely affecting real estate.

Performance

For the fiscal year ended December 31, 2008, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -44.34%, net of fees, for Class II shares. The Portfolio’s Class II shares outperformed against the FTSE EPRA/NAREIT Global Real Estate Index— Net Total Return to U.S. Investors which returned -47.83% and underperformed against the Morgan Stanley Capital International (MSCI) World Index which returned -40.71%.

Factors Affecting Performance

•                  The Portfolio outperformed the benchmark, the FTSE EPRA/NAREIT Global Real Estate Index — Net Total Return to U.S. Investors, for the period. Among the three regional portfolios, the Asian and U.S. portfolios contributed to performance, while the European portfolio detracted from returns. With regard to global allocation among the regions, the underweight to Europe (on average for the period) modestly contributed to performance, the overweight to Asia modestly detracted and the underweight to the U.S. detracted from returns.

•                  In Asia, the Portfolio benefited from stock selection within and an underweight to Australia, stock selection in Hong Kong and an overweight to Japan; this was modestly offset by the overweight to Hong Kong.

•                  In Europe, the Portfolio, benefited from stock selection within and an underweight to Austria and stock selection in France and Sweden. The benefit was offset by stock selection within and an overweight to the U.K. as well as underweights to Belgium and Switzerland.

•                  In the U.S., the Portfolio benefited from stock selection in the shopping center, office and mall sectors as well as stock selection within (and an overweight to) the apartment sector. This was partially offset by overweights to the hotel and office sectors and an underweight to the storage and health care sectors.

Management Strategies

•                  The Portfolio is comprised of three regional portfolios with a global allocation which weights each of the three major regions (U.S., Europe and Asia) based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Moreover, each of the regional portfolios reflects our core investment philosophy as a real estate value investor, which results in the ownership of stocks that provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification.

•                  Our company-specific research has led us to specific preferences for sub-segments within each of the property sectors and countries. At the end of the period, the Portfolio was overweight the Asian listed property sector, neutral to the European listed property sector and underweight the U.S. listed property sector.

•                  We believe the Asian listed property sector will continue to exhibit stable underlying property fundamentals and asset values. The Portfolio’s overweight to the Asian region was predominated by REOCs in Hong Kong and Japan, which continue to trade at very large discounts to NAV. Despite only modest weakening in underlying fundamentals and favorable supply dynamics in the Hong Kong and Japanese real estate markets, the Hong Kong and Japanese REOCs experienced significant share price declines in the year. We continue to prefer the Asian REOCs, as these companies continue to offer better value relative to the REITs and

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Overview (cont’d)

Global Real Estate Portfolio

possess the ability to engage in value-added opportunities such as the development of new assets and redevelopment of existing assets, as opposed to the Asian REITs which are externally managed vehicles and limited to property ownership.

•                  The Portfolio was considerably underweight the Australian LPT sector, which ended the period trading at a discount to NAVs which still do not yet fully reflect prospective asset value declines.

•                  In Europe, stocks on the Continent posted large declines and ended the year trading at a discount to reported NAVs, which only reflect modest capital value declines since the start of the credit crisis. Property stocks in the U.K. also experienced significant declines, and the stocks continue to trade at discounted valuations that appear too wide, especially since NAVs already reflect a sharp correction in asset values.

•                  Within Europe, the Portfolio continues to be underweight the Continent and overweight the U.K., as we believe the U.K. property market continues to offer better relative value.

•                  The Portfolio was underweight the U.S., which trades at a discount to NAVs based on consensus estimates of significant downward adjustment to asset values, and the market faces prospects for additional declines in underlying asset values as a result of the continued impairment of the credit markets and negative outlook for fundamentals given the economic recession.

•                  In contrast to the stable outlook for underlying property fundamentals in Asia-ex-Australia, in the U.S., Europe and Australia, there are expectations for substantial weakness in underlying property fundamentals and asset values. However, the key question to us remains the magnitude of asset value declines since there continues to be limited transactional evidence due to the lack of liquidity for direct real estate assets which has resulted in a wide bid-ask spread between buyers and sellers. In some sub-segments of these markets, we believe current share price valuations already more than reflect any prospective weakening in underlying fundamentals and asset values.

Performance Compared to the FTSE EPRA/NAREIT Global Real Estate Index — Net Total Return to U.S. Investors(1) and the Morgan Stanley Capital International (MSCI) World Index(2)

	Total Returns(3)
		Average
		Annual
	One	Since
	Year	Inception(5)
Portfolio – Class II (4)	(44.34)%	(15.99)%
FTSE EPRA/NAREIT Global Real Estate Index— Net Total Return to U.S. Investors	(47.83)	(16.96)
MSCI World Index	(40.71)	(12.17)

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.vankampen.com. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)          The FTSE EPRA/NAREIT Global Real Estate Index — Net Total Return to U.S. Investors is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. “Net Total Return to U.S. investors” reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)          The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)          Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)          Commenced operations on April 28, 2006.

(5)          For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Overview (cont’d)

Global Real Estate Portfolio

*                 Commenced operations on April 28, 2006.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Portfolio Composition**

Percentage of
Classification	Total Investments
Diversified	37.1%
Office	16.0
Retail	15.4
Residential	13.0
Other***	14.5
Short-Term Investments	4.0
Total Investments	100.0%

**          Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of December 31, 2008.

***   Industries which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments

Global Real Estate Portfolio

		Value
	Shares	(000)
Common Stocks (95.2%)
Australia (5.5%)
CFS Retail Property Trust REIT (a)	698,807	$917
GPT Group REIT	221,276	143
Stockland REIT (a)	594,482	1,720
Westfield Group REIT	1,561,389	14,386
		17,166
Austria (0.3%)
CA Immobilien Anlagen AG (b)	63,641	379
Conwert Immobilien Invest SE (a)(b)	105,107	472
		851
Brazil (0.3%)
BR Malls Participacoes S.A. (b)	247,080	981
Canada (0.1%)
Extendicare REIT	35,430	168
RioCan REIT	21,440	237
		405
Finland (0.3%)
Citycon Oyj	63,852	150
Sponda Oyj	144,713	633
		783
France (5.1%)
Fonciere Des Regions REIT (a)	10,545	722
Gecina S.A. REIT (a)	14,746	1,024
ICADE REIT	19,410	1,616
Klepierre REIT	47,514	1,164
Silic REIT (a)	13,651	1,269
Unibail-Rodamco REIT	69,696	10,381
		16,176
Germany (0.3%)
Alstria Office AG REIT	119,628	835
Hong Kong (18.2%)
China Overseas Land & Investment Ltd. (a)	2,902,000	4,080
China Resources Land Ltd. (a)	2,295,000	2,841
Guangzhou R&F Properties Co., Ltd., Class H (a)	7,485,900	8,368
Hang Lung Properties Ltd.	1,254,000	2,751
Henderson Land Development Co., Ltd.	764,000	2,854
Hongkong Land Holdings Ltd. (a)	3,447,500	8,637
Hysan Development Co., Ltd. (a)	1,617,613	2,627
Kerry Properties Ltd. (a)	2,858,199	7,693
Sun Hung Kai Properties Ltd.	2,031,000	17,077
Swire Pacific Ltd., Class A (a)	54,500	378
		57,306
Italy (0.2%)
Beni Stabili S.p.A. (a)	899,484	628
Risanamento S.p.A. (b)	88,449	54
		682
Japan (17.4%)
Japan Real Estate Investment Corp. REIT	217	1,950
Mitsubishi Estate Co., Ltd.	1,119,000	18,454
Mitsui Fudosan Co., Ltd.	1,034,000	17,183
Nippon Building Fund, Inc. REIT (a)	350	3,841
NTT Urban Development Corp.	2,958	3,191
Sumitomo Realty & Development Co., Ltd. (a)	668,000	9,953
		54,572
Netherlands (1.8%)
Corio N.V. REIT	48,647	2,230
Eurocommercial Properties N.V. CVA REIT	20,475	689
ProLogis European Properties	150,399	674
Vastned Retail N.V. REIT	12,959	650
Wereldhave N.V. REIT	14,627	1,292
		5,535
Singapore (2.0%)
CapitaCommercial Trust REIT (a)	2,000	2
CapitaLand Ltd.	660,000	1,450
Starhill Global REIT	2,281,000	825
United Industrial Corp., Ltd.	4,628,000	3,383
Wheelock Properties Singapore Ltd.	884,000	641
		6,301
Sweden (0.8%)
Castellum AB (a)	89,422	696
Hufvudstaden AB, Class A (a)	242,920	1,710
		2,406
Switzerland (0.5%)
PSP Swiss Property AG (Registered) (b)	31,521	1,572
United Kingdom (6.9%)
Big Yellow Group plc REIT	289,223	1,001
British Land Co. plc REIT	478,195	3,833
Brixton plc REIT	514,836	987
Capital & Regional plc	153,640	104
Derwent London plc REIT	141,076	1,482
Grainger plc	227,427	448
Great Portland Estates plc REIT	221,857	833
Hammerson plc REIT	331,643	2,569
Invista Foundation Property Trust Ltd. REIT	30,137	8
Land Securities Group plc REIT	416,124	5,546
Liberty International plc REIT	232,285	1,610
Minerva plc (b)	282,594	55
Quintain Estates & Development plc	312,080	167
Safestore Holdings plc	586,860	467
Segro plc REIT	576,268	2,061
Shaftesbury plc REIT	27,432	143
Unite Group plc	183,613	390
Workspace Group plc REIT	36,860	33
		21,737
United States (35.5%)
Acadia Realty Trust REIT	49,810	711
AMB Property Corp. REIT	119,045	2,788
Assisted Living Concepts, Inc., Class A (b)	116,889	485
AvalonBay Communities, Inc. REIT	136,145	8,248
Boston Properties, Inc. REIT	126,330	6,948

The accompanying notes are an integral part of the financial statements.

5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments (cont’d)

Global Real Estate Portfolio

		Value
	Shares	(000)
United States (cont’d)
Brandywine Realty Trust REIT	5,973	$46
BRE Properties, Inc. REIT	14,287	400
Brookfield Properties Corp.	632,720	4,891
Camden Property Trust REIT	140,945	4,417
Care Investment Trust, Inc. REIT	19,810	154
DCT Industrial Trust, Inc. REIT	94,930	480
Developers Diversified Realty Corp. REIT	22,132	108
DiamondRock Hospitality Co. REIT	55,165	280
Douglas Emmett, Inc. REIT	56,767	741
Duke Realty Corp. REIT	135,223	1,482
Equity Lifestyle Properties, Inc. REIT (b)	56,631	2,172
Equity One, Inc. REIT	2,512	44
Equity Residential REIT	207,999	6,203
Federal Realty Investment Trust REIT	77,417	4,806
Forest City Enterprises, Inc., Class A	165,760	1,111
HCP, Inc. REIT	124,494	3,457
Healthcare Realty Trust, Inc. REIT	152,199	3,574
Highwoods Properties, Inc. REIT	11,145	305
Host Hotels & Resorts, Inc. REIT	569,860	4,314
Kilroy Realty Corp. REIT	32,285	1,080
LaSalle Hotel Properties REIT	14,180	157
Liberty Property Trust REIT	120,155	2,743
Macerich Co. (The) REIT	8,194	149
Mack-Cali Realty Corp. REIT	180,517	4,423
Morgans Hotel Group Co. (b)	27,891	130
Parkway Properties, Inc. REIT	1,767	32
Plum Creek Timber Co., Inc. REIT	18,140	630
Post Properties, Inc. REIT	137,680	2,272
ProLogis REIT	22,535	313
PS Business Parks, Inc. REIT	21,238	949
Public Storage REIT	61,996	4,929
Ramco-Gershenson Properties Trust REIT	12,500	77
Regency Centers Corp. REIT	143,275	6,691
Senior Housing Properties Trust REIT	156,543	2,805
Simon Property Group, Inc. REIT	181,440	9,640
SL Green Realty Corp. REIT	10,410	270
Sovran Self Storage, Inc. REIT	13,900	500
Starwood Hotels & Resorts Worldwide, Inc.	349,571	6,257
Strategic Hotels & Resorts, Inc. REIT	337,855	568
Taubman Centers, Inc. REIT	35,525	904
Ventas, Inc. REIT	90,983	3,054
Vornado Realty Trust REIT	80,479	4,857
Weingarten Realty Investors REIT	4,220	87
		111,682
Total Common Stocks (Cost $454,330)		298,990

No. of
Rights
Rights (0.0%)
Hong Kong (0.0%)
China Overseas Land & Investment Ltd., expiring 1/21/09 (Cost $—) (b)	116,080	43

		Value
	Shares	(000)
Short-Term Investments (9.8%)
Securities held as Collateral on Loaned Securities (5.9%)
Investment Company (4.7%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class(c)	14,895,297	14,895

Face Amount
(000)
Repurchase Agreement (1.2%)
Goldman Sachs & Co., 0.06%, dated 12/31/08, due 1/2/09, repurchase price $3,660; fully collateralized by U.S government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., Gold Pools: rates ranging from 4.50% to 6.00%, due 11/1/19 – 12/1/38; Federal National Mortgage Association, Fixed Rate Mortgages: rates ranging from 4.00% to 7.00%, due 9/1/18 – 1/1/39; Government National Mortgage Association, Fixed Rate Mortgages: rates ranging from 4.50% to 11.50%, due 6/15/16 – 12/15/38, valued at $3,732.	$3,660	3,660
18,555

Shares
Investment Company (3.9%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class(c)	12,327,137	12,327
Total Short-Term Investments (Cost $30,882)	30,882
Total Investments (105.0%) (Cost $485,212) — Including $17,474 of Securities Loaned (d)	329,915
Liabilities in Excess of Other Assets (-5.0%)	(15,753)
Net Assets (100%)	$314,162
(a)	All or a portion of security on loan at December 31, 2008.
(b)	Non-income producing security.
(c)	See Note I within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(d)

The approximate market value and percentage of total investments, $186,903,000 and 56.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

@	Value is less than $500.
CVA	Certificaten Van Aandelen
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments (cont’d)

Global Real Estate Portfolio

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
SGD	18	$12	1/5/09	USD	12	$12	$—	@
SGD	58	40	1/5/09	USD	40	40	—	@
USD	87	87	1/5/09	AUD	127	88	1
USD	196	196	1/2/09	AUD	284	198	2
USD	42	42	1/5/09	JPY	3,795	42	—	@
		$377				$380	$3

AUD	— Australian Dollar
JPY	— Japanese Yen
SGD	— Singapore Dollar
USD	— United States Dollar

The accompanying notes are an integral part of the financial statements.

7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Global Real Estate Portfolio

Statement of Assets and Liabilities

December 31, 2008
(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $457,990)	$302,693
Investment in Security of Affiliated Issuer, at Value (Cost $27,222)	27,222
Total Investments in Securities, at Value (Cost $485,212)	329,915
Foreign Currency, at Value (Cost $2,064)	2,133
Dividends Receivable	1,498
Receivable for Investments Sold	134
Foreign Withholding Tax Reclaim Receivable	99
Receivable for Portfolio Shares Sold	42
Receivable from Affiliate	4
Unrealized Appreciation on Foreign Currency Exchange Contracts	3
Other Assets	6
Total Assets	333,834
Liabilities:
Collateral on Securities Loaned, at Value:	18,555
Investment Advisory Fees Payable	486
Payable for Investments Purchased	337
Payable for Portfolio Shares Redeemed	74
Administration Fees Payable	62
Distribution Fees —Class II Shares	62
Custodian Fees Payable	45
Bank Overdraft	12
Directors’ Fees and Expenses Payable	—@
Unrealized Depreciation on Foreign Currency Exchange Contracts	—@
Other Liabilities	39
Total Liabilities	19,672
NET ASSETS	$314,162
Net Assets Consist of:
Paid-in Capital	$521,014
Distributions in Excess of Net Investment Income	(615)
Accumulated Net Realized Loss	(50,981)
Unrealized Appreciation (Depreciation) on:
Investments	(155,297)
Foreign Currency Exchange Contracts and Translations	41
Net Assets	$314,162
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 57,543,450 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$5.46
(1) Including:
Securities on Loan, at Value:	$17,474

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Global Real Estate Portfolio

Statement of Operations

Year Ended
December 31, 2008
(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $340 Foreign Taxes Withheld)	$8,754
Dividends from Security of Affiliated Issuer	381
Interest from Securities of Unaffiliated Issuers	90
Total Investment Income	9,225
Expenses:
Investment Advisory Fees (Note B)	2,545
Distribution Fees —Class II Shares (Note D)	1,047
Administration Fees (Note C)	752
Custodian Fees (Note F)	171
Shareholder Reporting Fees	115
Professional Fees	31
Directors’ Fees and Expenses	5
Transfer Agency Fees (Note E)	1
Other	27
Total Expenses	4,694
Investment Advisory Fees Voluntarily Waived (Note B)	(209)
Distribution Fees — Class II Shares Waived (Note D)	(298)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note I)	(14)
Expense Offset (Note F)	—@
Net Expenses	4,173
Net Investment Income	5,052
Realized Gain (Loss) on:
Investments Sold	(49,711)
Foreign Currency Transactions	(334)
Net Realized Loss	(50,045)
Change in Unrealized Appreciation (Depreciation) on:
Investments	(129,082)
Foreign Currency Exchange Contracts and Translations	31
Net Change in Unrealized Appreciation (Depreciation)	(129,051)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(179,096)
Net Decrease in Net Assets Resulting from Operations	$(174,044)
@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Global Real Estate Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007
	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$5,052	$2,632
Net Realized Gain (Loss)	(50,045)	21,898
Net Change in Unrealized Depreciation	(129,051)	(51,752)
Net Decrease in Net Assets Resulting from Operations	(174,044)	(27,222)
Distributions from and/or in Excess of:
Class II:
Net Investment Income	(7,994)	(2,962)
Net Realized Gain	(18,653)	(714)
Total Distributions	(26,647)	(3,676)
Capital Share Transactions:(1)
Class II:
Subscriptions	254,191	186,879
Distributions Reinvested	26,647	3,676
Redemptions	(12,861)	(92,931)
Net Increase in Net Assets Resulting from Capital Share Transactions	267,977	97,624
Total Increase in Net Assets	67,286	66,726
Net Assets:
Beginning of Period	246,876	180,150
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $(615) and $2,023, respectively)	$314,162	$246,876
(1) Capital Share Transactions:
Class II:
Shares Subscribed	33,055	15,061
Shares Issued on Distributions Reinvested	3,234	302
Shares Redeemed	(1,350)	(7,657)
Net Increase in Class II Shares Outstanding	34,939	7,706

The accompanying notes are an integral part of the financial statements.

10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Financial Highlights

Global Real Estate Portfolio

	Class II
			Period from April 28,
			2006^ to
	Year Ended December 31,		December 31,
Selected Per Share Data and Ratios	2008	2007	2006
Net Asset Value, Beginning of Period	$10.92	$12.09	$10.00
Income (Loss) from Investment Operations
Net Investment Income#	0.14	0.13	0.08
Net Realized and Unrealized Gain (Loss)	(4.67)	(1.14)	2.23
Total from Investment Operations	(4.53)	(1.01)	2.31
Distributions from and/or in Excess of:
Net Investment Income	(0.28)	(0.13)	(0.17)
Net Realized Gain	(0.65)	(0.03)	(0.05)
Total Distributions	(0.93)	(0.16)	(0.22)
Net Asset Value, End of Period	$5.46	$10.92	$12.09
Total Return ±	(44.34)%	(8.47)%	23.15	††
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$314,162	$246,876	$180,150
Ratio of Expenses to Average Net Assets(1)	1.40%+	1.40%+	1.40	%*
Ratio of Net Investment Income to Average Net Assets(1)	1.69%+	1.10%+	1.05	%*
Portfolio Turnover Rate	33%	56%	8	%††
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.57%+	1.58%+	1.86	%*
Net Investment Income to Average Net Assets	1.52%+	0.92%+	0.60	%*
^	Commencement of Operations
††	Not Annualized
*	Annualized
#	Per share amount is based on average shares outstanding.
±

Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

The accompanying notes are an integral part of the financial statements.

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the Global Real Estate Portfolio. The Portfolio seeks a combination of current income and capital appreciation. The Portfolio’s Adviser and Sub-Advisers seek a combination of current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies (“REOCs”), real estate investment trusts (“REITs”) and similar entities established outside the U.S. (foreign real estate companies). The Portfolio currently offers Class II shares only, although Class I shares may be offered in the future. The Portfolio commenced operations on April 28, 2006.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.              Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•                  investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•                  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2008, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign” shares’ market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.              Foreign Currency Exchange Contracts: The Portfolio may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Assets and Liabilities.

4.              Securities Lending: The Portfolio may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements backed by U.S. Treasury and Agency securities. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolio’s Statement of Operations in interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of the loaned securities was approximately $17,474,000 and related collateral outstanding at December 31, 2008 was approximately $18,555,000. For the year ended December 31, 2008, the Portfolio had income from securities lending (after rebates to borrowers

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

and allocation to the securities lending agent) of approximately $107,000.

5.              Repurchase Agreements: The Portfolio may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

6.              New Accounting Pronouncement: On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

7.     Fair Value Measurement: The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s investments carried at value:

		Other
	Investments	Financial
	in Securities	Instruments*
Valuation Inputs	(000)	(000)
Level 1 - Quoted Prices	$139,309	$—
Level 2 - Other Significant Observable Inputs	190,606	3
Level 3 - Significant Unobservable Inputs	—	—
Total	$329,915	$3

*                 Other financial instruments include forwards.

At December 31, 2008, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

8.              Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures.

Portfolio invests a significant portion of its assets in securities of real estate investment trusts (REIT). The market’s perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolio.

The Portfolio owns shares of REITs which report information on the source of their distributions annually, in the following calendar year. A portion of distributions received from REITs during the year under review is estimated to be a return of capital and is recorded as a reduction of their cost.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer’s share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B.            Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based of 0.85% of the average daily net assets of the Portfolio.

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.40%. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2008, this waiver amounted to approximately $209,000.

Morgan Stanley Investment Management Limited, (the “MSIM Limited”) and Morgan Stanley Investment Management Company (the “MSIM Company”), each a wholly-owned subsidiary of Morgan Stanley, serve as investment sub-advisers (the “Sub-Advisers”) for the Portfolio on a day-to-day basis. MSIM Limited and MSIM Company each select, buy and sell securities for the Portfolio under the supervision of the Adviser. The Adviser pays each of the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C.            Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D.            Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund and provides the Portfolio’s Class II shareholders with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.10% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2008, this waiver amounted to approximately $298,000.

E.              Dividend Disbursing and Transfer Agent: Effective June 9, 2008, the Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Prior to June 9, 2008, JPMorgan Investor Services Company provided dividend disbursing and transfer agency services for the Fund.

F.              Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

G. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

H. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2008 and 2007 was as follows:

2008 Distributions		2007 Distributions
Paid From		Paid From
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$20,386	$6,261	$3,368	$308

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and gains and basis adjustments on certain equity securities designated as issued by passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2008:

Undistributed
(Distributions in
Excess of) Net	Accumulated
Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$304	$18	$(322)

At December 31, 2008, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2008, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

			Net
			Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
(000)	(000)	(000)	(000)
$503,896	$189	$(174,170)	$(173,981)

Net capital, passive foreign investment company (“PFIC”) and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio deferred to January 2, 2009, for U.S. Federal income tax purposes, capital and PFIC losses of approximately $15,368,000 and $22,000, respectively.

At December 31, 2008, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $17,522,000 which will expire on December 31, 2016.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

I. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Investment Advisory fees paid by the Portfolio are reduced by an amount

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the year ended December 31, 2008, advisory fees paid were reduced by approximately $14,000 relating to the Portfolio’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2008 is as follows:

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	December 31,
2007	at Cost	Proceeds	Income	2008
(000)	(000)	(000)	(000)	(000)
$6,688	$250,852	$230,318	$381	$27,222

For the December 31, 2008, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $336,503,000 and $95,459,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2008.

During the year ended December 31, 2008, the Portfolio incurred approximately $83,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

J. Other: At December 31, 2008, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 94.6% for Class II shares.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Global Real Estate Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Real Estate Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Real Estate Portfolio of The Universal Institutional Funds, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 16, 2009

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2008.

For corporate shareholders, 0.6% of the dividends qualified for the dividends received deduction.

The Portfolio designated and paid approximately $6,261,000 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Portfolio’s earnings for its taxable year ended December 31, 2008.

The Portfolio intends to pass through foreign tax credits of approximately $135,000, and has derived net income from sources within foreign countries amounting to approximately $6,012,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (unaudited)

Independent Directors:

Number of
Portfolios in
Fund
Complex
Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time		Independent	Other Directorships Held by Independent
Independent Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Director
Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC, (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Institute (policy organization) through November 2008; retired as Admiral in the U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officer de l’Orde National du Mérite by the French Government.

				161	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				163	Director of various business organizations.

Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	161	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	163	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	164	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (cont’d)

Independent Directors (cont’d):

				Number of
				Portfolios in
				Fund
				Complex
				Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time		Independent	Other Directorships Held by Independent
Independent Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Director
Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				161	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/oTriumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	163	None.

W. Allen Reed (61)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	161	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	164	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Number of
Portfolios in
Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time		Independent	Other Directorships Held by Interested
Interested Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Director
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003; Senior Advisor of Morgan Stanley (since August 2000).	162	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Directors began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**

The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. (“MSIM”) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA, The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

†	For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (cont’d)

Officers:

	Position(s)	Term of Office
	Held with	and Length of
Name, Age and Address of Executive Officer	Registrant	Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (34) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Amy R. Doberman (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 -April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Adviser and Administrator	Custodian
Morgan Stanley Investment Management Inc.	JPMorgan Chase Bank, N.A.
522 Fifth Avenue	270 Park Avenue
New York, New York 10036	New York, New York 10017

Distributor	Legal Counsel
Morgan Stanley Distribution, Inc.	Clifford Chance US LLP
One Tower Bridge	31 West 52nd Street
100 Front Street, Suite 1100	New York, New York 10019-6131
West Conshohocken, PA 19428-2899

Dividend Disbursing and Transfer Agent	Independent Registered Public Accounting Firm
Morgan Stanley Services Company Inc.	Ernst& Young LLP
P.O. Box 219804	200 Clarendon Street
Kansas City, MO 64121-9804	Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund’s Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the Securities and Exchange Commission’s website at www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at www.sec.gov.

UIFGREANN
IU09-00747I-Y12/08

23

The Universal Institutional Funds, Inc. Annual Report – December 31, 2008

High Yield Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Expense Example (unaudited)

High Yield Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

				Actual		Net
	Beginning	Actual Ending		Expenses		Expenses
	Account	Account	Hypothetical	Paid	Hypothetical	Ratio
	Value	Value	Ending Account	During	Expenses Paid	During
	7/1/08	12/31/08	Value	Period*	During Period*	Period
High Yield	$1,000.00	$795.50	$1,021.17	$3.57	$4.01	0.79%

*                    Expenses are calculated using the Portfolio’s annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Overview (unaudited)

High Yield Portfolio

The High Yield Portfolio (the “Portfolio”) seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities. High yield securities are rated below investment grade and are commonly referred to as “junk bonds”. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. High yield fixed income securities are considered speculative, involve greater risk of default and tend to be more volatile than investment grade fixed income securities.

Performance

For the fiscal year ended December 31, 2008, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -22.86%, net of fees. The Portfolio outperformed against the Barclays Capital (formerly Lehman Brothers) U.S. Corporate High Yield — 2% Issuer Cap Index (the “Index”) which returned -25.88%.

Factors Affecting Performance

•                  Although market conditions were difficult throughout the reporting period, the third and fourth quarters of the year marked a watershed for the credit markets. Investor confidence plummeted as several financial institutions were forced into mergers, rescued by the government, or failed altogether, sparking a downward spiral in the financial markets that accelerated at an alarming pace. Government officials took unprecedented steps to fortify the precarious financial system yet by year end, these efforts had seemingly brought little relief to the fear-driven markets.

•                  Investors fled riskier assets for the relative safety of Treasury securities and cash, causing credit spreads to dramatically widen. This flight to quality, the weakening economy, and forced liquidations in the market led to the worst quarterly performance on record for the high yield sector in the last quarter of 2008, despite a significant rally in the second half of December. During the quarter, high yield spreads widened by 720 basis points to end the year at 1,784 basis points over Treasuries.

•                  Industry returns varied considerably but all sectors of the high yield market had negative returns for the year. As is typical in a down market, the higher quality segment of the market outperformed the lower quality segment.

•                  The Portfolio had an allocation to mortgage securities, which are not included in the Index. The fundamentals of the mortgage market deteriorated as delinquencies rose and home prices declined and therefore, the Portfolio’s holdings in the sector detracted from relative performance. An overweight allocation to the gaming sector relative to the Index also hindered performance as the sector turned in the second-worst returns in the high-yield market for the year.

•                  The Portfolio’s defensive positioning, with a focus on larger, more liquid companies and less exposure to the riskiest segment of the market, benefited performance. Additionally, an underweight to building product/home builders was advantageous given the sector’s poor performance, as was an overweight to health care, one of the best performing sectors.

Management Strategies

•                  We continued to seek to maintain a balanced and well-diversified portfolio, while allowing for strategic overweights in securities and sectors with the most attractive risk profiles. In terms of issuer size, we focused on larger companies because of their financial flexibility, their ability to withstand less favorable financial conditions, and their superior access to capital markets. As of the end of the period, the Portfolio’s major sector overweights included health care, energy, and utilities. Key sector underweights included technology, buildings products/home builders, and manufacturing.

•                  We maintained the Portfolio’s defensive positioning throughout the reporting year, a strategy we believed was prudent given the risk-averse environment. In the fourth quarter, we eliminated the Portfolio’s holdings in mortgage securities.

•                  Despite the rally in the second half of December, spread, yield and price levels in the high yield market at year end were much worse than those seen in the last two recessions, and appeared to reflect expectations for a period of record defaults. As such, we believe there will be considerable opportunities in the high yield market once the perception emerges that the economy is headed in a positive direction. We are poised to move the Portfolio more aggressively in 2009 to take advantage of these opportunities.

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Overview (cont’d)

High Yield Portfolio

Performance Compared to the Barclays Capital U.S. Corporate High Yield - 2% Issuer Cap Index(1)

	Total Returns(2)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(4)
Portfolio(3)	(22.86)%	(0.72)%	0.28%	1.70%
Barclays Capital U.S.
Corporate High Yield - 2%
Issuer Cap Index	(25.88)	(0.84)	2.28	3.03	(5)

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.vankampen.com. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)          The Barclays Capital (formerly Lehman Brothers) U.S. Corporate High Yield — 2% Issuer Cap Index is the 2% Issuer Cap component of the Barclays Capital (formerly Lehman Brothers) U.S. Corporate High Yield Index which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The Index excludes Emerging Markets debt. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)          Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)          Commenced operations on January 2, 1997.

(4)          For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

(5)          For the period January 31, 1997 through December 31, 2008.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Portfolio Composition*

Percentage of
Classification	Total Investments
Utilities	12.3%
Health Care	12.0
Energy	10.9
Telecommunications	8.8
Transportation	5.9
Forest Products	5.8
Cable	5.5
Other**	29.9
Short-Term Investments	8.9
Total Investments	100.0%

*                 Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of December 31, 2008.

**          Industries which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments

High Yield Portfolio

	Face Amount	Value
	(000)	(000)
Fixed Income Securities (89.3%)
Aerospace (0.7%)
Hexcel Corp.,
6.75%, 2/1/15	$150	$115
TransDigm, Inc.,
7.75%, 7/15/14	85	70
		185
Broadcasting (0.5%)
LIN Television Corp.,
6.50%, 5/15/13 (a)	225	108
Univision Communications, Inc. PIK,
9.75%, 3/15/15 (b)	175	23
		131
Cable (5.4%)
Charter Communications Holdings I
LLC/Charter Communications Holdings I
Capital Corp.,
11.00%, 10/1/15	211	38
Charter Communications Holdings II
LLC/Charter Communications Holdings II
Capital Corp.,
10.25%, 10/1/13 (b)	117	40
Charter Communications Operating
LLC/Charter Communications
Operating Capital,
10.88%, 9/15/14 (b)	230	185
CSC Holdings, Inc.,
7.63%, 4/1/11	280	265
8.50%, 6/15/15 (b)	395	350
DirecTV Holdings LLC/DirecTV Financing Co.,
6.38%, 6/15/15	30	28
7.63%, 5/15/16	315	307
Echostar DBS Corp.,
6.38%, 10/1/11	315	294
Virgin Media Finance plc,
8.75%, 4/15/14	60	45
		1,552
Chemicals (3.1%)
Berry Plastics Holding Corp.,
8.88%, 9/15/14 (a)	375	165
Innophos Holdings, Inc.,
9.50%, 4/15/12 (b)	170	126
Innophos, Inc.,
8.88%, 8/15/14	200	141
Koppers, Inc.,
9.88%, 10/15/13	150	139
Nalco Co.,
7.75%, 11/15/11 (a)	135	130
Terra Capital, Inc.,
7.00%, 2/1/17	260	193
		894
Consumer Products (0.6%)
Oxford Industries, Inc.,
8.88%, 6/1/11	220	167
Diversified Media (1.1%)
CanWest MediaWorks, Inc.,
8.00%, 9/15/12 (c)	438	195
Dex Media West LLC/Dex Media West
Finance Co.,
9.88%, 8/15/13	219	53
Idearc, Inc.,
8.00%, 11/15/16	705	56
		304
Energy (10.8%)
Chaparral Energy, Inc.,
8.50%, 12/1/15	400	82
8.88%, 2/1/17	60	12
Chesapeake Energy Corp.,
6.38%, 6/15/15	150	119
6.63%, 1/15/16	325	258
7.50%, 9/15/13	115	100
Cie Generale de Geophysique-Veritas S.A.,
7.50%, 5/15/15	185	116
Cimarex Energy Co.,
7.13%, 5/1/17	85	67
El Paso Corp.,
6.88%, 6/15/14	115	93
12.00%, 12/12/13	30	30
Forest Oil Corp.,
7.25%, 6/15/19	170	125
7.75%, 5/1/14	190	161
Hilcorp Energy I LP/Hilcorp Finance Co.,
7.75%, 11/1/15 (b)	315	224
Key Energy Services, Inc.,
8.38%, 12/1/14	145	96
Knight, Inc.,
6.50%, 9/1/12	91	77
Massey Energy Co.,
6.88%, 12/15/13	360	268
Newfield Exploration Co.,
6.63%, 9/1/14	270	223
7.13%, 5/15/18	55	44
Pacific Energy Partners LP/Pacific Energy
Finance Corp.,
7.13%, 6/15/14	270	236
Plains Exploration & Production Co.,
7.63%, 6/1/18	305	210
7.75%, 6/15/15	110	84
SandRidge Energy, Inc. PlK
8.63%, 4/1/15	515	273
Sonat, Inc.,
7.63%, 7/15/11	180	165
		3,063
Financial (0.3%)
Alfa MTN Invest Ltd.,
9.25%, 6/24/13 (b)	130	75
Food & Drug (2.5%)
Axcan Intermediate Holdings, Inc.,
12.75%, 3/1/16	95	80
CA FM Lease Trust,
8.50%, 7/15/17 (b)	279	291
New Albertsons, Inc.,
7.50%, 2/15/11	115	107
SUPERVALU, Inc.,
7.50%, 5/15/12 - 11/15/14	290	246
		724

The accompanying notes are an integral part of the financial statements.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments (cont’d)

High Yield Portfolio

	Face Amount	Value
	(000)	(000)
Food & Tobacco (2.2%)
Constellation Brands, Inc.,
7.25%, 5/15/17	$185	$176
Michael Foods, Inc.,
8.00%, 11/15/13	230	199
Pilgrim’s Pride Corp.,
7.63%, 5/1/15 (d)	320	88
Smithfield Foods, Inc.,
7.00%, 8/1/11	245	175
		638
Forest Products (5.7%)
Crown Americas LLC/Crown Americas
Capital Corp.,
7.63%, 11/15/13	360	358
Georgia-Pacific LLC,
7.13%, 1/15/17 (b)	425	359
Glatfelter,
7.13%, 5/1/16	95	83
Graham Packaging Co., Inc.,
8.50%, 10/15/12	85	61
9.88%, 10/15/14	145	90
Graphic Packaging International, Inc.,
9.50%, 8/15/13	400	278
NewPage Corp.,
10.00%, 5/1/12	200	89
Owens Brockway Glass Container, Inc.,
6.75%, 12/1/14	240	222
Westlake Chemical Corp.,
6.63%, 1/15/16	135	79
		1,619
Gaming & Leisure (4.3%)
Harrah’s Operating Co., Inc.,
10.00%, 12/15/15 (b)	347	147
Host Hotels & Resorts LP,
6.38%, 3/15/15	120	90
7.13%, 11/1/13	255	207
Las Vegas Sands Corp.,
6.38%, 2/15/15	305	178
MGM Mirage,
6.00%, 10/1/09	190	183
13.00%, 11/15/13 (a)(b)	445	426
		1,231
Health Care (11.8%)
Biomet, Inc.,
11.63%, 10/15/17	135	116
CHS/Community Health Systems, Inc.,
8.88%, 7/15/15	455	421
DaVita, Inc.,
6.63%, 3/15/13	95	91
FMC Finance III S.A.,
6.88%, 7/15/17	275	259
Fresenius Medical Care Capital Trust IV,
7.88%, 6/15/11	250	239
HCA, Inc.,
5.75%, 3/15/14	225	137
6.25%, 2/15/13	350	221
8.70%, 2/10/10	160	153
9.13%, 11/15/14	313	291
Healthsouth Corp.,
10.75%, 6/15/16 (a)	240	221
Invacare Corp.,
9.75%, 2/15/15	60	53
National Mentor Holdings, Inc.,
11.25%, 7/1/14	270	214
Omnicare, Inc.,
6.75%, 12/15/13	330	282
6.88%, 12/15/15	90	74
Sun Healthcare Group, Inc.,
9.13%, 4/15/15	195	172
Tenet Healthcare Corp.,
7.38%, 2/1/13	350	251
Warner Chilcott Corp.,
8.75%, 2/1/15	191	171
		3,366
Housing (1.7%)
Interface, Inc.,
9.50%, 2/1/14	350	282
10.38%, 2/1/10	95	94
Nortek, Inc.,
8.50%, 9/1/14	430	101
Pulte Homes, Inc.,
6.38%, 5/15/33	35	19
		496
Industrials (0.7%)
First Data Corp.,
9.88%, 9/24/15	185	113
MetroPCS Wireless, Inc.,
9.25%, 11/1/14	105	94
		207
Information Technology (3.8%)
Freescale Semiconductor, Inc.,
8.88%, 12/15/14	200	89
Iron Mountain, Inc.,
8.63%, 4/1/13	360	340
L-3 Communications Corp.,
5.88%, 1/15/15	115	104
NXP B.V./NXP Funding LLC,
7.88%, 10/15/14	130	51
SunGard Data Systems, Inc.,
9.13%, 8/15/13	280	244
10.63%, 5/15/15 (b)	180	155
Vangent, Inc.,
9.63%, 2/15/15	195	114
		1,097
Manufacturing (2.5%)
Baldor Electric Co.,
8.63%, 2/15/17	105	79
Bombardier, Inc.,
6.30%, 5/1/14 (b)	310	256
Johnsondiversey, Inc.,
9.63%, 5/15/12	244	201
RBS Global, Inc./Rexnord LLC,
9.50%, 8/1/14	245	184
		720

The accompanying notes are an integral part of the financial statements.

5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments (cont’d)

High Yield Portfolio

	Face Amount	Value
	(000)	(000)
Metals (1.1%)
Foundation PA Coal Co.,
7.25%, 8/1/14	$105	$87
Novelis, Inc.,
7.25%, 2/15/15	385	225
		312
Retail (1.7%)
Brown Shoe Co., Inc.,
8.75%, 5/1/12	260	194
Phillips-Van Heusen Corp.,
7.25%, 2/15/11	225	198
Rite Aid Corp.,
8.63%, 3/1/15	230	80
		472
Services (0.4%)
Aramark Corp.,
8.50%, 2/1/15	120	109
Telecommunications (8.6%)
Frontier Communications Corp.,
6.25%, 1/15/13	115	98
7.13%, 3/15/19	290	196
Intelsat Corp.,
9.25%, 6/15/16 (b)	635	581
Nordic Telephone Co. Holdings A.p.S.,
8.88%, 5/1/16 (b)	110	78
Qwest Capital Funding, Inc.,
7.25%, 2/15/11	410	346
Qwest Communications International, Inc.,
5.65%, 2/15/09 (e)	170	170
Qwest Corp.,
8.88%, 3/15/12	130	121
Sprint Capital Corp.,
6.90%, 5/1/19	340	242
Sprint Nextel Corp.,
6.00%, 12/1/16	320	226
Wind Acquisition Finance S.A.,
10.75%, 12/1/15 (b)	285	247
Windstream Corp.,
8.13%, 8/1/13	105	97
XM Satellite Radio Holdings, Inc.,
13.00%, 8/1/13 (a)(b)	210	49
		2,451
Transportation (5.8%)
ArvinMeritor, Inc.,
8.75%, 3/1/12	210	115
Ford Motor Credit Co. LLC,
7.00%, 10/1/13	540	373
7.25%, 10/25/11	700	512
General Motors Acceptance Corp. LLC,
6.75%, 12/1/14 (b)(g)	273	197
6.88%, 9/15/11 (b)(g)	345	276
7.50%, 12/31/13(b)(g)	24	17
8.00%, 12/31/18(b)(g)	24	13
General Motors Corp.,
8.38%, 7/15/33 (a)	185	33
KAR Holdings, Inc.,
8.75%, 5/1/14	155	69
Sonic Automotive, Inc.,
8.63%, 8/15/13	125	47
		1,652
Utilities (12.1%)
AES Corp. (The),
7.75%, 3/1/14	240	212
8.00%, 6/1/20 (b)	475	371
8.75%, 5/15/13 (b)	45	43
Dynegy Holdings, Inc.,
7.75%, 6/1/19	240	167
Edison Mission Energy,
7.75%, 6/15/16	185	166
Intergen N.V.,
9.00%, 6/30/17 (b)	340	280
Ipalco Enterprises, Inc.,
8.63%, 11/14/11	85	80
Mirant Americas Generation LLC,
8.50%, 10/1/21	460	352
NRG Energy, Inc.,
7.38%, 1/15/17	400	369
Ormat Funding Corp.,
8.25%, 12/30/20 (c)	521	388
Reliant Energy, Inc.,
7.88%, 6/15/17 (a)	230	187
Texas Competitive Electric Holdings Co. LLC,
10.25%, 11/1/15 (b)	390	279
10.50%, 11/1/15 (b)	510	365
Williams Cos., Inc.,
7.88%, 9/1/21	235	180
		3,439
Wireless Communications (1.9%)
American Tower Corp.,
7.13%, 10/15/12	240	237
7.50%, 5/1/12	230	228
Nextel Communications, Inc.,
6.88%, 10/31/13	200	85
		550
Total Fixed Income Securities (Cost $32,961)		25,454

	Shares
Common Stock (0.0%)
Utilities (0.0%)
SW Acquistion LP (c)(f)(g) (Cost $—)	1	—
Preferred Stocks (0.2%)
Financial (0.2%)
Fannie Mae (Convertible)
8.75%, 5/13/11	1	1
Preferred Blocker, Inc.
9.00%, (b)(g)(h)	141	44
Total Preferred Stocks (Cost $110)		45

The accompanying notes are an integral part of the financial statements.

6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments (cont’d)

High Yield Portfolio

		Value
	Shares	(000)
Short-Term Investments (12.3%)
Securities held as Collateral on Loaned Securities (3.6%)
Investment Company (2.9%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (i)	817,602	$818

Face Amount
(000)
Repurchase Agreement (0.7%)
Goldman Sachs & Co., 0.06%, dated 12/31/08, due 1/2/09, repurchase price $201; fully collateralized by U.S government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., Gold Pools: rates ranging from 4.50% to 6.00%, due 11/1/19 — 12/1/38; Federal National Mortgage Association, Fixed Rate Mortgages: rates ranging from 4.00% to 7.00%, due 9/1/18 — 1/1/39; Government National Mortgage Association, Fixed Rate Mortgages: rates ranging from 4.50% to 11.50%, due 6/15/16 — 12/15/38, valued at $205.	$201	201
1,019

Shares
Investment Company (7.2%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (i)	2,044,042	2,044

	Face Amount
	(000)
U.S. Treasury Security (1.5%)
U.S. Treasury Bill, 0.002%, 1/15/09 (a)(j)	$445	444
Total Short-Term Investments (Cost $3,508)		3,507
Total Investments (101.8%) (Cost $36,579) — Including $1,173 of Securities Loaned		29,006
Liabilities in Excess of Other Assets (-1.8%)		(502)
Net Assets (100%)		$28,504

(a)          All or a portion of security on loan at December 31, 2008.

(b)         144A Security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)          Security has been deemed illiquid at December 31, 2008.

(d)         Issuer is in default.

(e)          Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated rate. The rates shown are those in effect on December 31, 2008.

(f)            At December 31, 2008, the Portfolio held a fair valued security valued at less than $500, representing less than 0.05% of net assets. The security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Directors.

(g)         Non-income producing security.

(h)         Perpetual — Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to a floating rate. The interest shown is the rate in effect at December 31, 2008.

(i)             See Note H within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.

(j)             Rate shown is the yield to maturity at December 31, 2008.

@            Value is less than $500.

PIK    Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

						Net
Currency				In		Unrealized
to				Exchange		Appreciation
Deliver		Value	Settlement	For	Value	(Depreciation)
(000)		(000)	Date	(000)	(000)	(000)
EUR	303	$421	2/3/09	USD392	$392	$(29)
USD	382	382	2/3/09	EUR 303	420	38
		$803			$812	$9

EUR                        — Euro

USD                       — United States Dollar

The accompanying notes are an integral part of the financial statements.

7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

High Yield Portfolio

Statement of Assets and Liabilities

December 31, 2008
(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $33,717)	$26,144
Investment in Security of Affiliated Issuer, at Value (Cost $2,862)	2,862
Total Investments in Securities, at Value (Cost $36,579)	29,006
Cash	117
Interest Receivable	643
Receivable for Investments Sold	46
Unrealized Appreciation on Foreign Currency Exchange Contracts	38
Dividends Receivable	3
Receivable from Affiliate	1
Receivable for Portfolio Shares Sold	–@
Other Assets	1
Total Assets	29,855
Liabilities:
Collateral on Securities Loaned, at Value:	1,019
Payable for Lehman Brothers Closed Swap Transactions	176
Investment Advisory Fees Payable	35
Unrealized Depreciation on Foreign Currency Exchange Contracts	29
Payable for Portfolio Shares Redeemed	24
Payable for Investments Purchased	21
Administration Fees Payable	6
Custodian Fees Payable	2
Directors’ Fees and Expenses Payable	1
Other Liabilities	38
Total Liabilities	1,351
NET ASSETS	$28,504
Net Assets Consist of:
Paid-in Capital	$64,766
Undistributed Net Investment Income	3,072
Accumulated Net Realized Loss	(31,770)
Unrealized Appreciation (Depreciation) on:
Investments	(7,573)
Foreign Currency Exchange Contracts and Translations	9
Net Assets	$28,504
Net Asset Value, Offering and Redemption Price Per Share Applicable to 3,157,522 Outstanding $0.002 Par Value Shares (Authorized 500,000,000 Shares)	$9.03
(1) Including:
Securities on Loan, at Value:	$1,173

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

High Yield Portfolio

Statement of Operations

Year Ended
December 31, 2008
(000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$3,383
Dividends from Security of Affiliated Issuer	79
Dividends from Securities of Unaffiliated Issuers	1
Total Investment Income	3,463
Expenses:
Investment Advisory Fees (Note B)	150
Administration Fees (Note C)	92
Shareholder Reporting Fees	50
Professional Fees	23
Custodian Fees (Note E)	10
Directors’ Fees and Expenses	1
Transfer Agency Fees (Note D)	–@
Other	11
Total Expenses	337
Investment Advisory Fees Voluntarily Waived (Note B)	(51)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note H)	(3)
Expense Offset (Note E)	–@
Net Expenses	283
Net Investment Income	3,180
Realized Gain (Loss) on:
Investments Sold	(7,529)
Foreign Currency Transactions	(37)
Futures Contracts	(595)
Swap Agreements	747
Net Realized Loss	(7,414)
Change in Unrealized Appreciation (Depreciation) on:
Investments	(4,358)
Foreign Currency Exchange Contracts and Translations	18
Futures Contracts	118
Swap Agreements	(616)
Net Change in Unrealized Appreciation (Depreciation)	(4,838)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(12,252)
Net Decrease in Net Assets Resulting from Operations	$(9,072)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

High Yield Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007
	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$3,180	$3,516
Net Realized Gain (Loss)	(7,414)	348
Net Change in Unrealized Depreciation	(4,838)	(1,868)
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,072)	1,996
Distributions from and/or in Excess of:
Net Investment Income	(3,472)	(3,917)
Capital Share Transactions:(1)
Subscriptions	7,537	3,552
Distributions Reinvested	3,473	3,917
Redemptions	(11,508)	(16,964)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(498)	(9,495)
Total Decrease in Net Assets	(13,042)	(11,416)
Net Assets:
Beginning of Period	41,546	52,962
End of Period (Including Undistributed Net Investment Income of $3,072 and $3,319, respectively)	$28,504	$41,546
(1) Capital Share Transactions:
Shares Subscribed	640	267
Shares Issued on Distributions Reinvested	307	308
Shares Redeemed	(1,013)	(1,259)
Net Decrease in Capital Shares Outstanding	(66)	(684)

The accompanying notes are an integral part of the financial statements.

10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Financial Highlights

High Yield Portfolio

	Year Ended December 31,
Selected Per Share Data and Ratios*	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$12.89	$13.55		$13.59	$14.56	$14.17
Income (Loss) from Investment Operations
Net Investment Income#	1.01	1.01		0.96	1.00	1.02
Net Realized and Unrealized Gain (Loss) on Investments	(3.77)	(0.46)		(0.43)	(0.87)	0.27
Total from Investment Operations	(2.76)	0.55		0.53	0.13	1.29
Distributions from and/or in Excess of:
Net Investment Income	(1.10)	(1.21)		(0.57)	(1.10)	(0.90)
Net Asset Value, End of Period	$9.03	$12.89		$13.55	$13.59	$14.56
Total Return ±	(22.86)%	4.01%		8.62%	1.06%	9.49%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$28,504	$41,546		$52,962	$58,480	$64,052
Ratio of Expenses to Average Net Assets(1)	0.79%+	0.80	%+	0.80%	0.80%	0.80%
Ratio of Net Investment Income to Average Net Assets(1)	8.93%+	7.56	%+	7.13%	7.16%	7.24%
Portfolio Turnover Rate	50%	32%		26%	65%	58%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser:
Expenses to Average Net Assets	0.94%+	0.81	%+	0.87%	0.86%	0.90%
Net Investment Income to Average Net Assets	8.78%+	7.55	%+	7.06%	7.10%	7.14%

*

On November 13, 2006, the Portfolio effected a reverse stock split as described in the Notes to Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.

#	Per share amount is based on average shares outstanding.
±

Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by approximately 0.01% and less than 0.005% for the years ended December 31, 2008 and December 31, 2007, respectively.

The accompanying notes are an integral part of the financial statements.

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements

The Universal Institutional Funds, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the High Yield Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.             Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•      investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•      investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign” shares’ market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.             Foreign Currency Exchange Contracts: The Portfolio may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. The Portfolio may also enter into cross currency hedges which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain (loss). The Portfolio records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Assets and Liabilities.

4.             Securities Lending: The Portfolio may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements backed by U.S. Treasury and Agency securities. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolio’s Statement of Operations in interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of the loaned securities was approximately $1,173,000 and related collateral outstanding at December 31, 2008 was approximately $1,198,000. For the year ended December 31, 2008, the Portfolio had income from securities lending (after rebates to borrowers and allocation to the securities lending agent) of approximately $32,000.

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

5.              Repurchase Agreements: The Portfolio may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

6.              Futures: The Portfolio may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as “initial margin”) are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains (losses) in the Statement of Operations. “Due from (to) Broker” is comprised of initial margin and variation margin, as stated in the Statement of Assets and Liabilities.

The Portfolio may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the related amounts recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. At December 31, 2008, the Portfolio did not have any outstanding futures contracts.

7.            Swap Agreements: The Portfolio may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Cash collateral for swap agreements, if applicable, is deposited with the broker serving as counterparty to the agreement, and is included in “Due from (to) Broker” on the Statement of Assets and Liabilities. The following summarizes swaps which may be entered into by the Portfolio.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts on the Statement of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded within realized gain (loss) on swaps on the Statement of Operations. Credit default swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts on the Statement of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded within realized gain (loss) on swaps on the Statement of Operations. In a zero-coupon interest rate swap, payments only occur at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of LIBOR investments been rolled over through the life of the swap. The Portfolio amortizes its interest payment obligation over the life of the swap. The amortized portion of this payment is recorded within realized gain (loss) on the Statement of Operations. The unamortized portion of this payment is included in “Due from (to) Broker” on the Statement of Assets and Liabilities. Interest rate swaps are

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains (losses) in the Statement of Operations.

Realized gains (losses) on maturity or termination of swap agreements are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the unrealized gain (loss) reported in the Statement of Assets and Liabilities may differ from that which would be realized in the event the Portfolio terminated its position in the agreement.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received, if any, at the date of default. Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Assets and Liabilities. At December 31, 2008, the Portfolio did not have any outstanding swap contracts.

8.              Purchased and Written Options: The Portfolio may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain (loss). By writing a covered call option, the Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, the Portfolio, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

The Portfolio may purchase call and put options on its portfolio securities or other financial instruments. The Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. The Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. At December 31, 2008, the Portfolio did not have any outstanding purchased or written options.

9.              New Accounting Pronouncement: On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

10.      Fair Value Measurement: The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s investments carried at value:

			Other
	Investments		Financial
	in Securities		Instruments*
Valuation Inputs	(000)		(000)
Level 1 - Quoted Prices	$2,862		$—
Level 2 - Other Significant Observable Inputs	26,144		9
Level 3 - Significant Unobservable Inputs	—	^	—
Total	$29,006		$9

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Other
	Investments		Financial
	in Securities		Instruments*
	(000)		(000)
Balance as of 12/31/07	$—	^	$—
Accrued discounts/premiums	—		—
Realized gain (loss)	(1,544)		—
Change in unrealized appreciation (depreciation)	1,544		—
Net purchases (sales)	—		—
Net transfers in and/or out of Level 3	—		—
Balance as of 12/31/08	$—	^	$—
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at 12/31/08.	$—		$—

* Other financial instruments include forwards.

^ Includes a security which is valued at zero.

11.       Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures.

B.  Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $500	Next $250	Next $250	Next $1	Next $1	Over $3
million	million	million	billion	billion	billion
0.42%	0.345%	0.295%	0.27%	0.245%	0.22%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.80%. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2008, this waiver amounted to approximately $51,000.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund.

D.       Dividend Disbursing and Transfer Agent: Effective June 9, 2008, the Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Prior to June 9, 2008, JPMorgan Investor Services Company provided dividend disbursing and transfer agency services for the Fund.

E.       Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

F.       Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G.     Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2008 and 2007 was as follows:

2008 Distributions		2007 Distributions
Paid From		Paid From
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$3,472	$—	$3,917	$—

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, swap transactions, investment in certain fixed income securities and paydown adjustments, resulted in the following reclassifications among the components of net assets at December 31, 2008:

Undistributed
(Distributions in
Excess of) Net	Accumulated
Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$45	$221	$(266)

At December 31, 2008, the Portfolio had distributable earnings on a tax basis as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income	Capital Gain
(000)	(000)
$3,089	$—

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

At December 31, 2008, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

			Net
			Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
(000)	(000)	(000)	(000)
$36,683	$307	$(7,969)	$(7,662)

Net capital, passive foreign investment company (“PFIC”) and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio deferred to January 2, 2009, for U.S. Federal income tax purposes, capital and currency losses of approximately $4,750,000 and $3,000, respectively.

At December 31, 2008, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $26,915,000, of which, $1,274,000 will expire on December 31, 2009, $9,828,000 will expire on December 31, 2010, $12,175,000 will expire on December 31, 2011, $178,000 will expire on December 31, 2013, $552,000 will expire on December 31, 2014 and $2,908,000 will expire on December 31, 2016.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

H.     Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company managed by the Adviser , both directly, and as a portion of the securities held as collateral on loaned securities. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the year ended December 31, 2008, advisory fees paid were reduced by approximately $3,000 relating to the Portfolio’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2008 is as follows:

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	December 31,
2007	at Cost	Proceeds	Income	2008
(000)	(000)	(000)	(000)	(000)
$727	$28,277	$26,142	$79	$2,862

For the year ended December 31, 2008, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $16,540,000 and $19,169,000 respectively. For the year ended December 31, 2008, sales of long-term U.S. Government securities were approximately $199,000.

During the year ended December 31, 2008, the Portfolio incurred no brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

I.          Other: At December 31, 2008, a substantial portion of the Portfolio’s investments consisted of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than the higher-rated securities. These investments are often traded by one market maker who may also be utilized by the Portfolio to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the Portfolio of Investments and the differences could be material.

At December 31, 2008, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 75.8%.

J. Reverse Stock Split: After the close of business on November 10, 2006, High Yield Portfolio effected a 1 for 2 reverse stock split for the shares of the Portfolio. All transactions in capital stock and per share data prior to November 13, 2006, have been restated to give effect to the reverse stock split. The reverse stock split had no impact on the overall value of shareholder’s investment in the Portfolio.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Universal Institutional Funds, Inc. —

High Yield Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of High Yield Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2008 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of High Yield Portfolio of The Universal Institutional Funds, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 16, 2009

19

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (unaudited)

Independent Directors:

Number of
Portfolios in
Fund
Complex
Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time		Independent	Other Directorships Held by Independent
Independent Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Director
Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Institute (policy organization) through November 2008; retired as Admiral in the U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officer de l’Orde National du Mérite by the French Government.

				161	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				163	Director of various business organizations.

Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006)	161	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	163	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	164	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

20

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (cont’d)

Independent Directors (cont’d):

					Number of
					Portfolios in
					Fund
					Complex
					Overseen
		Position(s)	Length of		by
Name, Age and Address of		Held with	Time		Independent	Other Directorships Held by Independent
Independent Director		Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Director
Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036		Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

					161	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	.	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	163	None.

W. Allen Reed (61)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036		Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	161	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564		Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	164	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Number of
Portfolios in
Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time		Interested	Other Directorships Held by Interested
Independent Director	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Director**	Director
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	162	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*      This is the earliest date the Directors began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

**   The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment advisor that is an affiliated person of the Adviser (including but not limited to, Morgan Stanley Investment Management Inc.)

†      For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

21

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (cont’d)

Officers:

	Position(s)	Term of Office
	Held with	and Length of
Name, Age and Address of Executive Officer	Registrant	Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (34) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Amy R. Doberman (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 — April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated since February with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*                    This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

22

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Adviser and Administrator	Custodian
Morgan Stanley Investment Management Inc.	JPMorgan Chase Bank, N.A.
522 Fifth Avenue	270 Park Avenue
New York, New York 10036	New York, New York 10017

Distributor	Legal Counsel
Morgan Stanley Distribution, Inc.	Clifford Chance US LLP
One Tower Bridge	31 West 52nd Street
100 Front Street, Suite 1100	New York, New York 10019-6131
West Conshohocken, PA 19428-2899

Independent Registered Public Accounting Firm
Dividend Disbursing and Transfer Agent	Ernst & Young LLP
Morgan Stanley Services Company Inc.	200 Clarendon Street
P.O. Box 219804	Boston, Massachusetts 02116-5072
Kansas City, MO 64121-9804

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund’s Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the Securities and Exchange Commission’s website at www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at www.sec.gov.

UIFHYPANN
IU09-00748I-Y12/08

23

The Universal Institutional Funds, Inc. Annual Report – December 31, 2008

Small Company Growth Portfolio

The Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Expense Example (unaudited)

Small Company Growth Portfolio

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/08	Actual Ending Account Value 12/31/08	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period
Small Company Growth Class II	$1,000.00	$682.30	$1,018.90	$5.24	$6.29	1.24%

*      Expenses are calculated using the Portfolio’s annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

1

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Overview (unaudited)

Small Company Growth Portfolio

The Small Company Growth Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small companies. Investments in small-to medium-sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

Performance

For the fiscal year ended December 31, 2008, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -40.43%, net of fees, for Class II shares. The Portfolio’s Class II shares underperformed against the Russell 2000® Growth Index (the “Index”) which returned -38.54%.

Factors Affecting Performance

•                 The market environment was extremely challenging in the 12-month period ended December 31, 2008. Paralysis in the credit markets and a complete reshaping of the financial industry prompted a significant loss of investor confidence. Risk aversion soared, as investors fled all segments of the stock and bond markets for the perceived safety of U.S. Treasuries and cash. Although the federal government and the Federal Reserve intervened with unprecedented policy measures, investors remained uncertain about the effectiveness of the response, particularly as the U.S. economy was officially declared in recession since December 2007. These events kept the stock market volatile through the end of the period. Small-cap stocks, in which the Fund invests, finished the year with a substantial loss.

•                 Stock selection and an overweight in consumer discretionary had the largest detrimental effect on relative performance. Within the sector, holdings in commercial services and toy companies lagged.

•                 Stock selection in the technology sector also had a negative impact on relative performance, despite the positive influence of an underweight in the sector. Within the sector, the Portfolio was hurt by exposure to the miscellaneous technology (business software and services) industry.

•                 Finally, in the financial services sector, stock selection hampered relative performance, offsetting the benefit of an overweight in the sector. The group’s leading detractor was a position in the financial information services industry.

•                 However, stock selection and an underweight in the other energy sector was the largest contributor to relative performance, driven by natural gas producers.

•                 Stock selection in health care also had a positive effect on relative performance, although an underweight to the sector dampened some of the relative gain. Within the sector, biotechnology research and production holdings boosted relative performance.

•                 Rounding out the top three positive contributors was the materials and processing sector, where stock selection and an overweight in the sector both added value.

Management Strategies

•                 This period was an usual year for small-cap funds, as portfolios aligned more closely to the benchmark outperformed the more concentrated, less “benchmark aware” portfolios such as ours. Over time, active managers tend to outperform small-cap benchmarks.

•                 In our view, market volatility is far greater than fundamental business volatility. The market is fearful, with investors making little differentiation on fundamentals and quality. It is our goal to hold a portfolio of high-quality growth stocks we believe will perform well regardless of the market environment. To that end, the investment team continues to focus on quality — evaluating the nature and sustainability of a company’s competitive advantage and balance sheet strength. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high quality stream of cash flow and earnings growth and the ability to redeploy capital at a high rate of return.

•                 At the margin, we have eliminated names that are more cyclical or where we believe there are stronger long-term opportunities. We believe the Portfolio is well positioned for when the market once again begins to differentiate on fundamentals.

Performance Compared to the Russell 2000® Growth Index(1)

	Total Returns(2)
		Average Annual
	One Year	Five Year	Since Inception(4)
Portfolio – Class II(3)	(40.43)%	(1.63)%	4.09%
Russell 2000® Growth Index	(38.54)	(2.35)	4.06

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.vankampen.com. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the

2

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Overview (cont’d)

Small Company Growth Portfolio

deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance shown does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would be lower.

(1)         The Russell 2000® Growth Index measures the performance of the small-cap growth segment of U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would be lower performance. It is not possible to invest directly in an index.

(2)         Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)         Commenced operations on April 30, 2003.

(4)         For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

*                Commenced operations on April 30, 2003.

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Portfolio Composition

Classification	Percentage of Total Investments
Computer Services Software & Systems	10.4%
Services: Commercial	9.1
Retail	6.4
Medical & Dental Instruments & Supplies	6.2
Investment Management Companies	5.6
Other**	55.3
Short-Term Investments	7.0
Total Investments	100.0%

**         Industries which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other.”

3

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments

Small Company Growth Portfolio

	Shares	Value (000)
Common Stocks (90.5%)
Biotechnology Research & Production (4.0%)
Alnylam Pharmaceuticals, Inc. (a)	22,203	$549
Illumina, Inc. (a)	19,732	514
		1,063
Building: Cement (4.7%)
Eagle Materials, Inc.	33,570	618
Texas Industries, Inc.	18,255	630
		1,248
Casinos & Gambling (0.3%)
Lakes Entertainment, Inc. (a)	18,619	75
Communications & Media (0.4%)
CKX, Inc. (a)	32,430	119
Communications Technology (2.2%)
Gmarket, Inc. ADR (a)	17,143	295
GSI Commerce, Inc. (a)	28,306	298
		593
Computer Services Software & Systems (10.4%)
Bankrate, Inc. (a)	8,110	308
Blackboard, Inc. (a)	16,040	421
comScore, Inc. (a)	13,197	168
Forrester Research, Inc. (a)	28,240	797
Longtop Financial Technologies Ltd. ADR (a)	26,824	406
Sina Corp. (a)	8,700	201
Solera Holdings, Inc. (a)	19,120	461
		2,762
Education Services (3.9%)
Ambassadors Group, Inc.	25,173	231
American Public Education, Inc. (a)	6,855	255
Strayer Education, Inc.	2,498	536
		1,022
Electronics: Semi-Conductors/Components (1.1%)
Tessera Technologies, Inc. (a)	25,305	301
Electronics: Technology (1.2%)
Cogent Communications Group, Inc. (a)	48,714	318
Energy — Miscellaneous (4.5%)
Contango Oil & Gas Co. (a)	21,345	1,202
Engineering & Contracting Services (2.0%)
Grupo Aeroportuario del Pacifico S.A.B. de C.V. ADR	22,637	521
Financial — Miscellaneous (4.4%)
Interactive Data Corp.	16,184	399
Riskmetrics Group, Inc. (a)	51,508	767
		1,166
Health Care Services (2.7%)
athenahealth, Inc. (a)	18,988	714
Homebuilding (1.2%)
Brascan Residential Properties S.A.	79,474	85
Gafisa S.A. ADR	24,244	224
		309
Hotel/Motel (0.6%)
Mandarin Oriental International Ltd.	154,100	153
Insurance: Multi-Line (1.9%)
Greenlight Capital Re Ltd., Class A (a)	32,219	419
Pico Holdings, Inc. (a)	2,974	79
		498
Investment Management Companies (5.6%)
Capital Southwest Corp.	868	94
Climate Exchange plc (a)	5,272	67
Greenhill & Co., Inc.	19,076	1,331
		1,492
Leisure Time (0.9%)
Aruze Corp.	21,700	219
Premier Exhibitions, Inc. (a)	22,609	25
		244
Machinery: Industrial/Specialty (0.8%)
Middleby Corp. (a)	7,518	205
Medical & Dental Instruments & Supplies (6.2%)
Cepheid, Inc. (a)	15,525	161
Techne Corp.	23,134	1,493
		1,654
Oil: Crude Producers (2.4%)
Carrizo Oil & Gas, Inc. (a)	11,896	192
GMX Resources, Inc. (a)	17,816	451
		643
Printing & Copying Services (0.9%)
VistaPrint Ltd. (a)	13,173	245
Publishing — Miscellaneous (1.1%)
Morningstar, Inc. (a)	8,121	288
Real Estate Investment Trusts (REIT) (0.5%)
Consolidated-Tomoka Land Co.	3,252	124
Restaurants (3.3%)
BJ’s Restaurants, Inc. (a)	25,691	277
P.F. Chang’s China Bistro, Inc. (a)	28,206	590
		867
Retail (6.4%)
Blue Nile, Inc. (a)	26,484	649
Citi Trends, Inc. (a)	21,204	312
Ctrip.com International Ltd. ADR	21,653	515
Dena Co., Ltd.	69	222
		1,698
Services: Commercial (9.2%)
Advisory Board Co. (The) (a)	27,531	614
Corporate Executive Board Co. (The)	10,345	228
CoStar Group, Inc. (a)	23,646	779
Information Services Group, Inc. (a)	58,514	199
MercadoLibre, Inc. (a)	15,537	255
New Oriental Education & Technology Group ADR (a)	6,526	358
		2,433

The accompanying notes are an integral part of the financial statements.

4

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Portfolio of Investments (cont’d)

Small Company Growth Portfolio

	Shares	Value (000)
Shoes (0.9%)
Lululemon Athletica, Inc. (a)	30,731	$244
Technology — Miscellaneous (0.9%)
iRobot Corp. (a)	17,332	156
Market Leader, Inc. (a)	24,745	42
Rediff.com India Ltd. ADR (a)	19,830	40
		238
Toys (2.8%)
Marvel Entertainment, Inc. (a)	23,824	733
Transportation — Miscellaneous (0.5%)
Integrated Distribution Services Group Ltd.	116,000	128
Utilities: Electrical (2.6%)
Brookfield Infrastructure Partners LP	60,335	676
Total Common Stocks (Cost $37,095)		23,976
Preferred Stocks (2.9%)
Biotechnology Research & Production (0.6%)
Pacific Biosciences of California, Inc. (Convertible) (a)(b)(c)	28,120	157
Diversified Financial Services (0.6%)
Ning, Inc. (Convertible) (a)(b)(c)	30,861	154
Drugs & Pharmaceuticals (1.7%)
Ironwood Pharmaceutical, Inc. (Convertible) (a)(b)(c)	36,808	442
Total Preferred Stocks (Cost $647)		753
Short-Term Investment (7.0%)
Investment Company (7.0%)
Morgan Stanley Institutional Liquidity
Money Market Portfolio — Institutional Class
(Cost $1,858) (d)	1,857,626	1,858
Total Investments (100.4%) (Cost $39,600) (e)		26,587
Liabilities in Excess of Other Assets (-0.4%)		(106)
Net Assets (100%)		$26,481

(a)                                 Non-income producing security.

(b)                                At December 31, 2008, the Portfolio held fair valued securities valued at approximately $753,000, representing 2.8% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Directors.

(c)                                 Security has been deemed illiquid at December 31, 2008.

(d)                                See Note I within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.

(e)                                 The approximate market value and percentage of total investments, $874,000 and 3.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

ADR                    American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

5

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Small Company Growth Portfolio

Statement of Assets and Liabilities

December 31, 2008
(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $37,742)	$24,729
Investment in Security of Affiliated Issuer, at Value (Cost $1,858)	1,858
Total Investments in Securities, at Value (Cost $39,600)	26,587
Dividends Receivable	5
Receivable from Affiliate	1
Foreign Currency, at Value (Cost $—@)	—@
Other Assets	—@
Total Assets	26,593
Liabilities:
Investment Advisory Fees Payable	55
Payable for Investments Purchased	20
Administration Fees Payable	6
Payable for Portfolio Shares Redeemed	3
Custodian Fees Payable	1
Distribution Fees — Class II Shares	1
Other Liabilities	26
Total Liabilities	112
NET ASSETS	$26,481
Net Assets Consist of:
Paid-in Capital	$39,764
Accumulated Net Investment Loss	—@
Accumulated Net Realized Loss	(270)
Unrealized Appreciation (Depreciation) on:
Investments	(13,013)
Foreign Currency Translations	—@
Net Assets	$26,481
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 2,912,485 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$9.09

@            Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

6

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Small Company Growth Portfolio

Statement of Operations

Year Ended December 31, 2008
(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1 Foreign Taxes Withheld)	$339
Dividends from Security of Affiliated Issuer	52
Total Investment Income	391
Expenses:
Investment Advisory Fees (Note B)	354
Distribution Fees — Class II Shares (Note D)	134
Administration Fees (Note C)	99
Shareholder Reporting Fees	23
Professional Fees	23
Custodian Fees (Note F)	11
Directors’ Fees and Expenses	1
Transfer Agency Fees (Note E)	—@
Other	8
Total Expenses	653
Investment Advisory Fees Voluntarily Waived (Note B)	(57)
Distribution Fees — Class II Shares Waived (Note D)	(115)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note I)	(2)
Expense Offset (Note F)	—@
Net Expenses	479
Net Investment Loss	(88)
Realized Gain (Loss) on:
Investments Sold	(241)
Foreign Currency Transactions	(4)
Net Realized Loss	(245)
Change in Unrealized Appreciation (Depreciation) on:
Investments	(18,866)
Foreign Currency Translations	—@
Net Change in Unrealized Appreciation (Depreciation)	(18,866)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(19,111)
Net Decrease in Net Assets Resulting from Operations	$(19,199)

@            Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

7

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Small Company Growth Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007
	(000)	(000)
Increase (Decrease) in Net Assets Operations:
Net Investment Loss	$(88)	$(312)
Net Realized Gain (Loss)	(245)	4,091
Net Change in Unrealized Depreciation	(18,866)	(1,937)
Net Increase (Decrease) in Net Assets Resulting from Operations	(19,199)	1,842
Distributions from and/or in Excess of:
Class II:
Net Realized Gain	(3,974)	(4,787)
Capital Share Transactions:(1)
Class II:
Subscriptions	3,592	3,366
Distributions Reinvested	3,974	4,787
Redemptions	(9,083)	(12,373)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(1,517)	(4,220)
Total Decrease in Net Assets	(24,690)	(7,165)
Net Assets:
Beginning of Period	51,171	58,336
End of Period (Including Undistributed (Accumulated Net Investment Loss) Net Investment Income of $—@ and $—@, respectively)	$26,481	$51,171
(1) Capital Share Transactions:
Class II:
Shares Subscribed	278	187
Shares Issued on Distributions Reinvested	303	270
Shares Redeemed	(691)	(686)
Net Decrease in Class II Shares Outstanding	(110)	(229)

@            Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

8

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Financial Highlights

Small Company Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$16.93	$17.94		$17.36	$15.48	$13.40
Income (Loss) from Investment Operations
Net Investment Loss#	(0.03)	(0.10)		(0.14)	(0.03)	(0.13)
Net Realized and Unrealized Gain (Loss)	(6.38)	0.70		2.07	2.01	2.67
Total from Investment Operations	(6.41)	0.60		1.93	1.98	2.54
Distributions from and/or in Excess of:
Net Realized Gain	(1.43)	(1.61)		(1.35)	(0.10)	(0.46)
Net Asset Value, End of Period	$9.09	$16.93		$17.94	$17.36	$15.48
Total Return ±	(40.43)%	2.96%		11.84%	12.88%	18.95%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$26,481	$51,171		$58,336	$50,785	$34,752
Ratio of Expenses to Average Net Assets(1)	1.25%+	1.25	%+	1.25%	1.25%	1.25%
Ratio of Net Investment Loss to Average Net Assets(1)	(0.23)%+	(0.56	)%+	(0.80)%	(0.19)%	(0.93)%
Portfolio Turnover Rate	38%	52%		68%	72%	113%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived and/or Reimbursed by Adviser and/or Distributor:
Expenses to Average Net Assets	1.70%+	1.63	%+	1.73%	1.81%	1.91%
Net Investment Loss to Average Net Assets	(0.68)%+	(0.94	)%+	(1.28)%	(0.75)%	(1.59)%

#                Per share amount is based on average shares outstanding.

±                Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

+               Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

The accompanying notes are an integral part of the financial statements.

9

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements

The Universal Institutional Funds, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of sixteen separate active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”).

The accompanying financial statements relate to the Small Company Growth Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small companies. The Portfolio currently offers Class II shares only; although Class I shares may be offered in the future.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

The Portfolio has suspended the offering of its shares to investors through insurance and variable annuity contracts or qualified pension or retirement plans that have not previously offered the Portfolio as an investment option. The Portfolio will continue to offer its shares to investors through insurance and variable annuity contracts or qualified pension or retirement plans that have previously offered the Portfolio. The Portfolio may recommence offering its shares to investors through new insurance and variable annuity contracts or qualified pension or retirement plans at such time as the Advisor determines that it would be consistent with prudent portfolio management to do so.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.            Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

2.             New Accounting Pronouncement: On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

3.             Fair Value Measurement: The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Portfolio would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure

10

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

purposes. Various inputs are used in determining the value of the Portfolio’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio’s investments carried at value:

Valuation Inputs	Investments in Securities (000)
Level 1 - Quoted Prices	$24,960
Level 2 - Other Significant Observable Inputs	874
Level 3 - Significant Unobservable Inputs	753
Total	$26,587

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities (000)
Balance as of 12/31/07	$230
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	172
Net purchases (sales)	197
Net transfers in and/or out of Level 3	154
Balance as of 12/31/08	$753
The amount of total realized gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at 12/31/08.	$106

4.             Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets and other appropriate measures.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

First $1 billion	Next $500 million	Over $1.5 billion
0.92%	0.85%	0.80%

MS Investment Management has voluntarily agreed to waive fees payable to it and/or reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, if necessary, to the extent that the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.25%. Fee waivers and/or expense reimbursements are voluntary and may be terminated at any time. For the year ended December 31, 2008, this waiver amounted to approximately $57,000.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund.

D. Distribution Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of Adviser, serves as the Distributor of the Fund and provides the

11

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

Portfolio’s Class II shareholders with distribution services pursuant to a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio’s average daily net assets attributable to Class II shares. The Distributor has voluntarily agreed to waive 0.30% of the 0.35% distribution fee that it may receive. For the year ended December 31, 2008, this waiver amounted to approximately $115,000.

E. Dividend Disbursing and Transfer Agent: Effective June 9, 2008, the Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Prior to June 9, 2008, JPMorgan Investor Services Company provided dividend disbursing and transfer agency services for the Fund.

F. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

G. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

H. Federal Income Taxes: It is the Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2008 and 2007 was as follows:

2008 Distributions		2007 Distributions
Paid From:		Paid From:
Ordinary	Long-Term	Ordinary	Long-Term
Income	Capital Gain	Income	Capital Gain
(000)	(000)	(000)	(000)
$—	$3,974	$470	$4,317

The amount and character of income and capital gain distributions to be paid by the Portfolio are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2008:

Undistributed
(Distributions in
Excess of) Net	Accumulated
Investment	Net Realized	Paid-in
Income (Loss)	Gain (Loss)	Capital
(000)	(000)	(000)
$88	$4	$(92)

12

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Notes to Financial Statements (cont’d)

At December 31, 2008, the Portfolio had no distributable earnings on a tax basis.

At December 31, 2008, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

			Net
			Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
(000)	(000)	(000)	(000)
$39,740	$1,888	$(15,041)	$(13,153)

At December 31, 2008, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, of approximately $130,000 which will expire on December 31, 2016.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

I. Security Transactions and Transactions with Affiliates: The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Money Market Portfolio. For the year ended December 31, 2008, advisory fees paid were reduced by approximately $2,000 relating to the Portfolio’s investment in the Morgan Stanley Institutional Liquidity Money Market Portfolio.

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2008 is as follows:

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	December 31,
2007	at Cost	Proceeds	Income	2008
(000)	(000)	(000)	(000)	(000)
$1,541	$16,870	$16,553	$52	$1,858

For the year ended December 31, 2008, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $14,148,000 and $20,031,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2008.

During the year ended December 31, 2008, the Portfolio incurred less than $500 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

J. Other: At December 31, 2008, the Portfolio had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 94.4% for Class II shares.

13

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Universal Institutional Funds, Inc. —
Small Company Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Small Company Growth Portfolio (one of the portfolios constituting The Universal Institutional Funds, Inc.) (the “Portfolio”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Company Growth Portfolio of The Universal Institutional Funds, Inc. at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 16, 2009

14

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 2008.

The Portfolio designated and paid approximately $3,974,000 as a long-term capital gain distribution.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

15

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Institute (policy organization) through November 2008; retired as Admiral in the U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officer de l’Orde National du Mérite by the French Government.

				161	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998- October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				163	Director of various business organizations.

Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	161	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991- September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	163	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001- July 2003); CFO of the J. Paul Getty Trust.	164	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

16

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (cont’d)

Independent Directors (cont’d):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director
Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				161	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	163	None.

W. Allen Reed (61) † c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	161	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	164	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	162	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*                This is the earliest date the Directors began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

**         The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. (“MSIM”) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA, The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

†                 For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

17

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Director and Officer Information (cont’d)

Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (34) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Amy R. Doberman (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 - April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*                 This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

18

The Universal Institutional Funds, Inc.

Annual Report – December 31, 2008

Investment Adviser and Administrator	Custodian
Morgan Stanley Investment Management Inc.	JPMorgan Chase Bank, N.A.
522 Fifth Avenue	270 Park Avenue
New York, New York 10036	New York, New York 10017

Distributor	Legal Counsel
Morgan Stanley Distribution, Inc.	Clifford Chance US LLP
One Tower Bridge	31 West 52nd Street
100 Front Street, Suite 1100	New York, New York 10019-6131
West Conshohocken, PA 19428-2899

Dividend Disbursing and Transfer Agent	Independent Registered Public Accounting Firm
Morgan Stanley Services Company Inc.	Ernst & Young LLP
P.O. Box 219804	200 Clarendon Street
Kansas City, MO 64121-9804	Boston, Massachusetts 02116-5072

The Investment Adviser, Morgan Stanley Investment Management Inc., does business in certain instances as Van Kampen or Morgan Stanley Asset Management.

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.vankampen.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund’s Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1-800-281-2715.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-281-2715 or by visiting our website at www.vankampen.com. It is also available on the Securities and Exchange Commission’s website at www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by calling 1-800-281-2715. This information is also available on the Securities and Exchange Commission’s website at www.sec.gov.

UIFSCGANN
IU09-00742I-Y12/08

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Item 2.  Code of Ethics.

(a)                                  The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                               The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                               Not applicable.

(3)                               Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

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Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2008

	Registrant		Covered Entities(1)
Audit Fees	$332,900		N/A

Non-Audit Fees
Audit-Related Fees			$742,276	(2)
Tax Fees	$55,120	(3)	$99,522	(4)
All Other Fees			$246,887	(5)
Total Non-Audit Fees	$55,120		$1,088,685

Total	$388,020		$1,088,685

2007

	Registrant		Covered Entities(1)
Audit Fees	$305,300		N/A

Non-Audit Fees
Audit-Related Fees	$		$731,800	(2)
Tax Fees	$50,600	(3)	$104,020	(4)
All Other Fees	$		$166,270	(5)
Total Non-Audit Fees	$50,600		$1,002,090

Total	$355,900		$1,002,090

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report and advisory consulting work.

(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax returns.

(4)	Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)	All Other Fees represent attestation services provided in connection with performance presentation standards and a compliance review project performed

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(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit

(1)                                  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

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Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general

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pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

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8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

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Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Frank Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not used.

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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Universal Institutional Funds, Inc.

By:	/s/ Randy Takian
Name:	Randy Takian
Title:	Principal Executive Officer
Date: February 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Randy Takian
Name:	Randy Takian
Title:	Principal Executive Officer
Date:	February 19, 2009

By:	/s/ James Garrett
Name:	James Garrett
Title:	Principal Financial Officer
Date:	February 19, 2009